UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached hereto.

(b)	Not applicable.

WisdomTree Trust

Annual Report

June 30, 2021

International Equity ETFs:

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Emerging Markets ESG Fund (RESE)

WisdomTree International ESG Fund (RESD)

Fixed Income ETFs:

WisdomTree U.S. Corporate Bond Fund (WFIG)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

Efficient Core ETFs:

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

WisdomTree International Efficient Core Fund (NTSI)

WisdomTree U.S. Efficient Core Fund (NTSX)

(formerly, WisdomTree 90/60 U.S. Balanced Fund)

Megatrends ETFs:

WisdomTree BioRevolution Fund (WDNA)

WisdomTree Cloud Computing Fund (WCLD)

WisdomTree Cybersecurity Fund (WCBR)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. Markets

The U.S. equity market, as measured by the S&P 500® Index, returned 40.79% for the 12-month fiscal period that ended June 30, 2021 (the “period”).

U.S. equities’ recovery from the COVID-19 pandemic persisted, although at a moderate pace in the third quarter of 2020 and the S&P 500® Index returned 8.93%. Economic indicators continued to recover from previous lows. U.S. unemployment rates declined to 7.8% but remained above the 3.6% pre-pandemic level. Meanwhile, business activity reentered expansionary territory and consumer spending rebounded in the third quarter of 2020. Optimism about COVID-19 vaccine candidates also contributed to positive equity market sentiment. U.S. gross domestic product grew 33.4% annualized in the third quarter of 2020, following a 31.4% decrease in the second quarter of 2020, marking a significant recovery for the U.S. economy.

The upward trajectory in U.S. equities continued in the final quarter of 2020. The S&P 500® Index returned 12.15%. A key driver of gains in the quarter was regulatory approval of two separate COVID-19 vaccines. Also contributing to positive performance was a reduction in uncertainty following the presidential election, as well as the passage of a $900 billion COVID-19 relief bill, which included direct payments to individuals, additional support for small businesses and extended unemployment benefits. Increasing rates of COVID-19 infections stifled economic activity in the fourth quarter of 2020. Consumer spending declined in November 2020 for the first time since the early stages of the COVID-19 pandemic. Meanwhile, the U.S. Federal Reserve’s (the “Fed”) ongoing commitment to accommodative monetary policy helped support U.S. equities despite rising infection rates and a slowdown in economic recovery in the fourth quarter of 2020.

U.S. equities rose for a fourth consecutive quarter in the first quarter of 2021 and the S&P 500® Index increased 6.17%. Ongoing fiscal and monetary stimulus, as well as a national vaccine rollout, helped lead stocks higher. At the end of the first quarter, an additional $2.5 trillion dollars in fiscal spending was proposed, primarily focused on improving infrastructure. Meanwhile, economic data continued to point towards recovery. Jobless claims fell to the lowest level since the onset of the COVID-19 pandemic, retail sales increased at the fastest pace since June 2020, and the U.S. ISM manufacturing index reached the highest level since 1983.

Markets continued to march higher during the second quarter of 2021, as COVID-19 vaccines were made available to the public and became widely distributed. This prompted investor enthusiasm about a larger economic “reopening”, and the S&P 500® Index returned 8.55% on a total return basis. Later in the quarter, however, some enthusiasm waned over concerns about new coronavirus variants that were more easily transferrable, though markets remained optimistic. In the bond market, U.S. Treasury yields fell from their springtime highs, despite investors’ concerns about inflation. The Fed generally maintained its accommodative tone in support of the ongoing economic recovery, but it did acknowledge that the recovery was beginning to improve quickly in a surprisingly hawkish pivot. Markets reacted by anticipating the next hike in the Fed funds rate to be in late 2022 or early 2023, rather than even later on as originally expected.

Fixed Income

Over the period, the increase in long-term U.S. interest rates exceeded the decrease in short-term U.S. interest rates, resulting in a steepening in the U.S. Treasury yield curve. The Fed funds rate was unchanged, remaining in a range of 0% to 0.25%, while the 2-Year U.S. Treasury Note yield increased from 0.15% to 0.25% and the U.S. 10-Year Treasury Note yield increased from 0.65% to 1.46%. The closely monitored spread between the 2- and 10-year U.S. Treasury Note yields increased from 0.50% at the beginning of the period to 1.21% at the end of the period. Short-term rates increased due to improved economic prospects and a slightly greater likelihood of hawkish activity from the Fed, though it remained highly unlikely given their accommodative stance to support the recovery. The increase in long-term yield was driven by rising inflation expectations

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

and improved economic prospects. Breakeven inflation rates, a market-derived measure of investors’ inflation expectation, surged higher during the period in the 5-, 10- and 30-year tenors of U.S. Treasury bonds.

International Markets

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned 32.35% in the period. Despite the impressive absolute return, international equity markets lagged all other major equity regions during the period, including U.S., emerging markets, and global equity indexes.

International currency performance was mixed during the period, with significant movement in the U.S. dollar and other international currencies as local governments and central banks sought to combat the economic impacts of the COVID-19 pandemic. The euro, British pound sterling, and Swiss franc (the latter viewed as a safe-haven currency) all strengthened relative to the U.S. dollar, while the Japanese yen (also considered a safe-haven) weakened.

The economic recovery truly began to take hold during the third quarter of 2020. Eurozone Purchasing Managers’ Index (“PMIs”) steadily recovered and finally broke into expansionary territory (above the level of 50) by July 2020. However, the economy was still fragile and required significant monetary and fiscal support from the European Central Bank (“ECB”) and the European Union (“EU”), respectively. With the ECB remaining attentive and using whatever monetary policy tools it could to support a recovery, the EU eventually reached a landmark agreement whereby it would issue joint debt, backed by all its member countries, to support the region’s economic recovery.

The optimism was short-lived, however, as new virus flareups plagued developed markets as the summer ended, which prompted another wave of lockdowns and subdued economic activity. After reaching their expansionary highs, both services and composite PMIs dipped once again into contractionary territory. This was quelled by manufacturing gauges, however, which remained strong and continued their upward trajectory as local economies determined how to maintain production capacity alongside social distancing and health and safety checks.

Equity markets continued their recovery during the third quarter of 2020, though to a much smaller extent. Developed markets once again lagged the rest of the world, as the cyclical nature of their economies, coupled with the inability to control the spread of the virus and resume normal economic activity, remained a major headwind.

The fourth quarter of 2020 marked an important turning point for a few reasons. First was the Presidential election in the United States, as the Democratic Party gained control of both the White House and later Congress (though the latter was not ultimately decided until January 2021), which had important geopolitical implications for developed markets. Second was the end of the Brexit saga. Four years after Britain voted to formally leave the EU in 2016, Prime Minister Boris Johnson arranged a deal with EU leaders to exit the bloc with certain trade relationships and other negotiations intact. Lastly, and perhaps most important to developed equity markets, was the announcement from a number of global pharmaceutical giants that they had developed a vaccine for COVID-19. This was immediately additive for the downtrodden cyclical sectors of the economy that struggled throughout 2020, and the region confronted its next two hurdles: securing enough vaccines for its population and distributing them. Both hurdles remain significant challenges for developed markets. However, the news of the vaccine itself restored some optimism in developed economies since cyclical industries may be poised to benefit the most. These three catalysts provided a much-needed tailwind for developed equity markets during the fourth quarter, as they outperformed U.S. and global equity indexes by a few percentage points. Composite and service PMIs once again continued to recover, albeit slowly, while manufacturing gauges maintained their momentum and finished the quarter well in expansion territory.

2	WisdomTree Trust

Market Environment Overview

(unaudited) (concluded)

The first quarter of 2021 continued with much of the momentum that ended 2020. Despite localized virus flareups after the holiday season, regional economies and their health systems were generally better prepared to combat the onset of new cases. However, many countries (including, but not limited to, the United Kingdom, France and Germany) were forced to institute new lockdown orders once again to stem the spread of the virus. Meanwhile, developed markets continued their struggle to approve, acquire, and administer vaccines from pharmaceutical companies like Pfizer, Moderna, Johnson & Johnson, and AstraZeneca. To date, the inoculation campaign is lagging other markets like the U.S., but progress is being made. PMIs continued their recovery, with composite and service readings hovering around the 50-level, signaling that the economy is still on soft footing but in a much better position than it was during the onset of the pandemic. Developed equity markets lagged the U.S. once again during the quarter but managed to outperform emerging markets.

The second quarter of 2021 fared well for developed equity markets, though they still lagged U.S. and global indexes. The MSCI EAFE Index returned 5.17% during the quarter. The virus outlook steadily improved, although the region as a whole continued to have difficulty approving, securing, and distributing COVID-19 vaccines. The vaccination effort lagged behind countries like the U.S. and Israel, meaning local economies remained hindered for a while longer. The outlook improved toward the end of the quarter, however, as countries like the United Kingdom announced an end to economic “lockdowns” amid improvements in controlling the virus. The European economy also began to reopen itself to foreign travelers, which may be a key indicator of an impending economic revival.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	3

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	15.9%
Health Care	13.3%
Industrials	12.7%
Consumer Staples	11.3%
Materials	11.1%
Consumer Discretionary	8.4%
Communication Services	7.8%
Utilities	6.6%
Information Technology	5.1%
Real Estate	4.5%
Energy	2.2%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	2.2%
Novartis AG, Registered Shares	2.2%
Roche Holding AG	1.9%
GlaxoSmithKline PLC	1.5%
Fortescue Metals Group Ltd.	1.4%
British American Tobacco PLC	1.3%
Sanofi	1.2%
Unilever PLC	1.2%
Rio Tinto PLC	1.1%
AstraZeneca PLC	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Equity Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 24.76% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). The fiscal year performance is measured beginning July 1, 2020, which was the continuation of the stock market recovery from the COVID-19 pandemic induced market sell-off that occurred during late March of 2020, and explains why absolute performance is exceptionally high for the fiscal year ended June 30, 2021. During the fiscal year, the Fund benefited from its allocations to the Materials and Consumer Discretionary sectors. The benefit from the Materials sector was attributable to a slight overweight position, whereas the benefit from the Consumer Discretionary sector resulted primarily from stock selection. The sector allocations that detracted from performance the most were the Financials, Utilities, and Communication Services sectors. Regionally, exposures within Australia and Germany were the most beneficial positions, while positions in the United Kingdom and Hong Kong negatively impacted performance. During the fiscal year, the Fund utilized foreign exchange contracts to dynamically hedge its foreign currency exposures. The Fund’s performance was negatively impacted by its dynamic currency hedge during the fiscal year as the U.S. dollar weakened relative to a broad basket of developed market currencies, which weighed negatively on performance as compared to a static, unhedged benchmark.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,103.30	0.40%	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	24.76%	5.25%	8.62%	8.19%
Fund Market Price Returns	25.36%	5.49%	8.49%	8.32%
WisdomTree Dynamic Currency Hedged International Equity Index	25.12%	5.57%	8.86%	8.40%
MSCI EAFE Local Currency Index	27.08%	7.53%	10.01%	8.67%
MSCI EAFE Index	32.35%	8.27%	10.28%	9.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	23.0%
Financials	15.0%
Consumer Discretionary	10.9%
Materials	10.8%
Real Estate	10.2%
Information Technology	7.1%
Consumer Staples	6.9%
Energy	4.1%
Health Care	4.1%
Utilities	3.8%
Communication Services	3.4%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Ferrexpo PLC	1.7%
Euronav N.V.	1.1%
Neles Oyj	1.0%
Nexity S.A.	1.0%
Oesterreichische Post AG	0.9%
Societe BIC S.A.	0.8%
Scandinavian Tobacco Group A/S, Class A	0.7%
Cie Automotive S.A.	0.7%
Enav SpA	0.7%
Platinum Asset Management Ltd.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in the small-capitalization segment of dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 36.12% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). The fiscal year performance is measured beginning July 1, 2020, which was the continuation of the stock market recovery from the COVID-19 pandemic induced market sell-off that occurred during late March of 2020, and explains why absolute performance is exceptionally high for the fiscal year ended June 30, 2021. During the fiscal year, the Fund benefited from its allocations to the Materials and Real Estate sectors. The benefit from the Materials sector was attributable to positive stock selection, whereas the benefit from the Real Estate sector resulted primarily from both stock selection and an underweight allocation. The sector allocations that detracted from performance the most were the Industrials and Communication Services sectors, mainly due to stock selection. Regionally, exposures within Australia and Israel were the most beneficial positions, while positions in Sweden and Hong Kong negatively impacted performance. During the fiscal year, the Fund utilized foreign exchange contracts to dynamically hedge its foreign currency exposures. The Fund’s performance was negatively impacted by its dynamic currency hedge during the fiscal year as the U.S. dollar weakened relative to a broad basket of developed market currencies, which weighed negatively on performance as compared to a static, unhedged benchmark.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,123.70	0.48%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.48%	$2.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	36.12%	6.16%	10.63%	9.73%
Fund Market Price Returns	36.40%	6.03%	10.56%	9.83%
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	37.13%	6.62%	11.14%	10.21%
MSCI EAFE Small Cap Local Currency Index	34.77%	7.52%	11.85%	10.22%
MSCI EAFE Small Cap Index	40.98%	8.40%	12.03%	11.25%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree Emerging Markets ESG Fund (RESE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	23.9%
Financials	14.9%
Consumer Discretionary	14.6%
Communication Services	14.5%
Materials	8.1%
Consumer Staples	7.6%
Industrials	6.4%
Health Care	6.2%
Real Estate	2.8%
Utilities	1.0%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).
‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).
*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	5.9%
Tencent Holdings Ltd.	5.2%
Samsung Electronics Co., Ltd.	4.0%
Infosys Ltd.	1.1%
Ping An Insurance Group Co. of China Ltd., Class H	1.1%
Evergreen Marine Corp. Taiwan Ltd.	1.1%
JD.com, Inc., ADR	1.0%
Baidu, Inc., ADR	0.9%
SK Hynix, Inc.	0.8%
NAVER Corp.	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in emerging markets that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned 43.82% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). The fiscal year performance is measured beginning July 1, 2020, which was the continuation of the stock market recovery from the COVID-19 pandemic induced market sell-off that occurred during late March of 2020, and explains why absolute performance is exceptionally high for the fiscal year ended June 30, 2021. During the fiscal year, the Fund benefited from its allocations to the Industrials and Financials sectors, both due to positive stock selection. The sector allocations that detracted from performance the most were the Consumer Staples and Materials sectors, mainly due to negative stock selection. Regionally, exposures within China and Taiwan were the most beneficial positions, with the former due to stock selection and the latter due to both stock selection and a slight underweight allocation. Positions in South Korea and Brazil negatively impacted performance due to stock selection.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,098.10	0.32%	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	43.82%	11.60%	12.19%	12.66%
Fund Market Price Returns[2]	44.01%	11.35%	11.99%	12.61%
MSCI Emerging Markets Extended ESG Focus Index[3]	43.14%	12.78%	N/A	N/A
MSCI Emerging Markets Index	40.90%	11.27%	13.03%	13.27%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.
[2]

The Fund’s objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Emerging Markets Dividend Fund (DVEM) and tracked the performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Index.

[3]	The MSCI Emerging Markets Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree International ESG Fund (RESD)

Sector Breakdown†

Sector	% of Net Assets
Health Care	16.6%
Industrials	14.8%
Consumer Staples	14.4%
Financials	14.1%
Information Technology	12.4%
Materials	10.5%
Consumer Discretionary	9.7%
Communication Services	3.7%
Utilities	3.1%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	2.6%
ASML Holding N.V.	2.5%
Roche Holding AG	1.9%
Novartis AG, Registered Shares	1.6%
SAP SE	1.4%
Novo Nordisk A/S, Class B	1.4%
Unilever PLC	1.3%
Sony Group Corp.	1.3%
AstraZeneca PLC	1.2%
Diageo PLC	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in developed markets excluding the U.S. and Canada that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned 28.94% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). The fiscal year performance is measured beginning July 1, 2020, which was the continuation of the stock market recovery from the COVID-19 pandemic induced market sell-off that occurred during late March of 2020, and explains why absolute performance is exceptionally high for the fiscal year ended June 30, 2021. During the fiscal year, the Fund benefited from its allocations to the Industrials and Utilities sectors. The benefit from the Industrials sector was attributable to positive stock selection, whereas the benefit from the Utilities sector resulted primarily from an underweight position. The sector allocations that detracted from performance the most were the Consumer Staples, Materials, and Health Care sectors, mainly due to stock selection. Regionally, exposures within Spain and Italy were the most beneficial positions primarily due to stock selection, while positions in Japan and France negatively impacted performance also due to stock selection.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,090.60	0.30%	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns[2]	28.94%	11.52%	13.21%
Fund Market Price Returns[2]	29.02%	11.53%	13.25%
MSCI EAFE Extended ESG Focus Index[3]	33.11%	9.04%	N/A
MSCI EAFE Local Currency Index	27.08%	7.53%	9.64%
MSCI EAFE Index	32.35%	8.27%	10.27%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on November 3, 2016.
[2]

The Fund’s objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG) and tracked the performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index.

[3]	The MSCI EAFE Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree U.S. Corporate Bond Fund (WFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	25.2%
Communication Services	13.7%
Health Care	11.7%
Industrials	10.2%
Information Technology	9.4%
Utilities	8.7%
Consumer Staples	6.2%
Energy	5.9%
Consumer Discretionary	3.9%
Real Estate	1.9%
Materials	1.8%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
AT&T, Inc., 6.30%, 1/15/38	1.4%
Oracle Corp., 5.38%, 7/15/40	1.3%
Verizon Communications, Inc., 4.50%, 8/10/33	0.8%
Wells Fargo & Co., 1.65%, 6/2/24	0.8%
Bank of America Corp., 4.20%, 8/26/24	0.7%
Morgan Stanley, 7.25%, 4/1/32	0.7%
Citigroup, Inc., 4.30%, 11/20/26	0.7%
Walt Disney Co. (The), 5.40%, 10/1/43	0.6%
Capital One Financial Corp., 3.80%, 1/31/28	0.6%
AT&T, Inc., 3.65%, 9/15/59	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 2.75% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). During the fiscal year, the Fund benefited from a full allocation into corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. The broad U.S. aggregate bond market had negative returns during the fiscal year. The Fund concentrates nearly 100% of its weight in debt issued by public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. Investment grade corporate bond credit spreads tightened consistently by 46% over the fiscal year (0.86% credit spread at the end of the fiscal year versus 1.60% credit spread at the beginning of the fiscal year). Asset classes that are typically described as “risk-on”, like corporate debt, have continued to stabilize and generate positive performance as the global markets continued to recover from the impacts of the COVID-19 pandemic. The Fund’s largest sector weights were in more cyclical, value-oriented sectors like Financials and Utilities, which have generally performed well during this market recovery when compared to more growth-oriented sectors like Technology and Consumer Services. This positive credit performance has helped offset some of the negative performance impacts due to higher interest rates, which have risen in aggregate over the entire fiscal year. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and downgrade risk.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$984.60	0.18%	$0.89
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	2.75%	7.52%	4.53%	4.74%
Fund Market Price Returns	2.55%	7.85%	4.67%	4.75%
WisdomTree U.S. Corporate Bond Index	3.31%	7.69%	4.84%	5.12%
ICE BofA Merrill Lynch U.S. Corporate Index	3.62%	7.78%	4.94%	5.26%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	16.7%
Communication Services	15.3%
Energy	11.6%
Health Care	10.3%
Industrials	8.8%
Financials	7.7%
Consumer Staples	7.0%
Real Estate	6.6%
Information Technology	5.6%
Materials	4.4%
Utilities	3.2%
Other Assets less Liabilities‡	2.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Kraft Heinz Foods Co., 4.38%, 6/1/46	1.2%
DISH DBS Corp., 7.75%, 7/1/26	1.1%
Uniti Group L.P., 7.88%, 2/15/25	1.0%
iHeartCommunications, Inc., 8.38%, 5/1/27	0.9%
HCA, Inc., 3.50%, 9/1/30	0.8%
L Brands, Inc., 6.88%, 11/1/35	0.8%
DaVita, Inc., 3.75%, 2/15/31	0.8%
Community Health Systems, Inc., 4.75%, 2/15/31	0.8%
Sirius XM Radio, Inc., 5.38%, 7/15/26	0.8%
CSC Holdings LLC, 5.38%, 2/1/28	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. non-investment grade corporate bond (“junk bond” or “high yield”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 13.84% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). During the fiscal year, the Fund benefited from a full allocation into high yield corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. The broad U.S. aggregate bond market saw negative returns during the fiscal year. The Fund concentrates nearly 100% of its weight in high yield debt issued by public corporations, and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. High yield corporate bond credit spreads tightened consistently over 50% during the fiscal year (3.04% credit spread at the end of the fiscal year versus 6.44% credit spread at the beginning of the fiscal year). Asset classes that are typically described as “risk-on”, like corporate debt, have continued to stabilize and generate positive performance as the global markets continued to recover from the impacts of the COVID-19 pandemic. This is especially true for bonds that are deemed “high yield” status, as they have a greater risk/reward profile when compared to their investment grade counterparts and are more closely tied to the recovery of the economy. Over the fiscal year, high yield corporate bonds greatly outperformed investment grade corporate bonds as many of these corporates have continued to recover from distressed pandemic levels. One of the driving factors in positive performance for the Fund came from one of its larger sector weights in Energy, as the energy and commodities sectors broadly have seen considerable positive performance over the fiscal year. This positive credit performance has helped offset some of the negative performance impacts due to higher interest rates, which have risen in aggregate over the entire fiscal year. In addition, high yield corporate bonds tend to be less interest rate sensitive than their investment grade counterparts as they carry with them far less duration risk in the aggregate. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and default risk. The Fund had underperformed its benchmark due to its relative underweight in more at-risk sectors like Energy that rallied significantly after the COVID-19 selloff. In addition, the Fund was underweight the lowest quality high yield bonds, mainly bonds rated CCC-rated and below, which had higher performance when compared to higher quality high yield securities coming off of their pandemic-selloff lows. The Fund’s underperformance relative to its tracking Index was primarily attributable to representative sampling of the Index; amplified by the rebound in some of the more risk-on securities post-pandemic selloff.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,031.00	0.38%	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	13.84%	7.34%	6.71%	6.75%
Fund Market Price Returns	13.60%	7.92%	6.93%	6.80%
WisdomTree U.S. High Yield Corporate Bond Index	15.26%	7.51%	7.42%	7.52%
ICE BofA Merrill Lynch U.S. High Yield Index	15.62%	7.15%	7.30%	7.50%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	37.1%
Health Care	14.1%
Information Technology	10.7%
Industrials	8.1%
Consumer Staples	6.8%
Consumer Discretionary	5.6%
Communication Services	5.0%
Utilities	4.9%
Energy	4.5%
Materials	1.1%
Real Estate	0.8%
Other Assets less Liabilities‡	1.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Boeing Co. (The), 3.10%, 5/1/26	1.7%
Bank of America Corp., 4.20%, 8/26/24	1.3%
JPMorgan Chase & Co., 3.22%, 3/1/25	1.2%
Bank of America Corp., 3.46%, 3/15/25	1.2%
AbbVie, Inc., 3.60%, 5/14/25	1.2%
Boeing Co. (The), 2.20%, 2/4/26	1.0%
Morgan Stanley, 2.72%, 7/22/25	1.0%
Broadcom, Inc., 3.42%, 4/15/33	1.0%
Citigroup, Inc., 3.88%, 10/25/23	1.0%
Gilead Sciences, Inc., 3.50%, 2/1/25	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Short-Term Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-Term Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the short-term U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 1.59% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). During the fiscal year, the Fund benefited from a full allocation into corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. The broad U.S. aggregate bond market saw negative returns during the fiscal year. Asset classes that are typically described as “risk-on”, like corporate debt, have continued to stabilize and generate positive performance as the global markets continued to recover from the impacts of the COVID-19 pandemic. The Fund’s largest sector weights were in more cyclical, value-oriented sectors like Financials and Utilities, which had performed relatively well during this market recovery when compared to more growth-oriented sectors like Technology and Consumer Services. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and downgrade risk.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,000.60	0.18%	$0.89
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.59%	3.91%	2.58%	2.62%
Fund Market Price Returns	1.33%	4.14%	2.69%	2.56%
WisdomTree U.S. Short-Term Corporate Bond Index	2.04%	4.32%	2.98%	3.06%
ICE BofA Merrill Lynch 1-5 year U.S. Corporate Index	2.55%	4.85%	3.25%	3.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	21.6%
Industrials	12.9%
Energy	11.9%
Health Care	10.7%
Real Estate	10.0%
Financials	9.9%
Communication Services	7.9%
Information Technology	6.8%
Materials	3.6%
Utilities	2.0%
Consumer Staples	0.7%
Other Assets less Liabilities‡	2.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
TransDigm, Inc., 8.00%, 12/15/25	2.6%
Occidental Petroleum Corp., 2.90%, 8/15/24	2.4%
Community Health Systems, Inc., 8.00%, 3/15/26	1.9%
Uniti Group L.P., 7.88%, 2/15/25	1.8%
Tenet Healthcare Corp., 6.75%, 6/15/23	1.7%
OneMain Finance Corp., 6.13%, 3/15/24	1.7%
Ford Motor Co., 9.00%, 4/22/25	1.6%
Lumen Technologies, Inc., 7.50%, 4/1/24, Series Y	1.6%
DISH DBS Corp., 5.88%, 7/15/22	1.5%
Ford Motor Credit Co. LLC, 4.06%, 11/1/24	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-Term High Yield Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the short-term U.S. non-investment-grade corporate bond (“junk bond” or “high yield”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 11.34% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). During the fiscal year, the Fund benefited from a full allocation into high yield corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. The broad U.S. aggregate bond market saw negative returns during the fiscal year. Asset classes that are typically described as “risk-on”, like corporate debt, have continued to stabilize and generate positive performance as the global markets continued to recover from the impacts of the COVID-19 pandemic. This is especially true for bonds that are deemed “high yield” status, as they have a greater risk/reward profile when compared to their investment grade counterparts and are more closely tied to the recovery of the economy. Over the fiscal year, high yield corporate bonds greatly outperformed investment grade corporate bonds as many of these corporates continued to recover from distressed pandemic levels. One of the driving factors in positive performance for the Fund came from one of its larger sector weights in Energy, as the energy and commodities sectors broadly have seen considerable positive performance over the fiscal year. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and default risk. The Fund had underperformed its benchmark due to its relative underweight in more at-risk sectors like Energy that rallied significantly after the COVID-19 selloff. In addition, the Fund was underweight the lowest quality high yield bonds, mainly bonds rated CCC-rated and below, which had higher performance when compared to higher quality high yield securities coming off of their pandemic-selloff lows. The Fund’s underperformance relative to its tracking Index was primarily attributable to representative sampling of the Index; amplified by the rebound in some of the more risk-on securities post-pandemic selloff.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,034.00	0.38%	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.34%	5.03%	5.30%	5.46%
Fund Market Price Returns	11.24%	5.48%	5.55%	5.49%
WisdomTree U.S. Short-Term High Yield Corporate Bond Index	14.24%	5.13%	5.83%	6.23%
ICE BofA Merrill Lynch 1-5 year U.S. High Yield Constrained Index	15.78%	5.45%	6.52%	6.88%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	17.8%
Consumer Discretionary	16.1%
Financials	13.5%
Communication Services	10.4%
Investment Company	7.8%
Materials	6.4%
Energy	4.2%
Consumer Staples	3.9%
Health Care	3.4%
Industrials	2.5%
Real Estate	1.4%
Utilities	1.0%
Other Assets less Liabilities‡	11.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.2%
Tencent Holdings Ltd.	5.4%
Alibaba Group Holding Ltd.	5.3%
Samsung Electronics Co., Ltd.	5.0%
WisdomTree India Earnings Fund (EPI)^	3.2%
iShares MSCI India ETF	3.2%
Meituan, Class B	1.8%
Naspers Ltd., Class N	1.4%
iShares 1-3 Year Treasury Bond ETF	1.3%
Vale S.A.	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of current holdings information for the underlying WisdomTree fund please visit www.wisdomtree.com.

The WisdomTree Emerging Markets Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by primarily investing in emerging markets equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in emerging market equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund had less than six months of operating history at the end of the reporting period and therefore no discussion of Fund performance or comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the six-month period1 ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,045.80	0.31%	$0.36
Hypothetical (5% return before expenses)	$1,000.00	$1,023.26	0.31%	$1.56
[1]

Fund commenced operations on May 20, 2021. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 42/365 (to reflect the period since commencement of operations).

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree International Efficient Core Fund (NTSI)

Sector Breakdown†

Sector	% of Net Assets
Financials	15.7%
Industrials	13.6%
Consumer Discretionary	12.1%
Health Care	11.7%
Consumer Staples	9.6%
Information Technology	8.3%
Materials	7.1%
Communication Services	4.1%
Energy	2.8%
Utilities	2.8%
Investment Company	1.8%
Real Estate	1.7%
Other Assets less Liabilities‡	8.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).
‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	2.1%
ASML Holding N.V.	1.8%
iShares 1-3 Year Treasury Bond ETF	1.8%
Roche Holding AG	1.6%
Toyota Motor Corp.	1.3%
LVMH Moet Hennessy Louis Vuitton SE	1.3%
Novartis AG, Registered Shares	1.1%
AstraZeneca PLC	1.0%
SAP SE	0.9%
Unilever PLC	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by primarily investing in international equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in international equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund had less than six months of operating history at the end of the reporting period and therefore no discussion of Fund performance or comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the six-month period1 ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,015.00	0.26%	$0.30
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	0.26%	$1.30
[1]

Fund commenced operations on May 20, 2021. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 42/365 (to reflect the period since commencement of operations).

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree U.S. Efficient Core Fund (NTSX)

(formerly, WisdomTree 90/60 U.S. Balanced Fund)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	25.8%
Health Care	11.5%
Consumer Discretionary	11.0%
Communication Services	10.4%
Financials	9.8%
Industrials	7.5%
Consumer Staples	5.2%
Energy	2.4%
Real Estate	2.1%
Materials	2.1%
Utilities	1.9%
U.S. Government Obligations	0.1%
Other Assets less Liabilities‡	10.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	5.4%
Microsoft Corp.	5.0%
Amazon.com, Inc.	3.7%
Facebook, Inc., Class A	1.9%
Alphabet, Inc., Class C	1.9%
Alphabet, Inc., Class A	1.8%
Tesla, Inc.	1.3%
JPMorgan Chase & Co.	1.2%
NVIDIA Corp.	1.1%
Johnson & Johnson	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by investing in large-capitalization U.S. equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in U.S. equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets. Prior to May 20, 2021, the Fund was known as the WisdomTree 90/60 U.S. Balanced Fund.

The Fund returned 34.04% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). The Fund’s position in the equity asset class contributed most positively to performance while its position in the fixed income asset class contributed negatively to performance. Over the course of the fiscal year, broad-based equities performed positively due to the post COVID-19 pandemic market recovery. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, through use of U.S. Treasury futures contracts, which had negative performance during the fiscal year, due in large part to the volatile market environment. The enhanced exposure compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the overall positive performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,114.70	0.20%	$1.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	34.04%	19.47%
Fund Market Price Returns	34.21%	19.54%
60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Index Composite	23.35%	12.95%
S&P 500® Index	40.79%	17.64%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 2, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree BioRevolution Fund (WDNA)

Sector Breakdown†

Sector	% of Net Assets
Health Care	85.9%
Materials	6.7%
Consumer Staples	3.8%
Energy	3.6%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Agenus, Inc.	1.5%
Biogen, Inc.	1.4%
Eli Lilly & Co.	1.4%
PerkinElmer, Inc.	1.3%
Illumina, Inc.	1.3%
Editas Medicine, Inc.	1.2%
Agilent Technologies, Inc.	1.2%
Alexion Pharmaceuticals, Inc.	1.2%
Thermo Fisher Scientific, Inc.	1.2%
Takara Bio, Inc.	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree BioRevolution Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree BioRevolution Index (the “Index”). In seeking to track the Index, the Fund primarily invests in equity securities of exchange-listed companies globally that will be significantly transformed by advancements in genetics and biotechnology. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund had less than six months of operating history at the end of the reporting period and therefore no discussion of Fund performance or comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the six-month period1 ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,064.70	0.45%	$0.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
[1]

Fund commenced operations on June 3, 2021. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 28/365 (to reflect the period since commencement of operations).

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree Cloud Computing Fund (WCLD)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	96.6%
Health Care	1.8%
Consumer Discretionary	1.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).
‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Asana, Inc., Class A	2.8%
Box, Inc., Class A	2.6%
Dropbox, Inc., Class A	2.4%
Cloudflare, Inc., Class A	2.4%
Proofpoint, Inc.	2.3%
Adobe, Inc.	2.3%
Domo, Inc., Class B	2.2%
Mimecast Ltd.	2.1%
Sprout Social, Inc., Class A	2.1%
HubSpot, Inc.	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cloud Computing Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bessemer Venture Partners (“BVP”) Nasdaq Emerging Cloud Index (the “Index”). In seeking to track the Index, the Fund invests in emerging public companies primarily involved in providing cloud computing software and services to their customers, which derive the majority of their revenues from business-oriented software products, as determined by BVP. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 43.45% at net asset value (“NAV”) for the fiscal year ended June 30, 2021 (for more complete performance information please see the table below). The fiscal year performance is measured beginning July 1, 2020, which was the continuation of the stock market recovery from the COVID-19 pandemic induced market sell-off that occurred during late March of 2020, and explains why absolute performance is exceptionally high for the fiscal year ended June 30, 2021. During the fiscal year, the Fund benefited from its allocation to the Information Technology sector, as the Fund concentrates nearly 100% of its weight in companies within the cloud computing industry which benefited from schools, governments, and businesses operating virtually during the COVID-19 pandemic. The Fund’s lack of exposure to the Communication Services, Industrials, and Financials sectors detracted from performance as these sectors benefited from the U.S. economy reopening and recovering from the COVID-19 pandemic. The Fund’s exposure to companies with smaller market capitalizations was an additional driver of positive relative performance.

Shareholder Expense Example (for the six-month period ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,044.10	0.45%	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	43.45%	55.41%
Fund Market Price Returns	43.74%	55.58%
BVP NASDAQ Emerging Cloud Index	44.11%	56.16%
S&P 500® Information Technology Index	42.40%	40.57%
S&P 500® Growth Index	41.36%	30.90%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 6, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of June 30, 2021 (unaudited)

WisdomTree Cybersecurity Fund (WCBR)

Country Breakdown†

Country	% of Net Assets
United States	88.9%
Japan	4.0%
United Kingdom	3.8%
Israel	3.2%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).
‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Cloudflare, Inc., Class A	6.9%
Crowdstrike Holdings, Inc., Class A	6.3%
Datadog, Inc., Class A	6.2%
Rapid7, Inc.	5.9%
Palo Alto Networks, Inc.	5.4%
Okta, Inc.	5.4%
Proofpoint, Inc.	5.2%
Fortinet, Inc.	4.7%
McAfee Corp., Class A	4.4%
Zscaler, Inc.	4.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cybersecurity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Team8 Cybersecurity Index (the “Index”). In seeking to track the Index, the Fund invests in equity securities of exchange-listed companies globally, which are primarily involved in cybersecurity and security-oriented technology that generate a meaningful part of their revenue from security protocols that prevent intrusion and attacks to systems, networks, applications, computers, and mobile devices and are experiencing revenue growth.

The Fund had less than six months of operating history at the end of the reporting period and therefore no discussion of Fund performance or comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the six-month period1 ended June 30, 2021)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,010.80	0.45%	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
[1]

Fund commenced operations on January 28, 2021. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 154/365 (to reflect the period since commencement of operations).

18	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

The 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Index Composite represents a 60% weight to the S&P 500® Index and a 40% weight to the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index measures the performance of the U.S. investment-grade bond market.

The BVP Nasdaq Emerging Cloud Index is an equally weighted index that is designed to track the performance of emerging public companies primarily involved in providing cloud software and services to their customers.

Cloud computing is a term used to describe the delivery, through the Internet, of computing services, which can include servers, storage, databases, networking, software, analytics, and intelligence.

Duration is a measure of a bond’s sensitivity to changes in interest rates. The weighted average accounts for the various durations of the bonds purchased as well as the proportion of the total government bond portfolio that they make up.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S.

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated high yield corporate debt securities issued in the U.S.

The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 5 years.

The ICE BofA Merrill Lynch 1-5 Year U.S. High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The MSCI EAFE Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI EAFE Index, its parent index.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, in local currency.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Local Currency Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada, in local currency.

The MSCI Emerging Markets Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index, its parent index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited) (continued)

Risk-on and Risk-off are terms used to describe investor appetite for risk. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market.

The S&P 500® Information Technology Index comprises companies included in the S&P 500® that are classified as members of the GICS® information technology sector.

Tenors refers to the length of time remaining before a financial contract expires.

The WisdomTree BioRevolution Index is designed to track performance of companies that will be significantly transformed by advancements in genetics and biotechnology that meet index eligibility requirements.

The WisdomTree Dynamic Currency Hedged International Equity Index is a fundamentally weighted index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the dividend-paying market in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Team8 Cybersecurity Index is designed to track the performance of companies primarily involved in providing cybersecurity-oriented products that meet index eligibility requirements.

The WisdomTree U.S. Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. investment grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated investment grade.

The WisdomTree U.S. High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $500 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The WisdomTree U.S. Short-Term Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

investment-grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year but not more than five years. Component securities must be rated investment grade.

The WisdomTree U.S. Short-Term High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the short-term U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the

MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

THE INFORMATION SET FORTH IN THE BVP NASDAQ EMERGING CLOUD INDEX IS NOT INTENDED TO BE, AND SHALL NOT BE REGARDED OR CONSTRUED AS, A RECOMMENDATION FOR A TRANSACTION OR INVESTMENT OR FINANCIAL, TAX, INVESTMENT OR OTHER ADVICE OF ANY KIND BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS DOES NOT PROVIDE INVESTMENT ADVICE TO WISDOMTREE OR THE FUND, IS NOT AN INVESTMENT ADVISER TO THE FUND AND IS NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND. THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS MAKES NO WARRANTY OR REPRESENTATION REGARDING THE QUALITY, ACCURACY OR COMPLETENESS OF THE BVP NASDAQ EMERGING CLOUD INDEX, INDEX VALUES OR ANY INDEX RELATED DATA INCLUDED HEREIN, PROVIDED HEREWITH OR DERIVED THEREFROM AND ASSUMES NO LIABILITY IN CONNECTION WITH ITS USE. BESSEMER VENTURE PARTNERS AND/OR POOLED INVESTMENT VEHICLES WHICH IT MANAGES, AND INDIVIDUALS AND ENTITIES AFFILIATED WITH SUCH VEHICLES, MAY PURCHASE, SELL OR HOLD SECURITIES OF ISSUERS THAT ARE CONSTITUENTS OF THE BVP NASDAQ

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (concluded)

EMERGING CLOUD INDEX FROM TIME TO TIME AND AT ANY TIME, INCLUDING IN ADVANCE OF OR FOLLOWING AN ISSUER BEING ADDED TO OR REMOVED FROM THE BVP NASDAQ EMERGING CLOUD INDEX.

Nasdaq® and the BVP Nasdaq Emerging Cloud Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by WisdomTree. The fund has not been passed on by the Corporations as to its legality or suitability. The fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

*    *    *    *    *    *

Abbreviations used in the schedules of investments and related tables included in this report are as follows

CURRENCY ABBREVIATIONS:
AUD	Australian dollar
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
ILS	Israeli new shekel
JPY	Japanese yen
NOK	Norwegian krone
SEK	Swedish krona
SGD	Singapore dollar
USD	U.S. dollar

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
RSP	Risparmio Italian Savings Shares

22	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 98.9%

Australia – 9.4%

AGL Energy Ltd.	16,941	$104,291

Alumina Ltd.	69,256	85,530

Ampol Ltd.	2,967	62,837

APA Group	17,556	117,303

ASX Ltd.	2,063	120,357

Aurizon Holdings Ltd.	38,447	107,374

AusNet Services Ltd.	84,279	110,727

Australia & New Zealand Banking Group Ltd.	41,562	878,355

Bell Financial Group Ltd.(a)	67,109	89,932

BHP Group Ltd.	36,985	1,348,619

BHP Group PLC	33,005	971,168

Brambles Ltd.	12,994	111,600

Charter Hall Group	7,315	85,232

Coles Group Ltd.	17,883	229,445

Commonwealth Bank of Australia	19,626	1,471,507

Computershare Ltd.	11,280	143,117

CSL Ltd.	1,273	272,557

Dexus	19,077	152,816

Endeavour Group Ltd.*(a)	9,238	43,624

Evolution Mining Ltd.	22,968	77,595

Fortescue Metals Group Ltd.	129,723	2,273,072

Goodman Group	12,805	203,515

Growthpoint Properties Australia Ltd.(a)	33,707	102,994

Harvey Norman Holdings Ltd.(a)	34,138	140,447

JB Hi-Fi Ltd.	2,997	113,805

Macquarie Group Ltd.	2,895	339,988

Magellan Financial Group Ltd.	1,875	75,816

Medibank Pvt Ltd.	47,420	112,498

Mineral Resources Ltd.	4,748	191,524

Mirvac Group	56,131	123,050

National Australia Bank Ltd.	46,076	906,991

Newcrest Mining Ltd.	4,439	84,248

Origin Energy Ltd.	26,442	89,530

Perpetual Ltd.	2,524	75,890

Platinum Asset Management Ltd.	20,108	74,122

QBE Insurance Group Ltd.	15,127	122,538

Rio Tinto Ltd.	8,883	844,551

Santos Ltd.	23,167	123,314

Sonic Healthcare Ltd.	4,925	141,982

Spark Infrastructure Group	58,500	98,817

Stockland	43,121	150,859

Suncorp Group Ltd.	18,657	155,615

Telstra Corp., Ltd.	183,709	518,578

Transurban Group	24,898	265,990

Washington H Soul Pattinson & Co., Ltd.(a)	2,348	59,458

Wesfarmers Ltd.	15,780	700,148

Woodside Petroleum Ltd.	13,710	228,603

Woolworths Group Ltd.	9,238	264,448

Worley Ltd.	6,183	55,517

Total Australia		15,221,894

Austria – 0.6%

CA Immobilien Anlagen AG	1,448	60,359

EVN AG	921	21,713

Oesterreichische Post AG	2,593	137,916

OMV AG	8,755	498,051

Telekom Austria AG*	11,348	96,895

Verbund AG	532	48,989

Vienna Insurance Group AG Wiener Versicherung Gruppe	3,173	87,110

Total Austria		951,033

Belgium – 0.6%

Aedifica S.A.	437	57,680

Befimmo S.A.	2,435	96,737

Cofinimmo S.A.	381	58,015

Etablissements Franz Colruyt N.V.	1,188	66,441

Euronav N.V.	8,970	83,398

Proximus SADP	9,650	186,422

Solvay S.A.	1,515	192,600

Telenet Group Holding N.V.	2,541	95,645

UCB S.A.	866	90,539

Warehouses De Pauw CVA	2,088	79,732

Total Belgium		1,007,209

China – 1.7%

BOC Hong Kong Holdings Ltd.	174,500	592,089

China Everbright Environment Group Ltd.	190,666	108,028

China Jinmao Holdings Group Ltd.	144,000	48,211

China Overseas Land & Investment Ltd.	129,000	293,021

China Power International Development Ltd.	495,000	108,359

China Resources Power Holdings Co., Ltd.	116,000	158,334

CITIC Telecom International Holdings Ltd.	323,000	106,892

CPMC Holdings Ltd.	136,000	79,682

CSPC Pharmaceutical Group Ltd.	78,320	113,358

Far East Horizon Ltd.(a)	49,000	51,235

Fosun International Ltd.	38,000	54,706

Guangdong Investment Ltd.	84,000	120,713

Lenovo Group Ltd.	274,000	315,074

Shanghai Industrial Holdings Ltd.	50,000	73,785

Shenzhen Investment Ltd.	146,000	44,933

Shougang Fushan Resources Group Ltd.	334,000	98,490

Sinotruk Hong Kong Ltd.	28,000	59,996

Sun Art Retail Group Ltd.	46,000	34,237

Wilmar International Ltd.	65,400	218,941

Yuexiu Property Co., Ltd.	89,200	93,957

Total China		2,774,041

Denmark – 1.6%

AP Moller – Maersk A/S, Class B	56	160,975

Carlsberg A/S, Class B	678	126,397

Coloplast A/S, Class B	1,388	227,771

H. Lundbeck A/S	1,894	60,258

Novo Nordisk A/S, Class B	13,659	1,144,467

Novozymes A/S, Class B	1,335	100,638

Orsted A/S(b)	1,322	185,528

Royal Unibrew A/S	734	93,504

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

Scandinavian Tobacco Group A/S, Class A(b)	6,181	$126,172

Topdanmark A/S	880	45,806

Tryg A/S	5,588	137,193

Vestas Wind Systems A/S	2,984	116,494

Total Denmark		2,525,203

Finland – 1.8%

Alma Media Oyj	7,438	91,030

Elisa Oyj	2,538	151,454

Fiskars Oyj Abp	2,758	59,985

Fortum Oyj	15,002	413,816

Huhtamaki Oyj	1,422	67,370

Kemira Oyj	1,526	24,033

Kesko Oyj, Class B	5,004	184,852

Kojamo Oyj	2,245	51,303

Kone Oyj, Class B	4,076	332,561

Metsa Board Oyj	7,170	73,763

Neles Oyj	6,639	95,738

Neste Oyj	5,566	340,861

Nokian Renkaat Oyj	1,201	48,496

Orion Oyj, Class B	1,724	74,113

Sampo Oyj, Class A	6,202	285,078

UPM-Kymmene Oyj	7,265	274,836

Uponor Oyj	3,226	93,500

Valmet Oyj	2,535	110,570

YIT Oyj	13,022	79,762

Total Finland		2,853,121

France – 7.3%

Air Liquide S.A.	3,779	661,741

ALD S.A.(b)	7,716	115,661

Arkema S.A.	711	89,208

AXA S.A.	31,504	798,957

Bollore S.A.	15,639	83,829

Capgemini SE	770	147,929

Carrefour S.A.	4,534	89,175

Cie Generale des Etablissements Michelin SCA	962	153,443

Covivio	2,264	193,634

Danone S.A.	7,666	539,739

Dassault Systemes SE	476	115,438

Edenred	1,666	94,933

Gaztransport Et Technigaz S.A.	473	38,199

Gecina S.A.(a)	1,052	161,186

Hermes International	243	354,022

Iliad S.A.	409	59,853

Imerys S.A.	2,124	99,243

Kering S.A.	504	440,500

L’Oreal S.A.	2,864	1,276,374

La Francaise des Jeux SAEM(b)	1,486	87,372

Legrand S.A.	1,607	170,107

LVMH Moet Hennessy Louis Vuitton SE	1,550	1,215,566

Nexity S.A.	2,656	132,857

Orange S.A.	37,910	432,266

Pernod Ricard S.A.	1,409	312,799

Publicis Groupe S.A.	2,428	155,313

Rubis SCA	1,916	$85,184

Sanofi	19,202	2,012,104

Schneider Electric SE	5,292	832,671

Societe BIC S.A.	1,169	81,238

Suez S.A.	5,456	129,729

Teleperformance	232	94,177

Veolia Environnement S.A.	5,142	155,314

Vivendi SE(a)	7,610	255,670

Wendel SE	553	74,368

Total France		11,739,799

Germany – 10.6%

Allianz SE, Registered Shares	6,503	1,621,815

alstria office REIT-AG	6,231	115,200

BASF SE	15,943	1,256,169

Bayer AG, Registered Shares	17,627	1,070,487

Bayerische Motoren Werke AG	6,908	731,646

Beiersdorf AG	569	68,659

Brenntag SE	1,616	150,285

Continental AG*	1,786	262,592

Covestro AG(b)	1,825	117,866

Daimler AG, Registered Shares	6,142	548,470

Deutsche Boerse AG	988	172,470

Deutsche Post AG, Registered Shares	14,696	999,670

Deutsche Telekom AG, Registered Shares	54,844	1,158,484

Deutsche Wohnen SE, Bearer Shares	3,533	216,109

DIC Asset AG	4,916	84,942

Duerr AG	1,727	65,702

E.ON SE	51,131	591,446

Evonik Industries AG	6,182	207,327

Fresenius Medical Care AG & Co. KGaA	2,360	196,023

Fresenius SE & Co. KGaA	4,233	220,851

Fuchs Petrolub SE	953	37,013

Hannover Rueck SE	1,314	219,872

Hapag-Lloyd AG(b)	1,005	231,334

Henkel AG & Co. KGaA	1,535	141,351

Infineon Technologies AG	4,709	188,865

Knorr-Bremse AG	1,206	138,729

LANXESS AG	970	66,512

LEG Immobilien SE	883	127,176

Merck KGaA	511	97,989

METRO AG	10,508	130,098

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	1,861	509,698

Rational AG	76	68,858

Rheinmetall AG	787	77,744

RWE AG	4,442	160,983

SAP SE	8,092	1,140,425

Siemens AG, Registered Shares	8,311	1,316,961

Siemens Healthineers AG(b)	5,796	355,221

Software AG	1,840	82,787

Symrise AG	830	115,655

TAG Immobilien AG	2,038	64,675

Talanx AG	3,971	162,374

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares		Value

Telefonica Deutschland Holding AG	61,140		$161,326

Traton SE	8,794		278,866

Uniper SE	4,101		151,057

Volkswagen AG	2,753		903,692

Vonovia SE	5,827		376,746

Total Germany			17,162,220

Hong Kong – 3.5%

AIA Group Ltd.	77,800		966,758

Bank of East Asia Ltd. (The)	32,149		59,696

CLP Holdings Ltd.	41,000		405,468

Guotai Junan International Holdings Ltd.	530,000		84,627

Hang Lung Group Ltd.	29,000		73,939

Hang Lung Properties Ltd.	49,000		119,001

Hang Seng Bank Ltd.	24,900		497,304

Henderson Land Development Co., Ltd.	72,000		341,186

Hong Kong & China Gas Co., Ltd.	146,816		227,998

Hong Kong Exchanges & Clearing Ltd.	8,859		527,946

Hysan Development Co., Ltd.	21,000		83,693

Link REIT	23,200		224,805

MTR Corp., Ltd.	43,143		240,274

New World Development Co., Ltd.	36,252		188,359

PCCW Ltd.	218,239		114,377

Power Assets Holdings Ltd.	54,500		334,403

Sino Land Co., Ltd.	110,000		173,374

Sun Hung Kai & Co., Ltd.	212,000		113,837

Sun Hung Kai Properties Ltd.	36,500		543,798

Swire Properties Ltd.	64,800		193,169

Techtronic Industries Co., Ltd.	11,500		200,802

Total Hong Kong			5,714,814

Ireland – 0.4%

CRH PLC	6,432		324,178

Kerry Group PLC, Class A	411		57,416

Smurfit Kappa Group PLC	3,749		203,402

Total Ireland			584,996

Israel – 0.4%

Azrieli Group Ltd.	1,483		104,450

Bank Hapoalim BM*	21,734		174,486

Bank Leumi Le-Israel BM*	20,493		155,718

Delek Group Ltd.*	0	‡	48

Electra Consumer Products 1970 Ltd.	2,319		133,297

ICL Group Ltd.	23,630		160,337

Total Israel			728,336

Italy – 2.4%

A2A SpA	64,739		132,358

ACEA SpA	2,705		62,521

Anima Holding SpA(b)	16,141		80,223

Ascopiave SpA	12,061		50,776

Assicurazioni Generali SpA	14,343		287,543

Azimut Holding SpA	3,868		93,943

Davide Campari-Milano N.V.	4,676		62,634

Enav SpA*(b)	13,902		62,648

Enel SpA	117,127		1,087,873

ERG SpA	2,529		74,979

Ferrari N.V.	524		108,126

Hera SpA(a)	19,684		81,328

Iren SpA	21,085		60,161

Italgas SpA	18,887		123,458

Mediobanca Banca di Credito Finanziario SpA*	22,482		262,615

Poste Italiane SpA(b)	22,459		296,971

RAI Way SpA(b)	12,865		77,504

Recordati Industria Chimica e Farmaceutica SpA	2,303		131,640

Snam SpA	44,721		258,544

Telecom Italia SpA	307,798		152,906

Terna SPA	19,000		141,592

UnipolSai Assicurazioni SpA(a)	80,770		234,482

Total Italy			3,924,825

Japan – 23.3%

ABC-Mart, Inc.	1,700		97,567

Advantest Corp.	1,000		90,188

Aeon Co., Ltd.	5,500		147,919

AGC, Inc.(a)	3,000		125,957

Aica Kogyo Co., Ltd.	2,400		84,440

Air Water, Inc.	3,400		52,322

Aisin Corp.	2,700		115,551

Ajinomoto Co., Inc.	3,900		101,339

Alfresa Holdings Corp.	3,500		52,316

Amada Co., Ltd.	5,600		56,661

Amano Corp.	2,900		73,186

ARTERIA Networks Corp.	5,100		82,986

Asahi Group Holdings Ltd.(a)	4,400		205,788

Asahi Kasei Corp.	13,000		142,954

Astellas Pharma, Inc.	13,900		242,270

Azbil Corp.	1,400		58,086

Bandai Namco Holdings, Inc.	1,100		76,392

Bridgestone Corp.(a)	7,000		318,813

Brother Industries Ltd.	3,900		77,902

Canon Marketing Japan, Inc.(a)	2,400		55,854

Canon, Inc.(a)	22,800		516,230

Central Japan Railway Co.	700		106,271

Chiba Bank Ltd. (The)	10,700		64,495

Chubu Electric Power Co., Inc.	8,000		97,883

Chugai Pharmaceutical Co., Ltd.	8,600		341,087

Chugoku Electric Power Co., Inc. (The)	5,600		51,161

COMSYS Holdings Corp.	1,900		52,640

Concordia Financial Group Ltd.	19,200		70,406

Dai Nippon Printing Co., Ltd.	3,300		69,841

Dai-Dan Co., Ltd.	2,500		57,483

Dai-ichi Life Holdings, Inc.	13,200		241,903

Daicel Corp.	8,400		69,174

Daifuku Co., Ltd.	800		72,727

Daiichi Sankyo Co., Ltd.	7,900		170,435

Daiichikosho Co., Ltd.	800		30,742

Daikin Industries Ltd.	900		167,772

Daito Trust Construction Co., Ltd.	1,200		131,363

Daiwa House Industry Co., Ltd.	5,600		168,267

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

Daiwa Securities Group, Inc.	15,900	$87,401

Denka Co., Ltd.	2,000	66,583

Denso Corp.	6,300	430,198

Dentsu Group, Inc.(a)	2,700	96,698

Disco Corp.	200	61,177

Dowa Holdings Co., Ltd.	2,300	90,661

East Japan Railway Co.	2,200	157,126

Eisai Co., Ltd.	2,400	236,237

ENEOS Holdings, Inc.	41,200	172,573

FANUC Corp.	600	144,851

Fast Retailing Co., Ltd.	200	150,698

FUJIFILM Holdings Corp.	2,400	178,157

Fujitsu Ltd.	1,700	318,587

Fukuoka Financial Group, Inc.	4,300	75,121

GMO Financial Holdings, Inc.(a)	8,700	68,509

H.U. Group Holdings, Inc.	2,100	54,189

Hakuhodo DY Holdings, Inc.	5,800	90,091

Hankyu Hanshin Holdings, Inc.	2,800	86,404

Haseko Corp.	9,200	126,159

Hazama Ando Corp.	10,300	75,911

Heiwa Corp.	4,600	81,523

Hikari Tsushin, Inc.(a)	400	70,313

Hirose Electric Co., Ltd.	500	73,205

Hisamitsu Pharmaceutical Co., Inc.	1,000	49,284

Hitachi Ltd.	7,000	401,180

Honda Motor Co., Ltd.	13,900	444,590

Hoshizaki Corp.	500	42,526

Hoya Corp.	900	119,443

Hulic Co., Ltd.(a)	6,800	76,583

Idemitsu Kosan Co., Ltd.	4,500	108,780

Inpex Corp.(a)	22,700	169,550

Isuzu Motors Ltd.	8,300	109,704

ITOCHU Corp.	21,000	605,460

Itochu Enex Co., Ltd.	7,300	65,048

Itochu Techno-Solutions Corp.	3,200	99,180

Iyo Bank Ltd. (The)	10,500	51,653

JAC Recruitment Co., Ltd.	4,100	65,791

Japan Exchange Group, Inc.	4,100	91,242

Japan Post Insurance Co., Ltd.	7,600	140,647

Japan Tobacco, Inc.(a)	37,200	703,344

JSR Corp.	2,500	75,682

JTEKT Corp.	6,900	70,809

Kajima Corp.	6,300	79,864

Kaken Pharmaceutical Co., Ltd.	2,000	85,773

Kanematsu Corp.	5,700	75,853

Kansai Electric Power Co., Inc. (The)	12,600	120,278

Kansai Paint Co., Ltd.	1,900	48,463

Kao Corp.(a)	3,700	227,854

KDDI Corp.	36,900	1,151,982

Keyence Corp.	330	166,710

Kikkoman Corp.	800	52,834

Kintetsu Group Holdings Co., Ltd.	1,200	42,166

Kirin Holdings Co., Ltd.(a)	7,500	146,365

Koito Manufacturing Co., Ltd.	1,100	68,484

Komatsu Ltd.	6,400	159,178

Kose Corp.	400	62,997

Kubota Corp.(a)	6,000	121,470

Kuraray Co., Ltd.(a)	4,100	39,415

KYORIN Holdings, Inc.	3,900	63,671

Kyowa Kirin Co., Ltd.(a)	3,500	124,245

Kyudenko Corp.	2,600	83,512

Lawson, Inc.	1,400	64,835

Lixil Corp.	4,100	106,129

Mabuchi Motor Co., Ltd.(a)	1,800	68,114

Maeda Road Construction Co., Ltd.(a)	3,200	62,910

Makita Corp.	1,000	47,121

Marubeni Corp.	21,100	183,663

Maruichi Steel Tube Ltd.	1,300	30,559

Matsui Securities Co., Ltd.	800	5,838

Matsumotokiyoshi Holdings Co., Ltd.	1,400	61,870

Mebuki Financial Group, Inc.	25,700	54,183

Medipal Holdings Corp.	2,700	51,621

MEIJI Holdings Co., Ltd.	1,600	95,864

Meitec Corp.	1,800	97,468

MINEBEA MITSUMI, Inc.	3,100	82,088

Mitsubishi Chemical Holdings Corp.	21,500	180,829

Mitsubishi Corp.	20,700	564,732

Mitsubishi Electric Corp.	12,400	180,151

Mitsubishi Estate Co., Ltd.	8,100	131,108

Mitsubishi Gas Chemical Co., Inc.	3,200	67,927

Mitsubishi HC Capital, Inc.	23,300	124,908

Mitsubishi Heavy Industries Ltd.	2,900	85,414

Mitsubishi UFJ Financial Group, Inc.	205,500	1,111,096

Mitsui Chemicals, Inc.	3,000	103,658

Mitsui Fudosan Co., Ltd.	6,500	150,685

Mizuho Financial Group, Inc.	34,550	494,172

MS&AD Insurance Group Holdings, Inc.	11,300	326,610

Murata Manufacturing Co., Ltd.	3,900	298,043

Nabtesco Corp.(a)	1,400	52,978

Nagase & Co., Ltd.	5,600	83,654

NEC Corp.	2,400	123,687

NGK Insulators Ltd.	3,400	57,101

NGK Spark Plug Co., Ltd.	4,700	69,702

NH Foods Ltd.	1,100	42,815

Nichias Corp.	3,300	83,102

Nichirei Corp.	2,200	57,859

Nidec Corp.	900	104,401

Nifco, Inc.	2,400	90,711

Nintendo Co., Ltd.	1,200	698,658

Nippo Corp.	2,100	59,884

Nippon Electric Glass Co., Ltd.(a)	3,000	70,547

Nippon Express Co., Ltd.	1,500	114,335

Nippon Kayaku Co., Ltd.	5,000	47,302

Nippon Paint Holdings Co., Ltd.(a)	3,500	47,554

Nippon Telegraph & Telephone Corp.	42,400	1,105,746

Nissan Chemical Corp.	1,100	53,915

Nisshin Seifun Group, Inc.	3,200	46,851

Nissin Foods Holdings Co., Ltd.	1,100	79,286

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

Nitori Holdings Co., Ltd.	500	$88,567

Nitto Denko Corp.	2,100	156,852

NOF Corp.	1,600	83,467

Nomura Holdings, Inc.	36,400	186,214

Nomura Real Estate Holdings, Inc.	4,000	101,559

Nomura Research Institute Ltd.	3,800	125,822

NSK Ltd.	4,000	33,841

NTT Data Corp.	7,500	117,105

Obayashi Corp.	6,400	50,916

Obic Co., Ltd.	600	111,956

Oji Holdings Corp.	12,600	72,428

Okinawa Cellular Telephone Co.	1,700	78,575

Olympus Corp.	2,000	39,787

Omron Corp.	800	63,501

Ono Pharmaceutical Co., Ltd.	4,800	107,210

Open House Co., Ltd.	1,800	84,656

Oracle Corp.	800	61,267

Oriental Land Co., Ltd.	300	42,788

Osaka Gas Co., Ltd.	4,900	91,342

Otsuka Corp.	2,200	115,560

Otsuka Holdings Co., Ltd.(a)	5,000	207,541

Pan Pacific International Holdings Corp.	3,200	66,485

Panasonic Corp.	18,400	213,111

Penta-Ocean Construction Co., Ltd.	9,900	68,949

Pola Orbis Holdings, Inc.(a)	3,400	89,878

Recruit Holdings Co., Ltd.	2,900	142,923

Resona Holdings, Inc.	35,000	134,715

Rohm Co., Ltd.	700	64,772

Sanki Engineering Co., Ltd.	8,900	112,663

Sankyo Co., Ltd.	3,700	94,575

Santen Pharmaceutical Co., Ltd.	3,400	46,869

Sanwa Holdings Corp.	5,000	61,447

Sawai Group Holdings Co., Ltd.	1,600	71,358

SBI Holdings, Inc.	3,300	78,137

SCSK Corp.	1,400	83,503

Secom Co., Ltd.	900	68,471

Sega Sammy Holdings, Inc.	5,000	65,682

Seiko Epson Corp.	7,500	132,039

Seino Holdings Co., Ltd.	4,800	61,584

Sekisui Chemical Co., Ltd.	6,200	106,080

Sekisui House Ltd.	8,600	176,548

Seven & I Holdings Co., Ltd.	7,200	343,620

Seven Bank Ltd.	34,700	73,783

SG Holdings Co., Ltd.	2,800	73,488

Shimadzu Corp.	1,200	46,437

Shimano, Inc.	400	94,964

Shimizu Corp.	8,800	67,552

Shin-Etsu Chemical Co., Ltd.	1,700	284,584

Shionogi & Co., Ltd.(a)	1,900	99,134

Shiseido Co., Ltd.(a)	1,100	80,981

Shizuoka Bank Ltd. (The)	9,000	69,655

SKY Perfect JSAT Holdings, Inc.	15,200	55,464

SMC Corp.	100	59,149

SoftBank Corp.	126,500	1,656,615

SoftBank Group Corp.	3,400	238,175

Sojitz Corp.	28,500	86,021

Sompo Holdings, Inc.	4,300	159,076

Sony Group Corp.	2,100	204,627

Subaru Corp.	6,100	120,445

Sugi Holdings Co., Ltd.	1,100	80,278

Sumitomo Chemical Co., Ltd.	21,500	114,096

Sumitomo Corp.	16,400	219,868

Sumitomo Dainippon Pharma Co., Ltd.	4,100	85,997

Sumitomo Electric Industries Ltd.	6,000	88,603

Sumitomo Metal Mining Co., Ltd.	1,800	70,141

Sumitomo Mitsui Financial Group, Inc.(a)	22,600	779,872

Sumitomo Mitsui Trust Holdings, Inc.	4,700	149,397

Sumitomo Realty & Development Co., Ltd.	2,100	75,115

Sundrug Co., Ltd.	1,600	50,887

Suntory Beverage & Food Ltd.(a)	2,500	94,153

Suzuken Co., Ltd.	1,400	41,058

Suzuki Motor Corp.	2,500	105,888

Sysmex Corp.	1,000	118,930

T&D Holdings, Inc.	8,000	103,505

Taikisha Ltd.	2,500	74,669

Taisei Corp.	2,000	65,591

Takeda Pharmaceutical Co., Ltd.	20,700	693,606

TDK Corp.	700	85,080

Teijin Ltd.	5,000	76,268

Terumo Corp.	2,100	85,181

TIS, Inc.	3,000	76,683

Toda Corp.	12,600	86,846

Tohoku Electric Power Co., Inc.	9,900	77,602

Tokai Carbon Co., Ltd.(a)	6,000	82,818

Tokio Marine Holdings, Inc.	7,200	331,360

Tokyo Century Corp.	1,100	59,167

Tokyo Electron Ltd.	1,500	649,788

Tokyo Gas Co., Ltd.	3,400	64,238

Tokyu Corp.	4,900	66,708

Toray Industries, Inc.	11,500	76,580

Tosoh Corp.	4,900	84,588

TOTO Ltd.	1,300	67,348

Toyo Suisan Kaisha Ltd.	1,700	65,479

Toyota Motor Corp.	16,474	1,441,234

Toyota Tsusho Corp.	3,400	160,825

Trend Micro, Inc.	1,700	89,143

Tsumura & Co.	2,500	78,723

Tsuruha Holdings, Inc.	500	58,158

Ube Industries Ltd.(a)	4,600	93,210

Unicharm Corp.	2,100	84,575

USS Co., Ltd.	4,900	85,559

Yakult Honsha Co., Ltd.	1,200	68,006

Yamaguchi Financial Group, Inc.	7,300	41,699

Yamaha Corp.	800	43,463

Yamaha Motor Co., Ltd.(a)	4,300	117,002

Yamato Holdings Co., Ltd.	2,700	76,872

Yaskawa Electric Corp.	1,300	63,600

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

Yokohama Rubber Co., Ltd. (The)(a)	5,600	$120,032

Z Holdings Corp.	28,000	140,467

Total Japan		37,648,506

Netherlands – 2.0%

Akzo Nobel N.V.	1,673	206,734

ASM International N.V.	604	198,411

ASML Holding N.V.	1,254	861,637

ASR Nederland N.V.	3,670	141,840

Euronext N.V.(b)	706	76,775

EXOR N.V.	674	54,001

ForFarmers N.V.	10,940	64,609

Koninklijke Ahold Delhaize N.V.	15,545	462,161

Koninklijke DSM N.V.	1,003	187,221

Koninklijke KPN N.V.	52,512	164,030

Koninklijke Vopak N.V.	1,200	54,504

NN Group N.V.	6,010	283,523

SBM Offshore N.V.	3,980	60,485

TKH Group N.V., CVA	1,893	95,498

Van Lanschot Kempen N.V.	3,552	90,354

Wolters Kluwer N.V.	2,119	212,895

Total Netherlands		3,214,678

Norway – 1.6%

AF Gruppen ASA	4,778	105,386

Aker ASA, Class A	928	68,480

Equinor ASA	56,702	1,200,434

Gjensidige Forsikring ASA	7,127	157,196

Norske Skog ASA(b)	24,354	98,772

Orkla ASA	14,496	147,736

Sparebank 1 Oestlandet	8,053	111,364

SpareBank 1 SMN	10,132	140,349

Telenor ASA	19,692	332,044

TGS ASA	5,884	75,044

Yara International ASA	3,546	186,753

Total Norway		2,623,558

Portugal – 0.2%

EDP – Energias de Portugal S.A.	37,935	201,092

Jeronimo Martins, SGPS, S.A.	3,787	69,072

REN – Redes Energeticas Nacionais, SGPS, S.A.	22,648	62,848

Total Portugal		333,012

Singapore – 2.1%

CapitaLand Ltd.	58,000	160,080

City Developments Ltd.	7,800	42,302

DBS Group Holdings Ltd.	34,563	766,495

Genting Singapore Ltd.	268,700	166,913

Jardine Cycle & Carriage Ltd.	8,600	136,658

Keppel Corp., Ltd.	15,000	61,040

Keppel Infrastructure Trust	295,900	122,173

Manulife US Real Estate Investment Trust	102,100	80,659

NetLink NBN Trust	130,500	92,230

Oversea-Chinese Banking Corp., Ltd.	53,201	472,959

Sheng Siong Group Ltd.	47,300	55,598

Singapore Exchange Ltd.	15,000	124,758

Singapore Technologies Engineering Ltd.	29,000	83,492

Singapore Telecommunications Ltd.	249,200	424,541

StarHub Ltd.	67,600	61,354

United Overseas Bank Ltd.	24,328	467,303

Venture Corp., Ltd.	4,900	70,026

Total Singapore		3,388,581

Spain – 2.6%

ACS Actividades de Construccion y Servicios S.A.	7,019	188,035

Cia de Distribucion Integral Logista Holdings S.A.	3,885	79,889

Cie Automotive S.A.(a)	3,424	101,351

ContourGlobal PLC(b)	26,283	70,076

Ebro Foods S.A.(a)	2,897	60,878

EDP Renovaveis S.A.	2,887	66,899

Enagas S.A.(a)	5,536	127,922

Endesa S.A.(a)	15,327	371,887

Faes Farma S.A.	17,752	70,861

Ferrovial S.A.	5,813	170,617

Fomento de Construcciones y Contratas S.A.	6,585	76,530

Grifols S.A.(a)	2,251	60,970

Grupo Catalana Occidente S.A.	2,118	81,757

Iberdrola S.A.	92,839	1,131,806

Industria de Diseno Textil S.A.	16,614	585,363

Inmobiliaria Colonial Socimi S.A.	6,299	63,607

Naturgy Energy Group S.A.	20,033	515,055

Prosegur Cash S.A.(b)	85,171	86,561

Red Electrica Corp. S.A.(a)	9,540	177,113

Viscofan S.A.	886	61,782

Zardoya Otis S.A.	10,780	74,275

Total Spain		4,223,234

Sweden – 2.1%

Assa Abloy AB, Class B	5,621	169,442

Atlas Copco AB, Class A	4,400	269,593

Atlas Copco AB, Class B	4,154	218,577

Axfood AB	4,886	135,231

Boliden AB	2,180	83,864

Castellum AB	4,595	117,022

Epiroc AB, Class A	8,630	196,775

EQT AB	2,941	106,812

Essity AB, Class B	6,153	204,185

Evolution AB(b)	740	117,021

Fabege AB	4,154	66,690

Hufvudstaden AB, Class A	3,989	67,866

ICA Gruppen AB	1,755	81,736

Intrum AB	3,729	122,132

Investment AB Latour, Class B	2,851	93,609

Lundin Energy AB(a)	6,122	216,758

Skanska AB, Class B	3,165	84,009

SKF AB, Class B	2,937	74,832

Swedish Match AB	18,590	158,638

Tele2 AB, Class B(a)	14,696	200,365

Telefonaktiebolaget LM Ericsson, Class B	19,849	249,640

Telia Co. AB	66,635	295,925

Total Sweden		3,330,722

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

Switzerland – 12.1%

ABB Ltd., Registered Shares	17,364	$589,664

Adecco Group AG, Registered Shares	2,865	194,833

Allreal Holding AG, Registered Shares	460	90,671

Baloise Holding AG, Registered Shares	569	88,826

Banque Cantonale Vaudoise, Registered Shares	1,406	126,401

BKW AG	550	57,300

Bucher Industries AG, Registered Shares	190	99,445

Cembra Money Bank AG	732	82,121

Cie Financiere Richemont S.A., Registered Shares	2,375	287,641

Coca-Cola HBC AG*	3,536	127,689

Credit Suisse Group AG, Registered Shares	10,672	111,898

DKSH Holding AG	1,308	100,186

EMS-Chemie Holding AG, Registered Shares	171	168,160

Galenica AG(b)	1,406	99,326

Geberit AG, Registered Shares	211	158,418

Givaudan S.A., Registered Shares	55	256,034

Holcim Ltd., Registered Shares*	7,674	460,764

Julius Baer Group Ltd.	1,429	93,345

Kardex Holding AG, Registered Shares	363	84,040

Kuehne + Nagel International AG, Registered Shares	1,159	396,970

Logitech International S.A., Registered Shares	1,118	135,585

Lonza Group AG, Registered Shares	139	98,617

Mobilezone Holding AG, Registered Shares	7,742	91,127

Nestle S.A., Registered Shares	28,876	3,599,386

Novartis AG, Registered Shares	39,173	3,573,395

OC Oerlikon Corp. AG, Registered Shares	11,809	131,076

Partners Group Holding AG	305	462,441

PSP Swiss Property AG, Registered Shares	621	78,939

Roche Holding AG	8,097	3,053,183

Roche Holding AG, Bearer Shares	1,863	757,414

Schindler Holding AG, Participation Certificate	312	95,522

Schindler Holding AG, Registered Shares	230	67,282

SFS Group AG	719	103,531

SGS S.A., Registered Shares	94	290,232

SIG Combibloc Group AG*	4,057	110,340

Sika AG, Registered Shares	551	180,319

Stadler Rail AG(a)	1,655	72,835

STMicroelectronics N.V.	2,084	75,638

Sulzer AG, Registered Shares	1,200	165,911

Swatch Group AG (The), Registered Shares	2,134	140,943

Swiss Life Holding AG, Registered Shares	501	243,684

Swiss Prime Site AG, Registered Shares	1,346	133,675

Swisscom AG, Registered Shares	884	505,143

UBS Group AG, Registered Shares	30,489	467,057

Valiant Holding AG, Registered Shares	1,049	104,066

VAT Group AG(b)	412	137,103

Vontobel Holding AG, Registered Shares	1,073	83,695

Zurich Insurance Group AG	2,351	944,113

Total Switzerland		19,575,984

United Kingdom – 12.6%

Admiral Group PLC	6,116	265,635

Airtel Africa PLC(b)	80,532	85,719

Anglo American PLC	12,026	477,218

Antofagasta PLC	3,850	76,348

Ashmore Group PLC	7,160	38,081

Ashtead Group PLC	2,123	157,316

Assura PLC	46,720	47,793

AstraZeneca PLC	13,914	1,669,003

Aviva PLC	24,697	138,484

BAE Systems PLC	42,843	308,948

Berkeley Group Holdings PLC	2,194	139,270

Brewin Dolphin Holdings PLC	18,262	87,667

British American Tobacco PLC	53,545	2,071,153

Bunzl PLC	2,954	97,490

Clarkson PLC	1,870	82,408

Close Brothers Group PLC	5,195	108,726

Coca-Cola Europacific Partners PLC	2,400	140,999

ConvaTec Group PLC(b)	26,657	88,602

Croda International PLC	817	83,159

Daily Mail & General Trust PLC, Class A Non-Voting Shares	7,645	101,810

DCC PLC	751	61,397

Diageo PLC	17,435	833,602

Direct Line Insurance Group PLC	30,330	119,413

Drax Group PLC	13,303	77,957

easyJet PLC*	10,260	126,826

Ferrexpo PLC	23,631	139,655

GlaxoSmithKline PLC	123,017	2,412,155

Hargreaves Lansdown PLC	5,323	116,846

Hikma Pharmaceuticals PLC	1,978	66,837

IMI PLC	6,431	152,807

Intertek Group PLC	1,326	101,299

Johnson Matthey PLC	1,513	64,230

Jupiter Fund Management PLC	12,314	47,971

Linde PLC	2,420	698,385

London Stock Exchange Group PLC	700	77,071

Londonmetric Property PLC	14,302	45,719

Mondi PLC	4,246	111,506

National Grid PLC	48,076	611,546

PayPoint PLC	9,780	76,470

Pearson PLC	8,695	99,697

Pennon Group PLC	6,373	99,969

Persimmon PLC	2,391	97,704

Phoenix Group Holdings PLC	11,934	111,513

Quilter PLC(b)	27,810	57,147

Reckitt Benckiser Group PLC	4,800	424,183

RELX PLC	14,550	385,721

Rio Tinto PLC	22,349	1,836,696

Sabre Insurance Group PLC(b)	22,688	79,923

Sage Group PLC (The)	16,209	153,206

Schroders PLC	2,845	138,069

Segro PLC	5,655	85,503

Severn Trent PLC	3,019	104,307

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

Investments	Shares	Value

Smith & Nephew PLC	5,375	$116,020

Smiths Group PLC	2,971	65,258

Spectris PLC	1,684	75,328

Spirax-Sarco Engineering PLC	249	46,833

SSE PLC	16,096	333,648

Standard Life Aberdeen PLC	53,272	199,436

Tate & Lyle PLC	11,012	112,329

Telecom Plus PLC	3,874	60,796

Tesco PLC	80,895	249,152

TP ICAP Group PLC	16,903	45,627

Unilever PLC	32,401	1,893,587

United Utilities Group PLC	9,316	125,401

Vodafone Group PLC	584,344	979,508

WM Morrison Supermarkets PLC	31,545	107,507

Workspace Group PLC	6,080	70,049

Total United Kingdom		20,361,638
TOTAL COMMON STOCKS (Cost: $136,540,516)		159,887,404

RIGHTS – 0.0%

Spain – 0.0%

ACS Actividades de Construccion y Servicios S.A., expiring 7/9/21*
(Cost: $10,618)	7,019	$9,822

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.2%

United States – 3.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(c)
(Cost: $5,229,100)	5,229,100	5,229,100

TOTAL INVESTMENTS IN SECURITIES – 102.1% (Cost: $141,780,234)		165,126,326

Other Assets less Liabilities – (2.1)%		(3,466,651)

NET ASSETS – 100.0%		$161,659,675
*	Non-income producing security.

‡	Share amount represents a fractional share.

(a)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $6,597,215 and the total market value of the collateral held by the Fund was $6,954,596. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,725,496.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2021.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	7/6/2021	1,819,467	AUD	1,365,927	USD	$70	$—
Bank of America N.A.	7/6/2021	2,248,830	CHF	2,432,806	USD	342	—
Bank of America N.A.	7/6/2021	970,035	DKK	154,701	USD	7	—
Bank of America N.A.	7/6/2021	2,564,405	EUR	3,041,077	USD	317	—
Bank of America N.A.	7/6/2021	1,459,357	GBP	2,016,043	USD	11	—
Bank of America N.A.	7/6/2021	228,541	ILS	70,134	USD	5	—
Bank of America N.A.	7/6/2021	664,854,528	JPY	5,990,042	USD	349	—
Bank of America N.A.	7/6/2021	2,225,961	NOK	258,697	USD	—	(15)
Bank of America N.A.	7/6/2021	2,790,604	SEK	326,303	USD	14	—
Bank of America N.A.	7/6/2021	471,980	SGD	351,146	USD	—	(25)
Bank of America N.A.	7/6/2021	1,400,319	USD	1,816,105	AUD	36,846	—
Bank of America N.A.	7/6/2021	2,494,210	USD	2,242,906	CHF	67,472	—
Bank of America N.A.	7/6/2021	158,597	USD	967,815	DKK	4,243	—
Bank of America N.A.	7/6/2021	3,117,598	USD	2,557,727	EUR	84,125	—
Bank of America N.A.	7/6/2021	112,880	USD	92,111	EUR	3,635	—
Bank of America N.A.	7/6/2021	2,067,178	USD	1,457,896	GBP	53,143	—
Bank of America N.A.	7/6/2021	71,913	USD	233,623	ILS	215	—
Bank of America N.A.	7/6/2021	6,139,327	USD	675,026,370	JPY	57,287	—
Bank of America N.A.	7/6/2021	224,288	USD	24,543,611	JPY	3,148	—
Bank of America N.A.	7/6/2021	265,256	USD	2,216,470	NOK	7,677	—
Bank of America N.A.	7/6/2021	334,564	USD	2,783,631	SEK	9,062	—
Bank of America N.A.	7/6/2021	359,997	USD	476,384	SGD	5,600	—
Bank of America N.A.	8/4/2021	3,746,446	USD	3,460,543	CHF	—	(585)
Bank of America N.A.	8/4/2021	161,670	USD	1,013,217	DKK	—	(13)
Bank of America N.A.	8/4/2021	3,037,958	USD	2,560,307	EUR	—	(376)
Bank of America N.A.	8/4/2021	2,001,323	USD	1,448,597	GBP	—	(21)

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America N.A.	8/4/2021	68,586	USD	223,452	ILS	$—		$(8)
Bank of America N.A.	8/4/2021	6,052,274	USD	671,677,131	JPY	—		(1,062)
Bank of America N.A.	8/4/2021	253,369	USD	2,179,853	NOK	9		—
Bank of America N.A.	8/4/2021	322,733	USD	2,759,418	SEK	—		(24)
Bank of America N.A.	8/4/2021	334,796	USD	450,054	SGD	11		—
Bank of America N.A.	8/5/2021	1,362,096	USD	1,814,123	AUD	—		(84)
Bank of Montreal	7/6/2021	90,047	USD	80,640	CHF	2,798		—
Canadian Imperial Bank of Commerce	7/6/2021	13,014	USD	17,199	SGD	219		—
Citibank N.A.	7/6/2021	2,010,889	AUD	1,509,709	USD	1		—
Citibank N.A.	7/6/2021	2,485,178	CHF	2,688,891	USD	—		(24)
Citibank N.A.	7/6/2021	1,072,070	DKK	170,985	USD	—		(4)
Citibank N.A.	7/6/2021	2,834,037	EUR	3,361,190	USD	—		(13)
Citibank N.A.	7/6/2021	1,612,922	GBP	2,228,258	USD	—		(59)
Citibank N.A.	7/6/2021	252,576	ILS	77,516	USD	—		(1)
Citibank N.A.	7/6/2021	734,792,239	JPY	6,620,573	USD	—		(38)
Citibank N.A.	7/6/2021	2,460,329	NOK	285,928	USD	—		(10)
Citibank N.A.	7/6/2021	3,084,220	SEK	360,650	USD	1		—
Citibank N.A.	7/6/2021	521,691	SGD	388,109	USD	—		(6)
Citibank N.A.	7/6/2021	1,400,319	USD	1,816,091	AUD	36,857		—
Citibank N.A.	7/6/2021	2,494,210	USD	2,242,953	CHF	67,420		—
Citibank N.A.	7/6/2021	158,597	USD	967,764	DKK	4,251		—
Citibank N.A.	7/6/2021	3,117,598	USD	2,557,668	EUR	84,195		—
Citibank N.A.	7/6/2021	2,067,178	USD	1,457,894	GBP	53,146		—
Citibank N.A.	7/6/2021	74,283	USD	52,387	GBP	1,913		—
Citibank N.A.	7/6/2021	71,913	USD	233,632	ILS	212		—
Citibank N.A.	7/6/2021	6,139,327	USD	675,016,547	JPY	57,375		—
Citibank N.A.	7/6/2021	265,256	USD	2,216,355	NOK	7,691		—
Citibank N.A.	7/6/2021	334,564	USD	2,783,384	SEK	9,091		—
Citibank N.A.	7/6/2021	359,997	USD	476,384	SGD	5,599		—
Citibank N.A.	8/4/2021	4,140,809	USD	3,824,364	CHF	—		(162)
Citibank N.A.	8/4/2021	178,687	USD	1,119,834	DKK	—		(10)
Citibank N.A.	8/4/2021	3,357,743	USD	2,829,556	EUR	—		(110)
Citibank N.A.	8/4/2021	2,211,989	USD	1,601,053	GBP	15		—
Citibank N.A.	8/4/2021	75,806	USD	246,958	ILS	—		(4)
Citibank N.A.	8/4/2021	6,689,355	USD	742,271,567	JPY	—		(197)
Citibank N.A.	8/4/2021	280,039	USD	2,409,389	NOK	—		(1)
Citibank N.A.	8/4/2021	356,705	USD	3,049,769	SEK	—		(13)
Citibank N.A.	8/4/2021	370,038	USD	497,441	SGD	3		—
Citibank N.A.	8/5/2021	1,505,474	USD	2,005,021	AUD	—		(47)
Credit Suisse International	7/6/2021	2,202,134	AUD	1,653,492	USD	—		(202)
Credit Suisse International	7/6/2021	2,721,734	CHF	2,944,978	USD	—		(166)
Credit Suisse International	7/6/2021	1,174,198	DKK	187,272	USD	—		(2)
Credit Suisse International	7/6/2021	3,103,821	EUR	3,681,306	USD	—		(163)
Credit Suisse International	7/6/2021	1,766,488	GBP	2,440,474	USD	—		(128)
Credit Suisse International	7/6/2021	276,648	ILS	84,901	USD	2		—
Credit Suisse International	7/6/2021	804,741,631	JPY	7,251,107	USD	—		(322)
Credit Suisse International	7/6/2021	2,694,669	NOK	313,161	USD	—		(10)
Credit Suisse International	7/6/2021	3,377,954	SEK	395,000	USD	—		(1)
Credit Suisse International	7/6/2021	571,323	SGD	425,075	USD	—		(49)
Credit Suisse International	7/6/2021	4	USD	5	AUD	0	^	—
Credit Suisse International	7/6/2021	4	USD	4	CHF	0	^	—
Credit Suisse International	7/6/2021	4	USD	24	DKK	0	^	—
Credit Suisse International	7/6/2021	4	USD	3	EUR	0	^	—
Credit Suisse International	7/6/2021	2	USD	1	GBP	0	^	—
Credit Suisse International	7/6/2021	3	USD	10	ILS	0	^	—

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Credit Suisse International	7/6/2021	1	USD	109	JPY	$0	^	$—
Credit Suisse International	7/6/2021	3	USD	25	SEK	0	^	—
Credit Suisse International	7/6/2021	4	USD	5	SGD	0	^	—
Credit Suisse International	8/4/2021	4,535,174	USD	4,188,864	CHF	—		(472)
Credit Suisse International	8/4/2021	195,707	USD	1,226,503	DKK	—		(11)
Credit Suisse International	8/4/2021	3,677,530	USD	3,099,227	EUR	—		(344)
Credit Suisse International	8/4/2021	2,422,658	USD	1,753,576	GBP	—		(38)
Credit Suisse International	8/4/2021	83,029	USD	270,510	ILS	—		(11)
Credit Suisse International	8/4/2021	7,326,439	USD	813,023,727	JPY	—		(751)
Credit Suisse International	8/4/2021	306,713	USD	2,638,912	NOK	—		(2)
Credit Suisse International	8/4/2021	390,679	USD	3,340,258	SEK	—		(16)
Credit Suisse International	8/4/2021	405,282	USD	544,837	SGD	—		(10)
Credit Suisse International	8/5/2021	1,648,855	USD	2,196,192	AUD	—		(212)
Goldman Sachs	7/6/2021	1,627,881	AUD	1,222,145	USD	15		—
Goldman Sachs	7/6/2021	2,011,858	CHF	2,176,721	USD	33		—
Goldman Sachs	7/6/2021	867,897	DKK	138,417	USD	2		—
Goldman Sachs	7/6/2021	2,294,257	EUR	2,720,964	USD	33		—
Goldman Sachs	7/6/2021	1,305,746	GBP	1,803,828	USD	17		—
Goldman Sachs	7/6/2021	204,471	ILS	62,751	USD	1		—
Goldman Sachs	7/6/2021	594,841,942	JPY	5,359,511	USD	61		—
Goldman Sachs	7/6/2021	1,991,734	NOK	231,466	USD	—		(4)
Goldman Sachs	7/6/2021	2,496,766	SEK	291,955	USD	3		—
Goldman Sachs	7/6/2021	422,324	SGD	314,184	USD	—		(4)
Goldman Sachs	7/6/2021	1,400,319	USD	1,816,056	AUD	36,883		—
Goldman Sachs	7/6/2021	2,494,210	USD	2,242,876	CHF	67,504		—
Goldman Sachs	7/6/2021	158,597	USD	967,743	DKK	4,254		—
Goldman Sachs	7/6/2021	3,117,598	USD	2,557,649	EUR	84,217		—
Goldman Sachs	7/6/2021	2,067,178	USD	1,457,942	GBP	53,079		—
Goldman Sachs	7/6/2021	71,913	USD	233,627	ILS	213		—
Goldman Sachs	7/6/2021	6,139,327	USD	675,016,547	JPY	57,375		—
Goldman Sachs	7/6/2021	265,256	USD	2,216,308	NOK	7,696		—
Goldman Sachs	7/6/2021	334,564	USD	2,783,464	SEK	9,081		—
Goldman Sachs	7/6/2021	359,997	USD	476,397	SGD	5,590		—
Goldman Sachs	8/4/2021	3,352,083	USD	3,095,856	CHF	—		(69)
Goldman Sachs	8/4/2021	144,652	USD	906,511	DKK	—		(4)
Goldman Sachs	8/4/2021	2,718,173	USD	2,290,649	EUR	—		(156)
Goldman Sachs	8/4/2021	1,790,658	USD	1,296,119	GBP	—		(27)
Goldman Sachs	8/4/2021	61,367	USD	199,914	ILS	—		(2)
Goldman Sachs	8/4/2021	5,415,192	USD	600,891,906	JPY	—		(209)
Goldman Sachs	8/4/2021	226,698	USD	1,950,459	NOK	0	^	—
Goldman Sachs	8/4/2021	288,761	USD	2,468,823	SEK	—		(6)
Goldman Sachs	8/4/2021	299,554	USD	402,707	SGD	—		(10)
Goldman Sachs	8/5/2021	1,218,717	USD	1,623,101	AUD	—		(30)
HSBC Holdings PLC	7/6/2021	136,821	USD	176,875	AUD	4,029		—
HSBC Holdings PLC	7/6/2021	243,143	USD	218,540	CHF	6,691		—
HSBC Holdings PLC	7/6/2021	15,492	USD	94,674	DKK	393		—
HSBC Holdings PLC	7/6/2021	304,797	USD	250,450	EUR	7,762		—
HSBC Holdings PLC	7/6/2021	200,578	USD	141,527	GBP	5,062		—
HSBC Holdings PLC	7/6/2021	6,976	USD	22,678	ILS	16		—
HSBC Holdings PLC	7/6/2021	605,617	USD	66,310,701	JPY	8,152		—
HSBC Holdings PLC	7/6/2021	9,536	USD	78,963	NOK	360		—
HSBC Holdings PLC	7/6/2021	25,749	USD	214,050	NOK	874		—
HSBC Holdings PLC	7/6/2021	32,519	USD	269,317	SEK	1,027		—
HSBC Holdings PLC	7/6/2021	35,139	USD	46,543	SGD	514		—
Morgan Stanley & Co. International	7/6/2021	1,400,319	USD	1,816,002	AUD	36,924		—

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Morgan Stanley & Co. International	7/6/2021	2,494,210	USD	2,242,893	CHF	$67,485		$—
Morgan Stanley & Co. International	7/6/2021	158,597	USD	967,759	DKK	4,252		—
Morgan Stanley & Co. International	7/6/2021	5,737	USD	34,817	DKK	184		—
Morgan Stanley & Co. International	7/6/2021	3,117,598	USD	2,557,756	EUR	84,090		—
Morgan Stanley & Co. International	7/6/2021	2,067,178	USD	1,457,874	GBP	53,173		—
Morgan Stanley & Co. International	7/6/2021	71,913	USD	233,617	ILS	216		—
Morgan Stanley & Co. International	7/6/2021	2,583	USD	8,367	ILS	15		—
Morgan Stanley & Co. International	7/6/2021	6,139,327	USD	675,048,472	JPY	57,087		—
Morgan Stanley & Co. International	7/6/2021	265,256	USD	2,216,352	NOK	7,691		—
Morgan Stanley & Co. International	7/6/2021	334,564	USD	2,783,465	SEK	9,081		—
Morgan Stanley & Co. International	7/6/2021	12,043	USD	99,424	SEK	417		—
Morgan Stanley & Co. International	7/6/2021	359,997	USD	476,373	SGD	5,607		—
Royal Bank of Canada	7/6/2021	50,671	USD	65,351	AUD	1,608		—
UBS AG	7/6/2021	1,915,119	AUD	1,437,818	USD	—		(9)
UBS AG	7/6/2021	2,366,836	CHF	2,560,848	USD	—		(23)
UBS AG	7/6/2021	1,021,031	DKK	162,843	USD	—		(1)
UBS AG	7/6/2021	2,699,072	EUR	3,201,134	USD	—		(26)
UBS AG	7/6/2021	1,536,155	GBP	2,122,150	USD	—		(3)
UBS AG	7/6/2021	240,552	ILS	73,825	USD	—		(0)^
UBS AG	7/6/2021	699,795,869	JPY	6,305,308	USD	—		(93)
UBS AG	7/6/2021	2,343,216	NOK	272,313	USD	—		(5)
UBS AG	7/6/2021	2,937,357	SEK	343,477	USD	1		—
UBS AG	7/6/2021	496,848	SGD	369,628	USD	—		(7)
UBS AG	7/6/2021	1,400,319	USD	1,816,101	AUD	36,850		—
UBS AG	7/6/2021	2,494,210	USD	2,242,896	CHF	67,483		—
UBS AG	7/6/2021	158,597	USD	967,740	DKK	4,255		—
UBS AG	7/6/2021	3,117,598	USD	2,557,666	EUR	84,197		—
UBS AG	7/6/2021	2,067,178	USD	1,457,955	GBP	53,060		—
UBS AG	7/6/2021	71,913	USD	233,647	ILS	207		—
UBS AG	7/6/2021	6,139,327	USD	675,019,003	JPY	57,353		—
UBS AG	7/6/2021	265,256	USD	2,216,412	NOK	7,684		—
UBS AG	7/6/2021	334,564	USD	2,783,492	SEK	9,078		—
UBS AG	7/6/2021	359,997	USD	476,402	SGD	5,586		—
UBS AG	8/4/2021	3,943,627	USD	3,642,365	CHF	—		(278)
UBS AG	8/4/2021	170,179	USD	1,066,506	DKK	—		(8)
UBS AG	8/4/2021	3,197,850	USD	2,694,901	EUR	—		(208)
UBS AG	8/4/2021	2,106,656	USD	1,524,863	GBP	—		(56)
UBS AG	8/4/2021	72,196	USD	235,199	ILS	—		(4)
UBS AG	8/4/2021	6,370,814	USD	706,936,738	JPY	—		(291)
UBS AG	8/4/2021	266,704	USD	2,294,661	NOK	0	^	—
UBS AG	8/4/2021	339,719	USD	2,904,486	SEK	—		(6)
UBS AG	8/4/2021	352,417	USD	473,757	SGD	—		(0)^
UBS AG	8/5/2021	1,433,785	USD	1,909,559	AUD	—		(56)
						$1,678,898		$(7,417)
^	Amount represents less than $1.

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2—Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$159,887,404	$—	$—	$159,887,404
Rights	9,822	—	—	9,822
Investment of Cash Collateral for Securities Loaned	—	5,229,100	—	5,229,100
Total Investments in Securities	$159,897,226	$5,229,100	$—	$165,126,326
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1,678,898	$—	$1,678,898
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(7,417)	$—	$(7,417)
Total - Net	$159,897,226	$6,900,581	$—	$166,797,807
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 99.3%

Australia – 13.7%

Accent Group Ltd.	49,758	$104,223

Adairs Ltd.	12,766	40,732

Adbri Ltd.	35,624	92,804

ARB Corp., Ltd.	2,349	76,166

AUB Group Ltd.	5,277	88,703

Aurelia Metals Ltd.(a)	40,393	12,433

Austal Ltd.	19,317	29,730

Australian Finance Group Ltd.	21,672	46,370

Baby Bunting Group Ltd.	8,349	35,226

Bapcor Ltd.	10,794	68,881

Beach Energy Ltd.	59,456	55,349

Beacon Lighting Group Ltd.	14,457	20,622

Bega Cheese Ltd.	6,940	30,688

Bell Financial Group Ltd.(a)	39,633	53,112

Bingo Industries Ltd.	15,940	41,047

Bravura Solutions Ltd.(a)	15,922	41,957

Brickworks Ltd.	7,995	150,476

Capitol Health Ltd.	76,688	21,302

Cedar Woods Properties Ltd.	5,680	28,613

Centuria Capital Group(a)	32,446	67,718

Codan Ltd.	7,185	97,256

Collins Foods Ltd.	4,145	35,693

Costa Group Holdings Ltd.	10,924	27,146

Cromwell Property Group(a)	362,194	237,928

Data#3 Ltd.	8,878	37,391

Dicker Data Ltd.(a)	9,640	80,044

Elders Ltd.	5,785	50,163

Growthpoint Properties Australia Ltd.	79,950	244,291

GUD Holdings Ltd.(a)	4,106	36,960

GWA Group Ltd.(a)	21,151	43,985

Hansen Technologies Ltd.	7,090	33,055

Home Consortium Ltd.	10,568	43,161

IGO Ltd.	24,874	142,484

Infomedia Ltd.(a)	20,963	24,158

Ingenia Communities Group	15,358	70,794

Inghams Group Ltd.	30,659	91,609

Integral Diagnostics Ltd.	8,149	31,813

Integrated Research Ltd.(a)	7,270	10,616

Invocare Ltd.(a)	6,337	55,044

IPH Ltd.	15,024	87,978

IRESS Ltd.	13,944	135,148

Johns Lyng Group Ltd.(a)	8,922	34,161

Jumbo Interactive Ltd.(a)	3,326	44,372

Kogan.com Ltd.(a)	2,349	20,421

MA Financial Group Ltd.(a)	7,175	30,488

MACA Ltd.	35,015	19,847

Macmahon Holdings Ltd.	178,451	25,455

McPherson’s Ltd.(a)	7,933	6,551

Metcash Ltd.(a)	64,327	192,691

Monadelphous Group Ltd.	5,835	45,778

Monash IVF Group Ltd.	37,917	24,196

Money3 Corp. Ltd.	13,021	32,748

NIB Holdings Ltd.	24,065	117,615

Nick Scali Ltd.	7,552	66,448

Nickel Mines Ltd.	60,046	44,629

Nine Entertainment Co. Holdings Ltd.	92,295	201,635

NRW Holdings Ltd.(a)	18,491	20,337

OFX Group Ltd.	20,051	20,096

Omni Bridgeway Ltd.(a)	8,035	22,621

Orora Ltd.	79,446	198,615

Pacific Current Group Ltd.	6,662	29,059

Pact Group Holdings Ltd.	9,131	25,364

Pendal Group Ltd.	29,731	179,904

Perenti Global Ltd.(a)	67,631	34,019

Perpetual Ltd.	4,400	132,297

Pinnacle Investment Management Group Ltd.(a)	9,560	85,911

Platinum Asset Management Ltd.	74,358	274,097

Premier Investments Ltd.	8,405	180,152

Ramelius Resources Ltd.	20,190	25,692

Redcape Hotel Group	47,714	37,075

Regis Resources Ltd.	26,744	47,384

Resimac Group Ltd.	16,080	29,697

Sandfire Resources Ltd.	13,358	68,495

SeaLink Travel Group Ltd.	5,698	40,553

Select Harvests Ltd.(a)	8,318	42,152

Service Stream Ltd.	18,352	11,987

SmartGroup Corp., Ltd.(a)	15,475	85,740

St Barbara Ltd.	36,490	46,708

Steadfast Group Ltd.	37,666	124,422

Super Retail Group Ltd.(a)	6,146	59,568

Tassal Group Ltd.	19,846	53,340

Technology One Ltd.	10,950	76,535

Viva Energy Group Ltd.(b)	66,232	95,967

Total Australia		5,677,691

Austria – 1.5%

Oesterreichische Post AG	7,246	385,398

Schoeller-Bleckmann Oilfield Equipment AG*	1,713	72,015

UNIQA Insurance Group AG	20,399	177,563

Total Austria		634,976

Belgium – 2.2%

Barco N.V.	4,533	124,071

Bekaert S.A.	1,961	87,394

Euronav N.V.(a)	49,845	463,432

Fagron	728	16,257

Intervest Offices & Warehouses N.V.	2,500	67,745

Orange Belgium S.A.	3,537	79,360

Recticel S.A.	3,032	51,058

Xior Student Housing N.V.	498	30,001

Total Belgium		919,318

China – 4.0%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	40,300	66,528

China Overseas Grand Oceans Group Ltd.	326,400	189,976

China Power International Development Ltd.	1,239,000	271,226

China South City Holdings Ltd.	506,000	55,384

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares		Value

China Tobacco International HK Co., Ltd.(a)	12,000		$26,114

CITIC Telecom International Holdings Ltd.	332,678		110,095

CPMC Holdings Ltd.	143,900		84,311

Genertec Universal Medical Group Co., Ltd.(b)	152,800		149,340

Poly Property Group Co., Ltd.	384,000		99,884

Shanghai Industrial Holdings Ltd.	107,000		157,899

Shougang Fushan Resources Group Ltd.	391,885		115,559

Yanlord Land Group Ltd.	232,309		210,844

Zensun Enterprises Ltd.	1,150,000		96,255

Total China			1,633,415

Denmark – 2.0%

Cementir Holding N.V.	6,261		63,854

Chemometec A/S	1,041		140,033

D/S Norden A/S	3,025		96,241

NNIT A/S(b)	2,215		43,590

Per Aarsleff Holding A/S	1,325		59,588

Ringkjoebing Landbobank A/S	1,099		111,468

Scandinavian Tobacco Group A/S, Class A(b)	15,093		308,092

Total Denmark			822,866

Finland – 4.0%

Altia Oyj(a)	2,552		30,688

Cargotec Oyj, Class B	3,778		195,343

Fiskars Oyj Abp	2,168		47,153

Kamux Corp.	1,607		31,235

Kemira Oyj	9,820		154,653

Lassila & Tikanoja Oyj(a)	1,890		31,738

Neles Oyj	29,815		429,949

Oriola Oyj, Class B	13,747		30,029

Raisio Oyj, Class V(a)	10,383		46,359

Revenio Group Oyj	645		48,877

Rovio Entertainment Oyj(b)	3,599		29,343

Sanoma Oyj	5,708		94,632

Talenom Oyj	1,537		26,029

Terveystalo Oyj(b)	4,061		54,902

Tokmanni Group Corp.	2,510		69,415

Uponor Oyj	6,014		174,306

Verkkokauppa.com Oyj	4,979		49,362

YIT Oyj(a)	21,150		129,547

Total Finland			1,673,560

France – 3.2%

ABC Arbitrage	3,219		27,104

Albioma S.A.	1,435		58,745

Chargeurs S.A.	1,239		34,382

Derichebourg S.A.*	11,829		119,519

IPSOS	1,681		70,869

Kaufman & Broad S.A.	1,961		93,254

Nexity S.A.	7,991		399,720

Quadient S.A.	1,861		55,924

Societe BIC S.A.	4,597		319,463

Vicat S.A.	3,210		155,125

Total France			1,334,105

Germany – 3.2%

Bilfinger SE	553		16,552

CANCOM SE	946		57,215

CropEnergies AG	5,725		73,460

DIC Asset AG	9,116		157,511

Duerr AG	3,596		136,805

Eckert & Ziegler Strahlen- und Medizintechnik AG	416		47,533

Elmos Semiconductor SE	1,097		47,484

GFT Technologies SE	1,670		42,481

GRENKE AG(a)	1,934		84,861

Hamborner REIT AG	7,823		83,301

Hamburger Hafen und Logistik AG	5,613		141,117

Hornbach Baumarkt AG	1,453		63,841

Hornbach Holding AG & Co. KGaA	681		77,610

Indus Holding AG	912		36,123

Jenoptik AG	653		17,858

Krones AG	758		67,733

MLP SE	3,864		31,939

STRATEC SE	182		25,425

VERBIO Vereinigte BioEnergie AG	1,772		89,773

Wuestenrot & Wuerttembergische AG	1,664		38,125

Total Germany			1,336,747

Hong Kong – 1.7%

Dah Sing Banking Group Ltd.	61,200		67,537

Dah Sing Financial Holdings Ltd.	29,200		99,829

Guotai Junan International Holdings Ltd.	850,052		135,731

Hutchison Port Holdings Trust	1,186,500		266,962

Kowloon Development Co., Ltd.	47,000		55,559

Nissin Foods Co., Ltd.(a)	44,000		33,655

Sun Hung Kai & Co., Ltd.	60,000		32,218

Total Hong Kong			691,491

Indonesia – 0.2%

Bumitama Agri Ltd.	54,500		18,448

First Resources Ltd.	60,627		60,437

Total Indonesia			78,885

Ireland – 0.4%

Hibernia REIT PLC	51,118		75,170

Irish Continental Group PLC*	4,030		20,646

Kenmare Resources PLC	3,938		23,828

Total Produce PLC	20,423		63,940

Total Ireland			183,584

Israel – 4.5%

Altshuler Shaham Provident Funds & Pension Ltd.	13,203		79,417

Arad Ltd.	1,615		21,902

Ashtrom Group Ltd.	6,913		156,993

Atreyu Capital Markets Ltd.	2,473		39,260

Big Shopping Centers Ltd.*	697		89,197

Delek Automotive Systems Ltd.	8,755		114,996

Delek Group Ltd.*	0	‡	23

Delta Galil Industries Ltd.	1,060		43,916

Elco Ltd.	932		55,488

Electra Consumer Products 1970 Ltd.	4,377		251,592

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares		Value

FIBI Holdings Ltd.*	2,862		$107,067

Freshmarket Ltd.	9,442		35,351

Inrom Construction Industries Ltd.	7,669		35,303

Isracard Ltd.*	15,354		62,952

Israel Canada T.R Ltd.	10,470		42,574

Israel Land Development—Urban Renewal Ltd.	2,935		37,875

Magic Software Enterprises Ltd.	2,046		33,052

Matrix IT Ltd.	2,899		78,398

Maytronics Ltd.	3,045		63,453

Mega Or Holdings Ltd.	1,423		45,854

Mehadrin Ltd.*	0	‡	17

Menora Mivtachim Holdings Ltd.	2,213		43,805

Mivne Real Estate KD Ltd.	24,171		70,098

Oil Refineries Ltd.*	500,880		129,121

OPC Energy Ltd.*	10,072		98,355

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	833		54,809

Shufersal Ltd.	5,730		45,615

YD More Investments Ltd.	8,351		35,188

Total Israel			1,871,671

Italy – 3.1%

Anima Holding SpA(b)	39,020		193,934

Ascopiave SpA	14,916		62,796

Carel Industries SpA(b)	1,213		29,130

Danieli & C. Officine Meccaniche SpA	915		24,143

Danieli & C. Officine Meccaniche SpA, RSP	1,519		26,192

Datalogic SpA	2,885		68,221

Enav SpA*(b)	63,877		287,857

Falck Renewables SpA	7,627		50,289

Fiera Milano SpA*	8,797		36,305

Immobiliare Grande Distribuzione SIIQ SpA	18,411		88,644

La Doria SpA	1,070		24,160

Piaggio & C. SpA	32,942		129,543

RAI Way SpA(b)	20,898		125,897

SOL SpA	3,657		73,813

Zignago Vetro SpA	2,533		50,465

Total Italy			1,271,389

Japan – 23.8%

77 Bank Ltd. (The)	1,435		15,748

Adastria Co., Ltd.	800		14,632

ADEKA Corp.	2,800		52,599

Advan Co., Ltd.	600		5,055

Aeon Delight Co., Ltd.	700		21,979

AEON Financial Service Co., Ltd.	4,400		51,893

Ai Holdings Corp.(a)	800		15,785

Aica Kogyo Co., Ltd.	1,400		49,257

Aichi Corp.	1,900		13,969

Aida Engineering Ltd.	2,100		18,713

Alconix Corp.	1,100		14,519

Alleanza Holdings Co., Ltd.	900		10,160

Altech Corp.(a)	1,100		19,227

Amano Corp.	1,100		27,760

Arata Corp.	200		7,766

Arcs Co., Ltd.	600		13,061

Ariake Japan Co., Ltd.	100		6,208

ARTERIA Networks Corp.	1,300		21,153

Aruhi Corp.	600		7,741

Asahi Holdings, Inc.	2,700		55,124

Asanuma Corp.	500		20,317

ASKUL Corp.	800		12,484

Autobacs Seven Co., Ltd.	2,000		26,633

Avex, Inc.(a)	1,700		25,135

Awa Bank Ltd. (The)	570		10,323

Axial Retailing, Inc.	300		10,136

Bank of Nagoya Ltd. (The)	549		12,242

Bank of Okinawa Ltd. (The)	542		12,072

Bank of Saga Ltd. (The)	1,100		13,548

Baroque Japan Ltd.	2,100		15,269

BayCurrent Consulting, Inc.	100		35,949

Belc Co., Ltd.	200		9,659

Bell System24 Holdings, Inc.	1,101		17,340

Belluna Co., Ltd.	1,300		11,443

BeNext-Yumeshin Group Co.(a)	2,564		29,454

Bic Camera, Inc.	1,500		15,123

BML, Inc.	500		17,074

Bunka Shutter Co., Ltd.	2,400		23,959

C.I. Takiron Corp.	4,700		24,730

Canon Electronics, Inc.	1,300		20,099

Central Glass Co., Ltd.	1,000		19,173

Chiyoda Co., Ltd.	2,400		19,137

Chugoku Bank Ltd. (The)	3,000		22,813

Chugoku Marine Paints Ltd.	2,200		17,007

cocokara fine, Inc.	200		14,956

COLOPL, Inc.	1,500		11,177

Computer Engineering & Consulting Ltd.	1,000		14,281

CONEXIO Corp.	2,000		27,029

Cosmo Energy Holdings Co., Ltd.	2,319		53,216

Create SD Holdings Co., Ltd.(a)	700		20,813

Credit Saison Co., Ltd.	3,500		42,698

Dai-Dan Co., Ltd.	900		20,694

Daibiru Corp.	1,300		16,421

Daicel Corp.	7,500		61,762

Daihen Corp.	537		22,377

Daiho Corp.	500		18,132

Daiichikosho Co., Ltd.	1,000		38,427

Daiken Corp.	1,000		18,795

Daikyonishikawa Corp.	2,300		14,299

Daio Paper Corp.	1,500		24,854

Daiseki Co., Ltd.	800		35,967

Daishi Hokuetsu Financial Group, Inc.	1,500		32,611

Daiwabo Holdings Co., Ltd.	2,000		34,363

DCM Holdings Co., Ltd.	2,400		22,878

Denyo Co., Ltd.	695		12,198

Dexerials Corp.	1,800		38,014

DIC Corp.(a)	1,500		37,909

Digital Garage, Inc.	300		13,501

Dip Corp.	741		22,933

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

Doshisha Co., Ltd.	900	$14,020

Dowa Holdings Co., Ltd.	1,000	39,418

DTS Corp.	1,100	26,214

Eagle Industry Co., Ltd.	2,300	23,271

Earth Corp.	300	17,434

EDION Corp.	2,500	24,439

Eiken Chemical Co., Ltd.	600	11,617

Eizo Corp.	500	22,367

Elecom Co., Ltd.	900	16,883

Elematec Corp.	1,200	14,153

en Japan, Inc.	900	32,030

ES-Con Japan Ltd.(a)	1,900	13,096

Exedy Corp.	1,530	22,456

FCC Co., Ltd.	800	11,662

FJ Next Co., Ltd.	1,500	13,663

Fuji Seal International, Inc.	800	16,787

Fuji Soft, Inc.	200	10,037

Fujibo Holdings, Inc.	400	13,947

Fujimi, Inc.	700	31,913

Fujimori Kogyo Co., Ltd.	400	14,632

Fujitec Co., Ltd.	1,500	33,300

FULLCAST Holdings Co., Ltd.	900	18,748

Funai Soken Holdings, Inc.	700	15,187

Furukawa Co., Ltd.	1,900	21,398

Furukawa Electric Co., Ltd.	1,200	29,916

Furyu Corp.	1,100	13,954

Fuso Chemical Co., Ltd.	500	18,470

Future Corp.	900	16,315

Fuyo General Lease Co., Ltd.	500	31,624

G-7 Holdings, Inc.	700	21,317

G-Tekt Corp.	1,400	19,539

Gecoss Corp.	2,200	17,403

Giken Ltd.	500	20,407

Glory Ltd.	1,000	20,750

GMO Financial Holdings, Inc.(a)	4,600	36,223

Godo Steel Ltd.	1,200	17,883

Goldcrest Co., Ltd.	1,300	19,467

GS Yuasa Corp.	1,251	31,954

Gunma Bank Ltd. (The)	8,687	27,394

Gunze Ltd.	500	20,835

H.U. Group Holdings, Inc.	1,000	25,804

Hachijuni Bank Ltd. (The)	9,500	30,642

Hamakyorex Co., Ltd.	600	17,245

Hanwa Co., Ltd.	939	27,157

Hazama Ando Corp.	4,400	32,428

Heiwa Corp.	2,549	45,174

Heiwa Real Estate Co., Ltd.	700	26,426

Heiwado Co., Ltd.	800	15,987

Hinokiya Group Co., Ltd.(a)	800	17,883

Hitachi Zosen Corp.	4,400	28,424

Hogy Medical Co., Ltd.	500	15,384

Hokkaido Electric Power Co., Inc.	3,100	14,049

Hokkoku Bank Ltd. (The)	400	7,975

Hokuetsu Corp.	4,900	25,473

Hokuhoku Financial Group, Inc.	1,706	12,466

Hokuriku Electric Power Co.	3,900	21,294

Hokuto Corp.	1,300	22,477

Hoosiers Holdings(a)	2,600	16,726

Horiba Ltd.(a)	500	32,435

Hyakugo Bank Ltd. (The)	5,800	15,991

Hyakujushi Bank Ltd. (The)	867	11,389

Ichibanya Co., Ltd.	500	22,930

Ichigo, Inc.	7,300	23,152

Idec Corp.	900	17,037

Iino Kaiun Kaisha Ltd.	4,800	18,942

Inaba Denki Sangyo Co., Ltd.	1,100	25,629

Inabata & Co., Ltd.	1,600	24,665

Infocom Corp.	300	8,285

Information Services International-Dentsu Ltd.	600	24,759

Internet Initiative Japan, Inc.(a)	600	18,650

IR Japan Holdings Ltd.	100	12,605

Iriso Electronics Co., Ltd.	300	14,488

Itochu Enex Co., Ltd.	4,200	37,425

Itoham Yonekyu Holdings, Inc.	4,700	30,278

IwaiCosmo Holdings, Inc.(a)	1,600	23,743

Iwatani Corp.	600	36,003

Iyo Bank Ltd. (The)	5,100	25,089

JAC Recruitment Co., Ltd.	1,600	25,674

Jaccs Co., Ltd.	1,100	25,768

Japan Aviation Electronics Industry Ltd.	1,100	19,455

Japan Lifeline Co., Ltd.	1,100	13,390

Japan Material Co., Ltd.	1,700	20,693

Japan Securities Finance Co., Ltd.	3,500	25,574

Japan Steel Works Ltd. (The)	800	20,571

Japan Wool Textile Co., Ltd. (The)	2,084	18,157

JCU Corp.	400	12,902

JDC Corp.(a)	3,500	17,975

Jeol Ltd.	400	23,426

Joshin Denki Co., Ltd.	446	10,809

Joyful Honda Co., Ltd.	1,500	18,299

JSP Corp.	1,000	14,371

Juroku Bank Ltd. (The)	1,200	21,148

Kadokawa Corp.	600	24,381

Kaga Electronics Co., Ltd.	1,000	26,831

Kaken Pharmaceutical Co., Ltd.	1,300	55,753

Kamei Corp.	1,200	12,142

Kanamoto Co., Ltd.	700	16,133

Kandenko Co., Ltd.	5,178	40,448

Kaneka Corp.	1,100	44,351

Kanematsu Corp.	3,100	41,253

Kanematsu Electronics Ltd.	700	22,642

Katitas Co., Ltd.	500	14,055

Kato Sangyo Co., Ltd.	548	16,713

Keihanshin Building Co., Ltd.	800	9,817

KFC Holdings Japan Ltd.	700	17,823

KH Neochem Co., Ltd.	700	16,278

Ki-Star Real Estate Co., Ltd.	300	14,272

Kintetsu World Express, Inc.	900	18,958

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

Kiyo Bank Ltd. (The)	1,000	$12,947

Kohnan Shoji Co., Ltd.	500	17,209

Kokuyo Co., Ltd.	2,000	31,264

KOMEDA Holdings Co., Ltd.	1,000	18,650

Komeri Co., Ltd.	700	16,511

Konoike Transport Co., Ltd.	1,200	13,104

Kotobuki Spirits Co., Ltd.	200	12,938

Krosaki Harima Corp.	500	19,394

Kumagai Gumi Co., Ltd.	1,100	27,750

Kumiai Chemical Industry Co., Ltd.	1,000	7,658

Kurabo Industries Ltd.	763	13,075

Kureha Corp.	500	28,967

Kyoei Steel Ltd.	1,700	22,179

Kyokuto Kaihatsu Kogyo Co., Ltd.	1,200	17,050

KYORIN Holdings, Inc.	2,173	35,476

Kyoritsu Maintenance Co., Ltd.	300	9,785

Kyudenko Corp.	1,200	38,544

Kyushu Financial Group, Inc.	6,000	21,191

Life Corp.	566	17,976

Lintec Corp.	1,600	34,742

Macnica Fuji Electronics Holdings, Inc.	1,300	31,285

Maeda Corp.(a)	2,600	22,559

Maeda Road Construction Co., Ltd.(a)	2,542	49,974

Mandom Corp.	742	13,839

Maruha Nichiro Corp.	600	12,763

Maruichi Steel Tube Ltd.	1,400	32,909

Maruzen Showa Unyu Co., Ltd.	600	18,056

Marvelous, Inc.	2,000	14,236

Matsui Securities Co., Ltd.	5,400	39,409

Maxvalu Tokai Co., Ltd.	600	13,407

MCJ Co., Ltd.	2,100	23,443

Megmilk Snow Brand Co., Ltd.	700	13,333

Meidensha Corp.	1,100	21,893

Meisei Industrial Co., Ltd.	1,900	12,531

Meitec Corp.	900	48,734

METAWATER Co., Ltd.	800	15,201

Milbon Co., Ltd.	100	5,658

Mimasu Semiconductor Industry Co., Ltd.	800	19,757

Mirait Holdings Corp.	1,400	24,862

Mitsubishi Logisnext Co., Ltd.	1,100	10,079

Mitsubishi Pencil Co., Ltd.	1,100	14,252

Mitsubishi Research Institute, Inc.	500	17,772

Mitsubishi Shokuhin Co., Ltd.	600	15,185

Mitsuboshi Belting Ltd.	1,000	15,767

Mitsui Mining & Smelting Co., Ltd.	900	24,975

Mitsui OSK Lines Ltd.	1,000	48,112

Mitsui-Soko Holdings Co., Ltd.	900	20,483

Miyazaki Bank Ltd. (The)	700	12,488

Mizuho Leasing Co., Ltd.	800	26,993

Mizuno Corp.	800	17,025

Mochida Pharmaceutical Co., Ltd.	400	13,118

Monex Group, Inc.	3,700	24,936

Morinaga & Co., Ltd.	500	15,992

Morita Holdings Corp.	1,100	15,847

Morningstar Japan K.K.	3,597	14,811

Nachi-Fujikoshi Corp.	500	17,614

Nafco Co., Ltd.	600	10,844

Nagaileben Co., Ltd.	500	12,051

Nagase & Co., Ltd.	3,100	46,309

Nakanishi, Inc.	817	17,887

Nanto Bank Ltd. (The)	1,200	19,861

NHK Spring Co., Ltd.	2,200	18,077

Nichi-iko Pharmaceutical Co., Ltd.	1,500	12,028

Nichias Corp.	1,674	42,155

Nichicon Corp.(a)	1,800	19,380

Nichiden Corp.(a)	600	11,644

Nichiha Corp.	500	12,717

Nihon Parkerizing Co., Ltd.	1,440	14,388

Nikkiso Co., Ltd.(a)	1,100	11,070

Nikkon Holdings Co., Ltd.	1,200	26,143

Nippn Corp.	1,581	22,350

Nippon Carbon Co., Ltd.	500	18,876

Nippon Ceramic Co., Ltd.(a)	700	18,422

Nippon Densetsu Kogyo Co., Ltd.	600	9,758

Nippon Electric Glass Co., Ltd.(a)	2,700	63,492

Nippon Gas Co., Ltd.	1,800	30,619

Nippon Kayaku Co., Ltd.	2,800	26,489

Nippon Paper Industries Co., Ltd.	1,400	15,692

Nippon Pillar Packing Co., Ltd.	1,000	19,993

Nippon Shokubai Co., Ltd.	700	33,679

Nippon Soda Co., Ltd.	800	23,173

Nippon Steel Trading Corp.	800	31,498

Nippon Suisan Kaisha Ltd.	3,500	16,682

Nipro Corp.	900	10,647

Nishi-Nippon Financial Holdings, Inc.	3,000	17,083

Nishi-Nippon Railroad Co., Ltd.	500	12,127

Nishimatsu Construction Co., Ltd.	1,550	48,320

Nishio Rent All Co., Ltd.	900	25,137

Nissan Shatai Co., Ltd.	1,300	8,398

Nissha Co., Ltd.(a)	1,100	16,561

Nisshin Oillio Group Ltd. (The)	542	14,992

Nisshinbo Holdings, Inc.(a)	4,150	35,858

Nissin Electric Co., Ltd.	1,700	21,489

Nitta Corp.	800	18,719

Nitto Boseki Co., Ltd.	300	9,271

Nitto Kogyo Corp.	1,100	18,067

Nittoc Construction Co., Ltd.	2,600	17,686

Noevir Holdings Co., Ltd.	673	34,199

Nohmi Bosai Ltd.	800	15,108

Nojima Corp.	500	12,370

NOK Corp.	1,900	23,590

Nomura Co., Ltd.	3,358	28,894

North Pacific Bank Ltd.	11,200	23,815

NS United Kaiun Kaisha Ltd.	1,100	24,004

NSD Co., Ltd.	1,400	23,411

Obara Group, Inc.(a)	427	14,658

Ogaki Kyoritsu Bank Ltd. (The)	800	13,363

Ohsho Food Service Corp.	372	18,769

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

Oiles Corp.	1,100	$15,342

Okamoto Industries, Inc.	300	11,055

Okamura Corp.	2,700	36,563

Okasan Securities Group, Inc.	4,600	17,241

Oki Electric Industry Co., Ltd.	2,300	21,096

Okinawa Cellular Telephone Co.	800	36,976

Okinawa Electric Power Co., Inc. (The)	2,670	33,318

OKUMA Corp.	400	19,569

Okumura Corp.	1,390	36,582

Okuwa Co., Ltd.	1,200	11,752

Onward Holdings Co., Ltd.	12,000	36,328

Optorun Co., Ltd.	900	20,029

Organo Corp.	300	16,839

Orient Corp.	22,000	28,940

Osaka Organic Chemical Industry Ltd.	300	11,893

Osaka Soda Co., Ltd.	800	17,508

OSG Corp.	1,100	19,088

Outsourcing, Inc.	1,700	30,924

Pacific Industrial Co., Ltd.	1,300	14,020

Pack Corp. (The)(a)	500	12,172

PAL GROUP Holdings Co., Ltd.	1,390	21,616

Paramount Bed Holdings Co., Ltd.	700	12,481

Penta-Ocean Construction Co., Ltd.	7,400	51,538

Pilot Corp.(a)	500	16,938

Pressance Corp.	686	9,234

Prima Meat Packers Ltd.	857	23,203

Raito Kogyo Co., Ltd.	1,500	24,408

Raiznext Corp.	2,000	20,795

Raysum Co., Ltd.	2,000	15,010

Relia, Inc.	2,000	24,453

Rengo Co., Ltd.	6,150	51,255

Restar Holdings Corp.	1,154	19,609

Ricoh Leasing Co., Ltd.	600	18,623

Riken Keiki Co., Ltd.	500	11,961

Riken Vitamin Co., Ltd.	1,100	15,421

Ryosan Co., Ltd.	900	16,372

S Foods, Inc.	400	11,857

Saibu Gas Holdings Co., Ltd.	700	15,351

Sakata INX Corp.	1,400	12,753

SAMTY Co., Ltd.	1,100	21,120

San ju San Financial Group, Inc.	1,400	17,029

San-Ai Oil Co., Ltd.	1,300	15,063

San-In Godo Bank Ltd. (The)	2,500	12,141

Sangetsu Corp.	1,600	22,316

Sanki Engineering Co., Ltd.	4,100	51,901

Sankyo Co., Ltd.	1,800	46,010

Sanshin Electronics Co., Ltd.(a)	1,000	19,470

Sanwa Holdings Corp.	5,100	62,676

Sanyo Chemical Industries Ltd.	700	34,120

Sapporo Holdings Ltd.(a)	1,200	24,997

Sato Holdings Corp.	1,000	24,543

Sawai Group Holdings Co., Ltd.	900	40,139

SB Technology Corp.	200	5,523

SBS Holdings, Inc.	400	12,001

Seikitokyu Kogyo Co., Ltd.	2,700	20,653

Seiko Holdings Corp.	800	15,980

Seiren Co., Ltd.	800	15,814

Senko Group Holdings Co., Ltd.	2,680	26,175

Senshu Ikeda Holdings, Inc.	7,700	11,031

Shibaura Machine Co., Ltd.	1,200	26,521

Shibuya Corp.(a)	400	11,190

Shiga Bank Ltd. (The)	700	12,248

Shikoku Chemicals Corp.	512	6,043

Shikoku Electric Power Co., Inc.	2,900	19,753

Shin Nippon Air Technologies Co., Ltd.	900	16,388

Shin-Etsu Polymer Co., Ltd.	1,900	17,564

Shinagawa Refractories Co., Ltd.	900	30,408

Shinmaywa Industries Ltd.	2,400	20,737

Shinoken Group Co., Ltd.	1,800	19,769

Shoei Co., Ltd.	500	18,898

Showa Sangyo Co., Ltd.	800	21,537

Siix Corp.(a)	1,000	12,803

Sinko Industries Ltd.(a)	1,200	20,272

SKY Perfect JSAT Holdings, Inc.	5,900	21,529

Solasto Corp.	900	11,401

Sparx Group Co., Ltd.	6,900	15,915

SRA Holdings	900	21,634

ST Corp.	700	10,911

Star Micronics Co., Ltd.	1,300	19,806

Starts Corp., Inc.	1,000	25,615

Sumitomo Bakelite Co., Ltd.	700	30,967

Sumitomo Densetsu Co., Ltd.	1,000	20,596

Sumitomo Mitsui Construction Co., Ltd.	4,813	20,468

Sumitomo Osaka Cement Co., Ltd.	900	24,489

Sumitomo Riko Co., Ltd.	2,600	16,913

Sumitomo Rubber Industries Ltd.(a)	4,100	56,629

Sumitomo Seika Chemicals Co., Ltd.	525	17,029

Sun Frontier Fudousan Co., Ltd.	1,900	17,906

Systena Corp.	1,100	21,100

T Hasegawa Co., Ltd.	800	17,731

T-Gaia Corp.	1,100	19,356

Tachibana Eletech Co., Ltd.	1,600	20,744

Taihei Dengyo Kaisha Ltd.	800	18,841

Taikisha Ltd.	1,100	32,854

Taiyo Holdings Co., Ltd.	600	28,381

Takamatsu Construction Group Co., Ltd.	1,100	20,040

Takara Holdings, Inc.	2,100	26,205

Takara Leben Co., Ltd.	5,900	17,861

Takara Standard Co., Ltd.	1,000	13,695

Takasago Thermal Engineering Co., Ltd.	1,700	28,367

Takashimaya Co., Ltd.	3,200	34,828

Takeuchi Manufacturing Co., Ltd.	753	18,772

Takuma Co., Ltd.	1,100	16,640

Tama Home Co., Ltd.	1,100	22,745

Tamron Co., Ltd.	1,100	24,133

Tanseisha Co., Ltd.	2,200	17,582

Tatsuta Electric Wire and Cable Co., Ltd.	2,800	13,900

TechnoPro Holdings, Inc.	1,419	33,599

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

TKC Corp.	900	$27,286

Tocalo Co., Ltd.	1,200	15,169

Toda Corp.	7,104	48,964

Toho Holdings Co., Ltd.	900	14,491

Tokai Carbon Co., Ltd.	2,700	37,268

TOKAI Holdings Corp.	2,500	20,385

Tokai Rika Co., Ltd.	1,700	27,279

Tokai Tokyo Financial Holdings, Inc.	7,018	24,913

Tokuyama Corp.	1,000	20,380

Tokyo Electron Device Ltd.	500	24,642

Tokyo Individualized Educational Institute, Inc.(a)	2,300	12,807

Tokyo Kiraboshi Financial Group, Inc.	1,300	17,522

Tokyo Ohka Kogyo Co., Ltd.(a)	500	31,579

Tokyo Steel Manufacturing Co., Ltd.	3,200	31,945

Tokyotokeiba Co., Ltd.	300	12,258

Tokyu Construction Co., Ltd.	4,500	31,908

Tomoku Co., Ltd.	900	15,374

Tomy Co., Ltd.	1,600	13,724

Toppan Forms Co., Ltd.	2,100	20,472

Tosei Corp.	1,500	14,501

Totetsu Kogyo Co., Ltd.	945	19,140

Towa Pharmaceutical Co., Ltd.	900	21,926

Toyo Ink SC Holdings Co., Ltd.(a)	1,328	23,547

Toyo Seikan Group Holdings Ltd.	1,900	25,969

Toyobo Co., Ltd.	1,300	15,613

TPR Co., Ltd.	1,200	15,969

Transcosmos, Inc.	500	13,830

Trusco Nakayama Corp.	500	12,758

TS Tech Co., Ltd.	2,000	30,904

Tsubakimoto Chain Co.	956	27,304

Tsugami Corp.	900	13,858

Tsumura & Co.	1,213	38,197

Tsuzuki Denki Co., Ltd.	900	14,280

Ube Industries Ltd.	2,500	50,658

Ulvac, Inc.(a)	600	30,435

United Super Markets Holdings, Inc.	1,300	12,708

Valor Holdings Co., Ltd.	1,000	20,398

Valqua Ltd.	1,000	19,578

ValueCommerce Co., Ltd.	400	11,677

VT Holdings Co., Ltd.	5,000	20,768

Wacoal Holdings Corp.	934	21,164

Wacom Co., Ltd.	1,500	9,541

Weathernews, Inc.	300	15,704

West Holdings Corp.	520	18,389

World Co., Ltd.	1,100	14,500

Wowow, Inc.	1,000	21,687

Yahagi Construction Co., Ltd.	2,200	14,073

YAMABIKO Corp.	1,200	13,136

Yamaguchi Financial Group, Inc.	5,100	29,132

Yamazen Corp.	1,000	9,010

Yellow Hat Ltd.	1,100	19,504

Yokogawa Bridge Holdings Corp.	900	17,069

Yokohama Rubber Co., Ltd. (The)(a)	3,500	75,020

Yondoshi Holdings, Inc.	1,000	17,074

Yuasa Trading Co., Ltd.	700	18,984

Zenrin Co., Ltd.(a)	1,200	12,315

ZERIA Pharmaceutical Co., Ltd.(a)	1,200	22,651

Zojirushi Corp.	700	10,444

Total Japan		9,823,897

Malaysia – 0.1%

Frencken Group Ltd.	35,200	48,969

Netherlands – 0.9%

ForFarmers N.V.	10,234	60,440

TKH Group N.V., CVA	3,988	201,187

Van Lanschot Kempen N.V.	4,419	112,409

Total Netherlands		374,036

Norway – 3.7%

ABG Sundal Collier Holding ASA	35,438	40,523

American Shipping Co. ASA*	6,912	24,780

Atea ASA*	5,442	105,865

Austevoll Seafood ASA	12,742	158,142

Bonheur ASA	1,573	44,511

Borregaard ASA	4,583	100,126

Elkem ASA*(b)	30,569	111,261

Europris ASA(b)	18,064	113,357

Fjordkraft Holding ASA(b)	10,414	61,902

Kid ASA(b)	2,914	36,030

Norway Royal Salmon ASA	1,020	20,435

Selvaag Bolig ASA	8,117	56,124

SpareBank 1 Nord Norge	11,198	111,001

Sparebank 1 Oestlandet	2,651	36,660

SpareBank 1 SMN	14,746	204,263

Sparebanken Vest	4,881	50,766

TGS ASA	18,332	233,805

Total Norway		1,509,551

Portugal – 1.4%

Altri, SGPS, S.A.	31,447	195,416

Corticeira Amorim, SGPS, S.A.	4,291	53,940

REN—Redes Energeticas Nacionais, SGPS, S.A.	40,102	111,283

Sonae, SGPS, S.A.	224,471	212,960

Total Portugal		573,599

Singapore – 2.9%

AEM Holdings Ltd.(a)	18,600	52,997

Best World International Ltd.*†(a)	17,900	9,598

China Aviation Oil Singapore Corp., Ltd.	47,634	36,500

CSE Global Ltd.	94,700	37,339

iFAST Corp., Ltd.	6,200	37,591

Japfa Ltd.	59,800	36,702

Keppel Infrastructure Trust	520,691	214,985

Manulife US Real Estate Investment Trust	197,500	156,025

Oxley Holdings Ltd.	125,952	22,020

Raffles Medical Group Ltd.	92,200	80,937

Sembcorp Industries Ltd.	54,400	86,606

Sheng Siong Group Ltd.	117,500	138,112

Singapore Post Ltd.	110,700	58,883

StarHub Ltd.	118,500	107,551

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

UMS Holdings Ltd.	76,500	$86,505

Wing Tai Holdings Ltd.	23,100	30,933

Total Singapore		1,193,284

Spain – 3.2%

Almirall S.A.(a)	6,607	115,256

Cia de Distribucion Integral Logista Holdings S.A.	11,765	241,930

Cie Automotive S.A.	9,793	289,874

ContourGlobal PLC(b)	22,109	58,947

Ercros S.A.*	6,338	25,179

Euskaltel S.A.(b)	10,569	137,621

Faes Farma S.A.	24,551	98,001

Global Dominion Access S.A.(b)	7,149	37,049

Grupo Empresarial San Jose S.A.	3,681	22,831

Miquel y Costas & Miquel S.A.	1,905	36,960

Prosegur Cash S.A.(a)(b)	120,516	122,482

Prosegur Cia de Seguridad S.A.	41,891	137,113

Total Spain		1,323,243

Sweden – 3.1%

AcadeMedia AB(b)	5,322	50,282

Akelius Residential Property AB, Class D(a)	10,076	19,477

Alimak Group AB(b)	1,523	24,861

Arjo AB, Class B	6,869	70,841

Atrium Ljungberg AB, Class B	7,300	166,364

Beijer Alma AB	3,036	60,492

BioGaia AB, Class B	463	25,770

Catena AB	1,695	90,813

CTT Systems AB	876	22,176

Dustin Group AB(a)(b)	8,087	106,854

Instalco AB	1,572	65,254

JM AB	2,044	70,721

Kungsleden AB	9,047	109,595

Lagercrantz Group AB, Class B	6,082	66,210

LeoVegas AB(b)	7,816	34,729

Lindab International AB	1,255	29,305

Midsona AB, Class B	2,986	24,720

MIPS AB	461	39,674

NCC AB, Class B	2,079	35,516

Platzer Fastigheter Holding AB, Class B	4,390	66,629

Ratos AB, Class B	12,441	75,500

Troax Group AB	1,081	35,329

Total Sweden		1,291,112

Switzerland – 2.2%

Bobst Group S.A., Registered Shares*	930	74,452

Comet Holding AG, Registered Shares	190	52,312

EFG International AG*	12,075	99,150

Huber + Suhner AG, Registered Shares	1,228	103,756

Implenia AG, Registered Shares*	1,265	32,954

Kardex Holding AG, Registered Shares	523	121,082

Kudelski S.A., Bearer Shares(a)	4,242	19,091

Mobilezone Holding AG, Registered Shares	8,118	95,552

Swissquote Group Holding S.A., Registered Shares	557	84,242

Valiant Holding AG, Registered Shares	1,628	161,506

Zehnder Group AG	495	47,232

Total Switzerland		891,329

United Kingdom – 14.3%

Aggreko PLC	5,161	61,458

AJ Bell PLC	7,043	42,207

Anglo Asian Mining PLC	13,689	26,853

Avon Rubber PLC	457	16,515

Big Yellow Group PLC	7,509	135,579

Bodycote PLC	8,901	104,088

Brewin Dolphin Holdings PLC	33,118	158,984

CareTech Holdings PLC	6,863	57,549

Chemring Group PLC	10,588	42,052

Chesnara PLC	15,573	57,010

Clarkson PLC	1,970	86,815

Clinigen Group PLC	2,541	21,729

Clipper Logistics PLC	6,241	69,404

Close Brothers Group PLC	9,195	192,442

CLS Holdings PLC	27,850	92,529

CMC Markets PLC(b)	32,430	206,082

Craneware PLC	864	25,423

Cranswick PLC	1,553	85,172

Daily Mail & General Trust PLC, Class A Non-Voting Shares	7,968	106,111

Devro PLC	12,719	33,876

Diversified Energy Co. PLC	110,301	160,299

Drax Group PLC	36,795	215,623

EMIS Group PLC	5,167	82,086

FDM Group Holdings PLC	3,339	47,049

Ferrexpo PLC	116,177	686,588

Gamesys Group PLC	2,760	70,308

Gamma Communications PLC	1,516	41,676

Great Portland Estates PLC	9,134	89,526

Helical PLC	6,186	37,174

Hilton Food Group PLC	3,742	56,553

IG Design Group PLC	3,505	25,663

Impax Asset Management Group PLC	3,787	58,593

IntegraFin Holdings PLC	8,265	58,801

iomart Group PLC	5,361	19,848

James Fisher & Sons PLC	1,242	15,905

James Halstead PLC(a)	3,094	22,226

John Laing Group PLC(b)	26,996	149,100

Jupiter Fund Management PLC	53,599	208,805

Learning Technologies Group PLC	8,677	22,547

Liontrust Asset Management PLC	2,613	67,863

Luceco PLC(b)	5,668	32,534

Moneysupermarket.com Group PLC	42,447	150,466

NCC Group PLC	12,957	52,624

Nichols PLC	1,971	38,937

Numis Corp. PLC	6,470	31,730

PayPoint PLC	13,042	101,976

Polar Capital Holdings PLC	10,542	121,021

PZ Cussons PLC	26,638	89,974

QinetiQ Group PLC	7,845	37,238

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

Investments	Shares	Value

RWS Holdings PLC	6,573	$51,167

Sabre Insurance Group PLC(a)(b)	20,527	72,310

Safestore Holdings PLC	11,540	150,970

Serica Energy PLC	15,047	28,810

Smart Metering Systems PLC	5,307	63,710

Spirent Communications PLC	23,322	79,386

Stock Spirits Group PLC	20,657	74,623

Telecom Plus PLC	8,251	129,485

TORM PLC, Class A	15,290	135,330

TP ICAP Group PLC	90,015	242,982

Ultra Electronics Holdings PLC	4,893	154,791

Volex PLC	5,575	28,688

Workspace Group PLC	17,564	202,360

XPS Pensions Group PLC	25,879	49,336

YouGov PLC	1,137	18,534

Total United Kingdom		5,897,093
TOTAL COMMON STOCKS (Cost: $34,152,141)		41,055,811

RIGHTS – 0.0%

Australia – 0.0%

Costa Group Holdings Ltd., expiring 7/19/21* (Cost: $0)	1,725	376

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%

United States – 2.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(c)
(Cost: $971,367)	971,367	971,367

TOTAL INVESTMENTS IN SECURITIES – 101.7% (Cost: $35,123,508)		42,027,554

Other Assets less Liabilities – (1.7)%		(691,182)

NET ASSETS – 100.0%		$41,336,372

*	Non-income producing security.

‡	Share amount represents a fractional share.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $9,598, which represents 0.02% of net assets.

(a)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,743,437 and the total market value of the collateral held by the Fund was $2,907,169. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,935,802.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2021.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/1/2021	1,310	USD	1,101	EUR	$5	$—
Bank of America N.A.	7/2/2021	27,000	GBP	319,149	SEK	—	(19)
Bank of America N.A.	7/2/2021	8,200,000	JPY	73,800	USD	80	—
Bank of America N.A.	7/6/2021	51,488	AUD	39,004	USD	—	(348)
Bank of America N.A.	7/6/2021	709,092	AUD	532,336	USD	27	—
Bank of America N.A.	7/6/2021	7,386	CHF	8,039	USD	—	(47)
Bank of America N.A.	7/6/2021	101,668	CHF	109,985	USD	15	—
Bank of America N.A.	7/6/2021	25,146	DKK	4,034	USD	—	(23)
Bank of America N.A.	7/6/2021	345,667	DKK	55,127	USD	3	—
Bank of America N.A.	7/6/2021	38,574	EUR	46,016	USD	—	(267)
Bank of America N.A.	7/6/2021	529,176	EUR	627,539	USD	65	—
Bank of America N.A.	7/6/2021	30,438	GBP	42,297	USD	—	(248)
Bank of America N.A.	7/6/2021	419,508	GBP	579,534	USD	3	—
Bank of America N.A.	7/6/2021	41,998	ILS	12,947	USD	—	(58)
Bank of America N.A.	7/6/2021	578,773	ILS	177,612	USD	12	—
Bank of America N.A.	7/6/2021	12,527,281	JPY	113,026	USD	—	(154)
Bank of America N.A.	7/6/2021	169,154,011	JPY	1,524,002	USD	89	—
Bank of America N.A.	7/6/2021	92,506	NOK	10,860	USD	—	(110)
Bank of America N.A.	7/6/2021	1,281,900	NOK	148,980	USD	—	(9)
Bank of America N.A.	7/6/2021	80,140	SEK	9,463	USD	—	(92)
Bank of America N.A.	7/6/2021	1,102,368	SEK	128,899	USD	6	—
Bank of America N.A.	7/6/2021	12,992	SGD	9,667	USD	—	(2)
Bank of America N.A.	7/6/2021	177,084	SGD	131,748	USD	—	(9)
Bank of America N.A.	7/6/2021	564,665	USD	732,327	AUD	14,858	—
Bank of America N.A.	7/6/2021	116,662	USD	104,908	CHF	3,156	—
Bank of America N.A.	7/6/2021	58,475	USD	356,835	DKK	1,564	—
Bank of America N.A.	7/6/2021	665,653	USD	546,112	EUR	17,962	—

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America N.A.	7/6/2021	20,586	USD	16,798	EUR	$663		$—
Bank of America N.A.	7/6/2021	614,711	USD	433,530	GBP	15,803		—
Bank of America N.A.	7/6/2021	188,391	USD	612,025	ILS	562		—
Bank of America N.A.	7/6/2021	1,616,705	USD	177,758,654	JPY	15,086		—
Bank of America N.A.	7/6/2021	50,565	USD	5,533,277	JPY	710		—
Bank of America N.A.	7/6/2021	158,022	USD	1,320,427	NOK	4,574		—
Bank of America N.A.	7/6/2021	136,730	USD	1,137,618	SEK	3,703		—
Bank of America N.A.	7/6/2021	139,751	USD	184,932	SGD	2,174		—
Bank of America N.A.	8/4/2021	166,879	USD	154,144	CHF	—		(26)
Bank of America N.A.	8/4/2021	55,466	USD	347,616	DKK	—		(5)
Bank of America N.A.	8/4/2021	618,496	USD	521,251	EUR	—		(77)
Bank of America N.A.	8/4/2021	564,050	USD	408,270	GBP	—		(6)
Bank of America N.A.	8/4/2021	180,291	USD	587,386	ILS	—		(22)
Bank of America N.A.	8/4/2021	1,570,704	USD	174,315,630	JPY	—		(276)
Bank of America N.A.	8/4/2021	144,068	USD	1,239,485	NOK	5		—
Bank of America N.A.	8/4/2021	122,949	USD	1,051,233	SEK	—		(9)
Bank of America N.A.	8/4/2021	130,309	USD	175,170	SGD	4		—
Bank of America N.A.	8/5/2021	538,205	USD	716,814	AUD	—		(33)
Bank of Montreal	7/2/2021	163,000	NOK	18,921	USD	21		—
Bank of Montreal	7/6/2021	3,597	USD	3,221	CHF	112		—
Canadian Imperial Bank of Commerce	7/2/2021	22,300	SGD	16,577	USD	13		—
Canadian Imperial Bank of Commerce	7/6/2021	4,325	USD	5,716	SGD	73		—
Citibank N.A.	7/2/2021	27,000	DKK	36,842	SEK	—		(2)
Citibank N.A.	7/6/2021	783,693	AUD	588,371	USD	0	^	—
Citibank N.A.	7/6/2021	112,352	CHF	121,562	USD	—		(1)
Citibank N.A.	7/6/2021	382,029	DKK	60,930	USD	—		(1)
Citibank N.A.	7/6/2021	584,815	EUR	693,595	USD	—		(3)
Citibank N.A.	7/6/2021	463,653	GBP	640,538	USD	—		(17)
Citibank N.A.	7/6/2021	639,645	ILS	196,308	USD	—		(2)
Citibank N.A.	7/6/2021	186,947,818	JPY	1,684,424	USD	—		(10)
Citibank N.A.	7/6/2021	1,416,878	NOK	164,663	USD	—		(6)
Citibank N.A.	7/6/2021	1,218,363	SEK	142,468	USD	0	^	—
Citibank N.A.	7/6/2021	195,735	SGD	145,616	USD	—		(2)
Citibank N.A.	7/6/2021	564,665	USD	732,321	AUD	14,862		—
Citibank N.A.	7/6/2021	116,662	USD	104,910	CHF	3,153		—
Citibank N.A.	7/6/2021	58,475	USD	356,816	DKK	1,567		—
Citibank N.A.	7/6/2021	665,653	USD	546,100	EUR	17,977		—
Citibank N.A.	7/6/2021	614,711	USD	433,530	GBP	15,804		—
Citibank N.A.	7/6/2021	18,923	USD	13,345	GBP	487		—
Citibank N.A.	7/6/2021	188,391	USD	612,048	ILS	555		—
Citibank N.A.	7/6/2021	1,616,705	USD	177,756,068	JPY	15,109		—
Citibank N.A.	7/6/2021	158,022	USD	1,320,358	NOK	4,582		—
Citibank N.A.	7/6/2021	136,730	USD	1,137,517	SEK	3,715		—
Citibank N.A.	7/6/2021	139,751	USD	184,933	SGD	2,174		—
Citibank N.A.	8/4/2021	184,445	USD	170,350	CHF	—		(7)
Citibank N.A.	8/4/2021	61,304	USD	384,193	DKK	—		(3)
Citibank N.A.	8/4/2021	683,601	USD	576,068	EUR	—		(22)
Citibank N.A.	8/4/2021	623,424	USD	451,239	GBP	4		—
Citibank N.A.	8/4/2021	199,269	USD	649,172	ILS	—		(11)
Citibank N.A.	8/4/2021	1,736,041	USD	192,636,491	JPY	—		(51)
Citibank N.A.	8/4/2021	159,233	USD	1,370,003	NOK	0	^	—
Citibank N.A.	8/4/2021	135,891	USD	1,161,846	SEK	—		(5)
Citibank N.A.	8/4/2021	144,026	USD	193,614	SGD	1		—
Citibank N.A.	8/5/2021	594,859	USD	792,245	AUD	—		(19)

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Credit Suisse International	7/6/2021	858,229	AUD	644,409	USD	$—		$(79)
Credit Suisse International	7/6/2021	123,049	CHF	133,142	USD	—		(8)
Credit Suisse International	7/6/2021	418,442	DKK	66,737	USD	—		(1)
Credit Suisse International	7/6/2021	640,487	EUR	759,654	USD	—		(34)
Credit Suisse International	7/6/2021	507,798	GBP	701,543	USD	—		(37)
Credit Suisse International	7/6/2021	700,585	ILS	215,004	USD	4		—
Credit Suisse International	7/6/2021	204,744,736	JPY	1,844,848	USD	—		(82)
Credit Suisse International	7/6/2021	1,551,839	NOK	180,347	USD	—		(6)
Credit Suisse International	7/6/2021	1,334,411	SEK	156,039	USD	—		(0)^
Credit Suisse International	7/6/2021	214,359	SGD	159,487	USD	—		(18)
Credit Suisse International	7/6/2021	1	USD	1	AUD	0	^	—
Credit Suisse International	7/6/2021	3	USD	3	CHF	0	^	—
Credit Suisse International	7/6/2021	1	USD	6	DKK	0	^	—
Credit Suisse International	7/6/2021	2	USD	2	EUR	0	^	—
Credit Suisse International	7/6/2021	4	USD	439	JPY	0	^	—
Credit Suisse International	7/6/2021	2	USD	17	NOK	0	^	—
Credit Suisse International	8/4/2021	202,013	USD	186,587	CHF	—		(21)
Credit Suisse International	8/4/2021	67,145	USD	420,800	DKK	—		(4)
Credit Suisse International	8/4/2021	748,708	USD	630,971	EUR	—		(70)
Credit Suisse International	8/4/2021	682,800	USD	494,226	GBP	—		(11)
Credit Suisse International	8/4/2021	218,249	USD	711,058	ILS	—		(28)
Credit Suisse International	8/4/2021	1,901,381	USD	210,998,531	JPY	—		(195)
Credit Suisse International	8/4/2021	174,400	USD	1,500,511	NOK	—		(1)
Credit Suisse International	8/4/2021	148,834	USD	1,272,513	SEK	—		(6)
Credit Suisse International	8/4/2021	157,745	USD	212,063	SGD	—		(4)
Credit Suisse International	8/5/2021	651,515	USD	867,785	AUD	—		(84)
Goldman Sachs	7/2/2021	65,200	EUR	77,272	USD	48		—
Goldman Sachs	7/6/2021	634,427	AUD	476,301	USD	6		—
Goldman Sachs	7/6/2021	90,955	CHF	98,408	USD	1		—
Goldman Sachs	7/6/2021	309,269	DKK	49,324	USD	1		—
Goldman Sachs	7/6/2021	473,429	EUR	561,482	USD	7		—
Goldman Sachs	7/6/2021	375,351	GBP	518,530	USD	5		—
Goldman Sachs	7/6/2021	517,820	ILS	158,916	USD	2		—
Goldman Sachs	7/6/2021	151,341,264	JPY	1,363,581	USD	16		—
Goldman Sachs	7/6/2021	1,147,012	NOK	133,298	USD	—		(2)
Goldman Sachs	7/6/2021	986,298	SEK	115,331	USD	1		—
Goldman Sachs	7/6/2021	158,453	SGD	117,880	USD	—		(1)
Goldman Sachs	7/6/2021	564,665	USD	732,307	AUD	14,873		—
Goldman Sachs	7/6/2021	116,662	USD	104,906	CHF	3,157		—
Goldman Sachs	7/6/2021	58,475	USD	356,809	DKK	1,569		—
Goldman Sachs	7/6/2021	665,653	USD	546,096	EUR	17,982		—
Goldman Sachs	7/6/2021	614,711	USD	433,544	GBP	15,784		—
Goldman Sachs	7/6/2021	188,391	USD	612,035	ILS	559		—
Goldman Sachs	7/6/2021	1,616,705	USD	177,756,068	JPY	15,109		—
Goldman Sachs	7/6/2021	158,022	USD	1,320,330	NOK	4,585		—
Goldman Sachs	7/6/2021	136,730	USD	1,137,549	SEK	3,711		—
Goldman Sachs	7/6/2021	139,751	USD	184,938	SGD	2,170		—
Goldman Sachs	8/4/2021	149,312	USD	137,899	CHF	—		(3)
Goldman Sachs	8/4/2021	49,627	USD	311,005	DKK	—		(1)
Goldman Sachs	8/4/2021	553,391	USD	466,352	EUR	—		(32)
Goldman Sachs	8/4/2021	504,676	USD	365,296	GBP	—		(8)
Goldman Sachs	8/4/2021	161,313	USD	525,507	ILS	—		(5)
Goldman Sachs	8/4/2021	1,405,367	USD	155,945,284	JPY	—		(54)
Goldman Sachs	8/4/2021	128,903	USD	1,109,052	NOK	—		—

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Goldman Sachs	8/4/2021	110,007	USD	940,528	SEK	$—		$(2)
Goldman Sachs	8/4/2021	116,592	USD	156,741	SGD	—		(4)
Goldman Sachs	8/5/2021	481,552	USD	641,337	AUD	—		(12)
HSBC Holdings PLC	7/6/2021	4,858	USD	40,227	NOK	183		—
Morgan Stanley & Co. International	7/6/2021	564,665	USD	732,285	AUD	14,889		—
Morgan Stanley & Co. International	7/6/2021	116,662	USD	104,907	CHF	3,156		—
Morgan Stanley & Co. International	7/6/2021	58,475	USD	356,814	DKK	1,568		—
Morgan Stanley & Co. International	7/6/2021	1,805	USD	10,954	DKK	58		—
Morgan Stanley & Co. International	7/6/2021	665,653	USD	546,119	EUR	17,955		—
Morgan Stanley & Co. International	7/6/2021	614,711	USD	433,524	GBP	15,812		—
Morgan Stanley & Co. International	7/6/2021	188,391	USD	612,009	ILS	567		—
Morgan Stanley & Co. International	7/6/2021	5,792	USD	18,762	ILS	34		—
Morgan Stanley & Co. International	7/6/2021	1,616,705	USD	177,764,474	JPY	15,033		—
Morgan Stanley & Co. International	7/6/2021	158,022	USD	1,320,356	NOK	4,582		—
Morgan Stanley & Co. International	7/6/2021	136,730	USD	1,137,550	SEK	3,711		—
Morgan Stanley & Co. International	7/6/2021	4,234	USD	34,955	SEK	147		—
Morgan Stanley & Co. International	7/6/2021	139,751	USD	184,928	SGD	2,177		—
Royal Bank of Canada	7/6/2021	17,449	USD	22,504	AUD	554		—
Societe Generale	7/2/2021	605	USD	511	EUR	—		(0)^
Standard Chartered Bank	7/2/2021	12,400	CHF	13,393	USD	22		—
State Street Bank and Trust	7/1/2021	74,000	ILS	22,687	USD	23		—
UBS AG	7/2/2021	59,000	AUD	44,233	USD	61		—
UBS AG	7/6/2021	746,370	AUD	560,354	USD	—		(3)
UBS AG	7/6/2021	107,003	CHF	115,774	USD	—		(1)
UBS AG	7/6/2021	363,844	DKK	58,029	USD	—		(1)
UBS AG	7/6/2021	556,964	EUR	660,567	USD	—		(5)
UBS AG	7/6/2021	441,585	GBP	610,036	USD	—		(1)
UBS AG	7/6/2021	609,193	ILS	186,960	USD	—		(0)^
UBS AG	7/6/2021	178,043,900	JPY	1,604,213	USD	—		(24)
UBS AG	7/6/2021	1,349,432	NOK	156,822	USD	—		(3)
UBS AG	7/6/2021	1,160,347	SEK	135,684	USD	0	^	—
UBS AG	7/6/2021	186,414	SGD	138,682	USD	—		(2)
UBS AG	7/6/2021	564,665	USD	732,325	AUD	14,859		—
UBS AG	7/6/2021	116,662	USD	104,907	CHF	3,156		—
UBS AG	7/6/2021	58,475	USD	356,807	DKK	1,569		—
UBS AG	7/6/2021	665,653	USD	546,099	EUR	17,977		—
UBS AG	7/6/2021	614,711	USD	433,548	GBP	15,778		—
UBS AG	7/6/2021	188,391	USD	612,087	ILS	543		—
UBS AG	7/6/2021	1,616,705	USD	177,756,714	JPY	15,103		—
UBS AG	7/6/2021	158,022	USD	1,320,392	NOK	4,578		—
UBS AG	7/6/2021	136,730	USD	1,137,561	SEK	3,710		—
UBS AG	7/6/2021	139,751	USD	184,940	SGD	2,168		—
UBS AG	8/4/2021	175,662	USD	162,243	CHF	—		(12)
UBS AG	8/4/2021	58,385	USD	365,897	DKK	—		(3)
UBS AG	8/4/2021	651,049	USD	548,654	EUR	—		(42)
UBS AG	8/4/2021	593,737	USD	429,765	GBP	—		(16)
UBS AG	8/4/2021	189,780	USD	618,262	ILS	—		(11)
UBS AG	8/4/2021	1,653,373	USD	183,466,369	JPY	—		(76)
UBS AG	8/4/2021	151,650	USD	1,304,762	NOK	0	^	—
UBS AG	8/4/2021	129,420	USD	1,106,498	SEK	—		(2)
UBS AG	8/4/2021	137,167	USD	184,395	SGD	—		(0)^
UBS AG	8/5/2021	566,532	USD	754,525	AUD	—		(22)
						$400,901		$(3,039)
^	Amount represents less than $1

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Singapore	$1,183,686	$—	$9,598	*	$1,193,284
Other	39,862,527	—	—		39,862,527
Rights	376	—	—		376
Investment of Cash Collateral for Securities Loaned	—	971,367	—		971,367
Total Investments in Securities	$41,046,589	$971,367	$9,598		$42,027,554
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$400,901	$—		$400,901
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(3,039)	$—		$(3,039)
Total – Net	$41,046,589	$1,369,229	$9,598		$42,425,416

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 100.0%

Brazil – 5.6%

Ambev S.A.	43,000	$146,280

B2W Cia Digital*	6,800	89,793

Banco Bradesco S.A., Preference Shares	43,920	225,208

Banco Santander Brasil S.A.	11,900	96,047

Braskem S.A., Class A, Preference Shares*	3,100	36,790

CCR S.A.	35,200	94,351

Cia Siderurgica Nacional S.A.	4,009	35,146

Energisa S.A.	6,900	64,079

Equatorial Energia S.A.	10,025	49,547

Gerdau S.A., Preference Shares	10,200	60,190

Itau Unibanco Holding S.A., Preference Shares	38,112	226,339

Itausa S.A., Preference Shares	37,985	84,405

Klabin S.A.*	20,700	108,660

Lojas Americanas S.A., Preference Shares	24,000	103,216

Lojas Renner S.A.	16,217	142,945

Magazine Luiza S.A.	18,400	77,555

Suzano S.A.*	8,998	107,251

Telefonica Brasil S.A.	11,261	94,256

TOTVS S.A.	12,600	94,540

Via Varejo S.A.*	12,500	39,335

Total Brazil		1,975,933

Chile – 0.6%

Banco Santander Chile	2,354,571	117,420

Cia Cervecerias Unidas S.A.	7,657	77,821

Total Chile		195,241

China – 32.6%

3SBio, Inc.*(a)(b)	109,900	135,856

Agile Group Holdings Ltd.	80,000	103,633

ANTA Sports Products Ltd.	11,000	258,929

Autohome, Inc., ADR	906	57,948

Baidu, Inc., ADR*	1,646	335,619

Baozun, Inc., ADR*	3,122	110,644

Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	7,100	60,787

By-health Co., Ltd., Class A	7,900	40,225

BYD Co., Ltd., Class H(b)	7,500	224,251

BYD Electronic International Co., Ltd.	14,500	95,225

C&S Paper Co., Ltd., Class A	18,500	78,879

China Conch Venture Holdings Ltd.	39,000	164,219

China Hongqiao Group Ltd.	53,000	71,796

China Lesso Group Holdings Ltd.	62,000	152,967

China Medical System Holdings Ltd.	56,000	147,466

China Meidong Auto Holdings Ltd.	12,000	65,440

China Minsheng Banking Corp., Ltd., Class H	266,800	127,803

Chongqing Zhifei Biological Products Co., Ltd., Class A	2,800	80,917

CIFI Holdings Group Co., Ltd.	142,000	110,808

CSPC Pharmaceutical Group Ltd.	104,160	150,757

Daan Gene Co., Ltd., Class A	10,500	34,516

Dali Foods Group Co., Ltd.(a)	227,200	135,457

Daqo New Energy Corp., ADR*	823	53,511

ENN Energy Holdings Ltd.	11,800	224,578

Fosun International Ltd.	102,000	146,843

Fuyao Glass Industry Group Co., Ltd., Class H(a)	14,000	98,611

Great Wall Motor Co., Ltd., Class H	66,000	213,319

Guangzhou R&F Properties Co., Ltd., Class H	70,000	79,863

Haitian International Holdings Ltd.	31,000	103,987

Hengan International Group Co., Ltd.	19,100	127,893

Hualan Biological Engineering, Inc., Class A	14,800	84,016

iQIYI, Inc., ADR*	6,487	101,067

JD.com, Inc., ADR*	4,530	361,539

Jiangsu Hengli Hydraulic Co., Ltd., Class A	6,300	83,773

Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., Class A	11,800	69,634

Jiangsu Zhongtian Technology Co., Ltd., Class A	38,300	59,275

Jointown Pharmaceutical Group Co., Ltd., Class A	19,100	45,434

Joyoung Co., Ltd., Class A	21,700	109,114

Kaisa Group Holdings Ltd.*	308,000	116,603

Kingboard Holdings Ltd.	15,500	86,024

Kingsoft Corp., Ltd.	19,000	113,890

Lee & Man Paper Manufacturing Ltd.	121,000	92,084

Li Ning Co., Ltd.	23,000	280,768

Logan Group Co., Ltd.	75,000	112,222

Longfor Group Holdings Ltd.(a)	28,500	159,641

LONGi Green Energy Technology Co., Ltd., Class A	6,860	94,320

NetEase, Inc., ADR	2,281	262,885

New Oriental Education & Technology Group, Inc., ADR*	14,320	117,281

Nine Dragons Paper Holdings Ltd.	64,000	82,082

Noah Holdings Ltd., ADR*	3,291	155,335

Northeast Securities Co., Ltd., Class A	47,500	62,118

Offcn Education Technology Co., Ltd., Class A	24,800	80,179

Ping An Insurance Group Co. of China Ltd., Class H	40,500	396,611

Powerlong Real Estate Holdings Ltd.	65,000	55,828

Sailun Group Co., Ltd., Class A	54,100	83,644

Shandong Weigao Group Medical Polymer Co., Ltd., Class H	64,000	149,331

Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	19,000	153,402

Shanghai Yuyuan Tourist Mart Group Co., Ltd., Class A	43,200	77,489

Shenzhou International Group Holdings Ltd.	8,100	204,538

Sino Biopharmaceutical Ltd.	127,000	124,615

Sunny Optical Technology Group Co., Ltd.	6,400	202,239

Suzhou Gold Mantis Construction Decoration Co., Ltd., Class A	60,800	74,524

Tencent Holdings Ltd.	24,300	1,827,385

Tencent Music Entertainment Group, ADR*	10,288	159,258

Tingyi Cayman Islands Holding Corp.	72,000	143,706

Uni-President China Holdings Ltd.	98,000	108,148

Vipshop Holdings Ltd., ADR*	6,560	131,725

Want Want China Holdings Ltd.	178,600	126,490

WuXi AppTec Co., Ltd., Class H(a)	8,000	186,766

Xinyi Solar Holdings Ltd.	79,453	171,473

Yum China Holdings, Inc.	2,909	192,721

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2021

Investments	Shares	Value

Zhefu Holding Group Co., Ltd., Class A	145,910	$112,682

Zhejiang Semir Garment Co., Ltd., Class A	21,400	39,578

Zhejiang Supor Co., Ltd., Class A	5,600	55,285

Zhejiang Weixing New Building Materials Co., Ltd., Class A	11,200	35,829

Zhongsheng Group Holdings Ltd.	12,000	99,822

Zhuzhou Kibing Group Co., Ltd., Class A	40,700	116,908

Total China		11,552,028

Hong Kong – 1.3%

Kingboard Laminates Holdings Ltd.	45,500	102,064

Vinda International Holdings Ltd.(b)	51,000	156,956

Wharf Holdings Ltd. (The)	49,000	186,766

Total Hong Kong		445,786

Hungary – 0.1%

Richter Gedeon Nyrt	1,942	51,764

India – 11.7%

ACC Ltd.	2,827	76,629

Ambuja Cements Ltd.	25,503	116,879

Asian Paints Ltd.	4,258	171,437

Axis Bank Ltd.*	15,153	152,549

Bajaj Auto Ltd.*	1,951	108,505

Bajaj Finserv Ltd.*	390	63,535

Balkrishna Industries Ltd.	1,100	33,138

Bharti Airtel Ltd.	19,882	140,602

Cipla Ltd.*	6,064	79,290

Colgate-Palmolive India Ltd.	4,602	104,373

Divi’s Laboratories Ltd.*	1,523	90,324

Dr. Reddy’s Laboratories Ltd.	1,559	113,743

Godrej Consumer Products Ltd.*	9,917	116,107

HCL Technologies Ltd.	11,074	146,526

Hero MotoCorp., Ltd.	2,644	103,249

ICICI Prudential Life Insurance Co., Ltd.(a)	7,052	58,129

Indus Towers Ltd.	18,294	58,736

Info Edge India Ltd.	1,377	91,067

Infosys Ltd.	18,704	397,784

Jubilant Foodworks Ltd.*	2,488	103,102

Lupin Ltd.	3,908	60,415

Marico Ltd.	17,640	125,970

Maruti Suzuki India Ltd.	1,374	138,932

Motherson Sumi Systems Ltd.*	12,389	40,352

MRF Ltd.	68	73,260

Muthoot Finance Ltd.	2,051	40,883

Nestle India Ltd.	484	114,817

Page Industries Ltd.	116	46,072

PI Industries Ltd.	900	35,240

Pidilite Industries Ltd.*	3,089	89,514

Piramal Enterprises Ltd.	3,793	122,381

Shriram Transport Finance Co., Ltd.	3,721	67,214

Siemens Ltd.	2,936	79,831

Tech Mahindra Ltd.	9,487	139,816

Titan Co., Ltd.	4,966	115,749

Torrent Pharmaceuticals Ltd.	2,610	101,886

UltraTech Cement Ltd.	1,523	138,838

UPL Ltd.	14,130	150,719

Wipro Ltd.	19,029	139,690

Total India		4,147,283

Indonesia – 1.2%

Bank Central Asia Tbk PT	83,000	172,440

Kalbe Farma Tbk PT	643,000	62,083

Sarana Menara Nusantara Tbk PT	430,300	36,798

Tower Bersama Infrastructure Tbk PT	178,500	39,516

Unilever Indonesia Tbk PT	321,200	109,651

Total Indonesia		420,488

Malaysia – 1.4%

Hartalega Holdings Bhd	51,300	90,824

Hong Leong Financial Group Bhd	18,400	78,892

Nestle Malaysia Bhd	4,300	138,068

Supermax Corp. Bhd	111,700	88,789

Westports Holdings Bhd	104,100	105,567

Total Malaysia		502,140

Mexico – 2.6%

America Movil S.A.B. de C.V., Series L	233,408	175,843

Arca Continental S.A.B. de C.V.	20,443	118,712

Cemex S.A.B. de C.V., Series CPO*	230,172	194,445

Grupo Bimbo S.A.B. de C.V., Series A	46,573	102,664

Grupo Financiero Banorte S.A.B. de C.V., Class O	26,266	169,860

Industrias Penoles S.A.B. de C.V.*	5,374	74,268

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	42,200	74,966

Total Mexico		910,758

Philippines – 0.4%

Globe Telecom, Inc.	2,235	84,244

PLDT, Inc.	2,605	69,001

Total Philippines		153,245

Poland – 0.5%

CD Projekt S.A.	880	42,768

Cyfrowy Polsat S.A.	5,741	45,150

Orange Polska S.A.*	52,751	93,045

Total Poland		180,963

Russia – 1.3%

Mobile TeleSystems PJSC, ADR	9,190	85,099

Novolipetsk Steel PJSC, GDR	2,845	89,618

PhosAgro PJSC, GDR(c)	3,749	75,880

TCS Group Holding PLC, GDR(c)	1,651	144,463

X5 Retail Group N.V., GDR(c)	1,958	68,647

Total Russia		463,707

Singapore – 0.2%

BOC Aviation Ltd.(a)	9,200	77,596

South Africa – 4.7%

Anglo American Platinum Ltd.	1,049	121,175

AngloGold Ashanti Ltd.	4,108	76,382

Aspen Pharmacare Holdings Ltd.*	9,421	106,946

Bidvest Group Ltd. (The)	6,748	90,010

Clicks Group Ltd.	4,255	73,214

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2021

Investments	Shares	Value

FirstRand Ltd.	42,017	$157,695

Gold Fields Ltd.	11,123	100,022

Harmony Gold Mining Co., Ltd.	16,030	59,231

Impala Platinum Holdings Ltd.	8,098	133,555

Kumba Iron Ore Ltd.	2,365	106,101

Mr. Price Group Ltd.	5,407	79,719

Northam Platinum Ltd.*	3,683	55,954

Remgro Ltd.	7,316	58,718

Sanlam Ltd.	24,750	106,375

Tiger Brands Ltd.(b)	6,832	100,001

Vodacom Group Ltd.	11,600	104,612

Woolworths Holdings Ltd.*	39,844	150,433

Total South Africa		1,680,143

South Korea – 16.3%

Cheil Worldwide, Inc.	3,269	73,006

CJ CheilJedang Corp.	245	100,293

CJ ENM Co., Ltd.	221	35,854

Coway Co., Ltd.	1,831	127,958

DB Insurance Co., Ltd.	2,323	113,040

Douzone Bizon Co., Ltd.	974	71,786

Fila Holdings Corp.	963	49,768

GS Engineering & Construction Corp.	3,041	115,845

Hana Financial Group, Inc.	3,872	158,332

Hankook Tire & Technology Co., Ltd.	2,557	117,388

Hanon Systems	2,465	36,226

Hanwha Solutions Corp.*	835	33,032

Hyundai Engineering & Construction Co., Ltd.	1,349	69,837

Hyundai Steel Co.	1,650	78,680

Kakao Corp.	1,084	156,899

KB Financial Group, Inc.	3,270	162,026

Korea Investment Holdings Co., Ltd.	369	33,749

Korea Zinc Co., Ltd.	78	29,887

LG Chem Ltd.	211	159,259

LG Display Co., Ltd.*	3,703	80,561

LG Electronics, Inc.	1,600	232,296

LG Household & Health Care Ltd.	104	162,721

LG Innotek Co., Ltd.	365	72,277

LG Uplus Corp.	6,905	94,119

Meritz Securities Co., Ltd.	21,241	89,310

Mirae Asset Securities Co., Ltd.	6,996	58,582

NAVER Corp.	790	292,878

NCSoft Corp.	103	74,999

NH Investment & Securities Co., Ltd.	3,349	38,363

Pearl Abyss Corp.*	625	42,013

POSCO Chemical Co., Ltd.	249	31,839

Samsung Electro-Mechanics Co., Ltd.	488	76,700

Samsung Electronics Co., Ltd.	19,825	1,420,661

Samsung Engineering Co., Ltd.*	4,523	95,990

Samsung Fire & Marine Insurance Co., Ltd.	496	97,117

Samsung Life Insurance Co., Ltd.	1,254	88,860

Samsung SDI Co., Ltd.	313	194,001

Samsung SDS Co., Ltd.	380	62,425

Samsung Securities Co., Ltd.	2,241	89,449

Shinhan Financial Group Co., Ltd.	4,215	151,959

Shinsegae, Inc.	112	28,394

SK Hynix, Inc.	2,633	298,102

SK Telecom Co., Ltd.	595	169,072

Total South Korea		5,765,553

Taiwan – 17.7%

Accton Technology Corp.	4,000	47,447

Acer, Inc.	67,000	70,457

Advantech Co., Ltd.	4,499	55,708

ASE Technology Holding Co., Ltd.	12,000	48,237

Asia Cement Corp.	17,000	30,934

ASMedia Technology, Inc.	1,000	48,273

Asustek Computer, Inc.	4,000	53,333

AU Optronics Corp.	58,000	47,149

Catcher Technology Co., Ltd.	4,000	26,128

Cathay Financial Holding Co., Ltd.	78,714	152,272

Chailease Holding Co., Ltd.	15,200	110,471

Cheng Shin Rubber Industry Co., Ltd.	14,000	23,490

China Development Financial Holding Corp.	231,000	109,023

China Life Insurance Co., Ltd.	51,580	48,780

Compal Electronics, Inc.	51,000	40,910

CTBC Financial Holding Co., Ltd.	137,720	112,203

Delta Electronics, Inc.	12,000	130,498

E.Sun Financial Holding Co., Ltd.	29,000	27,374

Eclat Textile Co., Ltd.	1,000	23,544

Evergreen Marine Corp. Taiwan Ltd.*	56,000	395,944

Far Eastern New Century Corp.	43,000	49,385

Far EasTone Telecommunications Co., Ltd.	23,000	53,326

Feng TAY Enterprise Co., Ltd.	8,200	71,957

Fubon Financial Holding Co., Ltd.	68,000	180,357

Giant Manufacturing Co., Ltd.	2,000	22,862

Globalwafers Co., Ltd.	2,000	65,967

Hon Hai Precision Industry Co., Ltd.	50,880	204,524

Hotai Motor Co., Ltd.	1,000	22,037

Innolux Corp.*	83,000	61,812

Inventec Corp.	36,000	33,917

Largan Precision Co., Ltd.	1,000	111,261

Lite-On Technology Corp.	19,014	39,308

MediaTek, Inc.	7,000	241,687

Micro-Star International Co., Ltd.	9,000	50,875

Nan Ya Printed Circuit Board Corp.	2,000	27,959

Nanya Technology Corp.	8,000	22,884

Nien Made Enterprise Co., Ltd.	4,000	59,363

Novatek Microelectronics Corp.	2,000	35,819

Pegatron Corp.	20,000	49,385

Phison Electronics Corp.	3,000	51,682

Pou Chen Corp.	44,000	62,062

Powertech Technology, Inc.	8,000	30,866

Quanta Computer, Inc.	22,000	69,089

Realtek Semiconductor Corp.	4,000	72,499

Ruentex Development Co., Ltd.	31,500	63,989

Shin Kong Financial Holding Co., Ltd.	116,724	39,924

SinoPac Financial Holdings Co., Ltd.	120,000	59,219

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2021

Investments	Shares	Value

Synnex Technology International Corp.	22,150	$40,464

Taishin Financial Holding Co., Ltd.	44,000	24,083

Taiwan Mobile Co., Ltd.	18,000	65,895

Taiwan Semiconductor Manufacturing Co., Ltd.	97,000	2,071,422

Unimicron Technology Corp.	7,000	32,409

United Microelectronics Corp.	61,000	116,253

Vanguard International Semiconductor Corp.	10,000	42,351

Wan Hai Lines Ltd.	5,000	57,604

Win Semiconductors Corp.	3,000	40,377

Winbond Electronics Corp.	22,000	27,517

Wistron Corp.	41,843	46,555

WPG Holdings Ltd.	13,000	23,842

Yageo Corp.	2,000	39,839

Yuanta Financial Holding Co., Ltd.	150,120	144,665

Zhen Ding Technology Holding Ltd.	9,000	33,917

Total Taiwan		6,263,383

Thailand – 1.5%

Advanced Info Service PCL, NVDR	10,900	58,156

Bangkok Bank PCL	28,600	100,836

Delta Electronics Thailand PCL, NVDR	4,500	81,155

Intouch Holdings PCL, NVDR	18,200	36,911

Kasikornbank PCL, NVDR	39,000	143,588

Muangthai Capital PCL, NVDR	29,500	52,926

Thai Union Group PCL, NVDR	67,300	41,577

Total Thailand		515,149

Turkey – 0.3%

Turkcell Iletisim Hizmetleri AS	52,200	96,739
TOTAL COMMON STOCKS (Cost: $25,140,099)		35,397,899

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(d)
(Cost: $114,878)	114,878	114,878

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $25,254,977)		35,512,777

Other Assets less Liabilities – (0.3)%		(109,000)

NET ASSETS – 100.0%		$35,403,777
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $257,115 and the total market value of the collateral held by the Fund was $270,774. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $155,896.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended June 30, 2021 were as follows:

Affiliate	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/2021	Dividend Income
WisdomTree Emerging Markets High Dividend Fund^	$—	$185,616	$182,500	$(3,116)	$—	$—	$1,318
^	As of June 30, 2021, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks
Taiwan	$6,223,544	$39,839	$—	$6,263,383
Other	29,134,516	—	—	29,134,516
Investment of Cash Collateral for Securities Loaned	—	114,878	—	114,878
Total Investments in Securities	$35,358,060	$154,717	$—	$35,512,777

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments

WisdomTree International ESG Fund (RESD)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 99.3%

Australia – 6.0%

APA Group	1,618	$10,811

ASX Ltd.	224	13,068

Aurizon Holdings Ltd.	5,993	16,737

AusNet Services Ltd.	5,681	7,464

Australia & New Zealand Banking Group Ltd.	2,571	54,335

BlueScope Steel Ltd.	812	13,387

Brambles Ltd.	4,497	38,623

Cochlear Ltd.	49	9,258

Computershare Ltd.	1,301	16,507

CSL Ltd.	324	69,371

Evolution Mining Ltd.	700	2,365

Fortescue Metals Group Ltd.	1,583	27,738

Macquarie Group Ltd.	296	34,762

Medibank Pvt Ltd.	4,309	10,223

National Australia Bank Ltd.	3,016	59,369

Newcrest Mining Ltd.	1,135	21,541

Northern Star Resources Ltd.	1,466	10,764

Ramsay Health Care Ltd.	182	8,601

Sonic Healthcare Ltd.	722	20,814

Tabcorp Holdings Ltd.	4,138	16,092

Total Australia		461,830

Belgium – 0.9%

KBC Group N.V.	435	33,170

Proximus SADP	1,561	30,156

UCB S.A.	89	9,305

Total Belgium		72,631

China – 0.1%

Wilmar International Ltd.	1,700	5,691

Denmark – 3.3%

AP Moller – Maersk A/S, Class B	4	11,498

Carlsberg A/S, Class B	155	28,896

DSV Panalpina A/S	153	35,685

Novo Nordisk A/S, Class B	1,250	104,736

Novozymes A/S, Class B	488	36,787

Pandora A/S	239	32,131

Total Denmark		249,733

Finland – 0.7%

Kone Oyj, Class B	485	39,571

Orion Oyj, Class B	307	13,198

Total Finland		52,769

France – 10.5%

Air Liquide S.A.	341	59,713

Arkema S.A.	145	18,193

AXA S.A.	1,847	46,841

Capgemini SE	225	43,226

Cie de Saint-Gobain	584	38,465

Cie Generale des Etablissements Michelin SCA	222	35,410

CNP Assurances	1,824	31,040

Danone S.A.	680	47,877

Dassault Systemes SE	169	40,985

Ipsen S.A.	254	26,423

Kering S.A.	75	65,551

L’Oreal S.A.	190	84,676

Legrand S.A.	411	43,506

Orange S.A.	2,376	27,092

Orpea SA*	61	7,758

Remy Cointreau S.A.	121	24,982

Sanofi	688	72,093

SEB S.A.	170	30,724

Suez S.A.	1,255	29,840

Teleperformance	77	31,257

Total France		805,652

Germany – 9.4%

Allianz SE, Registered Shares	331	82,550

Bayer AG, Registered Shares	108	6,559

Bayerische Motoren Werke AG	379	40,141

Beiersdorf AG	280	33,786

Brenntag SE	356	33,107

Carl Zeiss Meditec AG, Bearer Shares	46	8,889

Covestro AG(a)	413	26,673

Daimler AG, Registered Shares	636	56,794

Deutsche Post AG, Registered Shares	1,140	77,547

Evonik Industries AG	673	22,571

Fresenius Medical Care AG & Co. KGaA	48	3,987

Fresenius SE & Co. KGaA	146	7,617

Fuchs Petrolub SE, Preference Shares	170	8,270

GEA Group AG	428	17,338

HeidelbergCement AG	281	24,106

Henkel AG & Co. KGaA, Preference Shares	331	34,951

LANXESS AG	251	17,211

Merck KGaA	226	43,338

SAP SE	763	107,532

Sartorius AG, Preference Shares	39	20,304

Siemens Healthineers AG(a)	153	9,377

Volkswagen AG, Preference Shares	167	41,827

Total Germany		724,475

Hong Kong – 2.1%

Chow Tai Fook Jewellery Group Ltd.	4,800	10,965

Hang Seng Bank Ltd.	1,400	27,961

Hong Kong Exchanges & Clearing Ltd.	1,400	83,432

MTR Corp., Ltd.	4,500	25,062

WH Group Ltd.(a)	10,000	8,988

Xinyi Glass Holdings Ltd.	2,000	8,151

Total Hong Kong		164,559

Ireland – 0.9%

CRH PLC	961	48,435

Kerry Group PLC, Class A	163	22,771

Total Ireland		71,206

Israel – 0.1%

Check Point Software Technologies Ltd.*	77	8,942

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2021

Investments	Shares	Value

Italy – 2.7%

Assicurazioni Generali SpA	2,162	$43,343

DiaSorin SpA	23	4,350

Intesa Sanpaolo SpA	16,050	44,339

Mediobanca Banca di Credito Finanziario SpA*	1,638	19,134

Moncler SpA	352	23,819

Recordati Industria Chimica e Farmaceutica SpA	151	8,631

Snam SpA	4,814	27,831

Terna SPA	4,560	33,982

Total Italy		205,429

Japan – 26.1%

AGC, Inc.	500	20,993

Ajinomoto Co., Inc.	1,200	31,181

Asahi Group Holdings Ltd.	700	32,739

Asahi Kasei Corp.	2,100	23,093

Astellas Pharma, Inc.	1,500	26,144

Canon, Inc.(b)	1,400	31,698

Chugai Pharmaceutical Co., Ltd.	1,000	39,661

Daiichi Sankyo Co., Ltd.	400	8,630

Daiwa Securities Group, Inc.	4,300	23,637

Eisai Co., Ltd.	100	9,843

Fuji Electric Co., Ltd.	600	28,057

FUJIFILM Holdings Corp.	500	37,116

Fujitsu Ltd.	300	56,221

Hisamitsu Pharmaceutical Co., Inc.	200	9,857

Hitachi Ltd.	800	45,849

Hitachi Metals Ltd.*	500	9,568

Hoya Corp.	200	26,543

Iida Group Holdings Co., Ltd.	300	7,730

Itochu Techno-Solutions Corp.	800	24,795

JSR Corp.	700	21,191

Kansai Paint Co., Ltd.	500	12,753

Kao Corp.	600	36,949

KDDI Corp.	1,600	49,950

Kirin Holdings Co., Ltd.	1,200	23,418

Kubota Corp.	1,600	32,392

Kurita Water Industries Ltd.	400	19,209

Kyowa Kirin Co., Ltd.	300	10,650

Lixil Corp.	800	20,708

M3, Inc.	100	7,310

McDonald’s Holdings Co., Japan Ltd.	200	8,830

Medipal Holdings Corp.	500	9,559

MEIJI Holdings Co., Ltd.	300	17,975

Mitsubishi Chemical Holdings Corp.	2,300	19,345

Mitsubishi Gas Chemical Co., Inc.	300	6,368

Mitsubishi UFJ Financial Group, Inc.	9,600	51,905

Mitsui Chemicals, Inc.	600	20,732

NEC Corp.	1,000	51,536

NH Foods Ltd.	200	7,784

Nintendo Co., Ltd.	100	58,221

Nippon Express Co., Ltd.	300	22,867

Nippon Sanso Holdings Corp.	400	8,206

Nippon Shinyaku Co., Ltd.	100	7,938

Nippon Telegraph & Telephone Corp.	1,800	46,942

Nissin Foods Holdings Co., Ltd.	100	7,208

Nitori Holdings Co., Ltd.	100	17,713

Nitto Denko Corp.	400	29,877

Nomura Holdings, Inc.	5,800	29,672

Nomura Research Institute Ltd.	1,000	33,111

NTT Data Corp.	2,100	32,789

Oji Holdings Corp.	1,800	10,347

Olympus Corp.	400	7,957

Ono Pharmaceutical Co., Ltd.	400	8,934

Otsuka Corp.	100	5,253

Otsuka Holdings Co., Ltd.	300	12,452

Panasonic Corp.	3,000	34,746

PeptiDream, Inc.*	200	9,821

Rinnai Corp.	200	19,047

Santen Pharmaceutical Co., Ltd.	700	9,650

SCSK Corp.	500	29,823

Seiko Epson Corp.	1,700	29,929

SG Holdings Co., Ltd.	800	20,996

Sharp Corp.	1,500	24,773

Shimano, Inc.	50	11,870

Shin-Etsu Chemical Co., Ltd.	200	33,481

Shionogi & Co., Ltd.(b)	600	31,306

Sohgo Security Services Co., Ltd.	400	18,236

Sompo Holdings, Inc.	700	25,896

Sony Group Corp.	1,000	97,441

Sumitomo Dainippon Pharma Co., Ltd.	500	10,487

Sumitomo Metal Mining Co., Ltd.	400	15,587

Suntory Beverage & Food Ltd.	400	15,064

Sysmex Corp.	200	23,786

T&D Holdings, Inc.	2,200	28,464

Takeda Pharmaceutical Co., Ltd.	1,200	40,209

Terumo Corp.	200	8,112

Toho Gas Co., Ltd.	300	14,704

Tokyo Electron Ltd.	100	43,319

Tokyo Gas Co., Ltd.	1,600	30,230

Tosoh Corp.	300	5,179

Toyo Suisan Kaisha Ltd.	500	19,258

Unicharm Corp.	700	28,192

Yakult Honsha Co., Ltd.	400	22,669

Yamada Holdings Co., Ltd.	1,400	6,471

Yamaha Motor Co., Ltd.	1,000	27,210

Yamato Holdings Co., Ltd.	500	14,236

Total Japan		2,011,598

Netherlands – 5.2%

ASM International N.V.	79	25,951

ASML Holding N.V.	282	193,765

Koninklijke DSM N.V.	216	40,319

Koninklijke Philips N.V.	906	44,900

NN Group N.V.	617	29,107

Randstad N.V.	371	28,378

Wolters Kluwer N.V.	402	40,389

Total Netherlands		402,809

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2021

Investments	Shares	Value

New Zealand – 0.2%

Fisher & Paykel Healthcare Corp., Ltd.	798	$17,353

Norway – 0.7%

Orkla ASA	3,027	30,850

Yara International ASA	448	23,594

Total Norway		54,444

Singapore – 0.9%

DBS Group Holdings Ltd.	1,900	42,136

Oversea-Chinese Banking Corp., Ltd.	21	187

Singapore Exchange Ltd.	2,100	17,466

Venture Corp., Ltd.	600	8,574

Total Singapore		68,363

Spain – 1.3%

Banco Bilbao Vizcaya Argentaria S.A.*	7,500	46,499

CaixaBank S.A.	11,331	34,857

Enagas S.A.	877	20,265

Telefonica S.A.	254	1,187

Total Spain		102,808

Sweden – 3.5%

Alfa Laval AB	771	27,253

Assa Abloy AB, Class B	1,517	45,729

Electrolux AB, Series B	1,199	33,269

Essity AB, Class B	748	24,822

Husqvarna AB, Class B	2,531	33,649

Skanska AB, Class B	985	26,145

Svenska Cellulosa AB SCA, Class B	1,884	30,897

Telefonaktiebolaget LM Ericsson, Class B	3,735	46,975

Total Sweden		268,739

Switzerland – 13.2%

ABB Ltd., Registered Shares	1,638	55,625

Barry Callebaut AG, Registered Shares	7	16,282

Clariant AG, Registered Shares	797	15,865

Coca-Cola HBC AG*	887	32,030

Geberit AG, Registered Shares	63	47,300

Givaudan S.A., Registered Shares	12	55,862

Holcim Ltd., Registered Shares*	457	27,439

Kuehne + Nagel International AG, Registered Shares	116	39,731

Logitech International S.A., Registered Shares	352	42,689

Nestle S.A., Registered Shares	1,634	203,678

Novartis AG, Registered Shares	1,322	120,594

Roche Holding AG	382	144,043

Schindler Holding AG, Participation Certificate	109	33,372

SGS S.A., Registered Shares	12	37,051

Sonova Holding AG, Registered Shares	24	9,035

STMicroelectronics N.V.	1,247	45,259

Swisscom AG, Registered Shares	71	40,571

UBS Group AG, Registered Shares	3,138	48,071

Total Switzerland		1,014,497

United Kingdom – 11.3%

Admiral Group PLC	309	13,421

Antofagasta PLC	751	14,893

Ashtead Group PLC	376	27,862

AstraZeneca PLC	792	95,001

Aviva PLC	7,266	40,743

Bunzl PLC	682	22,508

Coca-Cola Europacific Partners PLC	546	32,389

DCC PLC	162	13,244

Diageo PLC	1,806	86,348

Entain PLC*	529	12,756

GlaxoSmithKline PLC	3,016	59,139

Hikma Pharmaceuticals PLC	205	6,927

Intertek Group PLC	442	33,766

Kingfisher PLC	10,614	53,446

Legal & General Group PLC	11,175	39,767

Mondi PLC	1,194	31,356

Pearson PLC	3,031	34,753

Reckitt Benckiser Group PLC	535	47,279

Severn Trent PLC	789	27,260

Smith & Nephew PLC	401	8,656

Standard Chartered PLC	5,141	32,740

Unilever PLC	1,736	101,456

United Utilities Group PLC	2,429	32,696

Total United Kingdom		868,406

United States – 0.2%

James Hardie Industries PLC	383	13,017
TOTAL COMMON STOCKS (Cost: $6,184,576)		7,644,951

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(c)
(Cost: $37,130)	37,130	37,130

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $6,221,706)		7,682,081

Other Assets less Liabilities – 0.2%		11,943

NET ASSETS – 100.0%		$7,694,024
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $35,341 and the total market value of the collateral held by the Fund was $37,130.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2021.

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International ESG Fund (RESD)

June 30, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$7,644,951	$—	$—	$7,644,951
Investment of Cash Collateral for Securities Loaned	—	37,130	—	37,130
Total Investments in Securities	$7,644,951	$37,130	$—	$7,682,081

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 95.8%

United States – 95.8%

3M Co.
3.38%, 3/1/29	$7,000	$7,848
3.13%, 9/19/46	70,000	74,336

Abbott Laboratories 2.95%, 3/15/25	29,000	31,175
4.90%, 11/30/46	99,000	135,310

AbbVie, Inc. 3.20%, 11/21/29	133,000	144,443
4.30%, 5/14/36	46,000	54,642
4.45%, 5/14/46	38,000	46,087
4.88%, 11/14/48	202,000	262,206
4.25%, 11/21/49	206,000	247,303

Activision Blizzard, Inc. 2.50%, 9/15/50	61,000	54,920

Albemarle Corp. 4.15%, 12/1/24	5,000	5,478

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	63,000	71,359
4.90%, 12/15/30	98,000	120,027

Ally Financial, Inc. 5.80%, 5/1/25(a)	68,000	79,102

Alphabet, Inc. 2.25%, 8/15/60	48,000	42,617

Altria Group, Inc.
4.40%, 2/14/26	45,000	50,935
2.63%, 9/16/26	193,000	203,198
3.88%, 9/16/46	56,000	55,664
5.95%, 2/14/49	88,000	112,822
6.20%, 2/14/59	8,000	10,384
4.00%, 2/4/61	100,000	96,536

Amazon.com, Inc. 4.05%, 8/22/47	35,000	42,720
4.25%, 8/22/57	50,000	64,115
2.70%, 6/3/60	64,000	61,199

Ameren Corp. 3.50%, 1/15/31	44,000	48,214

American Express Co. 2.50%, 8/1/22	56,000	57,210
3.40%, 2/27/23	149,000	156,034
3.40%, 2/22/24	59,000	63,160
3.63%, 12/5/24	27,000	29,552

American Financial Group, Inc. 4.50%, 6/15/47	60,000	71,938

American International Group, Inc. 2.50%, 6/30/25	179,000	188,926
4.80%, 7/10/45	166,000	208,559
4.75%, 4/1/48	61,000	77,626

American Water Capital Corp. 2.95%, 9/1/27	29,000	31,338
4.30%, 12/1/42	58,000	71,328

Amgen, Inc. 2.20%, 2/21/27	213,000	221,243
2.77%, 9/1/53	31,000	29,511

Amphenol Corp. 2.80%, 2/15/30	22,000	23,305

Analog Devices, Inc. 5.30%, 12/15/45	101,000	136,437

Anthem, Inc.
3.30%, 1/15/23	23,000	24,000
3.65%, 12/1/27	73,000	81,760
4.10%, 3/1/28	48,000	54,972
4.63%, 5/15/42	15,000	18,696
4.65%, 1/15/43	40,000	49,976
4.38%, 12/1/47	60,000	73,313

Appalachian Power Co. 7.00%, 4/1/38	185,000	277,136

Apple, Inc.
3.20%, 5/11/27	10,000	11,047
2.90%, 9/12/27	25,000	27,261
3.00%, 11/13/27	26,000	28,479
3.85%, 5/4/43	13,000	15,490
3.85%, 8/4/46	28,000	33,300
4.25%, 2/9/47	35,000	44,213
3.75%, 11/13/47	9,000	10,563
2.65%, 2/8/51	256,000	251,512
2.80%, 2/8/61	160,000	156,789

Applied Materials, Inc. 5.10%, 10/1/35	31,000	41,015
5.85%, 6/15/41	14,000	20,642

Archer-Daniels-Midland Co. 2.75%, 3/27/25	49,000	52,253

AT&T, Inc.
4.35%, 3/1/29	89,000	103,075
4.30%, 2/15/30	93,000	107,607
2.55%, 12/1/33(b)	99,000	98,178
4.50%, 5/15/35	49,000	57,617
6.30%, 1/15/38	500,000	697,900
3.50%, 6/1/41	241,000	251,194
3.10%, 2/1/43	123,000	120,695
3.50%, 9/15/53(b)	151,000	151,599
3.55%, 9/15/55(b)	155,000	155,515
3.80%, 12/1/57(b)	150,000	156,915
3.65%, 9/15/59(b)	306,000	310,339
3.85%, 6/1/60	70,000	74,033

AvalonBay Communities, Inc. 4.20%, 12/15/23	12,000	12,959
2.95%, 5/11/26	45,000	48,536

Avangrid, Inc. 3.80%, 6/1/29	57,000	64,412

Bank of America Corp.
4.13%, 1/22/24	55,000	59,905
4.20%, 8/26/24	325,000	356,769
4.45%, 3/3/26	47,000	53,347
3.25%, 10/21/27	95,000	103,141
4.18%, 11/25/27, Series L	30,000	33,612
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)	174,000	189,824
3.19%, 7/23/30, (3.194% fixed rate until 7/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.18% thereafter)(c)	178,000	191,791
5.00%, 1/21/44	121,000	161,280

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value
4.08%, 3/20/51, (4.083% fixed rate until 3/20/50; 3-month U.S. dollar London Interbank Offered Rate + 3.15% thereafter)(c)	$217,000	$259,384

Berkshire Hathaway Energy Co. 3.75%, 11/15/23	44,000	47,048
6.13%, 4/1/36	30,000	42,319
3.80%, 7/15/48	47,000	53,515
4.45%, 1/15/49	70,000	87,698

Berkshire Hathaway Finance Corp. 1.85%, 3/12/30(a)	240,000	242,731
4.20%, 8/15/48	20,000	24,726

Berkshire Hathaway, Inc. 2.75%, 3/15/23	125,000	129,740

BGC Partners, Inc. 5.38%, 7/24/23	38,000	41,084

Biogen, Inc. 3.25%, 2/15/51(b)	83,000	83,270

BlackRock, Inc. 2.40%, 4/30/30	100,000	104,809

Block Financial LLC 5.50%, 11/1/22	46,000	47,854

Boardwalk Pipelines L.P. 5.95%, 6/1/26	60,000	71,163

Boeing Co. (The) 3.10%, 5/1/26	27,000	28,591
2.70%, 2/1/27	122,000	126,152
3.45%, 11/1/28	140,000	149,524
3.20%, 3/1/29	250,000	262,775
2.95%, 2/1/30	53,000	54,324
5.15%, 5/1/30	146,000	173,063
5.88%, 2/15/40	162,000	208,688
3.90%, 5/1/49	35,000	36,867
3.75%, 2/1/50	68,000	70,233
3.95%, 8/1/59	25,000	26,167
5.93%, 5/1/60	72,000	99,495

Booking Holdings, Inc. 3.55%, 3/15/28	27,000	30,136

BorgWarner, Inc. 4.38%, 3/15/45	30,000	34,852

Boston Scientific Corp. 4.00%, 3/1/29	50,000	56,973
4.70%, 3/1/49	36,000	46,179

Brighthouse Financial, Inc. 3.70%, 6/22/27(a)	48,000	52,459
4.70%, 6/22/47	10,000	11,123

Bristol-Myers Squibb Co. 5.25%, 8/15/43	14,000	18,852
4.35%, 11/15/47	11,000	13,966
4.25%, 10/26/49	195,000	246,661

Broadcom Corp. 3.88%, 1/15/27	154,000	170,265

Broadcom, Inc. 3.46%, 9/15/26	16,000	17,429
4.11%, 9/15/28	44,000	49,503
5.00%, 4/15/30	163,000	192,743
4.15%, 11/15/30	121,000	135,852
3.42%, 4/15/33(b)	78,000	82,298
3.47%, 4/15/34(b)	171,000	181,086
3.75%, 2/15/51(b)	195,000	204,052

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	25,000	27,496

Burlington Northern Santa Fe LLC 3.75%, 4/1/24	15,000	16,206
5.05%, 3/1/41	25,000	33,222
5.40%, 6/1/41	19,000	26,137
4.45%, 3/15/43	38,000	47,757
4.15%, 4/1/45	130,000	157,707

Capital One Financial Corp. 3.75%, 7/28/26	136,000	150,114
3.80%, 1/31/28	281,000	317,325

Caterpillar Financial Services Corp. 2.40%, 6/6/22	49,000	50,029
2.85%, 5/17/24	46,000	48,972

Caterpillar, Inc. 3.25%, 4/9/50(a)	53,000	58,803

Chevron USA, Inc. 1.02%, 8/12/27	160,000	156,021

Chubb Corp. (The) 6.50%, 5/15/38, Series 1	86,000	130,343

Cigna Corp. 4.50%, 2/25/26	54,000	61,526
4.38%, 10/15/28	63,000	73,350
4.80%, 7/15/46	132,000	167,359
3.88%, 10/15/47	18,000	20,162
3.40%, 3/15/50	231,000	240,617

Cisco Systems, Inc. 5.50%, 1/15/40	110,000	155,760

Citigroup, Inc. 5.50%, 9/13/25	84,000	97,952
4.30%, 11/20/26	291,000	329,054
4.45%, 9/29/27	116,000	132,564
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(c)	97,000	113,461
6.63%, 6/15/32	150,000	204,303
8.13%, 7/15/39	106,000	183,296
5.88%, 1/30/42	83,000	119,640
4.65%, 7/23/48	178,000	233,356

CNA Financial Corp. 4.50%, 3/1/26	18,000	20,416
3.45%, 8/15/27	57,000	62,481

Coca-Cola Co. (The) 1.45%, 6/1/27	67,000	67,675
2.75%, 6/1/60	50,000	49,096

Comcast Corp. 3.38%, 2/15/25	19,000	20,636
3.38%, 8/15/25	10,000	10,920
3.15%, 2/15/28	4,000	4,389
4.15%, 10/15/28	28,000	32,441
4.25%, 10/15/30	78,000	91,804
1.50%, 2/15/31	284,000	269,309
4.25%, 1/15/33	191,000	227,598
4.60%, 10/15/38	60,000	74,446
4.65%, 7/15/42	6,000	7,589
4.00%, 8/15/47	104,000	121,204

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value
3.97%, 11/1/47	$214,000	$249,851
3.45%, 2/1/50	37,000	40,144
4.95%, 10/15/58	40,000	55,482

Commonwealth Edison Co. 3.65%, 6/15/46	141,000	160,179

Conagra Brands, Inc. 4.30%, 5/1/24	61,000	66,948
7.00%, 10/1/28	33,000	43,933
5.40%, 11/1/48	42,000	56,289

Connecticut Light & Power Co. (The) 4.30%, 4/15/44	30,000	37,378

ConocoPhillips Co. 6.95%, 4/15/29	110,000	149,732
5.90%, 5/15/38	129,000	180,597

Consolidated Edison Co. of New York, Inc.
6.75%, 4/1/38, Series 08-B	98,000	144,526
4.20%, 3/15/42, Series 12-A	40,000	46,557
3.95%, 3/1/43	37,000	41,655
4.50%, 12/1/45	34,000	41,188
3.85%, 6/15/46	25,000	27,783
4.50%, 5/15/58	5,000	6,085
3.70%, 11/15/59	38,000	40,591

Constellation Brands, Inc.
4.25%, 5/1/23	49,000	52,284
3.75%, 5/1/50	38,000	42,064

Corning, Inc. 5.45%, 11/15/79	10,000	14,001

CSX Corp.
3.80%, 3/1/28	201,000	226,871
6.00%, 10/1/36	7,000	9,736
6.15%, 5/1/37	32,000	45,190
3.80%, 11/1/46	41,000	46,455
4.25%, 11/1/66	30,000	37,153

CVS Health Corp.
2.70%, 8/21/40	290,000	281,575
5.05%, 3/25/48	90,000	117,133

Discover Financial Services
3.85%, 11/21/22	32,000	33,532
3.95%, 11/6/24	132,000	144,172

Dollar General Corp. 3.88%, 4/15/27	9,000	10,132

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	68,000	98,755

Dominion Energy, Inc. 4.90%, 8/1/41, Series C	18,000	22,809

DTE Energy Co.
2.53%, 10/1/24, Series C	114,000	119,854
2.85%, 10/1/26	57,000	60,800

Duke Energy Carolinas LLC
3.95%, 11/15/28	35,000	40,182
6.05%, 4/15/38	84,000	119,589
3.95%, 3/15/48	40,000	47,012

Duke Energy Florida LLC 4.20%, 7/15/48	13,000	15,971

Duke Energy Florida Project Finance LLC 2.54%, 9/1/31, Series 2026	50,000	52,852

Duke Energy Ohio, Inc. 3.70%, 6/15/46	36,000	40,399

Duke Energy Progress LLC
3.45%, 3/15/29	63,000	69,902
3.70%, 10/15/46	37,000	41,976

E*TRADE Financial Corp. 3.80%, 8/24/27	100,000	110,873

Eastern Gas Transmission & Storage, Inc. 4.80%, 11/1/43	10,000	11,834

Eastman Chemical Co.
3.60%, 8/15/22	10,000	10,278
4.80%, 9/1/42	69,000	84,813
4.65%, 10/15/44	20,000	24,338

Eaton Corp. 4.15%, 11/2/42	56,000	67,033

eBay, Inc. 4.00%, 7/15/42	82,000	92,045

Eli Lilly & Co.
3.95%, 3/15/49	40,000	48,628
2.25%, 5/15/50	58,000	52,650

Enterprise Products Operating LLC
2.80%, 1/31/30	252,000	266,346
5.95%, 2/1/41	210,000	289,535
3.70%, 1/31/51	63,000	67,854
3.95%, 1/31/60	19,000	21,159

EOG Resources, Inc. 3.90%, 4/1/35	18,000	20,845

Equitable Holdings, Inc. 4.35%, 4/20/28	160,000	183,754

Essential Utilities, Inc. 4.28%, 5/1/49	32,000	38,234

Essex Portfolio L.P.
3.50%, 4/1/25	65,000	70,434
3.00%, 1/15/30	82,000	86,415
2.65%, 3/15/32	25,000	25,409

Evergy, Inc.
2.45%, 9/15/24	106,000	111,030
2.90%, 9/15/29	30,000	31,780

Exelon Corp.
3.40%, 4/15/26	71,000	77,364
5.10%, 6/15/45	114,000	149,636
4.45%, 4/15/46	40,000	48,581

Exxon Mobil Corp.
2.02%, 8/16/24	11,000	11,452
2.71%, 3/6/25	77,000	81,960
3.48%, 3/19/30	232,000	260,745
4.33%, 3/19/50	67,000	83,256
Fidelity National Financial, Inc. 4.50%, 8/15/28	75,000	86,500

Fifth Third Bancorp
2.60%, 6/15/22	15,000	15,305
3.95%, 3/14/28	27,000	31,120
8.25%, 3/1/38	25,000	41,780

Fiserv, Inc.
3.80%, 10/1/23	33,000	35,325
2.75%, 7/1/24	51,000	53,803
4.40%, 7/1/49	40,000	48,290

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value

Florida Power & Light Co. 4.13%, 6/1/48	$79,000	$98,450

Fox Corp. 3.50%, 4/8/30(a)	151,000	166,579

General Dynamics Corp. 4.25%, 4/1/40	95,000	116,382

General Mills, Inc.
4.00%, 4/17/25	35,000	38,786
4.20%, 4/17/28	18,000	20,777
3.00%, 2/1/51(a)(b)	105,000	105,993

Gilead Sciences, Inc.
3.70%, 4/1/24	10,000	10,749
4.60%, 9/1/35	60,000	73,502
4.80%, 4/1/44	16,000	20,287
4.50%, 2/1/45	52,000	63,596
4.15%, 3/1/47	148,000	174,455

Global Payments, Inc. 2.90%, 5/15/30	85,000	88,583

Globe Life, Inc. 4.55%, 9/15/28	100,000	117,131

Hartford Financial Services Group, Inc. (The) 6.10%, 10/1/41	7,000	9,994

Hasbro, Inc. 3.50%, 9/15/27	55,000	60,120

HCA, Inc. 4.50%, 2/15/27	200,000	226,310
4.13%, 6/15/29	136,000	153,416

Healthpeak Properties, Inc. 3.50%, 7/15/29	45,000	49,834
3.00%, 1/15/30	47,000	49,953

HollyFrontier Corp. 4.50%, 10/1/30	30,000	32,248

Home Depot, Inc. (The) 2.13%, 9/15/26	23,000	24,213
2.95%, 6/15/29	37,000	40,476
4.88%, 2/15/44	34,000	45,367
4.40%, 3/15/45	163,000	207,277
4.50%, 12/6/48	9,000	11,718

Honeywell International, Inc. 5.70%, 3/15/37	4,000	5,563
2.80%, 6/1/50(a)	88,000	90,884

HP, Inc. 6.00%, 9/15/41	83,000	109,309

Humana, Inc. 3.13%, 8/15/29	172,000	185,335

Hyatt Hotels Corp. 3.38%, 7/15/23	2,000	2,084

Illinois Tool Works, Inc. 3.90%, 9/1/42	30,000	35,890

Indiana Michigan Power Co. 4.55%, 3/15/46, Series K	26,000	32,580

Intel Corp. 3.10%, 7/29/22	10,000	10,316
2.88%, 5/11/24	3,000	3,191
3.25%, 11/15/49	165,000	176,144
4.95%, 3/25/60	40,000	56,684

Intercontinental Exchange, Inc. 3.00%, 6/15/50	56,000	55,354
3.00%, 9/15/60	160,000	154,683

International Business Machines Corp. 4.15%, 5/15/39	100,000	118,935
4.00%, 6/20/42	24,000	28,200

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	10,000	12,965

International Paper Co. 3.80%, 1/15/26	14,000	15,568
4.80%, 6/15/44	4,000	5,108
5.15%, 5/15/46	11,000	14,747
4.35%, 8/15/48(a)	9,000	11,217

Interpublic Group of Cos., Inc. (The) 4.65%, 10/1/28(a)	22,000	25,840

Johnson & Johnson 2.90%, 1/15/28	30,000	32,839
4.38%, 12/5/33	26,000	32,589
3.40%, 1/15/38	32,000	36,344
3.70%, 3/1/46	26,000	30,923
3.50%, 1/15/48	88,000	102,342

JPMorgan Chase & Co.
4.49%, 3/24/31, (4.493% fixed rate until 3/24/30; Secured Overnight Financing Rate + 3.79% thereafter)(c)	80,000	94,861
6.40%, 5/15/38	111,000	163,531
3.11%, 4/22/41, (3.109% fixed rate until 4/22/40; Secured Overnight Financing Rate + 2.46% thereafter)(c)	115,000	119,456
2.53%, 11/19/41, (2.525% fixed rate until 11/19/40; Secured Overnight Financing Rate + 1.51% thereafter)(c)	60,000	57,204
5.63%, 8/16/43	16,000	22,633
4.85%, 2/1/44	23,000	30,214
4.95%, 6/1/45	187,000	247,872
3.96%, 11/15/48, (3.964% fixed rate until 11/15/47; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)	206,000	242,097
3.11%, 4/22/51, (3.109% fixed rate until 4/22/50; Secured Overnight Financing Rate + 2.44% thereafter)(c)	177,000	183,657

Kansas City Southern 4.20%, 11/15/69	100,000	115,844

Kimberly-Clark Corp. 3.10%, 3/26/30	7,000	7,731
5.30%, 3/1/41	22,000	30,206

KLA Corp. 3.30%, 3/1/50	22,000	23,425

Kroger Co. (The) 4.00%, 2/1/24	50,000	53,847
2.65%, 10/15/26	44,000	46,724
3.70%, 8/1/27	17,000	18,942
5.15%, 8/1/43	2,000	2,594
4.45%, 2/1/47	32,000	38,298

Laboratory Corp. of America Holdings 4.70%, 2/1/45	15,000	18,050

Lam Research Corp. 3.80%, 3/15/25	4,000	4,403

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value

Las Vegas Sands Corp. 2.90%, 6/25/25	$157,000	$163,760

Lincoln National Corp. 3.80%, 3/1/28	25,000	28,034

Lockheed Martin Corp. 4.50%, 5/15/36	31,000	39,019
4.70%, 5/15/46	90,000	119,222
4.09%, 9/15/52	70,000	87,634

Lowe’s Cos., Inc. 4.05%, 5/3/47	116,000	133,803

LYB International Finance III LLC 4.20%, 10/15/49	100,000	114,634
4.20%, 5/1/50	30,000	34,499

Magellan Midstream Partners L.P. 5.15%, 10/15/43	9,000	11,194
4.20%, 10/3/47	70,000	78,304

Markel Corp. 5.00%, 4/5/46	28,000	36,016

Marsh & McLennan Cos., Inc. 3.88%, 3/15/24	64,000	69,446
2.25%, 11/15/30	190,000	192,719

McDonald’s Corp. 3.50%, 3/1/27	27,000	29,858
3.80%, 4/1/28	29,000	32,867
6.30%, 3/1/38	32,000	46,151
3.63%, 9/1/49	14,000	15,524

McKesson Corp. 3.80%, 3/15/24	69,000	74,258

Merck & Co., Inc. 3.60%, 9/15/42	16,000	18,392
3.70%, 2/10/45	126,000	145,894
4.00%, 3/7/49	23,000	28,181

MetLife, Inc. 4.60%, 5/13/46	96,000	124,153

Micron Technology, Inc. 5.33%, 2/6/29	128,000	154,888

Microsoft Corp. 2.88%, 2/6/24	37,000	39,162
2.40%, 8/8/26	35,000	37,315
2.53%, 6/1/50	58,000	57,044
2.92%, 3/17/52	82,000	87,093
2.68%, 6/1/60	106,000	105,565

MidAmerican Energy Co. 3.65%, 8/1/48	40,000	45,732

Molson Coors Beverage Co. 3.00%, 7/15/26	159,000	170,570

Moody’s Corp. 2.63%, 1/15/23	54,000	55,758
2.55%, 8/18/60	70,000	62,376

Morgan Stanley 4.10%, 5/22/23	34,000	36,208
3.88%, 4/29/24, Series F	33,000	35,895
3.95%, 4/23/27	244,000	272,777
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(c)	123,000	144,323
7.25%, 4/1/32	234,000	340,791
6.38%, 7/24/42	126,000	193,510
4.30%, 1/27/45	66,000	81,924
5.60%, 3/24/51, (5.597% fixed rate until 3/24/50; Secured Overnight Financing Rate + 4.84% thereafter)(c)	58,000	86,613

Motorola Solutions, Inc. 4.60%, 5/23/29	100,000	116,677

National Fuel Gas Co. 3.75%, 3/1/23	30,000	31,325

NBCUniversal Media LLC 5.95%, 4/1/41	24,000	34,716

Newmont Corp. 6.25%, 10/1/39	28,000	40,507

NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/30	55,000	55,527

NIKE, Inc. 3.38%, 11/1/46	39,000	43,698

Norfolk Southern Corp. 3.95%, 10/1/42	64,000	73,738
4.15%, 2/28/48	31,000	36,615
3.16%, 5/15/55	53,000	53,679
5.10%, 8/1/2118	12,000	15,631

Northrop Grumman Corp. 4.03%, 10/15/47	180,000	214,223
5.25%, 5/1/50	47,000	66,190

NSTAR Electric Co. 3.20%, 5/15/27	71,000	77,694

Nucor Corp. 4.00%, 8/1/23	125,000	133,155

NVIDIA Corp. 3.20%, 9/16/26	45,000	49,553
3.50%, 4/1/40	70,000	79,496

NVR, Inc. 3.95%, 9/15/22	18,000	18,596

O’Reilly Automotive, Inc. 3.60%, 9/1/27	56,000	62,856

ONE Gas, Inc. 4.66%, 2/1/44	4,000	4,902

Oracle Corp. 4.30%, 7/8/34	3,000	3,486
3.85%, 7/15/36	20,000	22,113
5.38%, 7/15/40	509,000	660,051
3.85%, 4/1/60	80,000	84,938

Owens Corning 3.40%, 8/15/26	79,000	85,730
4.30%, 7/15/47	7,000	8,148

PacifiCorp 6.00%, 1/15/39	99,000	140,225

Parker-Hannifin Corp. 3.25%, 3/1/27	67,000	73,311
4.45%, 11/21/44	11,000	13,639

PayPal Holdings, Inc. 2.65%, 10/1/26	136,000	145,973

PepsiCo, Inc. 2.63%, 7/29/29	10,000	10,713
4.45%, 4/14/46	52,000	66,824
3.45%, 10/6/46	94,000	105,800
3.63%, 3/19/50	60,000	70,259

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value

Pfizer, Inc. 4.10%, 9/15/38	$80,000	$97,378
2.70%, 5/28/50	55,000	54,899

Philip Morris International, Inc. 2.88%, 5/1/24	5,000	5,319
2.75%, 2/25/26	40,000	42,747
3.13%, 8/17/27	20,000	21,867
3.13%, 3/2/28	100,000	109,039
4.38%, 11/15/41	50,000	59,084
4.50%, 3/20/42	40,000	47,585

Phillips 66 3.70%, 4/6/23	258,000	272,528
2.15%, 12/15/30	170,000	167,401
5.88%, 5/1/42	30,000	41,010

Phillips 66 Partners L.P. 3.55%, 10/1/26	167,000	181,785

Pioneer Natural Resources Co. 4.45%, 1/15/26	39,000	44,010

Precision Castparts Corp. 3.90%, 1/15/43	45,000	51,145

Progress Energy, Inc. 7.75%, 3/1/31	70,000	99,858
6.00%, 12/1/39	62,000	85,651

Prologis L.P. 1.63%, 3/15/31	126,000	121,479

Prudential Financial, Inc.
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(c)	150,000	166,305
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; 3-month U.S. dollar London Interbank Offered Rate + 2.38% thereafter)(c)	99,000	107,620
3.91%, 12/7/47	22,000	25,592
3.94%, 12/7/49	26,000	30,540

Public Service Electric & Gas Co. 3.60%, 12/1/47	62,000	70,736

Quest Diagnostics, Inc. 2.95%, 6/30/30	39,000	41,393

Raytheon Technologies Corp. 6.05%, 6/1/36	101,000	141,344
4.15%, 5/15/45	51,000	60,613
4.63%, 11/16/48	105,000	135,106

Regency Centers L.P. 2.95%, 9/15/29	115,000	121,254
4.40%, 2/1/47	70,000	81,490

Reliance Steel & Aluminum Co. 4.50%, 4/15/23	31,000	32,849

Republic Services, Inc. 3.20%, 3/15/25	3,000	3,229
2.90%, 7/1/26	100,000	107,316

Roper Technologies, Inc. 4.20%, 9/15/28	78,000	89,803

S&P Global, Inc. 2.30%, 8/15/60	40,000	34,436

Sempra Energy 6.00%, 10/15/39	159,000	221,450

Sherwin-Williams Co. (The) 3.45%, 8/1/25	37,000	40,285
4.50%, 6/1/47	32,000	40,117
3.80%, 8/15/49	28,000	32,237

Southern Co. (The) 4.25%, 7/1/36	7,000	8,131
4.40%, 7/1/46	222,000	260,797

Southern Power Co. 4.15%, 12/1/25	7,000	7,843
4.95%, 12/15/46, Series F	100,000	120,226

Southwest Airlines Co. 5.25%, 5/4/25	97,000	110,843

Stanley Black & Decker, Inc. 4.25%, 11/15/28	57,000	66,700

Starbucks Corp. 4.00%, 11/15/28	50,000	57,589

State Street Corp. 3.10%, 5/15/23	21,000	22,067
2.65%, 5/19/26	50,000	53,590

Steel Dynamics, Inc. 5.00%, 12/15/26	148,000	154,993

Stryker Corp. 4.63%, 3/15/46	52,000	66,833

Synchrony Financial 2.85%, 7/25/22	12,000	12,284
4.38%, 3/19/24	33,000	35,961
4.25%, 8/15/24	161,000	176,053
3.95%, 12/1/27	40,000	44,546

Sysco Corp. 3.25%, 7/15/27	36,000	39,072
5.95%, 4/1/30	66,000	84,888
6.60%, 4/1/50	123,000	191,411

Target Corp. 2.50%, 4/15/26(a)	37,000	39,819
3.38%, 4/15/29	56,000	62,960

Textron, Inc. 4.30%, 3/1/24	43,000	46,601

Travelers Cos., Inc. (The) 6.75%, 6/20/36	79,000	119,488

TWDC Enterprises 18 Corp. 3.00%, 2/13/26	55,000	59,757
7.00%, 3/1/32, Series B	35,000	50,312

Tyson Foods, Inc. 4.50%, 6/15/22	144,000	148,198
3.95%, 8/15/24	18,000	19,593
4.88%, 8/15/34	62,000	77,373

U.S. Bancorp 3.00%, 7/30/29	126,000	136,471

Union Pacific Corp. 3.75%, 3/15/24	10,000	10,755
4.00%, 4/15/47	81,000	94,098
3.84%, 3/20/60	150,000	170,491
2.97%, 9/16/62	63,000	60,651

United Parcel Service, Inc. 6.20%, 1/15/38	6,000	8,877
5.30%, 4/1/50	83,000	121,639

UnitedHealth Group, Inc. 2.75%, 2/15/23	26,000	26,863

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value
3.07%, 4/30/41, (3.068% fixed rate until 4/30/40; Secured Overnight Financing Rate + 2.53% thereafter)(c)	$241,000	$247,314
5.38%, 11/2/43	64,000	85,814
5.61%, 1/15/44	107,000	146,664
4.75%, 12/7/46	107,000	135,506
5.01%, 4/4/51, (5.013% fixed rate until 4/4/50; Secured Overnight Financing Rate + 4.502% thereafter)(c)	107,000	146,702

Western Union Co. (The) 2.85%, 1/10/25	105,000	111,214

WestRock RKT LLC 4.00%, 3/1/23	35,000	36,703

Weyerhaeuser Co. 7.38%, 3/15/32	107,000	154,388

Wisconsin Power and Light Co. 3.00%, 7/1/29	62,000	67,080

WRKCo, Inc. 3.38%, 9/15/27	42,000	45,866
4.90%, 3/15/29	37,000	44,406

WW Grainger, Inc. 4.60%, 6/15/45	110,000	142,501

Wyeth LLC 6.50%, 2/1/34	187,000	272,739

Xcel Energy, Inc. 3.30%, 6/1/25	117,000	126,151

Xylem, Inc. 4.38%, 11/1/46	36,000	42,990

Zoetis, Inc. 3.00%, 9/12/27	38,000	41,075
3.90%, 8/20/28	45,000	51,292
4.45%, 8/20/48	42,000	53,623
TOTAL U.S. CORPORATE BONDS (Cost: $46,571,449)		46,964,220

FOREIGN CORPORATE BONDS – 2.8%

Canada – 0.2%

Barrick North America Finance LLC 5.75%, 5/1/43	63,000	88,830

Germany – 0.4%

Deutsche Bank AG
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(c)	215,000	232,774

Switzerland – 0.1%

Novartis Capital Corp. 3.00%, 11/20/25	33,000	35,825

United Kingdom – 2.1%

BAT Capital Corp. 4.70%, 4/2/27	250,000	282,515
4.54%, 8/15/47	22,000	23,226
4.76%, 9/6/49	54,000	58,534

Diageo Investment Corp. 4.25%, 5/11/42	25,000	30,730

GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	10,000	10,418
3.88%, 5/15/28	12,000	13,767
6.38%, 5/15/38	90,000	134,898
2.88%, 3/15/23	39,000	40,690
3.75%, 7/15/25	49,000	54,403
3.38%, 4/15/27	70,000	77,809
4.63%, 7/15/35	27,000	34,210
3.50%, 8/15/39	43,000	48,056
4.25%, 4/15/47	31,000	38,150
4.25%, 6/15/48	108,000	134,001

Valero Energy Corp. 3.40%, 9/15/26	264,000	286,092
7.50%, 4/15/32	70,000	98,587

Ventas Realty L.P. 3.00%, 1/15/30	114,000	119,448

Verizon Communications, Inc. 4.33%, 9/21/28	122,000	141,897
4.02%, 12/3/29	127,000	145,736
4.50%, 8/10/33	317,000	379,855
4.40%, 11/1/34	49,000	58,477
4.81%, 3/15/39	156,000	198,056
3.85%, 11/1/42	9,000	10,223
4.52%, 9/15/48	200,000	247,112
5.01%, 4/15/49	2,000	2,651
4.00%, 3/22/50	218,000	251,317
2.99%, 10/30/56	20,000	18,815

ViacomCBS, Inc. 3.70%, 8/15/24	151,000	163,121
4.00%, 1/15/26	28,000	31,154
2.90%, 1/15/27	46,000	48,927
3.38%, 2/15/28	23,000	25,184
7.88%, 7/30/30	118,000	168,576
6.88%, 4/30/36	173,000	248,630
4.60%, 1/15/45	11,000	13,101

Virginia Electric & Power Co. 3.80%, 4/1/28, Series A	50,000	56,582
8.88%, 11/15/38	118,000	209,882

Visa, Inc. 2.70%, 4/15/40	70,000	72,531
2.00%, 8/15/50	75,000	66,406

Walmart, Inc. 3.95%, 6/28/38	120,000	144,383
4.05%, 6/29/48	6,000	7,558

Walt Disney Co. (The) 2.00%, 9/1/29	6,000	6,064
3.50%, 5/13/40	105,000	117,093
5.40%, 10/1/43	227,000	317,446
2.75%, 9/1/49	50,000	49,385
3.60%, 1/13/51	54,000	61,321

Waste Management, Inc. 2.90%, 9/15/22	33,000	33,798

Wells Fargo & Co. 4.13%, 8/15/23	255,000	274,161
1.65%, 6/2/24, (1.654% fixed rate until 6/2/23; Secured Overnight Financing Rate + 1.60% thereafter)(c)	367,000	374,993
3.00%, 2/19/25	39,000	41,811
3.55%, 9/29/25	84,000	92,417
4.30%, 7/22/27	45,000	51,335
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(c)	176,000	182,589

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2021

Investments	Principal Amount	Value

RELX Capital, Inc. 4.00%, 3/18/29	$17,000	$19,338

Reynolds American, Inc. 4.45%, 6/12/25	90,000	99,818
5.70%, 8/15/35	169,000	204,274
5.85%, 8/15/45	119,000	146,081

Total United Kingdom		1,023,599
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,363,792)		1,381,028

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(d)
(Cost: $529,568)	529,568	529,568

TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $48,464,809)		48,874,816

Other Assets less Liabilities – 0.3%		153,264

NET ASSETS – 100.0%		$49,028,080
(a)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $610,111. The Fund also had securities on loan having a total market value of $4,985 that were sold and pending settlement. The total market value of the collateral held by the Fund was $631,566. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $101,998.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of June 30, 2021 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$46,964,220	$—	$46,964,220
Foreign Corporate Bonds	—	1,381,028	—	1,381,028
Investment of Cash Collateral for Securities Loaned	—	529,568	—	529,568
Total Investments in Securities	$—	$48,874,816	$—	$48,874,816

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 96.5%

United States – 96.5%

ACCO Brands Corp. 4.25%, 3/15/29(a)	$100,000	$99,135

AdaptHealth LLC 4.63%, 8/1/29(a)	80,000	81,305

ADT Security Corp. (The) 3.50%, 7/15/22	36,000	36,794
4.88%, 7/15/32(a)	260,000	274,747

Adtalem Global Education, Inc. 5.50%, 3/1/28(a)	210,000	213,923

AECOM 5.13%, 3/15/27	497,000	554,582

Allison Transmission, Inc. 5.88%, 6/1/29(a)	550,000	604,764

Ally Financial, Inc. 8.00%, 11/1/31	539,000	776,014

AMC Networks, Inc. 5.00%, 4/1/24	98,000	99,614
4.75%, 8/1/25	693,000	712,009

American Axle & Manufacturing, Inc. 6.25%, 4/1/25(b)	205,000	212,306

AmeriGas Partners L.P. 5.50%, 5/20/25	600,000	661,722
5.75%, 5/20/27	300,000	335,886

Amkor Technology, Inc. 6.63%, 9/15/27(a)	332,000	358,261

Antero Midstream Partners L.P. 5.75%, 1/15/28(a)	845,000	890,224

Antero Resources Corp. 7.63%, 2/1/29(a)	450,000	500,900

Apache Corp. 4.75%, 4/15/43	490,000	510,026

APX Group, Inc. 6.75%, 2/15/27(a)	498,000	531,082

Aramark Services, Inc. 6.38%, 5/1/25(a)	309,000	328,618
5.00%, 2/1/28(a)	400,000	418,796

Archrock Partners L.P. 6.88%, 4/1/27(a)	253,000	269,172
6.25%, 4/1/28(a)	60,000	62,695

ASGN, Inc. 4.63%, 5/15/28(a)	189,000	198,202

Audacy Capital Corp. 6.75%, 3/31/29(a)	220,000	228,864

Avantor Funding, Inc. 4.63%, 7/15/28(a)	300,000	316,932

Avient Corp. 5.75%, 5/15/25(a)	135,000	143,049

Axalta Coating Systems LLC 3.38%, 2/15/29(a)	250,000	244,760

B&G Foods, Inc. 5.25%, 4/1/25	283,000	291,196
5.25%, 9/15/27	257,000	267,971

Ball Corp. 4.00%, 11/15/23	124,000	131,646
5.25%, 7/1/25	377,000	427,326
2.88%, 8/15/30	100,000	98,250

Bally’s Corp. 6.75%, 6/1/27(a)	250,000	266,863

Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	909,000	989,637

Bed Bath & Beyond, Inc. 5.17%, 8/1/44	270,000	251,332

Berry Global, Inc. 4.50%, 2/15/26(a)(b)	382,000	390,992
5.63%, 7/15/27(a)	39,000	41,301

Black Knight InfoServ LLC 3.63%, 9/1/28(a)	250,000	249,360

Booz Allen Hamilton, Inc. 3.88%, 9/1/28(a)	50,000	51,055

Boyd Gaming Corp. 8.63%, 6/1/25(a)	319,000	351,720

Brink’s Co. (The) 4.63%, 10/15/27(a)	50,000	52,272

Brookfield Property REIT, Inc. 5.75%, 5/15/26(a)	473,000	497,468

Builders FirstSource, Inc. 5.00%, 3/1/30(a)	243,000	255,395

Cable One, Inc. 4.00%, 11/15/30(a)	90,000	90,491

Catalent Pharma Solutions, Inc. 3.13%, 2/15/29(a)	50,000	48,512

CCO Holdings LLC 5.13%, 5/1/27(a)	341,000	357,787
5.00%, 2/1/28(a)	230,000	241,555
5.38%, 6/1/29(a)	242,000	264,629
4.75%, 3/1/30(a)	440,000	465,274
4.50%, 8/15/30(a)	850,000	887,545
4.25%, 2/1/31(a)	10,000	10,201
4.50%, 5/1/32	57,000	59,062

CDK Global, Inc. 4.88%, 6/1/27	258,000	273,681

CDW LLC 4.25%, 4/1/28	309,000	324,589

Cedar Fair L.P. 5.50%, 5/1/25(a)	485,000	507,543

Centene Corp. 5.38%, 6/1/26(a)	147,000	153,675
3.00%, 10/15/30	1,040,000	1,069,650

CF Industries, Inc. 5.38%, 3/15/44	335,000	415,102

Charles River Laboratories International, Inc. 4.25%, 5/1/28(a)	228,000	236,536

Charter Communications Operating LLC 3.70%, 4/1/51	1,017,000	1,013,298

Chemours Co. (The) 7.00%, 5/15/25(b)	190,000	196,414
5.38%, 5/15/27(b)	259,000	281,157

Churchill Downs, Inc. 5.50%, 4/1/27(a)	354,000	369,742

Clean Harbors, Inc. 4.88%, 7/15/27(a)	178,000	187,140

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/28(a)	$920,000	$964,362

Clearway Energy Operating LLC 4.75%, 3/15/28(a)	307,000	322,700
3.75%, 2/15/31(a)	150,000	149,291

CNX Resources Corp. 6.00%, 1/15/29(a)	10,000	10,825

CommScope Technologies LLC 6.00%, 6/15/25(a)	803,000	820,955
5.00%, 3/15/27(a)	939,000	961,564

CommScope, Inc. 6.00%, 3/1/26(a)	250,000	264,123
8.25%, 3/1/27(a)	372,000	398,159

Community Health Systems, Inc.
6.63%, 2/15/25(a)	1,042,000	1,102,457
8.00%, 3/15/26(a)	209,000	225,505
8.00%, 12/15/27(a)(b)	504,000	561,587
4.75%, 2/15/31(a)	1,240,000	1,245,406

Compass Minerals International, Inc. 6.75%, 12/1/27(a)	370,000	398,139

Consolidated Communications, Inc. 6.50%, 10/1/28(a)	250,000	268,873

Continental Resources, Inc. 4.50%, 4/15/23	12,000	12,538
4.38%, 1/15/28	360,000	398,351
4.90%, 6/1/44(b)	141,000	159,426

CoreLogic, Inc. 4.50%, 5/1/28(a)	280,000	278,510

Cornerstone Building Brands, Inc. 6.13%, 1/15/29(a)	350,000	376,534

Coty, Inc. 6.50%, 4/15/26(a)(b)	286,000	289,841

Crestwood Midstream Partners L.P. 5.75%, 4/1/25	596,000	613,415

Crown Americas LLC 4.75%, 2/1/26	50,000	51,923

CSC Holdings LLC 5.50%, 4/15/27(a)	400,000	420,196
5.38%, 2/1/28(a)	1,128,000	1,193,458
7.50%, 4/1/28(a)	550,000	603,218
6.50%, 2/1/29(a)	500,000	554,035
4.63%, 12/1/30(a)	582,000	571,140

CVR Partners L.P. 9.25%, 6/15/23(a)	77,000	77,238

DaVita, Inc. 4.63%, 6/1/30(a)	200,000	205,928
3.75%, 2/15/31(a)	1,362,000	1,309,032

Del Monte Foods, Inc. 11.88%, 5/15/25(a)	164,000	187,347

Delta Air Lines, Inc. 3.63%, 3/15/22	93,000	94,385
3.80%, 4/19/23	230,000	238,979
2.90%, 10/28/24	679,000	691,568
3.75%, 10/28/29	286,000	286,046

Devon Energy Corp. 5.00%, 6/15/45	130,000	153,171

Diamond Sports Group LLC 5.38%, 8/15/26(a)	1,335,000	866,775
6.63%, 8/15/27(a)	1,304,000	641,738

DISH DBS Corp. 5.88%, 7/15/22	4,000	4,176
5.00%, 3/15/23	276,000	289,554
5.88%, 11/15/24	433,000	465,501
7.75%, 7/1/26	1,539,000	1,743,333
5.13%, 6/1/29(a)	270,000	266,995

Diversified Healthcare Trust 4.75%, 2/15/28	317,000	314,784
4.38%, 3/1/31	159,000	153,128

Dycom Industries, Inc. 4.50%, 4/15/29(a)	40,000	40,424

Edgewell Personal Care Co. 4.13%, 4/1/29(a)	110,000	111,256

Element Solutions, Inc. 3.88%, 9/1/28(a)	70,000	71,484

Encompass Health Corp. 4.50%, 2/1/28	547,000	568,103

Energizer Holdings, Inc. 4.75%, 6/15/28(a)	239,000	245,852
4.38%, 3/31/29(a)	231,000	231,566

EnLink Midstream LLC 5.63%, 1/15/28(a)	70,000	74,324

EnLink Midstream Partners L.P. 5.45%, 6/1/47	240,000	213,715

EPR Properties 3.75%, 8/15/29	126,000	126,548

EQM Midstream Partners L.P. 6.00%, 7/1/25(a)	284,000	309,762
5.50%, 7/15/28	971,000	1,049,777
4.75%, 1/15/31(a)	300,000	309,477
6.50%, 7/15/48	86,000	91,924

ESH Hospitality, Inc. 5.25%, 5/1/25(a)	347,000	353,593

Fluor Corp. 4.25%, 9/15/28(b)	452,000	459,670

Ford Motor Co. 8.50%, 4/21/23	797,000	890,121
9.00%, 4/22/25	922,000	1,136,974
4.35%, 12/8/26	170,000	182,772
9.63%, 4/22/30	176,000	252,822
4.75%, 1/15/43	198,000	211,395
5.29%, 12/8/46	218,000	243,654

Ford Motor Credit Co. LLC 3.34%, 3/28/22	50,000	50,786
3.35%, 11/1/22	200,000	205,168
4.14%, 2/15/23	7,000	7,267
4.54%, 8/1/26	150,000	163,592

Fortress Transportation & Infrastructure Investors LLC 5.50%, 5/1/28(a)	280,000	291,990

Freeport-McMoRan, Inc. 3.88%, 3/15/23	526,000	548,923
5.25%, 9/1/29	450,000	496,967
5.40%, 11/14/34	60,000	72,899
5.45%, 3/15/43	204,000	249,822

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

Gap, Inc. (The) 8.63%, 5/15/25(a)	$500,000	$549,010

Gartner, Inc. 3.75%, 10/1/30(a)	187,000	191,505

Genesis Energy L.P. 7.75%, 2/1/28	650,000	672,672

GLP Capital L.P. 5.38%, 4/15/26	150,000	172,727
4.00%, 1/15/31	224,000	241,886

Go Daddy Operating Co. LLC 3.50%, 3/1/29(a)	150,000	149,507

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/26	354,000	364,234
4.88%, 3/15/27(b)	300,000	318,825
5.25%, 7/15/31(a)	670,000	700,304

Gray Television, Inc. 5.88%, 7/15/26(a)	548,000	566,237
7.00%, 5/15/27(a)	300,000	326,061
4.75%, 10/15/30(a)	10,000	9,969

Greif, Inc. 6.50%, 3/1/27(a)	511,000	539,110

Griffon Corp. 5.75%, 3/1/28	444,000	472,061

Group 1 Automotive, Inc. 4.00%, 8/15/28(a)	92,000	93,687

GrubHub Holdings, Inc. 5.50%, 7/1/27(a)	299,000	315,373

Hanesbrands, Inc. 4.88%, 5/15/26(a)	437,000	472,716

HCA, Inc. 5.38%, 2/1/25	94,000	106,091
3.50%, 9/1/30	1,259,000	1,341,628

Hilton Domestic Operating Co., Inc. 5.38%, 5/1/25(a)	364,000	383,849
5.75%, 5/1/28(a)	339,000	367,123

Hilton Worldwide Finance LLC 4.88%, 4/1/27	260,000	271,661

HLF Financing Sarl LLC 4.88%, 6/1/29(a)	90,000	90,801

Holly Energy Partners L.P. 5.00%, 2/1/28(a)	285,000	292,712

Hologic, Inc. 3.25%, 2/15/29(a)	160,000	159,307

Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	250,000	265,625

Hughes Satellite Systems Corp. 5.25%, 8/1/26	154,000	173,011
6.63%, 8/1/26	404,000	453,619

iHeartCommunications, Inc. 8.38%, 5/1/27	1,400,000	1,504,174
4.75%, 1/15/28(a)	76,000	78,417

Ingevity Corp. 3.88%, 11/1/28(a)	20,000	19,980

IQVIA, Inc. 5.00%, 5/15/27(a)	200,000	209,558

Iron Mountain, Inc. 4.88%, 9/15/27(a)	203,000	210,708
5.25%, 3/15/28(a)	432,000	452,961
4.88%, 9/15/29(a)	318,000	328,847
5.63%, 7/15/32(a)	796,000	858,104

iStar, Inc. 4.25%, 8/1/25	160,000	164,630

J2 Global, Inc. 4.63%, 10/15/30(a)	300,000	310,875

JBS USA LUX S.A. 6.75%, 2/15/28(a)	434,000	477,400
6.50%, 4/15/29(a)	34,000	38,371
5.50%, 1/15/30(a)	186,000	206,838

Kaiser Aluminum Corp. 4.50%, 6/1/31(a)	230,000	236,879

Kennedy-Wilson, Inc. 5.00%, 3/1/31	220,000	227,234

KFC Holding Co. 4.75%, 6/1/27(a)	193,000	202,106

Koppers, Inc. 6.00%, 2/15/25(a)	225,000	232,517

Kraft Heinz Foods Co. 5.20%, 7/15/45	539,000	670,279
4.38%, 6/1/46	1,610,000	1,825,917
5.50%, 6/1/50	36,000	47,047

L Brands, Inc. 5.25%, 2/1/28	336,000	377,069
6.88%, 11/1/35	1,039,000	1,317,785
6.75%, 7/1/36	161,000	202,057

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/22(a)	50,000	50,305
4.25%, 2/1/27(a)	90,000	90,216

Lamar Media Corp. 4.00%, 2/15/30	125,000	126,828
3.63%, 1/15/31(a)	110,000	107,708

Lamb Weston Holdings, Inc. 4.63%, 11/1/24(a)	5,000	5,176
4.88%, 11/1/26(a)	277,000	286,587
4.88%, 5/15/28(a)	9,000	9,978

Lennar Corp. 4.13%, 1/15/22	110,000	111,123
4.75%, 11/29/27	70,000	80,963

Level 3 Financing, Inc. 5.38%, 5/1/25	400,000	409,320
4.25%, 7/1/28(a)	200,000	203,088
3.63%, 1/15/29(a)	520,000	503,105

Lions Gate Capital Holdings LLC 5.50%, 4/15/29(a)	240,000	253,404

Lithia Motors, Inc. 4.38%, 1/15/31(a)	98,000	105,111

LPL Holdings, Inc. 4.00%, 3/15/29(a)	100,000	100,833

Lumen Technologies, Inc. 5.80%, 3/15/22, Series T	330,000	340,072
6.75%, 12/1/23, Series W	514,000	570,124
7.50%, 4/1/24, Series Y	177,000	198,911
5.63%, 4/1/25	307,000	333,077
5.13%, 12/15/26(a)	635,000	660,241

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

Macy’s, Inc. 8.38%, 6/15/25(a)	$500,000	$550,915

Magic Mergeco, Inc. 7.88%, 5/1/29(a)	758,000	781,953

Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	575,000	611,950

Masonite International Corp. 5.38%, 2/1/28(a)	166,000	176,860

Mattel, Inc. 6.75%, 12/31/25(a)	123,000	129,228
5.88%, 12/15/27(a)	150,000	163,680

Maxim Crane Works Holdings Capital LLC 10.13%, 8/1/24(a)	418,000	432,367

MDC Partners, Inc. 7.50%, 5/1/24(a)	539,000	547,112

MEDNAX, Inc. 6.25%, 1/15/27(a)	354,000	375,251

MGM Growth Properties Operating Partnership L.P. 5.63%, 5/1/24	500,000	542,260
4.50%, 9/1/26	553,000	591,257

MGM Resorts International 6.75%, 5/1/25	315,000	337,891
4.63%, 9/1/26(b)	76,000	80,400
5.50%, 4/15/27	655,000	720,814
4.75%, 10/15/28	28,000	29,843

Microchip Technology, Inc. 4.25%, 9/1/25	20,000	21,026

Midwest Gaming Borrower LLC 4.88%, 5/1/29(a)	270,000	270,988

Molina Healthcare, Inc. 3.88%, 11/15/30(a)	400,000	416,928

MPH Acquisition Holdings LLC 5.75%, 11/1/28(a)	390,000	392,344

MPT Operating Partnership L.P. 5.25%, 8/1/26	212,000	218,513
5.00%, 10/15/27	198,000	210,217
4.63%, 8/1/29	181,000	194,227

MSCI, Inc. 5.38%, 5/15/27(a)	50,000	53,383
4.00%, 11/15/29(a)	270,000	285,179
3.88%, 2/15/31(a)	19,000	19,742

Murphy Oil USA, Inc. 4.75%, 9/15/29	92,000	96,871

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/27(a)	930,000	965,582

Navient Corp. 5.50%, 1/25/23	267,000	281,845
6.13%, 3/25/24	256,000	276,979
5.88%, 10/25/24	174,000	188,428
6.75%, 6/25/25	274,000	303,436
6.75%, 6/15/26	269,000	300,540
5.00%, 3/15/27	162,000	168,235
4.88%, 3/15/28	140,000	140,874

NCR Corp. 5.00%, 10/1/28(a)	500,000	517,295
5.13%, 4/15/29(a)	440,000	454,256

Newell Brands, Inc. 4.35%, 4/1/23	15,000	15,784
4.70%, 4/1/26	238,000	265,684
6.00%, 4/1/46	223,000	284,423

Newmark Group, Inc. 6.13%, 11/15/23	115,000	126,645

News Corp. 3.88%, 5/15/29(a)	200,000	202,130

Nexstar Broadcasting, Inc. 5.63%, 7/15/27(a)	500,000	532,080
4.75%, 11/1/28(a)	340,000	349,727

NextEra Energy Operating Partners L.P. 4.25%, 7/15/24(a)	88,000	92,900
4.25%, 9/15/24(a)	7,000	7,415
3.88%, 10/15/26(a)	209,000	221,281

Nielsen Finance LLC 5.88%, 10/1/30(a)	470,000	512,812

Nordstrom, Inc. 5.00%, 1/15/44	595,000	594,476

NortonLifeLock, Inc. 5.00%, 4/15/25(a)	177,000	179,513

NRG Energy, Inc. 7.25%, 5/15/26	531,000	551,948
5.75%, 1/15/28	395,000	422,180
5.25%, 6/15/29(a)	407,000	433,785

Nuance Communications, Inc. 5.63%, 12/15/26	215,000	225,154

NuStar Logistics L.P. 5.63%, 4/28/27	273,000	292,577
6.38%, 10/1/30	202,000	223,351

Occidental Petroleum Corp. 2.70%, 2/15/23	330,000	337,531
2.90%, 8/15/24	550,000	562,958
3.40%, 4/15/26	271,000	278,089
6.45%, 9/15/36	713,000	853,133
4.50%, 7/15/44	900,000	873,756
4.40%, 4/15/46	250,000	241,763
4.40%, 8/15/49	500,000	481,150

Oceaneering International, Inc. 4.65%, 11/15/24	225,000	226,755

Olin Corp. 5.13%, 9/15/27(b)	675,000	706,064

ON Semiconductor Corp. 3.88%, 9/1/28(a)	198,000	204,225

OneMain Finance Corp. 5.63%, 3/15/23	211,000	226,004
6.13%, 3/15/24	249,000	268,210
6.88%, 3/15/25	394,000	444,925
8.88%, 6/1/25	114,000	126,433
7.13%, 3/15/26	91,000	106,101
5.38%, 11/15/29	572,000	623,823
4.00%, 9/15/30	420,000	417,005

Organon & Co. 5.13%, 4/30/31(a)	1,120,000	1,154,317

Outfront Media Capital LLC 4.63%, 3/15/30(a)	316,000	320,762

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

Owens & Minor, Inc. 4.50%, 3/31/29(a)	$70,000	$72,004

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)(b)	641,000	691,517

Par Pharmaceutical, Inc. 7.50%, 4/1/27(a)	1,034,000	1,058,475

Park Intermediate Holdings LLC 5.88%, 10/1/28(a)	400,000	426,320

Party City Holdings, Inc. 8.75%, 2/15/26(a)	270,000	289,232

Patterson-UTI Energy, Inc. 3.95%, 2/1/28(b)	248,000	251,194

PBF Holding Co. LLC 9.25%, 5/15/25(a)	322,000	324,821
7.25%, 6/15/25(b)	679,000	516,251
6.00%, 2/15/28	490,000	328,006

PBF Logistics L.P. 6.88%, 5/15/23(b)	383,000	378,596

Peabody Energy Corp. 6.38%, 3/31/25(a)	511,000	376,960

Pilgrim’s Pride Corp. 5.88%, 9/30/27(a)	223,000	238,064
4.25%, 4/15/31(a)	170,000	176,372

Plains All American Pipeline L.P. 4.70%, 6/15/44	310,000	329,096

Plantronics, Inc. 4.75%, 3/1/29(a)(b)	190,000	188,649

Post Holdings, Inc. 5.75%, 3/1/27(a)	437,000	458,063
5.63%, 1/15/28(a)	276,000	293,504
5.50%, 12/15/29(a)	139,000	148,986
4.63%, 4/15/30(a)	768,000	782,124
4.50%, 9/15/31(a)	570,000	569,555

Prestige Brands, Inc. 3.75%, 4/1/31(a)	120,000	116,065

Prime Healthcare Services, Inc. 7.25%, 11/1/25(a)	503,000	545,146

Prime Security Services Borrower LLC 5.25%, 4/15/24(a)	550,000	589,881
5.75%, 4/15/26(a)	544,000	602,284
6.25%, 1/15/28(a)	489,000	521,558

QVC, Inc. 4.38%, 3/15/23	15,000	15,829
4.85%, 4/1/24	48,000	52,183
4.45%, 2/15/25	280,000	299,138
4.75%, 2/15/27	322,000	342,122

Rackspace Technology Global, Inc. 3.50%, 2/15/28(a)	330,000	319,800

Radian Group, Inc. 6.63%, 3/15/25	171,000	193,351

Realogy Group LLC 7.63%, 6/15/25(a)	748,000	812,410

Renewable Energy Group, Inc. 5.88%, 6/1/28(a)	20,000	21,043

RHP Hotel Properties L.P. 4.75%, 10/15/27	204,000	209,632
4.50%, 2/15/29(a)	60,000	60,415

Sabre GLBL, Inc. 9.25%, 4/15/25(a)	300,000	357,003

Sally Holdings LLC 5.63%, 12/1/25	51,000	52,671

SBA Communications Corp. 4.88%, 9/1/24	156,000	158,942

Scientific Games International, Inc. 5.00%, 10/15/25(a)	616,000	636,383
8.25%, 3/15/26(a)	570,000	612,476
7.25%, 11/15/29(a)	363,000	409,954

Scotts Miracle-Gro Co. (The) 4.00%, 4/1/31(a)	113,000	112,939

Scripps Escrow II, Inc. 5.38%, 1/15/31(a)	500,000	499,165

Select Medical Corp. 6.25%, 8/15/26(a)	402,000	428,584

Sensata Technologies, Inc. 3.75%, 2/15/31(a)	204,000	202,040

Service Corp. International 4.63%, 12/15/27	84,000	89,221
5.13%, 6/1/29	67,000	72,802
3.38%, 8/15/30	248,000	243,670

Service Properties Trust 4.35%, 10/1/24	500,000	505,000

Silgan Holdings, Inc. 4.13%, 2/1/28	118,000	122,661

Sinclair Television Group, Inc. 5.50%, 3/1/30(a)	200,000	203,942
4.13%, 12/1/30(a)	200,000	196,890

Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	173,000	173,524
4.63%, 7/15/24(a)	100,000	102,762
5.38%, 7/15/26(a)	1,167,000	1,205,324
5.50%, 7/1/29(a)	300,000	327,171
4.13%, 7/1/30(a)	10,000	10,128

Six Flags Entertainment Corp. 4.88%, 7/31/24(a)	274,000	276,880
5.50%, 4/15/27(a)(b)	124,000	128,745

Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	74,000	79,819

Spectrum Brands, Inc. 5.75%, 7/15/25	100,000	102,590
3.88%, 3/15/31(a)	80,000	78,681

Spirit AeroSystems, Inc. 5.50%, 1/15/25(a)	38,000	40,491
7.50%, 4/15/25(a)	450,000	481,973
4.60%, 6/15/28(b)	255,000	250,866

Sprint Corp. 7.88%, 9/15/23	100,000	113,768
7.13%, 6/15/24	300,000	346,983
7.63%, 2/15/25	700,000	832,013
7.63%, 3/1/26	480,000	587,880

SS&C Technologies, Inc. 5.50%, 9/30/27(a)	355,000	376,822

SSL Robotics LLC 9.75%, 12/31/23(a)	308,000	340,075

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

Station Casinos LLC 4.50%, 2/15/28(a)	$200,000	$203,198

Suburban Propane Partners L.P. 5.00%, 6/1/31(a)	310,000	317,722

SunCoke Energy Partners L.P. 7.50%, 6/15/25(a)	582,000	604,553

Sunoco L.P. 5.50%, 2/15/26	578,000	596,103

Syneos Health, Inc. 3.63%, 1/15/29(a)	150,000	148,812

T-Mobile USA, Inc. 5.38%, 4/15/27	161,000	171,644
4.75%, 2/1/28	293,000	314,568
2.88%, 2/15/31	430,000	426,990

Taylor Morrison Communities, Inc. 5.13%, 8/1/30(a)	210,000	227,745

TEGNA, Inc. 4.63%, 3/15/28	381,000	395,539
5.00%, 9/15/29	530,000	555,021

Teleflex, Inc. 4.63%, 11/15/27	279,000	297,403

Tempur Sealy International, Inc. 4.00%, 4/15/29(a)	120,000	122,165

Tenet Healthcare Corp. 6.75%, 6/15/23	696,000	758,953
4.63%, 7/15/24	123,000	124,872
4.63%, 9/1/24(a)	114,000	117,132
4.88%, 1/1/26(a)	515,000	534,029
6.25%, 2/1/27(a)	415,000	434,061
6.13%, 10/1/28(a)	700,000	745,752

Tenneco, Inc. 5.00%, 7/15/26(b)	412,000	410,558
7.88%, 1/15/29(a)	370,000	418,144

Terex Corp. 5.00%, 5/15/29(a)	170,000	177,274

TerraForm Power Operating LLC 4.25%, 1/31/23(a)	540,000	556,448
5.00%, 1/31/28(a)	329,000	348,622

Time Warner Cable LLC 4.50%, 9/15/42	204,000	228,123

TransDigm, Inc. 6.25%, 3/15/26(a)	686,000	724,080
6.38%, 6/15/26	319,000	330,682
5.50%, 11/15/27	382,000	398,655
4.88%, 5/1/29(a)	931,000	941,315

Transocean, Inc. 11.50%, 1/30/27(a)	545,000	583,237
8.00%, 2/1/27(a)	300,000	252,525

Travel & Leisure Co. 6.63%, 7/31/26(a)	30,000	34,022

TreeHouse Foods, Inc. 4.00%, 9/1/28	244,000	242,948

TriNet Group, Inc. 3.50%, 3/1/29(a)	30,000	29,662

Tronox, Inc. 4.63%, 3/15/29(a)	380,000	384,594

TTM Technologies, Inc. 4.00%, 3/1/29(a)(b)	130,000	130,900

Tutor Perini Corp. 6.88%, 5/1/25(a)(b)	296,000	306,561

Twitter, Inc. 3.88%, 12/15/27(a)(b)	188,000	199,876

U.S. Foods, Inc. 6.25%, 4/15/25(a)	297,000	315,257
4.75%, 2/15/29(a)	330,000	336,960

Under Armour, Inc. 3.25%, 6/15/26	153,000	158,750

United Natural Foods, Inc. 6.75%, 10/15/28(a)	250,000	269,415

United Rentals North America, Inc. 5.88%, 9/15/26	368,000	382,341
5.50%, 5/15/27	700,000	742,105
4.88%, 1/15/28	249,000	264,513
5.25%, 1/15/30	9,000	9,871

Uniti Group L.P. 7.88%, 2/15/25(a)	1,450,000	1,554,009

Univar Solutions USA, Inc. 5.13%, 12/1/27(a)	178,000	187,395

Universal Health Services, Inc. 2.65%, 10/15/30(a)	41,000	41,290

Urban One, Inc. 7.38%, 2/1/28(a)	170,000	183,790

USA Compression Partners L.P. 6.88%, 4/1/26	395,000	415,141

Vail Resorts, Inc. 6.25%, 5/15/25(a)	117,000	125,329

Valvoline, Inc. 4.25%, 2/15/30(a)	100,000	103,524
3.63%, 6/15/31(a)	90,000	90,059

Vector Group Ltd. 5.75%, 2/1/29(a)	310,000	316,541

ViacomCBS, Inc.
5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(c)	250,000	254,680
6.25%, 2/28/57, (6.25% fixed rate until 2/28/27; 3- month U.S. dollar Interbank Offered Rate + 3.899% thereafter)(c)	189,000	216,717

VICI Properties LP 4.13%, 8/15/30(a)	640,000	660,896

Victors Merger Corp. 6.38%, 5/15/29(a)	130,000	131,130

Vine Energy Holdings LLC 6.75%, 4/15/29(a)	360,000	379,307

Vista Outdoor, Inc. 4.50%, 3/15/29(a)	80,000	81,452

Vistra Operations Co. LLC 5.50%, 9/1/26(a)	637,000	657,945
5.63%, 2/15/27(a)	690,000	718,076

W&T Offshore, Inc. 9.75%, 11/1/23(a)	442,000	429,363

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (concluded)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2021

Investments	Principal Amount	Value

WESCO Distribution, Inc. 7.13%, 6/15/25(a)	$494,000	$534,350

Western Digital Corp. 4.75%, 2/15/26	453,000	503,745

Western Midstream Operating L.P. 3.95%, 6/1/25	549,000	571,322
4.65%, 7/1/26	270,000	289,894
5.30%, 2/1/30	371,000	417,089

Westinghouse Air Brake Technologies Corp. 4.95%, 9/15/28	10,000	11,627

Williams Scotsman International, Inc. 4.63%, 8/15/28(a)	50,000	51,652

Xerox Corp. 4.38%, 3/15/23	290,000	303,160

Xerox Holdings Corp. 5.50%, 8/15/28(a)	410,000	425,182

XPO Logistics, Inc.
6.13%, 9/1/23(a)	241,000	243,065
6.25%, 5/1/25(a)	401,000	427,125

Yum! Brands, Inc. 4.75%, 1/15/30(a)	20,000	21,657
TOTAL U.S. CORPORATE BONDS (Cost: $149,096,934)		152,823,053

FOREIGN CORPORATE BONDS – 0.7%

Canada – 0.3%

Open Text Holdings, Inc. 4.13%, 2/15/30(a)	140,000	142,860

Primo Water Holdings, Inc. 4.38%, 4/30/29(a)	270,000	270,330

Total Canada		413,190

Germany – 0.4%

Deutsche Bank AG

5.88%, 7/8/31, (5.88% fixed rate until 4/8/30; Secured Overnight Financing Rate + 5.44% thereafter)(c)	545,000	639,263
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,033,108)		1,052,453

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%

United States – 2.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(d) (Cost: $4,374,775)	4,374,775	4,374,775
TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $154,504,817)		158,250,281
Other Assets less Liabilities – 0.1%		108,718

NET ASSETS – 100.0%		$158,358,999
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,527,773. The Fund also had securities on loan having a total market value of $109,436 that were sold and pending settlement. The total market value of the collateral held by the Fund was $5,023,870. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $649,095.

(c)	Rate shown reflects the accrual rate as of June 30, 2021 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$152,823,053	$—	$152,823,053
Foreign Corporate Bonds	—	1,052,453	—	1,052,453
Investment of Cash Collateral for Securities Loaned	—	4,374,775	—	4,374,775
Total Investments in Securities	$—	$158,250,281	$—	$158,250,281

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2021

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 94.6%

United States – 94.6%

Abbott Laboratories 3.40%, 11/30/23	$51,000	$54,383

AbbVie, Inc. 2.90%, 11/6/22	82,000	84,736
3.20%, 11/6/22	50,000	51,638
2.85%, 5/14/23	139,000	144,730
2.60%, 11/21/24	223,000	235,276
3.80%, 3/15/25	277,000	303,032
3.60%, 5/14/25	334,000	364,711

Agilent Technologies, Inc. 3.88%, 7/15/23	87,000	92,343

Aircastle Ltd. 4.13%, 5/1/24	63,000	67,298

Ally Financial, Inc. 3.88%, 5/21/24	156,000	168,221
5.80%, 5/1/25(a)	37,000	43,041

Altria Group, Inc. 4.40%, 2/14/26	136,000	153,937

American Express Co. 2.65%, 12/2/22	49,000	50,623
3.40%, 2/22/24	79,000	84,570

American Honda Finance Corp. 2.15%, 9/10/24	179,000	187,157

American International Group, Inc. 4.13%, 2/15/24	64,000	69,697
2.50%, 6/30/25	54,000	56,994
3.90%, 4/1/26	110,000	122,851

Ameriprise Financial, Inc. 4.00%, 10/15/23	85,000	91,884

Amgen, Inc. 3.63%, 5/22/24	153,000	164,793

Amphenol Corp. 3.20%, 4/1/24	25,000	26,524

Anthem, Inc. 3.13%, 5/15/22	59,000	60,467
3.50%, 8/15/24	121,000	130,329

Apple, Inc. 2.30%, 5/11/22	42,000	42,700
2.50%, 2/9/25	120,000	127,416
3.25%, 2/23/26	141,000	154,911

Arrow Electronics, Inc. 3.25%, 9/8/24	82,000	87,314

AT&T, Inc. 3.00%, 6/30/22	49,000	50,101
3.95%, 1/15/25	34,000	37,577
3.40%, 5/15/25	167,000	182,025
4.13%, 2/17/26	136,000	153,012

AutoZone, Inc. 3.70%, 4/15/22	26,000	26,469

Avangrid, Inc. 3.20%, 4/15/25	66,000	70,982

Bank of America Corp. 3.30%, 1/11/23	87,000	90,815
4.13%, 1/22/24	19,000	20,695
4.20%, 8/26/24	379,000	416,047
4.00%, 1/22/25	15,000	16,459
3.46%, 3/15/25, (3.458% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 0.97% thereafter)(b)	353,000	377,452
3.95%, 4/21/25, Series L	93,000	102,161
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(b)	161,000	171,581
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(b)	283,000	305,145

Bank of New York Mellon Corp. (The) 2.20%, 8/16/23	100,000	103,649

BBVA USA 2.50%, 8/27/24	152,000	160,054

Becton Dickinson and Co. 3.36%, 6/6/24	71,000	76,089
3.73%, 12/15/24	84,000	91,523

Biogen, Inc. 3.63%, 9/15/22	84,000	87,242

BlackRock, Inc. 3.50%, 3/18/24	78,000	84,338

Block Financial LLC 5.50%, 11/1/22	33,000	34,330

Boardwalk Pipelines L.P. 4.95%, 12/15/24	27,000	30,223

Boeing Co. (The) 4.88%, 5/1/25	207,000	232,099
2.20%, 2/4/26	308,000	311,021
3.10%, 5/1/26	500,000	529,460

Boston Scientific Corp. 3.38%, 5/15/22	20,000	20,536
3.45%, 3/1/24	56,000	59,826

Bristol-Myers Squibb Co. 2.60%, 5/16/22	151,000	154,173
3.25%, 2/20/23	58,000	60,605
3.88%, 8/15/25	49,000	54,549

Broadcom, Inc. 4.70%, 4/15/25	134,000	150,901
3.15%, 11/15/25	34,000	36,481
3.46%, 9/15/26	165,000	179,736
4.11%, 9/15/28	68,000	76,505
3.42%, 4/15/33(c)	292,000	308,089

Burlington Northern Santa Fe LLC 3.00%, 3/15/23	59,000	61,329

Capital One Financial Corp. 3.90%, 1/29/24	200,000	215,904
3.30%, 10/30/24	89,000	95,917
4.25%, 4/30/25	90,000	100,340
4.20%, 10/29/25	136,000	151,960

Caterpillar Financial Services Corp. 0.80%, 11/13/25	156,000	155,178

Celanese U.S. Holdings LLC 3.50%, 5/8/24	20,000	21,414

Charles Schwab Corp. (The) 4.20%, 3/24/25	48,000	53,622

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2021

Investments	Principal Amount	Value

Chevron Corp. 1.55%, 5/11/25	$106,000	$108,629

Chubb INA Holdings, Inc. 3.35%, 5/3/26	84,000	92,355

Cigna Corp.
3.25%, 4/15/25	114,000	122,940
4.13%, 11/15/25	81,000	90,841
4.50%, 2/25/26	134,000	152,676

Citigroup, Inc.
4.05%, 7/30/22	50,000	51,963
3.88%, 10/25/23(a)	285,000	307,646
3.75%, 6/16/24	262,000	285,200
4.00%, 8/5/24	56,000	61,106
3.35%, 4/24/25, (3.352% fixed rate until 4/24/24; 3-month U.S. dollar London Interbank Offered Rate + 0.897% thereafter)(b)	91,000	97,078
4.40%, 6/10/25	273,000	305,102
5.50%, 9/13/25	128,000	149,260

CME Group, Inc. 3.00%, 9/15/22	70,000	72,251

Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	95,000	106,903

Comcast Corp. 3.60%, 3/1/24	133,000	143,688
3.38%, 8/15/25	68,000	74,255
3.95%, 10/15/25	135,000	151,116

Comerica, Inc. 3.70%, 7/31/23	50,000	53,192

Conagra Brands, Inc. 3.20%, 1/25/23	87,000	90,082

Connecticut Light & Power Co. (The) 2.50%, 1/15/23	56,000	57,533

Constellation Brands, Inc. 2.70%, 5/9/22	35,000	35,647
3.20%, 2/15/23	104,000	108,348
4.25%, 5/1/23	28,000	29,877

CVS Health Corp. 3.50%, 7/20/22	50,000	51,403
2.75%, 12/1/22	50,000	51,397
2.63%, 8/15/24	196,000	207,039
4.10%, 3/25/25	167,000	185,215
3.88%, 7/20/25	138,000	152,431

D.R. Horton, Inc. 2.50%, 10/15/24	78,000	81,834

Discover Financial Services 3.85%, 11/21/22	17,000	17,814
3.75%, 3/4/25	114,000	124,486

Dominion Energy, Inc. 2.75%, 9/15/22, Series B	58,000	59,239
3.30%, 3/15/25, Series A	109,000	118,129

DTE Energy Co. 2.53%, 10/1/24, Series C	26,000	27,335

Duke Energy Corp. 2.40%, 8/15/22	40,000	40,842
3.95%, 10/15/23	37,000	39,535

Eastman Chemical Co. 3.60%, 8/15/22	60,000	61,666

Eaton Corp. 2.75%, 11/2/22	88,000	90,876

eBay, Inc. 2.75%, 1/30/23	43,000	44,537

Ecolab, Inc. 3.25%, 1/14/23	32,000	33,258

Enterprise Products Operating LLC 3.75%, 2/15/25	120,000	130,895

EOG Resources, Inc. 2.63%, 3/15/23	45,000	46,473

Equitable Holdings, Inc. 3.90%, 4/20/23	61,000	64,536

Essex Portfolio L.P. 3.88%, 5/1/24	100,000	107,707

Evergy, Inc. 2.45%, 9/15/24	36,000	37,708

Exelon Corp. 3.50%, 6/1/22	93,000	95,378
3.95%, 6/15/25	55,000	60,535

Exxon Mobil Corp. 2.73%, 3/1/23	35,000	36,250
2.71%, 3/6/25	143,000	152,211
2.99%, 3/19/25	127,000	136,340

Fifth Third Bancorp 2.60%, 6/15/22	136,000	138,762

First Horizon Corp. 4.00%, 5/26/25	34,000	37,532

Fiserv, Inc. 2.75%, 7/1/24	122,000	128,706

Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	94,000	100,870

Fox Corp. 3.05%, 4/7/25	47,000	50,345

General Dynamics Corp. 2.25%, 11/15/22	65,000	66,420
3.38%, 5/15/23	78,000	82,235

General Mills, Inc. 2.60%, 10/12/22	78,000	80,035
3.70%, 10/17/23	29,000	31,041

Georgia Power Co. 2.20%, 9/15/24, Series A	82,000	85,419

Gilead Sciences, Inc. 3.50%, 2/1/25	283,000	306,780

Global Payments, Inc. 2.65%, 2/15/25	68,000	71,652

HCA, Inc. 5.25%, 4/15/25	159,000	182,136

Hershey Co. (The) 3.38%, 5/15/23	85,000	89,518

Hewlett Packard Enterprise Co. 1.45%, 4/1/24	222,000	225,847

Honeywell International, Inc. 2.15%, 8/8/22	101,000	102,938

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2021

Investments	Principal Amount	Value

Host Hotels & Resorts L.P. 4.00%, 6/15/25, Series E	$58,000	$62,902

HP, Inc. 2.20%, 6/17/25	54,000	56,089

Humana, Inc. 2.90%, 12/15/22	70,000	72,302

Hyatt Hotels Corp. 5.38%, 4/23/25	74,000	83,662

Intel Corp. 2.88%, 5/11/24	97,000	103,165

Intercontinental Exchange, Inc. 2.35%, 9/15/22	104,000	106,279

International Business Machines Corp. 2.85%, 5/13/22	100,000	102,323
3.00%, 5/15/24	100,000	106,599

Interpublic Group of Cos., Inc. (The) 4.20%, 4/15/24	10,000	10,896

Jabil, Inc. 4.70%, 9/15/22	40,000	41,972

JPMorgan Chase & Co. 3.25%, 9/23/22	50,000	51,801
2.97%, 1/15/23	186,000	188,652
3.38%, 5/1/23	50,000	52,651
3.88%, 2/1/24	71,000	76,985
3.88%, 9/10/24	109,000	118,893
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(b)	84,000	90,681
3.13%, 1/23/25	38,000	40,802
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(b)	359,000	381,394
3.90%, 7/15/25	138,000	152,672

Kellogg Co. 2.65%, 12/1/23	37,000	38,867

Keurig Dr Pepper, Inc. 3.40%, 11/15/25	97,000	106,091

KeyBank NA 3.40%, 5/20/26	250,000	272,970

KLA Corp. 4.65%, 11/1/24	45,000	50,272

Kroger Co. (The) 3.40%, 4/15/22	26,000	26,425

Las Vegas Sands Corp. 3.20%, 8/8/24	127,000	133,321

Leidos, Inc. 2.95%, 5/15/23	107,000	111,299

Lincoln National Corp. 4.00%, 9/1/23	144,000	154,675

Loews Corp. 3.75%, 4/1/26	83,000	92,364

Lowe’s Cos., Inc. 2.50%, 4/15/26	116,000	123,187

LYB International Finance III LLC 2.88%, 5/1/25	87,000	92,462

Marathon Petroleum Corp. 3.63%, 9/15/24	67,000	72,124
4.70%, 5/1/25	49,000	55,297

Marriott International, Inc. 3.60%, 4/15/24	108,000	115,178
5.75%, 5/1/25, Series EE	50,000	57,757

Marsh & McLennan Cos., Inc. 3.30%, 3/14/23	5,000	5,221
3.88%, 3/15/24	67,000	72,701

McCormick & Co., Inc. 2.70%, 8/15/22	89,000	91,108

McDonald’s Corp. 3.25%, 6/10/24	60,000	64,494

McKesson Corp. 2.70%, 12/15/22	50,000	51,348
2.85%, 3/15/23	13,000	13,428

Medtronic, Inc. 3.50%, 3/15/25	45,000	49,418

Merck & Co., Inc. 2.80%, 5/18/23	81,000	84,766

Micron Technology, Inc. 4.64%, 2/6/24	102,000	111,784

Microsoft Corp. 3.13%, 11/3/25	65,000	70,943

MidAmerican Energy Co. 3.50%, 10/15/24	85,000	92,103

Molson Coors Beverage Co. 3.50%, 5/1/22	37,000	37,968

Mondelez International, Inc. 1.50%, 5/4/25	69,000	70,290

Moody’s Corp. 4.88%, 2/15/24	82,000	90,056

Morgan Stanley 2.75%, 5/19/22	60,000	61,336
3.13%, 1/23/23	75,000	78,221
3.74%, 4/24/24, (3.737% fixed rate until 4/24/23; 3-month U.S. dollar London Interbank Offered Rate + 0.847% thereafter)(b)	100,000	105,756
3.70%, 10/23/24	217,000	236,795
2.72%, 7/22/25, (2.72% fixed rate until 7/22/24; Secured Overnight Financing Rate + 1.152% thereafter)(b)	293,000	308,626
4.00%, 7/23/25	100,000	111,391
5.00%, 11/24/25	131,000	151,166
3.88%, 1/27/26	205,000	229,241

MPLX L.P. 4.50%, 7/15/23	47,000	50,312
4.88%, 12/1/24	75,000	84,037
4.00%, 2/15/25	68,000	74,271

NetApp, Inc. 1.88%, 6/22/25	54,000	55,582

NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/24	93,000	98,955

Norfolk Southern Corp. 3.85%, 1/15/24	72,000	77,250

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2021

Investments	Principal Amount	Value

Northern States Power Co. 2.60%, 5/15/23	$54,000	$55,673

Northrop Grumman Corp. 3.25%, 8/1/23	43,000	45,502

NVR, Inc. 3.95%, 9/15/22	39,000	40,291

Old Republic International Corp. 4.88%, 10/1/24	22,000	24,595

Omega Healthcare Investors, Inc. 4.38%, 8/1/23	10,000	10,670

Omnicom Group, Inc. 3.65%, 11/1/24	36,000	39,097

Oracle Corp. 3.63%, 7/15/23	166,000	176,425
2.95%, 11/15/24	48,000	51,160
2.50%, 4/1/25	165,000	173,372
2.95%, 5/15/25	142,000	151,277

Packaging Corp. of America 4.50%, 11/1/23	67,000	72,443

PayPal Holdings, Inc. 1.65%, 6/1/25	55,000	56,509

PepsiCo, Inc. 2.75%, 3/1/23	80,000	83,249

Philip Morris International, Inc. 2.38%, 8/17/22	77,000	78,668
2.50%, 11/2/22	111,000	114,044

Phillips 66 4.30%, 4/1/22	209,000	215,145

Pioneer Natural Resources Co. 1.13%, 1/15/26	156,000	154,551

PNC Financial Services Group, Inc. (The) 3.50%, 1/23/24	137,000	147,117

PPL Capital Funding, Inc. 3.10%, 5/15/26	115,000	123,788

Procter & Gamble Co. (The) 1.00%, 4/23/26	30,000	30,271

Prudential Financial, Inc. 3.50%, 5/15/24	34,000	36,831

Public Service Enterprise Group, Inc. 2.65%, 11/15/22	25,000	25,721
2.88%, 6/15/24	82,000	86,989

QUALCOMM, Inc. 3.45%, 5/20/25	68,000	74,652

Raytheon Technologies Corp. 2.50%, 12/15/22	44,000	45,161

Realty Income Corp. 4.65%, 8/1/23	45,000	48,428

Regions Financial Corp. 3.80%, 8/14/23	45,000	47,999

Reliance Steel & Aluminum Co. 4.50%, 4/15/23	35,000	37,087

Republic Services, Inc. 0.88%, 11/15/25	65,000	64,460

Roper Technologies, Inc. 3.13%, 11/15/22	23,000	23,700
3.65%, 9/15/23	73,000	77,867

Ross Stores, Inc. 0.88%, 4/15/26(a)	90,000	88,246

salesforce.com, Inc. 3.25%, 4/11/23	35,000	36,735

San Diego Gas & Electric Co. 3.60%, 9/1/23, Series NNN	147,000	155,699

Sherwin-Williams Co. (The) 3.45%, 8/1/25	48,000	52,262

Southwest Airlines Co. 5.25%, 5/4/25	70,000	79,990

Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	121,000	122,650

Starbucks Corp. 3.10%, 3/1/23	117,000	122,153

State Street Corp. 3.70%, 11/20/23	28,000	30,229

Stryker Corp. 3.38%, 5/15/24	24,000	25,749

Synchrony Financial 4.25%, 8/15/24	162,000	177,147

Sysco Corp. 2.60%, 6/12/22	45,000	45,959
5.65%, 4/1/25	44,000	51,055

Tapestry, Inc. 3.00%, 7/15/22	37,000	37,749

Target Corp. 2.25%, 4/15/25	54,000	56,695

Teledyne Technologies, Inc. 1.60%, 4/1/26	80,000	80,282

Textron, Inc. 4.30%, 3/1/24	77,000	83,449

TJX Cos., Inc. (The) 2.50%, 5/15/23	42,000	43,467

Toyota Motor Credit Corp. 3.00%, 4/1/25	221,000	237,608

Truist Bank 2.80%, 5/17/22	102,000	104,095
3.20%, 4/1/24	46,000	49,233

Truist Financial Corp. 2.75%, 4/1/22	164,000	166,777
3.05%, 6/20/22	38,000	38,951
2.50%, 8/1/24	65,000	68,573

TWDC Enterprises 18 Corp. 2.35%, 12/1/22	96,000	98,673

Tyson Foods, Inc. 4.50%, 6/15/22	87,000	89,536
3.95%, 8/15/24	14,000	15,239

U.S. Bancorp 2.95%, 7/15/22	157,000	161,076

Union Electric Co. 3.50%, 4/15/24	40,000	42,887

Union Pacific Corp. 3.50%, 6/8/23	80,000	84,680
3.15%, 3/1/24	54,000	57,635

United Parcel Service, Inc. 2.50%, 4/1/23	83,000	86,010

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2021

Investments	Principal Amount	Value

UnitedHealth Group, Inc. 2.38%, 8/15/24	$94,000	$98,939

Valero Energy Corp. 3.65%, 3/15/25	50,000	54,526

Ventas Realty L.P. 4.13%, 1/15/26	109,000	122,065

Verizon Communications, Inc. 3.50%, 11/1/24	140,000	151,560
3.38%, 2/15/25	46,000	49,991
1.68%, 10/30/30	100,000	95,676

VF Corp. 2.40%, 4/23/25	34,000	35,676

ViacomCBS, Inc. 4.75%, 5/15/25	111,000	125,641
4.00%, 1/15/26	82,000	91,237

Walmart, Inc. 3.40%, 6/26/23	143,000	151,473

Walt Disney Co. (The) 3.35%, 3/24/25	46,000	50,071

Wells Fargo & Co. 4.48%, 1/16/24	200,000	219,076
3.75%, 1/24/24	233,000	250,708
3.30%, 9/9/24	146,000	157,426
3.00%, 2/19/25	86,000	92,199
3.55%, 9/29/25	138,000	151,828
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; Secured Overnight Financing Rate + 1.087% thereafter)(b)	145,000	151,764
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month U.S. dollar London Interbank Offered Rate + 0.75% thereafter)(b)	100,000	103,800

Western Union Co. (The) 2.85%, 1/10/25	57,000	60,373

WRKCo, Inc. 3.75%, 3/15/25	63,000	68,850

Xilinx, Inc. 2.95%, 6/1/24	76,000	80,454

Zoetis, Inc. 3.25%, 2/1/23	91,000	94,516
TOTAL U.S. CORPORATE BONDS (Cost: $28,788,906)		29,214,839

FOREIGN CORPORATE BONDS – 4.1%

Germany – 1.5%

Deutsche Bank AG 3.70%, 5/30/24	100,000	107,338
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(b)	150,000	162,400
1.69%, 3/19/26	200,000	201,886

Total Germany		471,624

Switzerland – 0.1%

Novartis Capital Corp. 2.40%, 5/17/22	20,000	20,353

United Kingdom – 2.5%

BAT Capital Corp. 3.22%, 8/15/24	169,000	179,591

Diageo Investment Corp. 2.88%, 5/11/22	108,000	110,437

GlaxoSmithKline Capital, Inc. 3.38%, 5/15/23	56,000	59,151

Reynolds American, Inc. 4.85%, 9/15/23	252,000	274,982
4.45%, 6/12/25	137,000	151,945

Total United Kingdom		776,106
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,250,043)		1,268,083

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(d)
(Cost: $231,720)	231,720	231,720

TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $30,270,669)		30,714,642

Other Assets less Liabilities – 0.6%		171,157

NET ASSETS – 100.0%		$30,885,799
(a)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $225,755 and the total market value of the collateral held by the Fund was $231,720.

(b)	Rate shown reflects the accrual rate as of June 30, 2021 on securities with variable or step rates.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (concluded)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$29,214,839	$—	$29,214,839
Foreign Corporate Bonds	—	1,268,083	—	1,268,083
Investment of Cash Collateral for Securities Loaned	—	231,720	—	231,720
Total Investments in Securities	$—	$30,714,642	$—	$30,714,642

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2021

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 98.0%

United States – 98.0%

Abercrombie & Fitch Management Co. 8.75%, 7/15/25(a)	$30,000	$33,299

ADT Security Corp. (The) 3.50%, 7/15/22	52,000	53,147
4.13%, 6/15/23	33,000	34,790

Akumin, Inc. 7.00%, 11/1/25(a)	50,000	51,901

Alliance Resource Operating Partners L.P. 7.50%, 5/1/25(a)	40,000	39,257

Ally Financial, Inc. 5.75%, 11/20/25	50,000	57,413

AMC Networks, Inc. 5.00%, 4/1/24	50,000	50,824

American Axle & Manufacturing, Inc. 6.25%, 4/1/25(b)	106,000	109,778

AmeriGas Partners L.P. 5.50%, 5/20/25	110,000	121,316

APX Group, Inc. 7.88%, 12/1/22	80,000	80,336
7.63%, 9/1/23	30,000	30,848

Aramark Services, Inc. 6.38%, 5/1/25(a)	100,000	106,349

Avient Corp. 5.25%, 3/15/23	43,000	46,107

B&G Foods, Inc. 5.25%, 4/1/25	100,000	102,896

Ball Corp. 5.25%, 7/1/25	60,000	68,009

Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	160,000	174,194

Berry Global, Inc. 4.50%, 2/15/26(a)(b)	60,000	61,412

Berry Petroleum Co. LLC 7.00%, 2/15/26(a)	40,000	40,792

Boyd Gaming Corp. 8.63%, 6/1/25(a)	80,000	88,206

Brinker International, Inc. 5.00%, 10/1/24(a)	40,000	42,296

Brookfield Property REIT, Inc. 5.75%, 5/15/26(a)	50,000	52,587

Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/26(a)	40,000	42,270

Calumet Specialty Products Partners L.P. 7.63%, 1/15/22	13,000	13,001
11.00%, 4/15/25(a)	50,000	54,564

CCO Holdings LLC 4.00%, 3/1/23(a)	22,000	22,228

CDW LLC 4.13%, 5/1/25	56,000	58,572

Cedar Fair L.P. 5.38%, 6/1/24	140,000	141,606

Charter Communications Operating LLC 4.50%, 2/1/24	60,000	65,386

Cinemark USA, Inc. 5.88%, 3/15/26(a)	40,000	42,022

CNX Midstream Partners L.P. 6.50%, 3/15/26(a)	30,000	31,445

Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	31,000	31,553

CommScope Technologies LLC 6.00%, 6/15/25(a)	150,000	153,354

CommScope, Inc. 5.50%, 3/1/24(a)	140,000	144,295
6.00%, 3/1/26(a)	60,000	63,389

Community Health Systems, Inc. 6.63%, 2/15/25(a)	100,000	105,802
8.00%, 3/15/26(a)	260,000	280,532

Continental Resources, Inc. 3.80%, 6/1/24	50,000	52,937

CoreCivic, Inc. 8.25%, 4/15/26	50,000	52,125

Coty, Inc. 6.50%, 4/15/26(a)	60,000	60,806

Covanta Holding Corp. 5.88%, 7/1/25	60,000	62,128

Crestwood Midstream Partners L.P. 5.75%, 4/1/25	40,000	41,169

CSC Holdings LLC 6.75%, 11/15/21	50,000	51,054

Curo Group Holdings Corp. 8.25%, 9/1/25(a)	80,000	83,202

CVR Partners L.P. 9.25%, 6/15/23(a)	17,000	17,053

Delta Air Lines, Inc. 3.80%, 4/19/23	60,000	62,342
2.90%, 10/28/24	80,000	81,481
7.38%, 1/15/26	80,000	93,959

DISH DBS Corp. 5.88%, 7/15/22	214,000	223,416
5.00%, 3/15/23	30,000	31,473

Diversified Healthcare Trust 9.75%, 6/15/25	50,000	55,616

EMC Corp. 3.38%, 6/1/23	37,000	38,433

Enova International, Inc. 8.50%, 9/15/25(a)	40,000	41,575

Enviva Partners L.P. 6.50%, 1/15/26(a)	50,000	52,366

EQM Midstream Partners L.P. 6.00%, 7/1/25(a)	100,000	109,071

ESH Hospitality, Inc. 5.25%, 5/1/25(a)	121,000	123,299

FelCor Lodging L.P. 6.00%, 6/1/25	40,000	40,910

Fluor Corp. 3.50%, 12/15/24(b)	50,000	52,879

Ford Motor Co. 9.00%, 4/22/25	200,000	246,632

Ford Motor Credit Co. LLC 4.06%, 11/1/24	200,000	212,966

Forestar Group, Inc. 3.85%, 5/15/26(a)	40,000	40,447

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2021

Investments	Principal Amount	Value

Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/1/25(a)	$75,000	$77,969

Freeport-McMoRan, Inc. 3.55%, 3/1/22	2,000	2,022

G-III Apparel Group Ltd. 7.88%, 8/15/25(a)	40,000	43,500

Gates Global LLC 6.25%, 1/15/26(a)	50,000	52,526

Genesis Energy L.P. 6.50%, 10/1/25	90,000	91,217

GLP Capital L.P. 3.35%, 9/1/24	70,000	74,241

Golden Entertainment, Inc. 7.63%, 4/15/26(a)	40,000	42,595

Golden Nugget, Inc. 6.75%, 10/15/24(a)	150,000	151,315

Goodyear Tire & Rubber Co. (The) 9.50%, 5/31/25	30,000	33,548

Hanesbrands, Inc. 4.63%, 5/15/24(a)	90,000	95,784
5.38%, 5/15/25(a)	40,000	42,367
4.88%, 5/15/26(a)	50,000	54,086

HAT Holdings I LLC 6.00%, 4/15/25(a)	45,000	47,669

HCA, Inc. 5.88%, 5/1/23	172,000	187,000
5.38%, 2/1/25	100,000	112,863

iHeartCommunications, Inc. 6.38%, 5/1/26	60,000	63,897

iStar, Inc. 5.50%, 2/15/26	170,000	178,272

KAR Auction Services, Inc. 5.13%, 6/1/25(a)	75,000	77,035

KB Home 7.63%, 5/15/23	23,000	25,025

Kraton Polymers LLC 4.25%, 12/15/25(a)	40,000	40,841

Lamb Weston Holdings, Inc. 4.63%, 11/1/24(a)	46,000	47,618

Lannett Co., Inc. 7.75%, 4/15/26(a)	40,000	39,936

Lennar Corp. 4.50%, 4/30/24	34,000	37,223

Lumen Technologies, Inc. 5.80%, 3/15/22, Series T	2,000	2,061
7.50%, 4/1/24, Series Y	209,000	234,872

Magellan Health, Inc. 4.90%, 9/22/24	38,000	42,266

Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	30,000	31,928

Maxim Crane Works Holdings Capital LLC 10.13%, 8/1/24(a)	50,000	51,719

MDC Partners, Inc. 7.50%, 5/1/24(a)	100,000	101,505

MGM Growth Properties Operating Partnership L.P. 4.63%, 6/15/25(a)	70,000	74,833

MGM Resorts International 6.00%, 3/15/23	174,000	186,272

Microchip Technology, Inc. 4.25%, 9/1/25	35,000	36,795

ModivCare, Inc. 5.88%, 11/15/25(a)	50,000	53,553

Molina Healthcare, Inc. 5.38%, 11/15/22	47,000	49,277

Navient Corp. 6.13%, 3/25/24	35,000	37,868
5.88%, 10/25/24	146,000	158,106
6.75%, 6/25/25	100,000	110,743

Newell Brands, Inc. 4.35%, 4/1/23	71,000	74,710

Newmark Group, Inc. 6.13%, 11/15/23	11,000	12,114

NextEra Energy Operating Partners L.P. 4.25%, 7/15/24(a)	60,000	63,341

NortonLifeLock, Inc. 5.00%, 4/15/25(a)	90,000	91,278

NRG Energy, Inc. 7.25%, 5/15/26	140,000	145,523

NuStar Logistics L.P. 5.75%, 10/1/25	50,000	54,561

Occidental Petroleum Corp. 2.70%, 8/15/22	100,000	102,030
2.90%, 8/15/24	354,000	362,340

Oceaneering International, Inc. 4.65%, 11/15/24	40,000	40,312

Olin Corp. 9.50%, 6/1/25(a)	30,000	37,406

OneMain Finance Corp. 6.13%, 3/15/24	231,000	248,822
6.88%, 3/15/25	70,000	79,047
7.13%, 3/15/26	60,000	69,956

Outfront Media Capital LLC 6.25%, 6/15/25(a)	30,000	31,884

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)	50,000	53,941

Park Intermediate Holdings LLC 7.50%, 6/1/25(a)	40,000	43,392

Party City Holdings, Inc. 8.75%, 2/15/26(a)	90,000	96,411

PBF Holding Co. LLC 9.25%, 5/15/25(a)	100,000	100,876

PBF Logistics L.P. 6.88%, 5/15/23(b)	52,000	51,402

PDC Energy, Inc. 6.13%, 9/15/24	80,000	81,894

Peabody Energy Corp. 6.38%, 3/31/25(a)	60,000	44,261

PHH Mortgage Corp. 7.88%, 3/15/26(a)	40,000	41,440

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2021

Investments	Principal Amount	Value

Picasso Finance Sub, Inc. 6.13%, 6/15/25(a)	$50,000	$53,024

Prime Healthcare Services, Inc. 7.25%, 11/1/25(a)	100,000	108,379

Prime Security Services Borrower LLC 5.25%, 4/15/24(a)	117,000	125,484
5.75%, 4/15/26(a)	100,000	110,714

QVC, Inc. 4.38%, 3/15/23	80,000	84,422

Radian Group, Inc. 6.63%, 3/15/25	30,000	33,921

Rattler Midstream L.P. 5.63%, 7/15/25(a)	40,000	42,100

Rayonier AM Products, Inc. 5.50%, 6/1/24(a)(b)	140,000	134,799

Realogy Group LLC 4.88%, 6/1/23(a)	71,000	74,035

Sabre GLBL, Inc. 9.25%, 4/15/25(a)	65,000	77,351
7.38%, 9/1/25(a)	110,000	119,707

Scientific Games International, Inc. 8.63%, 7/1/25(a)(b)	118,000	129,238
8.25%, 3/15/26(a)	150,000	161,178

Sealed Air Corp. 4.88%, 12/1/22(a)	46,000	47,958

SeaWorld Parks & Entertainment, Inc. 9.50%, 8/1/25(a)	54,000	58,223

Service Properties Trust 4.35%, 10/1/24	70,000	70,700
7.50%, 9/15/25	115,000	130,487

Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	108,000	108,327

Six Flags Entertainment Corp. 4.88%, 7/31/24(a)	64,000	64,673

Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	90,000	97,077

Spirit AeroSystems, Inc. 5.50%, 1/15/25(a)	70,000	74,589
7.50%, 4/15/25(a)	100,000	107,105

Sprint Communications, Inc. 6.00%, 11/15/22	190,000	202,150

Sprint Corp. 7.63%, 2/15/25	170,000	202,060
7.63%, 3/1/26	30,000	36,743

SSL Robotics LLC 9.75%, 12/31/23(a)	50,000	55,207

Starwood Property Trust, Inc. 4.75%, 3/15/25	40,000	41,934

SunCoke Energy Partners L.P. 7.50%, 6/15/25(a)	50,000	51,938

Surgery Center Holdings, Inc. 6.75%, 7/1/25(a)	40,000	40,830

T-Mobile USA, Inc. 4.00%, 4/15/22	31,000	31,651

Taylor Morrison Communities, Inc. 5.63%, 3/1/24(a)	23,000	25,049

Tenet Healthcare Corp. 6.75%, 6/15/23	236,000	257,346
4.88%, 1/1/26(a)	100,000	103,695

TerraForm Power Operating LLC 4.25%, 1/31/23(a)	40,000	41,218

Townsquare Media, Inc. 6.88%, 2/1/26(a)	60,000	64,254

TransDigm, Inc. 8.00%, 12/15/25(a)	360,000	389,214
6.25%, 3/15/26(a)	10,000	10,555

Transocean, Inc. 7.25%, 11/1/25(a)	40,000	34,830
7.50%, 1/15/26(a)	40,000	34,456

Travel & Leisure Co. 6.60%, 10/1/25	30,000	33,957

TRI Pointe Group, Inc. 5.88%, 6/15/24	34,000	37,856

TripAdvisor, Inc. 7.00%, 7/15/25(a)	40,000	43,171

Tronox, Inc. 6.50%, 5/1/25(a)	40,000	42,545

Tutor Perini Corp. 6.88%, 5/1/25(a)	50,000	51,784

U.S. Foods, Inc. 6.25%, 4/15/25(a)	75,000	79,610

United Airlines Holdings, Inc. 4.25%, 10/1/22	121,000	124,013

Uniti Group L.P. 7.13%, 12/15/24(a)	150,000	155,295
7.88%, 2/15/25(a)	250,000	267,932

USA Compression Partners L.P. 6.88%, 4/1/26	60,000	63,059

Vail Resorts, Inc. 6.25%, 5/15/25(a)	50,000	53,560

VICI Properties LP 3.50%, 2/15/25(a)	50,000	51,456

W&T Offshore, Inc. 9.75%, 11/1/23(a)	60,000	58,285

WESCO Distribution, Inc. 7.13%, 6/15/25(a)	125,000	135,210

Western Digital Corp. 4.75%, 2/15/26	70,000	77,841

Western Midstream Operating L.P. 4.35%, 2/1/25	100,000	105,797

Xerox Corp. 4.38%, 3/15/23	44,000	45,997

Xerox Holdings Corp. 5.00%, 8/15/25(a)	100,000	105,808

XHR L.P. 6.38%, 8/15/25(a)	40,000	42,626
XPO Logistics, Inc. 6.25%, 5/1/25(a)	125,000	133,144
TOTAL U.S. CORPORATE BONDS (Cost: $14,391,292)		14,685,970

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (concluded)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2021

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%

United States – 2.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(d)
(Cost: $345,015)	345,015	$345,015

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $14,736,307)		15,030,985

Other Assets less Liabilities – (0.3)%		(47,304)

NET ASSETS – 100.0%		$14,983,681
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $333,856 and the total market value of the collateral held by the Fund was $345,015.

(c)	Rate shown reflects the accrual rate as of June 30, 2021 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2021.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$14,685,970	$—	$14,685,970
Investment of Cash Collateral for Securities Loaned	—	345,015	—	345,015
Total Investments in Securities	$—	$15,030,985	$—	$15,030,985

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 79.5%

Brazil – 5.9%

Ambev S.A.	1,800	$6,123

B3 S.A. – Brasil Bolsa Balcao	1,800	6,034

Banco Bradesco S.A., Preference Shares	1,900	9,743

Banco Inter S.A.	300	4,651

Banco Santander Brasil S.A.	100	807

CCR S.A.	300	804

Centrais Eletricas Brasileiras S.A.	100	860

Cia Siderurgica Nacional S.A.	200	1,753

Cosan S.A.	300	1,433

Equatorial Energia S.A.	200	989

Gerdau S.A., Preference Shares	300	1,770

Hapvida Participacoes e Investimentos S.A.(a)	400	1,229

Itau Unibanco Holding S.A., Preference Shares	1,500	8,908

Itausa S.A., Preference Shares	1,100	2,444

JBS S.A.	300	1,740

Klabin S.A.*	200	1,050

Localiza Rent a Car S.A.	300	3,826

Lojas Americanas S.A., Preference Shares	200	860

Lojas Renner S.A.	300	2,644

Magazine Luiza S.A.	1,000	4,215

Natura & Co. Holding S.A.*	400	4,523

Notre Dame Intermedica Participacoes S.A.	100	1,693

Petrobras Distribuidora S.A.	200	1,063

Petroleo Brasileiro S.A., Preference Shares	2,600	15,249

Raia Drogasil S.A.	500	2,462

Rumo S.A.*	300	1,145

Suzano S.A.*	200	2,384

Telefonica Brasil S.A.	100	837

Vale S.A.	1,200	27,083

Via Varejo S.A.*	300	944

WEG S.A.	600	4,029

Total Brazil		123,295

Chile – 0.5%

Banco de Chile	12,436	1,238

Banco de Credito e Inversiones S.A.	16	681

Banco Santander Chile	21,342	1,064

Cencosud S.A.	652	1,308

Empresas CMPC S.A.	201	483

Empresas COPEC S.A.	150	1,490

Enel Americas S.A.	8,659	1,282

Falabella S.A.	244	1,096

Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	50	2,376

Total Chile		11,018

China – 33.0%

Agricultural Bank of China Ltd., Class H	8,000	2,781

Alibaba Group Holding Ltd.*	3,900	110,484

Alibaba Health Information Technology Ltd.*	2,000	4,435

Anhui Conch Cement Co., Ltd., Class H	500	2,653

Autohome, Inc., ADR	19	1,215

Baidu, Inc., ADR*	73	14,885

Bank of China Ltd., Class H	22,000	7,904

Bank of Communications Co., Ltd., Class H	3,000	2,017

BeiGene Ltd., ADR*	13	4,461

Bilibili, Inc., ADR*	49	5,970

China CITIC Bank Corp., Ltd., Class H	1,000	474

China Conch Venture Holdings Ltd.	1,000	4,211

China Construction Bank Corp., Class H	25,000	19,669

China Everbright Bank Co., Ltd., Class H	1,000	408

China Evergrande Group	1,000	1,303

China Feihe Ltd.(a)	1,000	2,158

China Gas Holdings Ltd.	800	2,441

China International Capital Corp., Ltd., Class H(a)	400	1,077

China Life Insurance Co., Ltd., Class H	3,000	5,949

China Mengniu Dairy Co., Ltd.*	1,000	6,046

China Merchants Bank Co., Ltd., Class H	1,500	12,796

China Minsheng Banking Corp., Ltd., Class H	500	240

China Molybdenum Co., Ltd., Class H	3,000	1,781

China Overseas Land & Investment Ltd.	2,000	4,543

China Pacific Insurance Group Co., Ltd., Class H	1,000	3,148

China Petroleum & Chemical Corp., Class H	8,000	4,048

China Shenhua Energy Co., Ltd., Class H	1,500	2,940

China Taiping Insurance Holdings Co., Ltd.	400	665

China Tower Corp. Ltd., Class H(a)	8,000	1,102

China Vanke Co., Ltd., Class H	900	2,816

China Yangtze Power Co., Ltd., Class A	600	1,917

CITIC Ltd.	2,000	2,156

CITIC Securities Co., Ltd., Class H	1,000	2,508

COSCO Shipping Holdings Co., Ltd., Class H*	1,000	2,519

Country Garden Holdings Co., Ltd.	3,000	3,361

CSPC Pharmaceutical Group Ltd.	2,000	2,895

Daqo New Energy Corp., ADR*	22	1,430

ENN Energy Holdings Ltd.	300	5,710

Foshan Haitian Flavouring & Food Co., Ltd., Class A	100	1,996

Fuyao Glass Industry Group Co., Ltd., Class H(a)	400	2,817

GDS Holdings Ltd., ADR*	52	4,081

Geely Automobile Holdings Ltd.	2,000	6,297

GF Securities Co., Ltd., Class H	800	1,036

Great Wall Motor Co., Ltd., Class H	1,500	4,848

Haier Smart Home Co., Ltd., Class H*	1,000	3,490

Haitong Securities Co., Ltd., Class H	800	701

Hangzhou Tigermed Consulting Co., Ltd., Class H(a)	100	2,344

Huatai Securities Co., Ltd., Class H(a)	600	881

Huazhu Group Ltd., ADR*	50	2,641

Industrial & Commercial Bank of China Ltd., Class H	18,000	10,569

iQIYI, Inc., ADR*	74	1,153

JD Health International, Inc.*(a)	100	1,433

JD.com, Inc., ADR*	242	19,314

JOYY, Inc., ADR	19	1,253

KE Holdings, Inc., ADR*	45	2,146

Lenovo Group Ltd.	2,000	2,300

Li Auto, Inc., ADR*	64	2,236

Li Ning Co., Ltd.	500	6,104

Longfor Group Holdings Ltd.(a)	1,000	5,601

LONGi Green Energy Technology Co., Ltd., Class A	280	3,850

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2021

Investments	Shares	Value

Luzhou Laojiao Co., Ltd., Class A	100	$3,652

Meituan, Class B*(a)	900	37,132

NetEase, Inc., ADR	116	13,369

New China Life Insurance Co., Ltd., Class H	300	1,024

New Oriental Education & Technology Group, Inc., ADR*	458	3,751

NIO, Inc., ADR*	344	18,301

People’s Insurance Co. Group of China Ltd. (The), Class H	2,000	667

PetroChina Co., Ltd., Class H	8,000	3,894

PICC Property & Casualty Co., Ltd., Class H	2,000	1,751

Pinduoduo, Inc., ADR*	106	13,464

Ping An Bank Co., Ltd., Class A	500	1,750

Ping An Healthcare and Technology Co., Ltd.*(a)	100	1,245

Ping An Insurance Group Co. of China Ltd., Class H	1,500	14,689

Postal Savings Bank of China Co., Ltd., Class H(a)	3,000	2,020

SF Holding Co., Ltd., Class A	200	2,096

Shenzhou International Group Holdings Ltd.	300	7,575

Sino Biopharmaceutical Ltd.	3,000	2,944

Sunny Optical Technology Group Co., Ltd.	300	9,480

TAL Education Group, ADR*	109	2,750

Tencent Holdings Ltd.	1,500	112,802

Tencent Music Entertainment Group, ADR*	116	1,796

Trip.com Group Ltd., ADR*	137	4,858

Vipshop Holdings Ltd., ADR*	130	2,610

Want Want China Holdings Ltd.	2,000	1,416

Weibo Corp., ADR*	20	1,052

Weichai Power Co., Ltd., Class H	1,000	2,223

Wuliangye Yibin Co., Ltd., Class A	100	4,610

WuXi AppTec Co., Ltd., Class H(a)	240	5,603

Wuxi Biologics Cayman, Inc.*(a)	1,000	18,324

Xiaomi Corp., Class B*(a)	4,200	14,602

Xinyi Solar Holdings Ltd.	2,000	4,316

XPeng, Inc., ADR*	55	2,443

Yum China Holdings, Inc.	112	7,420

Zai Lab Ltd., ADR*	22	3,894

Zijin Mining Group Co., Ltd., Class H	2,000	2,689

Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	1,200	1,256

ZTE Corp., Class H	1,000	3,123

ZTO Express Cayman, Inc., ADR	126	3,824

Total China		684,622

Czech Republic – 0.1%

CEZ AS	69	2,047

Hong Kong – 0.0%

China Youzan Ltd.*	4,000	762

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC*	12	95

OTP Bank Nyrt*	72	3,881

Richter Gedeon Nyrt	58	1,546

Total Hungary		5,522

Indonesia – 1.0%

Astra International Tbk PT	6,400	2,180

Bank Central Asia Tbk PT	3,300	6,856

Bank Mandiri Persero Tbk PT	5,300	2,157

Bank Rakyat Indonesia Persero Tbk PT	18,400	5,000

Charoen Pokphand Indonesia Tbk PT	3,200	1,379

Telkom Indonesia Persero Tbk PT	12,900	2,803

Unilever Indonesia Tbk PT	3,100	1,058

Total Indonesia		21,433

Luxembourg – 0.0%

Reinet Investments SCA	11	216

Malaysia – 0.9%

CIMB Group Holdings Bhd	1,800	1,999

Dialog Group Bhd	1,000	696

Hartalega Holdings Bhd	600	1,062

Hong Leong Bank Bhd	100	451

IHH Healthcare Bhd	1,100	1,449

Malayan Banking Bhd	1,130	2,208

Petronas Chemicals Group Bhd	800	1,553

Petronas Gas Bhd	200	747

Press Metal Aluminium Holdings Bhd	1,300	1,497

Public Bank Bhd	4,600	4,554

Tenaga Nasional Bhd	300	707

Top Glove Corp. Bhd	1,700	1,708

Total Malaysia		18,631

Mexico – 1.8%

America Movil S.A.B. de C.V., Series L	9,700	7,308

Cemex S.A.B. de C.V., Series CPO*	4,800	4,055

Fibra Uno Administracion S.A. de C.V.	700	757

Fomento Economico Mexicano S.A.B. de C.V.	600	5,067

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B*	100	1,065

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B*	60	1,109

Grupo Bimbo S.A.B. de C.V., Series A	500	1,102

Grupo Financiero Banorte S.A.B. de C.V., Class O	700	4,527

Grupo Mexico S.A.B. de C.V., Series B	1,000	4,709

Grupo Televisa S.A.B., Series CPO	600	1,718

Wal-Mart de Mexico S.A.B. de C.V.	2,000	6,536

Total Mexico		37,953

Philippines – 0.5%

Ayala Corp.	80	1,311

Ayala Land, Inc.	2,300	1,699

Bank of the Philippine Islands	450	818

BDO Unibank, Inc.	440	1,020

JG Summit Holdings, Inc.	800	1,018

SM Investments Corp.	90	1,843

SM Prime Holdings, Inc.	4,400	3,290

Total Philippines		10,999

Poland – 0.7%

Allegro.eu S.A.*(a)	114	1,965

Bank Polska Kasa Opieki S.A.*	58	1,417

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2021

Investments	Shares	Value

CD Projekt S.A.	15	$729

Dino Polska S.A.*(a)	22	1,617

KGHM Polska Miedz S.A.	45	2,218

Polski Koncern Naftowy Orlen S.A.	65	1,311

Powszechna Kasa Oszczednosci Bank Polski S.A.*	288	2,862

Powszechny Zaklad Ubezpieczen S.A.*	138	1,330

Total Poland		13,449

Russia – 4.0%

Gazprom PJSC, ADR	2,030	15,473

Lukoil PJSC, ADR	134	12,411

Magnit PJSC, GDR(b)	133	1,929

MMC Norilsk Nickel PJSC, ADR	203	6,916

Mobile TeleSystems PJSC, ADR	85	787

Novatek PJSC, GDR(b)	33	7,237

Novolipetsk Steel PJSC, GDR	38	1,197

Polymetal International PLC	59	1,267

Polyus PJSC, GDR(b)	19	1,838

Rosneft Oil Co. PJSC, GDR(b)	415	3,212

Sberbank of Russia PJSC, ADR	953	15,825

Severstal PAO, GDR(b)	61	1,312

Surgutneftegas PJSC, ADR	333	1,652

Tatneft PJSC, ADR	60	2,617

X5 Retail Group N.V., GDR(b)	49	1,718

Yandex N.V., Class A*	100	7,075

Total Russia		82,466

South Africa – 4.1%

Absa Group Ltd.*	188	1,787

Anglo American Platinum Ltd.	18	2,079

AngloGold Ashanti Ltd.	110	2,045

Aspen Pharmacare Holdings Ltd.*	129	1,464

Bid Corp., Ltd.*	135	2,927

Bidvest Group Ltd. (The)	84	1,121

Capitec Bank Holdings Ltd.	25	2,953

Clicks Group Ltd.	108	1,858

Discovery Ltd.*	115	1,017

Exxaro Resources Ltd.	47	554

FirstRand Ltd.	1,493	5,604

Gold Fields Ltd.	242	2,176

Growthpoint Properties Ltd.	1,032	1,077

Impala Platinum Holdings Ltd.	244	4,024

Mr. Price Group Ltd.	81	1,194

MTN Group*	525	3,796

MultiChoice Group	99	814

Naspers Ltd., Class N	136	28,557

Nedbank Group Ltd.*	106	1,269

Northam Platinum Ltd.*	126	1,914

Old Mutual Ltd.	984	930

Remgro Ltd.	91	730

Sanlam Ltd.	426	1,831

Sasol Ltd.*	169	2,580

Shoprite Holdings Ltd.	177	1,927

Sibanye Stillwater Ltd.	816	3,410

Standard Bank Group Ltd.	344	3,074

Vodacom Group Ltd.	176	1,587

Woolworths Holdings Ltd.*	271	1,023

Total South Africa		85,322

South Korea – 11.9%

Amorepacific Corp.	9	2,014

Celltrion Healthcare Co., Ltd.	19	1,952

Celltrion, Inc.*	25	5,961

CJ CheilJedang Corp.	1	409

Coway Co., Ltd.	5	349

E-Mart, Inc.	3	426

Hana Financial Group, Inc.	55	2,249

Hankook Tire & Technology Co., Ltd.	24	1,102

Hanon Systems	77	1,132

Hanwha Solutions Corp.*	29	1,147

HLB, Inc.*	23	682

Hyundai Engineering & Construction Co., Ltd.	24	1,242

Hyundai Glovis Co., Ltd.	3	557

Hyundai Motor Co.	46	9,783

Hyundai Steel Co.	14	668

Kakao Corp.	24	3,474

KB Financial Group, Inc.	86	4,261

Kia Corp.	71	5,649

Korea Electric Power Corp.	23	508

Korea Investment Holdings Co., Ltd.	10	915

Korea Shipbuilding & Offshore Engineering Co., Ltd.*	12	1,428

Korean Air Lines Co., Ltd.*	31	867

KT&G Corp.	16	1,199

Kumho Petrochemical Co., Ltd.	5	972

LG Chem Ltd.	12	9,057

LG Display Co., Ltd.*	98	2,132

LG Electronics, Inc.	30	4,356

LG Household & Health Care Ltd.	2	3,129

Lotte Chemical Corp.	2	466

NAVER Corp.	32	11,863

NCSoft Corp.	4	2,913

Orion Corp.	6	631

POSCO	16	4,944

POSCO Chemical Co., Ltd.	9	1,151

S-Oil Corp.	9	819

Samsung Biologics Co., Ltd.*(a)	5	3,734

Samsung Electro-Mechanics Co., Ltd.	27	4,244

Samsung Electronics Co., Ltd.	1,439	103,119

Samsung Fire & Marine Insurance Co., Ltd.	1	196

Samsung Heavy Industries Co., Ltd.*	108	644

Samsung Life Insurance Co., Ltd.	12	850

Samsung SDI Co., Ltd.	18	11,157

Samsung SDS Co., Ltd.	20	3,286

Shinhan Financial Group Co., Ltd.	75	2,704

SK Holdings Co., Ltd.	9	2,258

SK Hynix, Inc.	157	17,775

SK Innovation Co., Ltd.*	16	4,198

SK Telecom Co., Ltd.	9	2,557

Yuhan Corp.	9	504

Total South Korea		247,633

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2021

Investments	Shares	Value

Taiwan – 13.1%

Acer, Inc.	3,000	$3,155

ASE Technology Holding Co., Ltd.	1,000	4,020

Asia Cement Corp.	1,000	1,820

AU Optronics Corp.	3,000	2,439

Cathay Financial Holding Co., Ltd.	2,000	3,869

Chang Hwa Commercial Bank Ltd.	3,000	1,739

Cheng Shin Rubber Industry Co., Ltd.	1,000	1,678

China Development Financial Holding Corp.	4,000	1,888

China Steel Corp.	4,000	5,685

Chunghwa Telecom Co., Ltd.	1,000	4,091

Compal Electronics, Inc.	4,000	3,209

CTBC Financial Holding Co., Ltd.	6,000	4,888

E.Sun Financial Holding Co., Ltd.	5,000	4,720

Evergreen Marine Corp. Taiwan Ltd.*	1,000	7,070

Far EasTone Telecommunications Co., Ltd.	1,000	2,319

First Financial Holding Co., Ltd.	4,000	3,259

Formosa Chemicals & Fibre Corp.	1,000	3,040

Formosa Petrochemical Corp.	1,000	3,822

Formosa Plastics Corp.	1,000	3,697

Fubon Financial Holding Co., Ltd.	2,000	5,305

Hon Hai Precision Industry Co., Ltd.	3,000	12,059

Hua Nan Financial Holdings Co., Ltd.	4,000	2,649

Innolux Corp.*	3,000	2,234

Lite-On Technology Corp.	2,000	4,135

Mega Financial Holding Co., Ltd.	4,000	4,716

Nan Ya Plastics Corp.	1,000	2,986

Nanya Technology Corp.	1,000	2,860

Quanta Computer, Inc.	1,000	3,140

SinoPac Financial Holdings Co., Ltd.	3,000	1,480

Taishin Financial Holding Co., Ltd.	1,000	547

Taiwan Cement Corp.	2,000	3,661

Taiwan Cooperative Financial Holding Co., Ltd.	4,000	3,051

Taiwan Mobile Co., Ltd.	1,000	3,661

Taiwan Semiconductor Manufacturing Co., Ltd.	6,000	128,129

Uni-President Enterprises Corp.	2,000	5,254

United Microelectronics Corp.	4,000	7,623

Vanguard International Semiconductor Corp.	1,000	4,235

Winbond Electronics Corp.	3,000	3,752

Yuanta Financial Holding Co., Ltd.	3,000	2,891

Total Taiwan		270,776

Thailand – 1.6%

Advanced Info Service PCL, NVDR	200	1,067

Airports of Thailand PCL, NVDR	1,600	3,095

Bangkok Dusit Medical Services PCL, NVDR	3,500	2,512

Central Pattana PCL, NVDR	900	1,474

Charoen Pokphand Foods PCL, NVDR	1,200	992

CP ALL PCL, NVDR	1,800	3,370

Delta Electronics Thailand PCL, NVDR	200	3,607

Energy Absolute PCL, NVDR	800	1,523

Gulf Energy Development PCL, NVDR	1,600	1,710

Home Product Center PCL, NVDR	1,900	854

Intouch Holdings PCL, NVDR	900	1,825

Kasikornbank PCL, NVDR	400	1,473

Minor International PCL, NVDR*	1,000	936

PTT Exploration & Production PCL, NVDR	200	730

PTT Global Chemical PCL, NVDR	500	920

PTT Oil & Retail Business PCL, NVDR	1,400	1,332

PTT PCL, NVDR	2,600	3,184

Siam Cement PCL (The), NVDR	200	2,696

Siam Commercial Bank PCL (The), NVDR	100	306

Total Thailand		33,606

Turkey – 0.1%

BIM Birlesik Magazalar AS	183	1,309
TOTAL COMMON STOCKS (Cost: $1,601,948)		1,651,059

EXCHANGE-TRADED FUNDS – 7.8%

United States – 7.8%

iShares 1-3 Year Treasury Bond ETF	316	27,227

iShares MSCI India ETF	1,514	66,994
WisdomTree India Earnings Fund(c)	1,988	67,314
TOTAL EXCHANGE-TRADED FUNDS (Cost: $158,037)		161,535

	Principal Amount

U.S. GOVERNMENT OBLIGATIONS – 1.1%

U.S. Treasury Bill – 1.1%
0.01%, 4/21/22(d)(e)
(Cost: $21,998)	$22,000	21,991

TOTAL INVESTMENTS IN SECURITIES – 88.4% (Cost: $1,781,983)		1,834,585

Other Assets less Liabilities – 11.6%		240,739

NET ASSETS – 100.0%		$2,075,324
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Interest rate shown reflects the yield to maturity at the time of purchase.

(e)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $21,991 as of June 30, 2021.

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2021

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal period ended June 30, 2021 were as follows:

Affiliate	Value at 5/20/2021 (Commencement of Operations)	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/2021	Dividend Income
WisdomTree India Earnings Fund	$—	$80,570	$15,688	$548	$1,884	$67,314	$169

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	1	9/30/21	$220,320	$(320)
5 Year U.S. Treasury Note	2	9/30/21	246,860	(328)
10 Year U.S. Treasury Note	2	9/21/21	265,000	1,969
SGX Nifty 50	2	7/29/21	62,988	(106)
U.S. Treasury Long Bond	2	9/21/21	321,500	11,187
Ultra 10 Year U.S. Treasury Note	1	9/21/21	147,203	3,078
			$1,263,871	$15,480

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,651,059	$—	$—	$1,651,059
Exchange-Traded Funds	161,535	—	—	161,535
U.S. Government Obligations	—	21,991	—	21,991
Total Investments in Securities	$1,812,594	$21,991	$—	$1,834,585
Financial Derivative Instruments
Futures Contracts[1]	$16,234	$—	$—	$16,234
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(754)	$—	$—	$(754)
Total – Net	$1,828,074	$21,991	$—	$1,850,065
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 88.6%

Australia – 6.4%

Afterpay Ltd.*	32	$2,839

Aristocrat Leisure Ltd.	80	2,588

ASX Ltd.	31	1,809

Australia & New Zealand Banking Group Ltd.	301	6,361

BHP Group Ltd.	350	12,762

BHP Group PLC	243	7,150

Brambles Ltd.	164	1,409

Cochlear Ltd.	14	2,645

Coles Group Ltd.	148	1,899

Commonwealth Bank of Australia	198	14,846

CSL Ltd.	55	11,776

Dexus	24	192

Endeavour Group Ltd.*	166	784

Fortescue Metals Group Ltd.	190	3,329

Goodman Group	234	3,719

Insurance Australia Group Ltd.	347	1,344

Macquarie Group Ltd.	37	4,345

National Australia Bank Ltd.	336	6,614

Newcrest Mining Ltd.	101	1,917

Northern Star Resources Ltd.	180	1,322

QBE Insurance Group Ltd.	201	1,628

Ramsay Health Care Ltd.	20	945

Rio Tinto Ltd.	42	3,993

Santos Ltd.	95	506

Scentre Group	180	370

Sonic Healthcare Ltd.	71	2,047

South32 Ltd.	618	1,359

Stockland	167	584

Tabcorp Holdings Ltd.	264	1,027

Telstra Corp., Ltd.	729	2,058

Transurban Group	307	3,280

Wesfarmers Ltd.	139	6,167

Westpac Banking Corp.	410	7,945

Woodside Petroleum Ltd.	64	1,067

Woolworths Group Ltd.	166	4,752

Total Australia		127,378

Austria – 0.2%

Erste Group Bank AG	87	3,192

Belgium – 0.7%

Ageas S.A./N.V.	20	1,110

Anheuser-Busch InBev S.A./N.V.	89	6,418

KBC Group N.V.	30	2,288

Solvay S.A.	5	636

UCB S.A.	12	1,254

Umicore S.A.	30	1,832

Total Belgium		13,538

China – 0.6%

BOC Hong Kong Holdings Ltd.	1,000	3,393

Prosus N.V.	59	5,770

WH Group Ltd.(a)	2,000	1,798

Wilmar International Ltd.	200	669

Total China		11,630

Denmark – 2.6%

Ambu A/S, Class B	27	1,038

AP Moller - Maersk A/S, Class B	1	2,874

Carlsberg A/S, Class B	9	1,678

Chr Hansen Holding A/S	12	1,083

Coloplast A/S, Class B	18	2,954

Danske Bank A/S	11	194

DSV Panalpina A/S	28	6,530

Genmab A/S*	8	3,274

GN Store Nord A/S	19	1,660

Novo Nordisk A/S, Class B	201	16,841

Novozymes A/S, Class B	28	2,111

Orsted A/S(a)	27	3,789

Pandora A/S	13	1,748

Vestas Wind Systems A/S	143	5,583

Total Denmark		51,357

Finland – 1.0%

Elisa Oyj	12	716

Fortum Oyj	8	221

Kesko Oyj, Class B	41	1,514

Kone Oyj, Class B	47	3,835

Neste Oyj	52	3,184

Nokia Oyj*	743	3,979

Nordea Bank Abp	219	2,439

Sampo Oyj, Class A	41	1,885

Stora Enso Oyj, Class R	36	657

UPM-Kymmene Oyj	43	1,627

Total Finland		20,057

France – 10.1%

Air Liquide S.A.	55	9,631

Airbus SE*	71	9,130

Alstom S.A.*	39	1,970

Arkema S.A.	2	251

Atos SE	10	608

AXA S.A.	229	5,808

BNP Paribas S.A.	121	7,586

Bouygues S.A.	5	185

Bureau Veritas S.A.*	9	285

Capgemini SE	22	4,227

Carrefour S.A.	67	1,318

Cie de Saint-Gobain	67	4,413

Cie Generale des Etablissements Michelin SCA	15	2,393

Credit Agricole S.A.	42	588

Danone S.A.	68	4,788

Dassault Systemes SE	22	5,335

Edenred	22	1,254

Electricite de France S.A.	61	833

Engie S.A.	185	2,535

EssilorLuxottica S.A.	30	5,537

Hermes International	4	5,827

Kering S.A.	9	7,866

L’Oreal S.A.	33	14,707

Legrand S.A.	32	3,387

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2021

Investments	Shares	Value

LVMH Moet Hennessy Louis Vuitton SE	33	$25,880

Orange S.A.	126	1,437

Pernod Ricard S.A.	25	5,550

Publicis Groupe S.A.	26	1,663

Renault S.A.*	9	364

Safran S.A.	41	5,685

Sanofi	125	13,098

Sartorius Stedim Biotech	4	1,892

Schneider Electric SE	70	11,014

Societe Generale S.A.	78	2,300

Sodexo S.A.*	8	747

Teleperformance	7	2,842

Thales S.A.	9	918

TotalEnergies SE	279	12,624

Unibail-Rodamco-Westfield*	14	1,212

Valeo S.A.	17	511

Veolia Environnement S.A.	56	1,691

Vinci S.A.	59	6,296

Vivendi SE	95	3,192

Worldline S.A.*(a)	37	3,464

Total France		202,842

Germany – 8.6%

adidas AG	23	8,562

Allianz SE, Registered Shares	47	11,722

BASF SE	106	8,352

Bayer AG, Registered Shares	106	6,437

Bayerische Motoren Werke AG	31	3,283

Beiersdorf AG	11	1,327

Brenntag SE	15	1,395

Continental AG*	11	1,617

Covestro AG(a)	27	1,744

Daimler AG, Registered Shares	92	8,215

Delivery Hero SE*(a)	19	2,510

Deutsche Bank AG, Registered Shares*	220	2,866

Deutsche Boerse AG	24	4,190

Deutsche Post AG, Registered Shares	125	8,503

Deutsche Telekom AG, Registered Shares	324	6,844

Deutsche Wohnen SE, Bearer Shares	25	1,529

E.ON SE	175	2,024

Fresenius Medical Care AG & Co. KGaA	22	1,827

Fresenius SE & Co. KGaA	42	2,191

HeidelbergCement AG	9	772

HelloFresh SE*	22	2,139

Henkel AG & Co. KGaA, Preference Shares	31	3,273

Infineon Technologies AG	220	8,824

Knorr-Bremse AG	7	805

Merck KGaA	18	3,452

MTU Aero Engines AG	7	1,734

Muenchener Rueckversicherungs - Gesellschaft AG in Muenchen, Registered Shares	16	4,382

Porsche Automobil Holding SE, Preference Shares	18	1,929

Puma SE	12	1,431

RWE AG	83	3,008

SAP SE	134	18,885

Sartorius AG, Preference Shares	5	2,603

Scout24 AG(a)	20	1,687

Siemens AG, Registered Shares	94	14,895

Siemens Energy AG*	53	1,598

Siemens Healthineers AG(a)	38	2,329

Symrise AG	13	1,812

Volkswagen AG, Preference Shares	26	6,512

Vonovia SE	37	2,392

Zalando SE*(a)	25	3,023

Total Germany		172,623

Hong Kong – 2.2%

AIA Group Ltd.	1,400	17,397

CK Asset Holdings Ltd.	500	3,451

Hang Seng Bank Ltd.	200	3,994

Hong Kong & China Gas Co., Ltd.	2,100	3,261

Hong Kong Exchanges & Clearing Ltd.	100	5,959

Link REIT	400	3,876

MTR Corp., Ltd.	500	2,785

Power Assets Holdings Ltd.	500	3,068

Total Hong Kong		43,791

Ireland – 0.8%

CRH PLC	70	3,528

Experian PLC	116	4,464

Flutter Entertainment PLC*	19	3,441

Kerry Group PLC, Class A	11	1,537

Kingspan Group PLC	21	1,983

Smurfit Kappa Group PLC	11	597

Total Ireland		15,550

Israel – 0.6%

Bank Hapoalim BM*	129	1,036

Bank Leumi Le-Israel BM*	188	1,429

Check Point Software Technologies Ltd.*	27	3,135

Nice Ltd.*	14	3,421

Teva Pharmaceutical Industries Ltd., ADR*	94	931

Wix.com Ltd.*	9	2,612

Total Israel		12,564

Italy – 1.6%

Assicurazioni Generali SpA	81	1,624

Atlantia SpA*	29	525

Enel SpA	1,002	9,307

Eni SpA	259	3,154

Ferrari N.V.	16	3,302

FinecoBank Banca Fineco SpA*	90	1,569

Intesa Sanpaolo SpA	1,578	4,359

Moncler SpA	27	1,827

Nexi SpA*(a)	87	1,910

Prysmian SpA	29	1,040

Snam SpA	56	324

Telecom Italia SpA	1,498	744

Terna SPA	25	186

UniCredit SpA	218	2,572

Total Italy		32,443

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2021

Investments	Shares	Value

Japan – 19.4%

Aeon Co., Ltd.	100	$2,689

Ajinomoto Co., Inc.	100	2,598

Asahi Group Holdings Ltd.	100	4,677

Asahi Kasei Corp.	300	3,299

Astellas Pharma, Inc.	400	6,972

Bridgestone Corp.	100	4,555

Canon, Inc.	200	4,528

Chubu Electric Power Co., Inc.	200	2,447

Chugai Pharmaceutical Co., Ltd.	100	3,966

Dai-ichi Life Holdings, Inc.	200	3,665

Daiichi Sankyo Co., Ltd.	300	6,472

Daiwa House Industry Co., Ltd.	100	3,005

ENEOS Holdings, Inc.	1,000	4,189

Hitachi Ltd.	100	5,731

Honda Motor Co., Ltd.	200	6,397

ITOCHU Corp.	200	5,766

Japan Exchange Group, Inc.	100	2,225

Japan Post Holdings Co., Ltd.	500	4,101

Japan Tobacco, Inc.	200	3,781

Kao Corp.	100	6,158

KDDI Corp.	200	6,244

Kirin Holdings Co., Ltd.	200	3,903

Komatsu Ltd.	200	4,974

Kubota Corp.	200	4,049

Kyowa Kirin Co., Ltd.	100	3,550

Marubeni Corp.	500	4,352

MINEBEA MITSUMI, Inc.	100	2,648

MISUMI Group, Inc.	100	3,388

Mitsubishi Chemical Holdings Corp.	500	4,205

Mitsubishi Corp.	200	5,456

Mitsubishi Electric Corp.	400	5,811

Mitsubishi Estate Co., Ltd.	300	4,856

Mitsubishi Heavy Industries Ltd.	100	2,945

Mitsubishi UFJ Financial Group, Inc.	2,000	10,814

Mitsui Fudosan Co., Ltd.	200	4,637

Mizuho Financial Group, Inc.	400	5,721

MS&AD Insurance Group Holdings, Inc.	100	2,890

Murata Manufacturing Co., Ltd.	100	7,642

Nexon Co., Ltd.	100	2,231

Nihon M&A Center, Inc.	100	2,596

Nippon Paint Holdings Co., Ltd.	200	2,717

Nippon Steel Corp.	200	3,376

Nippon Telegraph & Telephone Corp.	200	5,216

Nissan Motor Co., Ltd.*	800	3,974

Nomura Holdings, Inc.	900	4,604

Nomura Research Institute Ltd.	100	3,311

NTT Data Corp.	200	3,123

Odakyu Electric Railway Co., Ltd.	100	2,528

Olympus Corp.	200	3,979

Ono Pharmaceutical Co., Ltd.	100	2,234

Otsuka Holdings Co., Ltd.	100	4,151

Pan Pacific International Holdings Corp.	100	2,078

Panasonic Corp.	500	5,791

Rakuten Group Inc.	300	3,390

Recruit Holdings Co., Ltd.	200	9,857

Renesas Electronics Corp.*	300	3,246

Resona Holdings, Inc.	800	3,079

Sekisui House Ltd.	200	4,106

Seven & I Holdings Co., Ltd.	100	4,773

Shimadzu Corp.	100	3,870

SoftBank Corp.	500	6,548

SoftBank Group Corp.	200	14,010

Sompo Holdings, Inc.	100	3,699

Sony Group Corp.	100	9,744

Subaru Corp.	200	3,949

Sumitomo Chemical Co., Ltd.	600	3,184

Sumitomo Corp.	300	4,022

Sumitomo Electric Industries Ltd.	200	2,953

Sumitomo Mitsui Financial Group, Inc.	200	6,902

Sumitomo Mitsui Trust Holdings, Inc.	100	3,179

Sumitomo Realty & Development Co., Ltd.	100	3,577

Suzuki Motor Corp.	100	4,236

Takeda Pharmaceutical Co., Ltd.	200	6,702

Terumo Corp.	100	4,056

Tokio Marine Holdings, Inc.	100	4,602

Tokyo Gas Co., Ltd.	100	1,889

Toray Industries, Inc.	500	3,330

Toshiba Corp.	100	4,329

Toyota Motor Corp.	300	26,246

Unicharm Corp.	100	4,027

Yamato Holdings Co., Ltd.	100	2,847

Z Holdings Corp.	900	4,515

Total Japan		388,082

Luxembourg – 0.2%

ArcelorMittal S.A.	76	2,330

Eurofins Scientific SE*	15	1,715

Total Luxembourg		4,045

Macau – 0.2%

Sands China Ltd.*	800	3,369

Netherlands – 3.8%

Adyen N.V.*(a)	2	4,887

Aegon N.V.	146	606

Akzo Nobel N.V.	19	2,348

Argenx SE*	7	2,118

ASM International N.V.	14	4,599

ASML Holding N.V.	52	35,730

EXOR N.V.	4	321

Heineken N.V.	26	3,151

ING Groep N.V.	398	5,258

Just Eat Takeaway.com N.V.*(a)	16	1,478

Koninklijke Ahold Delhaize N.V.	100	2,973

Koninklijke DSM N.V.	19	3,547

Koninklijke KPN N.V.	358	1,118

Koninklijke Philips N.V.	106	5,253

QIAGEN N.V.*	19	918

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2021

Investments	Shares	Value

Randstad N.V.	3	$229

Wolters Kluwer N.V.	22	2,210

Total Netherlands		76,744

New Zealand – 0.1%

Xero Ltd.*	28	2,882

Norway – 0.4%

DNB ASA	26	567

Equinor ASA	119	2,519

Mowi ASA	62	1,578

Norsk Hydro ASA	159	1,015

Telenor ASA	53	894

Yara International ASA	18	948

Total Norway		7,521

Portugal – 0.2%

EDP - Energias de Portugal S.A.	645	3,419

Singapore – 0.7%

DBS Group Holdings Ltd.	300	6,653

Oversea-Chinese Banking Corp., Ltd.	400	3,556

Singapore Telecommunications Ltd.	1,700	2,896

United Overseas Bank Ltd.	100	1,921

Total Singapore		15,026

Spain – 2.3%

ACS Actividades de Construccion y Servicios S.A.	11	295

Aena SME S.A.*(a)	9	1,476

Amadeus IT Group S.A.*	59	4,150

Banco Bilbao Vizcaya Argentaria S.A.*	744	4,613

Banco Santander S.A.	1,909	7,289

CaixaBank S.A.	361	1,110

Cellnex Telecom S.A.(a)	54	3,440

Endesa S.A.	15	364

Ferrovial S.A.	51	1,497

Grifols S.A.	30	813

Iberdrola S.A.	786	9,582

Industria de Diseno Textil S.A.	142	5,003

Repsol S.A.	146	1,827

Siemens Gamesa Renewable Energy S.A.*	45	1,503

Telefonica S.A.	473	2,211

Total Spain		45,173

Sweden – 2.8%

Alfa Laval AB	45	1,591

Assa Abloy AB, Class B	127	3,828

Atlas Copco AB, Class A	130	7,965

Boliden AB	16	615

Epiroc AB, Class A	147	3,352

EQT AB	42	1,525

Essity AB, Class B	61	2,024

Evolution AB(a)	23	3,637

H & M Hennes & Mauritz AB, Class B*	102	2,421

Hexagon AB, Class B	406	6,020

Kinnevik AB, Class B	38	1,522

Nibe Industrier AB, Class B	204	2,147

Sandvik AB	148	3,783

Skandinaviska Enskilda Banken AB, Class A	15	194

Skanska AB, Class B	25	664

SKF AB, Class B	50	1,274

Svenska Cellulosa AB SCA, Class B	77	1,263

Svenska Handelsbanken AB, Class A	16	181

Swedbank AB, Class A	38	708

Swedish Match AB	169	1,442

Telefonaktiebolaget LM Ericsson, Class B	394	4,955

Telia Co. AB	74	329

Volvo AB, Class B	192	4,623

Total Sweden		56,063

Switzerland – 9.7%

ABB Ltd., Registered Shares	260	8,829

Adecco Group AG, Registered Shares	8	544

Alcon, Inc.	62	4,345

Cie Financiere Richemont S.A., Registered Shares	63	7,630

Credit Suisse Group AG, Registered Shares	209	2,191

Geberit AG, Registered Shares	6	4,505

Givaudan S.A., Registered Shares	1	4,655

Glencore PLC	1,197	5,117

Holcim Ltd., Registered Shares*	40	2,402

Julius Baer Group Ltd.	14	914

Kuehne + Nagel International AG, Registered Shares	11	3,768

Logitech International S.A., Registered Shares	35	4,245

Lonza Group AG, Registered Shares	9	6,385

Nestle S.A., Registered Shares	333	41,508

Novartis AG, Registered Shares	240	21,893

Partners Group Holding AG	3	4,549

Roche Holding AG	84	31,674

Schindler Holding AG, Participation Certificate	10	3,062

Sika AG, Registered Shares	20	6,545

Sonova Holding AG, Registered Shares	8	3,012

STMicroelectronics N.V.	134	4,863

Straumann Holding AG, Registered Shares	1	1,596

Swatch Group AG (The), Bearer Shares	5	1,717

Swiss Life Holding AG, Registered Shares	2	973

Swiss Re AG	26	2,348

Swisscom AG, Registered Shares	4	2,286

Temenos AG, Registered Shares	10	1,608

UBS Group AG, Registered Shares	329	5,040

Zurich Insurance Group AG	16	6,425

Total Switzerland		194,629

United Kingdom – 13.0%

Admiral Group PLC	22	956

Anglo American PLC	160	6,349

Antofagasta PLC	57	1,130

Ashtead Group PLC	62	4,594

Associated British Foods PLC	38	1,163

AstraZeneca PLC	160	19,192

Aviva PLC	286	1,604

BAE Systems PLC	334	2,409

Barclays PLC	2,033	4,806

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2021

Investments	Shares	Value

Barratt Developments PLC	124	$1,191

BP PLC	2,378	10,348

British American Tobacco PLC	248	9,593

BT Group PLC*	1,124	3,012

Bunzl PLC	38	1,254

Burberry Group PLC*	50	1,427

CK Hutchison Holdings Ltd.	500	3,895

CNH Industrial N.V.	139	2,295

Coca-Cola Europacific Partners PLC	16	949

Compass Group PLC*	239	5,025

Croda International PLC	19	1,934

DCC PLC	10	818

Diageo PLC	282	13,483

Entain PLC*	81	1,953

Ferguson PLC	32	4,443

GlaxoSmithKline PLC	538	10,549

Halma PLC	89	3,310

HSBC Holdings PLC	2,291	13,207

Imperial Brands PLC	67	1,441

Informa PLC*	192	1,330

InterContinental Hotels Group PLC*	20	1,329

Intertek Group PLC	19	1,452

Johnson Matthey PLC	27	1,146

Kingfisher PLC	301	1,516

Legal & General Group PLC	582	2,071

Lloyds Banking Group PLC	7,706	4,970

London Stock Exchange Group PLC	44	4,844

Melrose Industries PLC	604	1,294

Mondi PLC	49	1,287

National Grid PLC	375	4,770

Natwest Group PLC	350	983

Next PLC*	16	1,736

Ocado Group PLC*	65	1,799

Pearson PLC	103	1,181

Persimmon PLC	34	1,389

Prudential PLC	326	6,186

Reckitt Benckiser Group PLC	89	7,865

RELX PLC	216	5,726

Rentokil Initial PLC	193	1,320

Rio Tinto PLC	132	10,848

Rolls-Royce Holdings PLC*	1,121	1,532

Royal Dutch Shell PLC, Class A	866	17,309

Sage Group PLC (The)	182	1,720

Segro PLC	93	1,406

Smith & Nephew PLC	125	2,698

Smiths Group PLC	15	330

Spirax-Sarco Engineering PLC	10	1,881

SSE PLC	105	2,177

St. James’s Place PLC	85	1,734

Standard Chartered PLC	189	1,204

Standard Life Aberdeen PLC	140	524

Taylor Wimpey PLC	463	1,017

Tesco PLC	728	2,242

Unilever PLC	316	18,468

United Utilities Group PLC	13	175

Vodafone Group PLC	2,857	4,789

Whitbread PLC*	25	1,078

WPP PLC	160	2,153

Total United Kingdom		259,809

United States – 0.4%

James Hardie Industries PLC	73	2,481

Stellantis N.V.	240	4,711

Total United States		7,192
TOTAL COMMON STOCKS (Cost: $1,785,264)		1,770,919

RIGHTS – 0.0%

Spain – 0.0%

ACS Actividades de Construccion y Servicios S.A., expiring 7/9/21*
(Cost: $17)	11	15

EXCHANGE-TRADED FUND – 1.8%

United States – 1.8%

iShares 1-3 Year Treasury Bond ETF (Cost: $35,652)	413	35,584

	Principal Amount

U.S. GOVERNMENT OBLIGATIONS – 0.9%

U.S. Treasury Bill – 0.9%
0.01%, 4/21/22(b)(c)
(Cost: $17,998)	$18,000	17,993

TOTAL INVESTMENTS IN SECURITIES – 91.3% (Cost: $1,838,931)		1,824,511

Other Assets less Liabilities - 8.7%		174,382

NET ASSETS – 100.0%		$1,998,893
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Interest rate shown reflects the yield to maturity at the time of purchase.

(c)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $17,993 as of June 30, 2021.

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	1	9/30/21	$220,320	$(320)
5 Year U.S. Treasury Note	2	9/30/21	246,860	(328)
10 Year U.S. Treasury Note	3	9/21/21	397,500	2,953
U.S. Treasury Long Bond	1	9/21/21	160,750	5,594
Ultra 10 Year U.S. Treasury Note	1	9/21/21	147,203	3,078
			$1,172,633	$10,977

FAIR VALUATION SUMMARY The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,770,919	$—	$—	$1,770,919
Rights	15	—	—	15
Exchange-Traded Fund	35,584	—	—	35,584
U.S. Government Obligations	—	17,993	—	17,993
Total Investments in Securities	$1,806,518	$17,993	$—	$1,824,511
Financial Derivative Instruments
Futures Contracts[1]	$11,625	$—	$—	$11,625
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(648)	$—	$—	$(648)
Total – Net	$1,817,495	$17,993	$—	$1,835,488
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 89.7%

Argentina – 0.1%

Internet & Direct Marketing Retail – 0.1%

MercadoLibre, Inc.*	483	$752,413

China – 0.1%

Hotels, Restaurants & Leisure – 0.1%

Yum China Holdings, Inc.	4,612	305,545

Ireland – 0.1%

Technology Hardware, Storage & Peripherals – 0.1%

Seagate Technology Holdings PLC	3,624	318,658

Israel – 0.1%

IT Services – 0.1%

Wix.com Ltd.*	539	156,461

Software – 0.0%

Check Point Software Technologies Ltd.*	1,257	145,975
Total Israel		302,436

Netherlands – 0.1%

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors N.V.	3,071	631,766

Russia – 0.1%

Interactive Media & Services – 0.1%

Yandex N.V., Class A*	3,909	276,562

United Kingdom – 0.4%

Chemicals – 0.4%

Linde PLC	6,731	1,945,932

Internet & Direct Marketing Retail – 0.0%

Farfetch Ltd., Class A*	2,400	120,864
Total United Kingdom		2,066,796

United States – 88.7%

Aerospace & Defense – 1.3%

Boeing Co. (The)*	7,135	1,709,261

General Dynamics Corp.	2,869	540,118

Howmet Aerospace, Inc.*	3,226	111,200

L3Harris Technologies, Inc.	2,605	563,071

Lockheed Martin Corp.	3,238	1,225,097

Northrop Grumman Corp.	1,966	714,503

Raytheon Technologies Corp.	20,078	1,712,854

TransDigm Group, Inc.*	572	370,250

Total Aerospace & Defense		6,946,354

Air Freight & Logistics – 0.6%

Expeditors International of Washington, Inc.	1,910	241,806

FedEx Corp.	2,952	880,670

United Parcel Service, Inc., Class B	9,429	1,960,949

Total Air Freight & Logistics		3,083,425

Airlines – 0.2%

American Airlines Group, Inc.*	4,596	97,481

Delta Air Lines, Inc.*	7,845	339,375

Southwest Airlines Co.*	6,314	335,210

United Airlines Holdings, Inc.*	2,891	151,170

Total Airlines		923,236

Auto Components – 0.1%

Aptiv PLC*	3,273	514,941

Automobiles – 1.6%

Ford Motor Co.*	49,073	729,225

General Motors Co.*	14,892	881,160

Tesla, Inc.*	9,933	6,751,460

Total Automobiles		8,361,845

Banks – 3.7%

Bank of America Corp.	97,127	4,004,546

Citigroup, Inc.	26,017	1,840,703

Citizens Financial Group, Inc.	5,427	248,936

Fifth Third Bancorp	7,903	302,132

First Republic Bank	2,495	466,989

Huntington Bancshares, Inc.	7,896	112,676

JPMorgan Chase & Co.	38,621	6,007,110

KeyCorp	13,425	277,226

M&T Bank Corp.	1,444	209,828

PNC Financial Services Group, Inc. (The)	5,279	1,007,022

Regions Financial Corp.	12,126	244,703

SVB Financial Group*	575	319,947

Truist Financial Corp.	16,875	936,563

U.S. Bancorp	16,347	931,289

Wells Fargo & Co.	53,846	2,438,685

Total Banks		19,348,355

Beverages – 1.3%

Brown-Forman Corp., Class B	3,898	292,116

Coca-Cola Co. (The)	47,813	2,587,162

Constellation Brands, Inc., Class A	2,048	479,007

Keurig Dr. Pepper, Inc.	8,875	312,755

Monster Beverage Corp.*	4,906	448,163

PepsiCo, Inc.	18,119	2,684,692

Total Beverages		6,803,895

Biotechnology – 1.8%

AbbVie, Inc.	22,935	2,583,398

Alexion Pharmaceuticals, Inc.*	2,904	533,494

Alnylam Pharmaceuticals, Inc.*	926	156,976

Amgen, Inc.	6,391	1,557,806

Biogen, Inc.*	1,433	496,205

Exact Sciences Corp.*	1,837	228,357

Gilead Sciences, Inc.	12,130	835,272

Horizon Therapeutics PLC*	2,596	243,089

Incyte Corp.*	2,560	215,373

Moderna, Inc.*	3,825	898,799

Novavax, Inc.*	512	108,703

Regeneron Pharmaceuticals, Inc.*	949	530,054

Seagen, Inc.*	1,859	293,499

Vertex Pharmaceuticals, Inc.*	2,648	533,916

Total Biotechnology		9,214,941

Building Products – 0.4%

Carrier Global Corp.	8,463	411,302

Johnson Controls International PLC	9,763	670,035

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

Masco Corp.	3,674	$216,435

Trane Technologies PLC	3,301	607,846

Total Building Products		1,905,618

Capital Markets – 2.8%

Ameriprise Financial, Inc.	1,643	408,910

Bank of New York Mellon Corp. (The)	9,380	480,537

BlackRock, Inc.	1,872	1,637,944

Blackstone Group, Inc. (The), Class A	8,635	838,804

Charles Schwab Corp. (The)	20,255	1,474,767

CME Group, Inc.	4,346	924,307

Goldman Sachs Group, Inc. (The)	4,460	1,692,704

Intercontinental Exchange, Inc.	6,712	796,714

KKR & Co., Inc., Class A	6,955	412,014

MarketAxess Holdings, Inc.	448	207,688

Moody’s Corp.	1,966	712,419

Morgan Stanley	17,045	1,562,856

MSCI, Inc.	1,084	577,859

Nasdaq, Inc.	1,257	220,981

Northern Trust Corp.	2,821	326,164

Raymond James Financial, Inc.	1,052	136,655

S&P Global, Inc.	3,217	1,320,418

State Street Corp.	4,701	386,798

T. Rowe Price Group, Inc.	2,986	591,138

Total Capital Markets		14,709,677

Chemicals – 1.1%

Air Products & Chemicals, Inc.	2,644	760,626

Albemarle Corp.	1,042	175,535

Celanese Corp.	1,643	249,079

Corteva, Inc.	9,390	416,446

Dow, Inc.	9,047	572,494

DuPont de Nemours, Inc.	6,990	541,096

Eastman Chemical Co.	1,277	149,090

Ecolab, Inc.	3,333	686,498

FMC Corp.	1,822	197,140

International Flavors & Fragrances, Inc.	2,374	354,676

LyondellBasell Industries N.V., Class A	2,776	285,567

PPG Industries, Inc.	3,158	536,134

Sherwin-Williams Co. (The)	3,248	884,918

Total Chemicals		5,809,299

Commercial Services & Supplies – 0.4%

Cintas Corp.	1,279	488,578

Copart, Inc.*	2,900	382,307

Republic Services, Inc.	2,083	229,151

Waste Connections, Inc.	2,375	283,646

Waste Management, Inc.	5,053	707,976

Total Commercial Services & Supplies		2,091,658

Communications Equipment – 0.7%

Arista Networks, Inc.*	715	259,052

Cisco Systems, Inc.	53,044	2,811,332

F5 Networks, Inc.*	441	82,317

Motorola Solutions, Inc.	1,973	427,845

Total Communications Equipment		3,580,546

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	872	306,778

Vulcan Materials Co.	1,628	283,386

Total Construction Materials		590,164

Consumer Finance – 0.6%

Ally Financial, Inc.	4,282	213,415

American Express Co.	8,653	1,429,735

Capital One Financial Corp.	5,488	848,938

Discover Financial Services	3,851	455,535

Synchrony Financial	6,571	318,825

Total Consumer Finance		3,266,448

Containers & Packaging – 0.2%

Amcor PLC	17,752	203,438

Avery Dennison Corp.	813	170,925

Ball Corp.	2,922	236,741

Crown Holdings, Inc.	1,461	149,329

International Paper Co.	4,255	260,874

WestRock Co.	1,715	91,272

Total Containers & Packaging		1,112,579

Distributors – 0.1%

Genuine Parts Co.	1,611	203,743

LKQ Corp.*	2,345	115,421

Pool Corp.	444	203,645

Total Distributors		522,809

Diversified Financial Services – 1.2%

Berkshire Hathaway, Inc., Class A*	4	1,674,404

Berkshire Hathaway, Inc., Class B*	15,932	4,427,821

Total Diversified Financial Services		6,102,225

Diversified Telecommunication Services – 1.0%

AT&T, Inc.	89,455	2,574,515

Lumen Technologies, Inc.	10,598	144,027

Verizon Communications, Inc.	48,486	2,716,670

Total Diversified Telecommunication Services		5,435,212

Electric Utilities – 1.3%

Alliant Energy Corp.	3,503	195,327

American Electric Power Co., Inc.	5,466	462,369

Duke Energy Corp.	9,931	980,388

Edison International	4,391	253,888

Entergy Corp.	2,731	272,281

Evergy, Inc.	2,747	166,001

Eversource Energy	3,792	304,270

Exelon Corp.	11,518	510,363

FirstEnergy Corp.	6,801	253,065

NextEra Energy, Inc.	22,895	1,677,746

PG&E Corp.*	16,325	166,025

PPL Corp.	10,176	284,623

Southern Co. (The)	13,278	803,452

Xcel Energy, Inc.	5,872	386,847

Total Electric Utilities		6,716,645

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

Electrical Equipment – 0.5%

AMETEK, Inc.	3,030	$404,505

Eaton Corp. PLC	4,942	732,305

Emerson Electric Co.	8,182	787,436

Generac Holdings, Inc.*	560	232,484

Plug Power, Inc.*	3,353	114,639

Rockwell Automation, Inc.	1,530	437,611

Total Electrical Equipment		2,708,980

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	6,506	445,075

CDW Corp.	1,683	293,936

Cognex Corp.	1,657	139,271

Corning, Inc.	10,125	414,113

Keysight Technologies, Inc.*	1,951	301,254

TE Connectivity Ltd.	4,316	583,566

Trimble, Inc.*	2,302	188,373

Zebra Technologies Corp., Class A*	561	297,044

Total Electronic Equipment, Instruments & Components		2,662,632

Energy Equipment & Services – 0.2%

Baker Hughes Co.	4,155	95,025

Halliburton Co.	12,083	279,359

Schlumberger N.V.	17,386	556,526

Total Energy Equipment & Services		930,910

Entertainment – 1.8%

Activision Blizzard, Inc.	8,968	855,906

Electronic Arts, Inc.	3,047	438,250

Live Nation Entertainment, Inc.*	1,180	103,356

Netflix, Inc.*	5,333	2,816,944

Roku, Inc.*	1,197	549,722

Spotify Technology S.A.*	1,215	334,842

Take-Two Interactive Software, Inc.*	1,537	272,080

Walt Disney Co. (The)*	23,090	4,058,529

Total Entertainment		9,429,629

Equity Real Estate Investment Trusts (REITs) – 2.1%

Alexandria Real Estate Equities, Inc.	1,254	228,153

American Tower Corp.	5,336	1,441,467

AvalonBay Communities, Inc.	1,624	338,913

Boston Properties, Inc.	1,488	170,510

Crown Castle International Corp.	5,398	1,053,150

Digital Realty Trust, Inc.	2,980	448,371

Duke Realty Corp.	5,521	261,419

Equinix, Inc.	1,096	879,650

Equity Residential	4,197	323,169

Essex Property Trust, Inc.	730	219,007

Extra Space Storage, Inc.	1,778	291,272

Healthpeak Properties, Inc.	6,122	203,801

Invitation Homes, Inc.	7,190	268,115

Mid-America Apartment Communities, Inc.	1,272	214,230

Prologis, Inc.	8,921	1,066,327

Public Storage	1,857	558,381

Realty Income Corp.	3,172	211,699

SBA Communications Corp.	1,237	394,232

Simon Property Group, Inc.	4,299	560,934

Sun Communities, Inc.	1,360	233,104

UDR, Inc.	2,063	101,046

Ventas, Inc.	4,143	236,565

VICI Properties, Inc.	7,974	247,354

Welltower, Inc.	5,521	458,795

Weyerhaeuser Co.	9,284	319,555

Total Equity Real Estate Investment Trusts (REITs)		10,729,219

Food & Staples Retailing – 1.2%

Costco Wholesale Corp.	5,773	2,284,203

Kroger Co. (The)	9,291	355,938

Sysco Corp.	6,614	514,238

Walgreens Boots Alliance, Inc.	9,996	525,890

Walmart, Inc.	17,584	2,479,696

Total Food & Staples Retailing		6,159,965

Food Products – 0.7%

Archer-Daniels-Midland Co.	7,089	429,593

Conagra Brands, Inc.	5,742	208,894

General Mills, Inc.	7,946	484,150

Hershey Co. (The)	1,684	293,319

Hormel Foods Corp.	4,154	198,353

J.M. Smucker Co. (The)	1,280	165,850

Kellogg Co.	3,157	203,090

Kraft Heinz Co. (The)	7,147	291,455

McCormick & Co., Inc., Non-Voting Shares	2,560	226,099

Mondelez International, Inc., Class A	17,508	1,093,199

Tyson Foods, Inc., Class A	3,284	242,228

Total Food Products		3,836,230

Health Care Equipment & Supplies – 3.0%

Abbott Laboratories	23,025	2,669,288

ABIOMED, Inc.*	434	135,456

Align Technology, Inc.*	859	524,849

Baxter International, Inc.	5,293	426,086

Becton, Dickinson and Co.	3,443	837,303

Boston Scientific Corp.*	19,190	820,564

Cooper Cos., Inc. (The)	551	218,345

Danaher Corp.	8,147	2,186,329

Dentsply Sirona, Inc.	1,577	99,761

DexCom, Inc.*	866	369,782

Edwards Lifesciences Corp.*	7,424	768,904

Hologic, Inc.*	2,410	160,795

IDEXX Laboratories, Inc.*	1,026	647,970

Intuitive Surgical, Inc.*	1,301	1,196,452

Medtronic PLC	16,812	2,086,874

ResMed, Inc.	1,594	392,953

STERIS PLC	1,095	225,899

Stryker Corp.	4,278	1,111,125

Teleflex, Inc.	470	188,841

West Pharmaceutical Services, Inc.	790	283,689

Zimmer Biomet Holdings, Inc.	2,667	428,907

Total Health Care Equipment & Supplies		15,780,172

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

Health Care Providers & Services – 2.2%

AmerisourceBergen Corp.	2,073	$237,338

Anthem, Inc.	3,028	1,156,090

Cardinal Health, Inc.	4,108	234,526

Centene Corp.*	5,388	392,947

Cigna Corp.	4,021	953,259

CVS Health Corp.	17,560	1,465,206

Guardant Health, Inc.*	981	121,830

HCA Healthcare, Inc.	3,152	651,645

Humana, Inc.	1,535	679,575

Laboratory Corp. of America Holdings*	1,298	358,053

McKesson Corp.	2,121	405,620

Quest Diagnostics, Inc.	1,874	247,312

UnitedHealth Group, Inc.	11,614	4,650,710

Total Health Care Providers & Services		11,554,111

Health Care Technology – 0.2%

Cerner Corp.	3,935	307,560

Teladoc Health, Inc.*	1,891	314,454

Veeva Systems, Inc., Class A*	1,616	502,495

Total Health Care Technology		1,124,509

Hotels, Restaurants & Leisure – 1.7%

Booking Holdings, Inc.*	503	1,100,609

Caesars Entertainment, Inc.*	1,037	107,589

Carnival Corp.*	7,929	209,008

Chipotle Mexican Grill, Inc.*	347	537,968

Darden Restaurants, Inc.	1,362	198,838

Domino’s Pizza, Inc.	420	195,926

DraftKings, Inc., Class A*	4,213	219,792

Expedia Group, Inc.*	1,343	219,863

Hilton Worldwide Holdings, Inc.*	3,397	409,746

Las Vegas Sands Corp.*	5,364	282,629

Marriott International, Inc., Class A*	3,550	484,646

McDonald’s Corp.	9,704	2,241,527

MGM Resorts International	3,683	157,080

Penn National Gaming, Inc.*	953	72,895

Royal Caribbean Cruises Ltd.*	2,607	222,325

Starbucks Corp.	15,544	1,737,975

Yum! Brands, Inc.	3,318	381,670

Total Hotels, Restaurants & Leisure		8,780,086

Household Durables – 0.2%

D.R. Horton, Inc.	4,000	361,480

Garmin Ltd.	1,689	244,297

Lennar Corp., Class A	3,350	332,822

NVR, Inc.*	35	174,066

PulteGroup, Inc.	3,725	203,273

Total Household Durables		1,315,938

Household Products – 1.2%

Church & Dwight Co., Inc.	2,265	193,023

Clorox Co. (The)	1,699	305,667

Colgate-Palmolive Co.	11,190	910,307

Kimberly-Clark Corp.	3,990	533,782

Procter & Gamble Co. (The)	30,372	4,098,094

Total Household Products		6,040,873

Independent Power & Renewable Electricity Producers – 0.0%

AES Corp. (The)	8,408	219,197

Industrial Conglomerates – 1.0%

3M Co.	7,647	1,518,924

General Electric Co.	103,365	1,391,293

Honeywell International, Inc.	8,638	1,894,745

Roper Technologies, Inc.	998	469,259

Total Industrial Conglomerates		5,274,221

Insurance – 1.4%

Aflac, Inc.	9,191	493,189

Allstate Corp. (The)	3,127	407,886

American International Group, Inc.	9,569	455,484

Aon PLC, Class A	2,840	678,078

Arch Capital Group Ltd.*	3,852	149,997

Arthur J. Gallagher & Co.	2,562	358,885

Chubb Ltd.	5,137	816,475

Cincinnati Financial Corp.	1,637	190,907

Hartford Financial Services Group, Inc. (The)	4,827	299,129

Markel Corp.*	163	193,434

Marsh & McLennan Cos., Inc.	5,469	769,379

MetLife, Inc.	10,085	603,587

Principal Financial Group, Inc.	2,745	173,457

Progressive Corp. (The)	7,197	706,817

Prudential Financial, Inc.	4,680	479,560

Travelers Cos., Inc. (The)	2,752	412,002

Willis Towers Watson PLC	1,535	353,081

Total Insurance		7,541,347

Interactive Media & Services – 6.2%

Alphabet, Inc., Class A*	3,870	9,449,727

Alphabet, Inc., Class C*	3,981	9,977,660

Facebook, Inc., Class A*	29,088	10,114,188

IAC/InterActiveCorp*	687	105,915

Match Group, Inc.*	2,866	462,143

Pinterest, Inc., Class A*	6,743	532,360

Snap, Inc., Class A*	12,059	821,700

Twitter, Inc.*	10,347	711,977

Zillow Group, Inc., Class C*	1,235	150,942

Total Interactive Media & Services		32,326,612

Internet & Direct Marketing Retail – 3.9%

Amazon.com, Inc.*	5,512	18,962,162

eBay, Inc.	9,690	680,335

Etsy, Inc.*	1,541	317,199

Wayfair, Inc., Class A*	622	196,372

Total Internet & Direct Marketing Retail		20,156,068

IT Services – 5.1%

Accenture PLC, Class A	8,269	2,437,619

Akamai Technologies, Inc.*	1,933	225,388

Automatic Data Processing, Inc.	5,523	1,096,978

Broadridge Financial Solutions, Inc.	1,414	228,403

Cognizant Technology Solutions Corp., Class A	7,175	496,940

EPAM Systems, Inc.*	670	342,343

Fidelity National Information Services, Inc.	7,072	1,001,890

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

Fiserv, Inc.*	6,477	$692,327

FleetCor Technologies, Inc.*	912	233,527

Gartner, Inc.*	1,060	256,732

Global Payments, Inc.	3,120	585,125

International Business Machines Corp.	11,050	1,619,819

MasterCard, Inc., Class A	11,311	4,129,533

MongoDB, Inc.*	539	194,859

Okta, Inc.*	1,381	337,903

Paychex, Inc.	4,212	451,948

PayPal Holdings, Inc.*	15,136	4,411,841

Snowflake, Inc., Class A*	2,125	513,825

Square, Inc., Class A*	5,107	1,245,087

Twilio, Inc., Class A*	1,906	751,269

VeriSign, Inc.*	1,115	253,874

Visa, Inc., Class A	21,740	5,083,247

Total IT Services		26,590,477

Leisure Products – 0.1%

Peloton Interactive, Inc., Class A*	2,581	320,096

Life Sciences Tools & Services – 1.1%

Agilent Technologies, Inc.	3,656	540,394

Avantor, Inc.*	3,872	137,495

Bio-Techne Corp.	278	125,172

Charles River Laboratories International, Inc.*	528	195,318

Illumina, Inc.*	1,482	701,297

IQVIA Holdings, Inc.*	2,487	602,650

Mettler-Toledo International, Inc.*	255	353,262

PerkinElmer, Inc.	1,086	167,689

Thermo Fisher Scientific, Inc.	4,926	2,485,019

Waters Corp.*	820	283,400

Total Life Sciences Tools & Services		5,591,696

Machinery – 1.4%

Caterpillar, Inc.	7,092	1,543,432

Cummins, Inc.	1,953	476,161

Deere & Co.	3,732	1,316,314

Dover Corp.	2,006	302,103

Fortive Corp.	3,640	253,853

IDEX Corp.	829	182,421

Illinois Tool Works, Inc.	3,519	786,708

Ingersoll Rand, Inc.*	3,559	173,715

Otis Worldwide Corp.	4,848	396,421

PACCAR, Inc.	4,335	386,899

Parker-Hannifin Corp.	1,817	558,019

Stanley Black & Decker, Inc.	2,107	431,914

Westinghouse Air Brake Technologies Corp.	2,263	186,245

Xylem, Inc.	2,146	257,434

Total Machinery		7,251,639

Media – 1.1%

Charter Communications, Inc., Class A*	1,948	1,405,385

Comcast Corp., Class A	57,787	3,295,015

Liberty Broadband Corp., Class C*	2,390	415,047

Omnicom Group, Inc.	2,644	211,493

ViacomCBS, Inc., Class B	6,426	290,455

Total Media		5,617,395

Metals & Mining – 0.3%

Freeport-McMoRan, Inc.	18,202	675,476

Newmont Corp.	8,543	541,456

Nucor Corp.	3,356	321,941

Total Metals & Mining		1,538,873

Multi-Utilities – 0.5%

Ameren Corp.	2,856	228,594

CMS Energy Corp.	2,197	129,799

Consolidated Edison, Inc.	3,110	223,049

Dominion Energy, Inc.	10,025	737,539

DTE Energy Co.	1,987	257,515

Public Service Enterprise Group, Inc.	5,333	318,594

Sempra Energy	3,129	414,530

WEC Energy Group, Inc.	3,916	348,328

Total Multi-Utilities		2,657,948

Multiline Retail – 0.5%

Dollar General Corp.	2,728	590,312

Dollar Tree, Inc.*	3,097	308,152

Target Corp.	6,387	1,543,993

Total Multiline Retail		2,442,457

Oil, Gas & Consumable Fuels – 2.2%

Cheniere Energy, Inc.*	3,617	313,739

Chevron Corp.	24,092	2,523,396

ConocoPhillips	16,947	1,032,072

Devon Energy Corp.	5,129	149,716

EOG Resources, Inc.	5,370	448,073

Exxon Mobil Corp.	54,626	3,445,808

Hess Corp.	3,802	331,991

Kinder Morgan, Inc.	22,415	408,625

Marathon Petroleum Corp.	8,467	511,576

Occidental Petroleum Corp.	10,518	328,898

ONEOK, Inc.	4,802	267,183

Phillips 66	5,474	469,779

Pioneer Natural Resources Co.	2,656	431,653

Valero Energy Corp.	5,628	439,434

Williams Cos., Inc. (The)	16,302	432,818

Total Oil, Gas & Consumable Fuels		11,534,761

Personal Products – 0.2%

Estee Lauder Cos., Inc. (The), Class A	2,748	874,084

Pharmaceuticals – 3.2%

Bristol-Myers Squibb Co.	29,608	1,978,407

Catalent, Inc.*	1,523	164,667

Eli Lilly & Co.	10,534	2,417,764

Johnson & Johnson	32,700	5,386,998

Merck & Co., Inc.	30,357	2,360,864

Pfizer, Inc.	69,303	2,713,905

Royalty Pharma PLC, Class A	2,420	99,196

Viatris, Inc.	10,555	150,831

Zoetis, Inc.	6,418	1,196,058

Total Pharmaceuticals		16,468,690

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

Professional Services – 0.4%

CoStar Group, Inc.*	3,996	$330,949

Equifax, Inc.	1,205	288,609

IHS Markit Ltd.	4,945	557,104

Jacobs Engineering Group, Inc.	1,823	243,225

Leidos Holdings, Inc.	1,432	144,775

TransUnion	1,880	206,443

Verisk Analytics, Inc.	1,527	266,797

Total Professional Services		2,037,902

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	4,016	344,292

Road & Rail – 1.1%

CSX Corp.	26,335	844,827

JB Hunt Transport Services, Inc.	469	76,424

Kansas City Southern	1,306	370,081

Lyft, Inc. , Class A*	1,934	116,968

Norfolk Southern Corp.	3,281	870,810

Old Dominion Freight Line, Inc.	1,232	312,682

Uber Technologies, Inc.*	20,004	1,002,600

Union Pacific Corp.	8,872	1,951,219

Total Road & Rail		5,545,611

Semiconductors & Semiconductor Equipment – 4.6%

Advanced Micro Devices, Inc.*	15,270	1,434,311

Analog Devices, Inc.	4,587	789,698

Applied Materials, Inc.	10,586	1,507,446

Broadcom, Inc.	3,802	1,812,946

Enphase Energy, Inc.*	1,064	195,382

Entegris, Inc.	915	112,518

Intel Corp.	48,880	2,744,123

KLA Corp.	1,691	548,239

Lam Research Corp.	1,697	1,104,238

Marvell Technology, Inc.	6,590	384,395

Maxim Integrated Products, Inc.	3,150	331,884

Microchip Technology, Inc.	3,041	455,359

Micron Technology, Inc.*	14,387	1,222,607

Monolithic Power Systems, Inc.	491	183,364

NVIDIA Corp.	7,380	5,904,738

ON Semiconductor Corp.*	2,991	114,495

Qorvo, Inc.*	1,144	223,824

QUALCOMM, Inc.	13,619	1,946,564

Skyworks Solutions, Inc.	1,903	364,900

Teradyne, Inc.	1,795	240,458

Texas Instruments, Inc.	11,157	2,145,491

Xilinx, Inc.	2,865	414,394

Total Semiconductors & Semiconductor Equipment		24,181,374

Software – 8.9%

Adobe, Inc.*	5,495	3,218,092

ANSYS, Inc.*	1,024	355,389

Atlassian Corp. PLC, Class A*	1,233	316,708

Autodesk, Inc.*	2,563	748,140

Cadence Design Systems, Inc.*	3,600	492,552

Citrix Systems, Inc.	1,429	167,579

Coupa Software, Inc.*	750	196,583

Crowdstrike Holdings, Inc., Class A*	2,561	643,605

Datadog, Inc., Class A*	2,058	214,197

DocuSign, Inc.*	2,216	619,527

Fair Isaac Corp.*	302	151,809

Fortinet, Inc.*	1,728	411,592

HubSpot, Inc.*	450	262,224

Intuit, Inc.	3,045	1,492,568

Microsoft Corp.	96,396	26,113,676

Oracle Corp.	23,146	1,801,685

Palantir Technologies, Inc., Class A*	18,065	476,193

Palo Alto Networks, Inc.*	1,229	456,020

Paycom Software, Inc.*	571	207,541

PTC, Inc.*	748	105,663

RingCentral, Inc., Class A*	828	240,600

salesforce.com, Inc.*	10,140	2,476,898

ServiceNow, Inc.*	2,195	1,206,262

Slack Technologies, Inc., Class A*	7,365	326,270

Splunk, Inc.*	1,797	259,810

SS&C Technologies Holdings, Inc.	3,101	223,458

Synopsys, Inc.*	1,683	464,155

Trade Desk, Inc. (The), Class A*	4,908	379,683

Tyler Technologies, Inc.*	451	204,019

VMware, Inc., Class A*	983	157,251

Workday, Inc., Class A*	2,093	499,683

Zendesk, Inc.*	1,121	161,805

Zoom Video Communications, Inc., Class A*	2,575	996,602

Zscaler, Inc.*	870	187,972

Total Software		46,235,811

Specialty Retail – 2.0%

AutoZone, Inc.*	242	361,117

Best Buy Co., Inc.	2,820	324,244

Burlington Stores, Inc.*	692	222,817

CarMax, Inc.*	1,883	243,190

Carvana Co.*	582	175,659

Home Depot, Inc. (The)	13,744	4,382,824

L Brands, Inc.	2,155	155,289

Lowe’s Cos., Inc.	9,477	1,838,254

O’Reilly Automotive, Inc.*	915	518,082

Ross Stores, Inc.	4,158	515,592

TJX Cos., Inc. (The)	15,179	1,023,368

Tractor Supply Co.	1,609	299,371

Ulta Beauty, Inc.*	613	211,957

Total Specialty Retail		10,271,764

Technology Hardware, Storage & Peripherals – 5.7%

Apple, Inc.	204,620	28,024,755

Dell Technologies, Inc., Class C*	3,564	355,224

Hewlett Packard Enterprise Co.	15,101	220,173

HP, Inc.	16,845	508,550

Western Digital Corp.*	4,405	313,504

Total Technology Hardware, Storage & Peripherals		29,422,206

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (concluded)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2021

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – 0.6%

lululemon athletica, Inc.*	1,279	$466,797

NIKE, Inc., Class B	15,367	2,374,048

VF Corp.	3,910	320,776

Total Textiles, Apparel & Luxury Goods		3,161,621

Tobacco – 0.6%

Altria Group, Inc.	22,999	1,096,592

Philip Morris International, Inc.	19,347	1,917,481

Total Tobacco		3,014,073

Trading Companies & Distributors – 0.2%

Fastenal Co.	6,684	347,568

United Rentals, Inc.*	1,029	328,261

W.W. Grainger, Inc.	591	258,858

Total Trading Companies & Distributors		934,687

Water Utilities – 0.1%

American Water Works Co., Inc.	2,200	339,086

Wireless Telecommunication Services – 0.2%

T-Mobile U.S., Inc.*	7,627	1,104,618
Total United States		461,091,732
TOTAL COMMON STOCKS (Cost: $333,237,360)		465,745,908

	Principal Amount

U.S. GOVERNMENT OBLIGATIONS – 0.1%

U.S. Treasury Bills – 0.1%
0.01%, 9/9/21(a)(b)	$485,000	484,960
0.00%, 12/2/21(a)(b)	50,000	49,990
0.04%, 4/21/22(a)(b)	32,000	31,987
0.04%, 5/19/22(a)(b)	138,000	137,921
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $704,930)		704,858

TOTAL INVESTMENTS IN SECURITIES – 89.8% (Cost: $333,942,290)		466,450,766

Other Assets less Liabilities – 10.2%		52,833,284

NET ASSETS – 100.0%		$519,284,050
*	Non-income producing security.

(a)	Interest rate shown reflects the yield to maturity at the time of purchase.

(b)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $704,858 as of June 30, 2021.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	275	9/30/21	$60,588,086	$(108,327)
5 Year U.S. Treasury Note	492	9/30/21	60,727,406	(220,039)
10 Year U.S. Treasury Note	459	9/21/21	60,817,500	336,960
U.S. Treasury Long Bond	383	9/21/21	61,567,250	1,750,297
Ultra 10 Year U.S. Treasury Note	414	9/21/21	60,942,094	822,922
			$304,642,336	$2,581,813
†	As of June 30, 2021, deposits at broker for futures contracts of $2,869,992 included cash collateral of $883,139 and previously settled variation margin gains on open futures contracts of $1,986,853.

FAIR VALUATION SUMMARY
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 - Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$465,745,908	$—	$—	$465,745,908
U.S. Government Obligations	—	704,858	—	704,858
Total Investments in Securities	$465,745,908	$704,858	$—	$466,450,766
Financial Derivative Instruments
Futures Contracts[1]	$2,910,179	$—	$—	$2,910,179
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(328,366)	$—	$—	$(328,366)
Total – Net	$468,327,721	$704,858	$—	$469,032,579
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments

WisdomTree BioRevolution Fund (WDNA)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 100.0%

Denmark – 2.8%

Biotechnology – 0.9%

Genmab A/S, ADR*	588	$24,008

Chemicals – 1.9%

Chr Hansen Holding A/S	236	21,302

Novozymes A/S, Class B	408	30,757

Total Chemicals		52,059
Total Denmark		76,067

Germany – 3.1%

Biotechnology – 1.5%

BioNTech SE, ADR*	120	26,866

CureVac N.V.*	192	14,108

Total Biotechnology		40,974

Oil, Gas & Consumable Fuels – 0.8%

VERBIO Vereinigte BioEnergie AG	436	22,088

Pharmaceuticals – 0.8%

Bayer AG, Registered Shares	340	20,648
Total Germany		83,710

Japan – 1.2%

Biotechnology – 1.2%

Takara Bio, Inc.	1,200	32,057

Netherlands – 0.5%

Biotechnology – 0.5%

uniQure N.V.*	428	13,182

Sweden – 1.6%

Biotechnology – 0.9%

Vitrolife AB	576	23,950

Life Sciences Tools & Services – 0.7%

CELLINK AB, Class B*	372	18,452
Total Sweden		42,402

Switzerland – 1.6%

Biotechnology – 0.7%

CRISPR Therapeutics AG*	112	18,132

Pharmaceuticals – 0.9%

Novartis AG, Registered Shares	256	23,352
Total Switzerland		41,484

United Kingdom – 3.2%

Biotechnology – 1.1%

Genus PLC	420	28,778

Pharmaceuticals – 2.1%

AstraZeneca PLC, ADR	427	25,578

GlaxoSmithKline PLC	1,572	30,824

Total Pharmaceuticals		56,402
Total United Kingdom		85,180

United States – 86.0%

Biotechnology – 50.7%

Agenus, Inc.*	7,060	38,759

Agios Pharmaceuticals, Inc.*	392	21,603

Akouos, Inc.*	1,464	$18,373

Alexion Pharmaceuticals, Inc.*	176	32,333

Allogene Therapeutics, Inc.*	680	17,734

Alnylam Pharmaceuticals, Inc.*	156	26,445

Amgen, Inc.	124	30,225

Amicus Therapeutics, Inc.*	2,188	21,092

Arcturus Therapeutics Holdings, Inc.*	392	13,265

Arena Pharmaceuticals, Inc.*	320	21,824

Arrowhead Pharmaceuticals, Inc.*	192	15,901

Athersys, Inc.*	12,988	18,703

Avrobio, Inc.*	1,256	11,166

Beam Therapeutics, Inc.*	188	24,197

Biogen, Inc.*	111	38,436

BioMarin Pharmaceutical, Inc.*	272	22,696

Bluebird Bio, Inc.*	720	23,026

Bridgebio Pharma, Inc.*	396	24,140

Cogent Biosciences, Inc.*	2,544	20,632

Constellation Pharmaceuticals, Inc.*	684	23,119

Dicerna Pharmaceuticals, Inc.*	704	26,273

Editas Medicine, Inc.*	584	33,078

Epizyme, Inc.*	1,804	14,991

Exact Sciences Corp.*	164	20,387

Fate Therapeutics, Inc.*	172	14,928

Frequency Therapeutics, Inc.*	1,304	12,988

Generation Bio Co.*	580	15,602

Geron Corp.*	14,448	20,372

Gilead Sciences, Inc.	456	31,400

Gossamer Bio, Inc.*	2,512	20,397

Homology Medicines, Inc.*	2,120	15,412

Inovio Pharmaceuticals, Inc.*	3,168	29,367

Intellia Therapeutics, Inc.*	183	29,629

Invitae Corp.*	624	21,047

Ionis Pharmaceuticals, Inc.*	672	26,806

Iovance Biotherapeutics, Inc.*	928	24,147

Lineage Cell Therapeutics, Inc.*	8,200	23,370

MacroGenics, Inc.*	596	16,009

Mirati Therapeutics, Inc.*	88	14,215

Moderna, Inc.*	84	19,738

Myriad Genetics, Inc.*	720	22,018

Natera, Inc.*	200	22,706

Novavax, Inc.*	60	12,739

Passage Bio, Inc.*	1,124	14,882

Precigen, Inc.*	2,652	17,291

Precision BioSciences, Inc.*	2,280	28,546

Regeneron Pharmaceuticals, Inc.*	44	24,576

REGENXBIO, Inc.*	628	24,398

Rocket Pharmaceuticals, Inc.*	316	13,996

Sangamo Therapeutics, Inc.*	1,832	21,929

Sarepta Therapeutics, Inc.*	308	23,944

Seagen, Inc.*	156	24,629

Solid Biosciences, Inc.*	2,808	10,277

Sorrento Therapeutics, Inc.*	1,716	16,628

Stoke Therapeutics, Inc.*	648	21,812

Translate Bio, Inc.*	632	17,405

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (concluded)

WisdomTree BioRevolution Fund (WDNA)

June 30, 2021

Investments	Shares	Value

Turning Point Therapeutics, Inc.*	188	$14,668

Twist Bioscience Corp.*	108	14,391

Ultragenyx Pharmaceutical, Inc.*	192	18,307

UNITY Biotechnology, Inc.*	4,276	19,841

Vaxart, Inc.*	1,584	11,864

VBI Vaccines, Inc.*	4,548	15,236

Vericel Corp.*	360	18,900

Vertex Pharmaceuticals, Inc.*	136	27,422

Total Biotechnology		1,352,230

Chemicals – 4.8%

Amyris, Inc.*	1,480	24,227

Corteva, Inc.	588	26,078

Dow, Inc.	456	28,856

DuPont de Nemours, Inc.	280	21,675

FMC Corp.	244	26,401

Total Chemicals		127,237

Food Products – 3.8%

Archer-Daniels-Midland Co.	455	27,573

Beyond Meat, Inc.*	164	25,829

Darling Ingredients, Inc.*	412	27,810

Tyson Foods, Inc., Class A	282	20,800

Total Food Products		102,012

Health Care Equipment & Supplies – 1.2%

Danaher Corp.	115	30,862

Health Care Providers & Services – 2.0%

Laboratory Corp. of America Holdings*	108	29,792

Progyny, Inc.*	374	22,066

Total Health Care Providers & Services		51,858

Life Sciences Tools & Services – 13.8%

10X Genomics, Inc., Class A*	112	21,932

Agilent Technologies, Inc.	220	32,518

Bio-Rad Laboratories, Inc., Class A*	35	22,550

Bio-Techne Corp.	68	$30,618

Codexis, Inc.*	924	20,938

Illumina, Inc.*	72	34,071

NanoString Technologies, Inc.*	272	17,623

NeoGenomics, Inc.*	592	26,741

Pacific Biosciences of California, Inc.*	436	15,247

PerkinElmer, Inc.	224	34,588

Personalis, Inc.*	892	22,567

QIAGEN N.V.*	600	29,028

Repligen Corp.*	136	27,148

Thermo Fisher Scientific, Inc.	64	32,286

Total Life Sciences Tools & Services		367,855

Oil, Gas & Consumable Fuels – 2.7%

Alto Ingredients, Inc.*	3,748	22,900

Green Plains, Inc.	744	25,013

Renewable Energy Group, Inc.*	396	24,687

Total Oil, Gas & Consumable Fuels		72,600

Pharmaceuticals – 7.0%

Catalent, Inc.*	256	27,679

Eli Lilly & Co.	160	36,723

Johnson & Johnson	176	28,994

Merck & Co., Inc.	396	30,797

Organon & Co.*	34	1,029

Pfizer, Inc.	756	29,605

Zoetis, Inc.	168	31,308

Total Pharmaceuticals		186,135
Total United States		2,290,789

TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $2,564,068)		2,664,871

Other Assets less Liabilities – 0.0%		211

NET ASSETS – 100.0%		$2,665,082

*	Non-income producing security.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2—Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$2,664,871	$—	$—	$2,664,871
Total Investments in Securities	$2,664,871	$—	$—	$2,664,871

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 99.9%

Canada – 1.9%

IT Services – 1.9%

Shopify, Inc., Class A*	16,578	$24,220,126

China – 0.8%

Software – 0.8%

Agora, Inc., ADR*(a)	231,763	9,724,776

Israel – 2.7%

IT Services – 1.5%

Wix.com Ltd.*	65,420	18,990,117

Software – 1.2%

JFrog Ltd.*(a)	344,682	15,689,925
Total Israel		34,680,042

United States – 94.5%

Diversified Consumer Services – 1.5%

2U, Inc.*(a)	449,198	18,718,081

Health Care Technology – 1.8%

Veeva Systems, Inc., Class A*	75,837	23,581,515

IT Services – 11.2%

BigCommerce Holdings, Inc., Series 1*(a)	326,760	21,213,259

Fastly, Inc., Class A*(a)	285,488	17,015,085

Okta, Inc.*	80,085	19,595,198

PayPal Holdings, Inc.*	82,914	24,167,773

Snowflake, Inc., Class A*	79,654	19,260,337

Square, Inc., Class A*(a)	83,549	20,369,246

Twilio, Inc., Class A*	54,322	21,411,559

Total IT Services		143,032,457

Software – 80.0%

Adobe, Inc.*	49,555	29,021,390

Anaplan, Inc.*	273,640	14,585,012

Appfolio, Inc., Class A*	132,591	18,721,849

Asana, Inc., Class A*(a)	572,122	35,488,728

Atlassian Corp. PLC, Class A*	92,049	23,643,706

Avalara, Inc.*	132,349	21,414,068

Bill.com Holdings, Inc.*	129,152	23,658,063

Blackline, Inc.*	174,861	19,456,784

Box, Inc., Class A*	1,280,262	32,710,694

Cloudflare, Inc., Class A*	288,761	30,562,464

Coupa Software, Inc.*	62,238	16,313,202

Crowdstrike Holdings, Inc., Class A*	99,408	24,982,225

Datadog, Inc., Class A*	226,484	23,572,455

DocuSign, Inc.*	89,690	25,074,633

Domo, Inc., Class B*	343,486	27,763,973

Dropbox, Inc., Class A*	1,011,609	30,661,869

Elastic N.V.*	142,145	20,719,055

Everbridge, Inc.*	143,497	19,527,072

Five9, Inc.*(a)	125,007	22,925,034

HubSpot, Inc.*	43,740	25,488,173

Medallia, Inc.*	512,044	17,281,485

Mimecast Ltd.*	517,187	27,436,770

Momentive Global, Inc.*	1,061,143	22,358,283

nCino, Inc.*	283,449	$16,984,264

New Relic, Inc.*	375,917	25,175,162

PagerDuty, Inc.*(a)	443,943	18,903,093

Paycom Software, Inc.*	57,781	21,001,660

Paylocity Holding Corp.*	115,498	22,037,018

Proofpoint, Inc.*	170,584	29,640,676

Q2 Holdings, Inc.*	167,731	17,205,846

Qualys, Inc.*	225,904	22,746,274

RingCentral, Inc., Class A*	53,858	15,650,058

salesforce.com, Inc.*	96,530	23,579,383

ServiceNow, Inc.*	41,713	22,923,379

Smartsheet, Inc., Class A*	287,963	20,825,484

Sprout Social, Inc., Class A*	301,782	26,985,347

Sumo Logic, Inc.*(a)	625,601	12,918,661

Tenable Holdings, Inc.*	530,915	21,953,335

Workday, Inc., Class A*	83,607	19,960,335

Workiva, Inc.*	207,516	23,102,756

Yext, Inc.*	1,152,600	16,470,654

Zendesk, Inc.*	151,044	21,801,691

Zoom Video Communications, Inc., Class A*	55,390	21,437,592

Zscaler, Inc.*	105,320	22,755,439

Zuora, Inc., Class A*(a)	1,412,513	24,365,849

Total Software		1,021,790,943
Total United States		1,207,122,996
TOTAL COMMON STOCKS (Cost: $1,177,728,364)		1,275,747,940

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.9%

United States – 3.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(b)
(Cost: $49,829,723)	49,829,723	49,829,723
TOTAL INVESTMENTS IN SECURITIES – 103.8% (Cost: $1,227,558,087)		1,325,577,663

Other Assets less Liabilities – (3.8)%		(48,535,818)

NET ASSETS – 100.0%		$1,277,041,845
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2021 (See Note 2). At June 30, 2021, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $139,218,727 and the total market value of the collateral held by the Fund was $145,022,343. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $95,192,620.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2021.

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (concluded)

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2021

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,275,747,940	$—	$—	$1,275,747,940
Investment of Cash Collateral for Securities Loaned	—	49,829,723	—	49,829,723
Total Investments in Securities	$1,275,747,940	$49,829,723	$—	$1,325,577,663

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments

WisdomTree Cybersecurity Fund (WCBR)

June 30, 2021

Investments	Shares	Value

COMMON STOCKS – 99.9%

Israel – 3.2%

Communications Equipment – 1.9%

Radware Ltd.*	16,732	$515,011

Software – 1.3%

Tufin Software Technologies Ltd.*	38,356	349,807
Total Israel		864,818

Japan – 4.0%

Software – 4.0%

Trend Micro, Inc.	20,400	1,069,718

United Kingdom – 3.8%

Software – 3.8%

Avast PLC(a)	152,970	1,035,047

United States – 88.9%

IT Services – 11.7%

Akamai Technologies, Inc.*	7,738	902,251

Fastly, Inc., Class A*	13,301	792,740

Okta, Inc.*	5,893	1,441,899

Total IT Services		3,136,890

Software – 77.2%

Cloudflare, Inc., Class A*	17,475	1,849,554

Crowdstrike Holdings, Inc., Class A*	6,689	1,681,013

CyberArk Software Ltd.*	6,928	902,511

Datadog, Inc., Class A*	16,118	$1,677,561

FireEye, Inc.*	48,569	982,065

Fortinet, Inc.*	5,348	1,273,840

McAfee Corp., Class A	42,281	1,184,714

Palo Alto Networks, Inc.*	3,894	1,444,869

Ping Identity Holding Corp.*	32,876	752,860

Proofpoint, Inc.*	8,011	1,391,991

Qualys, Inc.*	7,511	756,283

Rapid7, Inc.*	16,815	1,591,203

Sailpoint Technologies Holdings, Inc.*	17,761	907,054

Splunk, Inc.*	7,398	1,069,603

Tenable Holdings, Inc.*	24,484	1,012,413

Varonis Systems, Inc.*	12,796	737,305

Zix Corp.*	51,873	365,705

Zscaler, Inc.*	5,415	1,169,965

Total Software		20,750,509
Total United States		23,887,399

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $25,970,343)		26,856,982

Other Assets less Liabilities – 0.1%		17,639

NET ASSETS – 100.0%		$26,874,621
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank N.A.	7/1/2021	5,236	USD	578,769	JPY	$21	$—

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$26,856,982	$—	$—	$26,856,982
Total Investments in Securities	$26,856,982	$—	$—	$26,856,982
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$21	$—	$21
Total – Net	$26,856,982	$21	$—	$26,857,003
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	103

Statements of Assets and Liabilities

WisdomTree Trust

June 30, 2021

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree International ESG Fund	WisdomTree U.S. Corporate Bond Fund
ASSETS:

Investments, at cost	$141,780,234	$35,123,508	$25,254,977	$6,221,706	$48,464,809

Foreign currency, at cost	53,635	64,084	22,985	6,244	—

Investments in securities, at value[1,2] (Note 2)	165,126,326	42,027,554	35,512,777	7,682,081	48,874,816

Cash	68,410	5,072	3,025	2,373	208,600

Foreign currency, at value	53,490	63,923	22,969	6,216	—

Unrealized appreciation on foreign currency contracts	1,678,898	400,901	—	—	—

Receivables:

Investment securities sold[3]	—	89,255	—	—	26,090

Dividends	320,303	81,460	94,866	13,210	—

Securities lending income	2,909	2,029	268	35	71

Interest	—	—	—	—	455,433

Foreign tax reclaims	417,427	39,489	826	29,207	—
Total Assets	167,667,763	42,709,683	35,634,731	7,733,122	49,565,010
LIABILITIES:

Unrealized depreciation on foreign currency contracts	7,417	3,039	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	5,229,100	971,367	114,878	37,130	529,568

Investment securities purchased	717,420	382,137	—	—	—

Advisory fees (Note 3)	53,562	16,615	9,351	1,940	7,186

Service fees (Note 2)	589	153	130	28	176

Foreign capital gains tax	—	—	106,595	—	—
Total Liabilities	6,008,088	1,373,311	230,954	39,098	536,930
NET ASSETS	$161,659,675	$41,336,372	$35,403,777	$7,694,024	$49,028,080
NET ASSETS:

Paid-in capital	$182,361,628	$41,282,730	$34,520,773	$9,489,067	$48,593,258

Total distributable earnings (loss)	(20,701,953)	53,642	883,004	(1,795,043)	434,822
NET ASSETS	$161,659,675	$41,336,372	$35,403,777	$7,694,024	$49,028,080
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	5,300,000	1,200,000	900,000	250,000	900,000
Net asset value per share	$30.50	$34.45	$39.34	$30.78	$54.48
[1] Includes market value of securities out on loan of:	$6,597,215	$2,743,437	$257,115	$35,341	$610,111
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan, which were sold and pending settlement, of:	—	—	—	—	$4,985

See Notes to Financial Statements.

104	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

June 30, 2021

	WisdomTree U.S. High Yield Corporate Bond Fund		WisdomTree U.S. Short- Term Corporate Bond Fund	WisdomTree U.S. Short- Term High Yield Corporate Bond Fund	WisdomTree Emerging Markets Efficient Core Fund		WisdomTree International Efficient Core Fund
ASSETS:

Investments, at cost	$154,504,817		$30,270,669	$14,736,307	$1,716,553		$1,838,931

Investment in affiliates, at cost (Note 3)	—		—	—	65,430		—

Foreign currency, at cost	—		—	—	12,860		3,241
Investments in securities, at value[1,2] (Note 2)	158,250,281		30,714,642	15,030,985	1,767,271	[3]	1,824,511	[3]

Investment in affiliates, at value (Note 3)	—		—	—	67,314		—

Cash	2,062,386		58,109	908,525	222,391		167,460

Foreign currency, at value	—		—	—	12,865		3,174

Receivables:

Investment securities sold	143,008	[4]	101,611	13,782	—		—

Dividends	—		—	—	3,759		1,940

Securities lending income	1,487		15	67	—		—

Interest	2,326,129		247,828	215,334	—		—

Foreign tax reclaims	—		—	—	6		258

Net variation margin on futures contracts	—		—	—	2,252		1,993
Total Assets	162,783,291		31,122,205	16,168,693	2,075,858		1,999,336
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	4,374,775		231,720	345,015	—		—

Investment securities purchased	—		—	835,219	—		—

Advisory fees (Note 3)	48,949		4,575	4,724	526		434

Service fees (Note 2)	568		111	54	8		9
Total Liabilities	4,424,292		236,406	1,185,012	534		443
NET ASSETS	$158,358,999		$30,885,799	$14,983,681	$2,075,324		$1,998,893
NET ASSETS:

Paid-in capital	$154,963,806		$30,303,959	$15,808,191	$2,000,001		$2,000,002

Total distributable earnings (loss)	3,395,193		581,840	(824,510)	75,323		(1,109)
NET ASSETS	$158,358,999		$30,885,799	$14,983,681	$2,075,324		$1,998,893
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,000,000		600,000	300,000	50,000		50,000
Net asset value per share	$52.79		$51.48	$49.95	$41.51		$39.98
[1] Includes market value of securities out on loan of:	$4,527,773		$225,755	$333,856	—		—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Investments in securities include a security held by the broker as collateral for open futures contracts.
[4] Includes market value of securities out on loan, which were sold and pending settlement, of:	$109,436		—	—	—		—

See Notes to Financial Statements.

WisdomTree Trust	105

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

June 30, 2021

	WisdomTree U.S. Efficient Core Fund		WisdomTree BioRevolution Fund	WisdomTree Cloud Computing Fund	WisdomTree Cybersecurity Fund
ASSETS:

Investments, at cost	$333,942,290		$2,564,068	$1,227,558,087	$25,970,343

Foreign currency, at cost	—		—	—	42
Investments in securities, at value[1,2] (Note 2)	466,450,766	[3]	2,664,871	1,325,577,663	26,856,982

Cash	48,994,431		646	1,714,702	16,100

Deposits at broker for futures contracts	2,869,992		—	—	—

Foreign currency, at value	—		—	—	42

Unrealized appreciation on foreign currency contracts	—		—	—	21

Receivables:

Investment securities sold	—		—	5,606,783	5,215

Capital shares sold	2,028,453		—	1,427,188	—

Dividends	245,969		278	—	4,420

Securities lending income	—		—	15,082	—

Net variation margin on futures contracts	594,960		—	—	—
Total Assets	521,184,571		2,665,795	1,334,341,418	26,882,780
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	—		—	49,829,723	—

Investment securities purchased	1,815,790		—	1,431,799	—

Capital shares redeemed	—		—	5,588,800	—

Advisory fees (Note 3)	82,907		707	444,901	8,080

Service fees (Note 2)	1,824		6	4,350	79
Total Liabilities	1,900,521		713	57,299,573	8,159
NET ASSETS	$519,284,050		$2,665,082	$1,277,041,845	$26,874,621
NET ASSETS:

Paid-in capital	$396,458,749		$2,564,622	$1,195,051,740	$26,378,383

Total distributable earnings (loss)	122,825,301		100,460	81,990,105	496,238
NET ASSETS	$519,284,050		$2,665,082	$1,277,041,845	$26,874,621
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	12,800,000		100,000	22,850,000	1,100,000
Net asset value per share	$40.57		$26.65	$55.89	$24.43
[1] Includes market value of securities out on loan of:	—		—	$139,218,727	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Investments in securities include a security held by the broker as collateral for open futures contracts.

See Notes to Financial Statements.

106	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended June 30, 2021

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree International ESG Fund	WisdomTree U.S. Corporate Bond Fund
INVESTMENT INCOME:

Dividends[1]	$5,348,514	$1,244,451	$718,540	$289,130	$—

Dividends from affiliates (Note 3)	—	—	1,318	—	—

Interest	—	—	—	—	1,148,319

Non-cash dividends	290,537	8,890	5,171	18,723	—

Other income (Note 6)	2,174	—	—	—	—

Securities lending income, net (Note 2)	30,807	32,109	9,836	313	2,633
Total investment income	5,672,032	1,285,450	734,865	308,166	1,150,952
EXPENSES:

Advisory fees (Note 3)	622,695	185,641	111,472	42,671	97,934

Service fees (Note 2)	6,850	1,702	1,533	626	2,066

Other fees (Note 6)	654	—	—	—	—
Total expenses	630,199	187,343	113,005	43,297	100,000
Expense waivers (Note 3)	(28,142)	(6,323)	(16)	—	(13,420)
Net expenses	602,057	181,020	112,989	43,297	86,580
Net investment income	5,069,975	1,104,430	621,876	264,869	1,064,372
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(14,034,296)	(1,097,973)	3,795,289	1,608,509	189,204

Investment transactions in affiliates (Note 3)	—	—	(3,116)	—	—

In-kind redemptions	6,798,482	623,858	1,255,871	3,346,633	393,358

Futures contracts	(40,380)	—	—	—	—

Foreign currency contracts	(6,680,943)	(1,322,273)	(5,535)	(1,056)	—

Foreign currency related transactions	45,728	(27,036)	(10,227)	3,420	—
Net realized gain (loss)	(13,911,409)	(1,823,424)	5,032,282	4,957,506	582,562
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	39,964,466	11,628,812	7,067,250	(1,064,218)	(644,650)

Foreign currency contracts	2,964,269	696,594	(4)	—	—

Translation of assets and liabilities denominated in foreign currencies	(11,751)	(1,699)	1,832	(23)	—
Net increase (decrease) in unrealized appreciation/depreciation	42,916,984	12,323,707	7,069,078	(1,064,241)	(644,650)
Net realized and unrealized gain (loss) on investments	29,005,575	10,500,283	12,101,360	3,893,265	(62,088)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,075,550	$11,604,713	$12,723,236	$4,158,134	$1,002,284
[1] Net of foreign withholding tax of:	$499,396	$132,849	$110,783	$32,902	—
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	$106,595	—	—

See Notes to Financial Statements.

WisdomTree Trust	107

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended June 30, 2021

	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short- Term Corporate Bond Fund	WisdomTree U.S. Short- Term High Yield Corporate Bond Fund	WisdomTree Emerging Markets Efficient Core Fund[1]	WisdomTree International Efficient Core Fund[1]
INVESTMENT INCOME:

Dividends[2]	$—	$—	$—	$6,841	$5,107

Dividends from affiliates (Note 3)	—	—	—	169	—

Interest	5,608,251	480,649	868,032	—	—

Non-cash dividends	—	—	—	56	17

Securities lending income, net (Note 2)	22,236	1,401	6,666	—	—
Total investment income	5,630,487	482,050	874,698	7,066	5,124
EXPENSES:

Advisory fees (Note 3)	464,552	61,439	80,688	757	605

Service fees (Note 2)	5,063	1,289	840	10	10
Total expenses	469,615	62,728	81,528	767	615
Expense waivers (Note 3)	(27,258)	(8,748)	(8,099)	(27)	—
Net expenses	442,357	53,980	73,429	740	615
Net investment income	5,188,130	428,070	801,269	6,326	4,509
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	132,828	235,153	(430,313)	558	(15)

Investment transactions in affiliates (Note 3)	—	—	—	548	—

In-kind redemptions	2,147,767	—	430,450	—	—

Futures contracts	—	—	—	1,233	(15)

Foreign currency contracts	—	—	—	1,568	(2,325)

Foreign currency related transactions	—	—	—	6	2,271
Net realized gain (loss)	2,280,595	235,153	137	3,913	(84)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	5,486,180	(245,808)	1,365,710	50,718	(14,420)

Investment transactions in affiliates (Note 3)	—	—	—	1,884	—

Futures contracts	—	—	—	15,480	10,977

Translation of assets and liabilities denominated in foreign currencies	—	—	—	2	(91)
Net increase (decrease) in unrealized appreciation/depreciation	5,486,180	(245,808)	1,365,710	68,084	(3,534)
Net realized and unrealized gain (loss) on investments	7,766,775	(10,655)	1,365,847	71,997	(3,618)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,954,905	$417,415	$2,167,116	$78,323	$891
[1] For the period May 20, 2021 (commencement of operations) through June 30, 2021.
[2] Net of foreign withholding tax of:	—	—	—	$712	$475

See Notes to Financial Statements.

108	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year or Period Ended June 30, 2021

	WisdomTree U.S. Efficient Core Fund	WisdomTree BioRevolution Fund[1]	WisdomTree Cloud Computing Fund	WisdomTree Cybersecurity Fund[2]
INVESTMENT INCOME:

Dividends[3]	$5,251,718	$602	$—	$20,416

Interest	1,680	—	—	—

Securities lending income, net (Note 2)	—	—	137,902	—
Total investment income	5,253,398	602	137,902	20,416
EXPENSES:

Advisory fees (Note 3)	792,000	707	4,604,860	30,828

Service fees (Note 2)	17,424	7	45,025	301
Total expenses	809,424	714	4,649,885	31,129
Net investment income (loss)	4,443,974	(112)	(4,511,983)	(10,713)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,018,293)	(231)	(15,013,621)	(390,422)

In-kind redemptions	5,278,799	—	270,268,484	—

Futures contracts	(11,031,105)	—	—	—

Foreign currency contracts	(12)	(980)	—	444

Foreign currency related transactions	11	980	—	(609)
Net realized gain (loss)	(6,770,600)	(231)	255,254,863	(390,587)
Net increase in unrealized appreciation/depreciation:

Investment transactions	108,941,048	100,803	47,066,707	886,639

Futures contracts	2,361,383	—	—	—

Foreign currency contracts	—	—	—	21
Net increase in unrealized appreciation/depreciation	111,302,431	100,803	47,066,707	886,660
Net realized and unrealized gain on investments	104,531,831	100,572	302,321,570	496,073
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,975,805	$100,460	$297,809,587	$485,360
[1] For the period June 3, 2021 (commencement of operations) through June 30, 2021.
[2] For the period January 28, 2021 (commencement of operations) through June 30, 2021.
[3] Net of foreign withholding tax of:	$1,068	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	109

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Dynamic Currency Hedged International Equity Fund		WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund		WisdomTree Emerging Markets ESG Fund

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$5,069,975	$6,759,349	$1,104,430	$1,276,215	$621,876	$1,539,298

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(13,911,409)	(14,991,596)	(1,823,424)	(2,338,743)	5,032,282	(11,034,078)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	42,916,984	(17,695,284)	12,323,707	(4,266,000)	7,069,078	1,168,339
Net increase (decrease) in net assets resulting from operations	34,075,550	(25,927,531)	11,604,713	(5,328,528)	12,723,236	(8,326,441)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(5,826,707)	(6,668,730)	(1,376,310)	(1,234,753)	(678,548)	(1,732,870)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	7,730,083	26,090,935	—	23,212,365	—	15,996,072

Cost of shares redeemed	(72,463,771)	(47,711,888)	(6,907,300)	(12,674,510)	(10,123,196)	(22,807,795)
Net increase (decrease) in net assets resulting from capital share transactions	(64,733,688)	(21,620,953)	(6,907,300)	10,537,855	(10,123,196)	(6,811,723)
Net Increase (Decrease) in Net Assets	(36,484,845)	(54,217,214)	3,321,103	3,974,574	1,921,492	(16,871,034)
NET ASSETS:

Beginning of year	$198,144,520	$252,361,734	$38,015,269	$34,040,695	$33,482,285	$50,353,319

End of year	$161,659,675	$198,144,520	$41,336,372	$38,015,269	$35,403,777	$33,482,285
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	7,800,000	8,750,000	1,450,000	1,150,000	1,200,000	1,600,000

Shares created	250,000	950,000	—	800,000	—	500,000

Shares redeemed	(2,750,000)	(1,900,000)	(250,000)	(500,000)	(300,000)	(900,000)
Shares outstanding, end of year	5,300,000	7,800,000	1,200,000	1,450,000	900,000	1,200,000

See Notes to Financial Statements.

110	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International ESG Fund		WisdomTree U.S. Corporate Bond Fund		WisdomTree U.S. High Yield Corporate Bond Fund

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$264,869	$517,773	$1,064,372	$458,905	$5,188,130	$1,787,854

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	4,957,506	(4,120,336)	582,562	(288,995)	2,280,595	(481,889)

Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,064,241)	3,487,248	(644,650)	880,520	5,486,180	(2,142,432)
Net increase (decrease) in net assets resulting from operations	4,158,134	(115,315)	1,002,284	1,050,430	12,954,905	(836,467)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(320,460)	(696,978)	(1,241,380)	(463,600)	(5,187,250)	(1,789,692)

Tax return of capital	—	—	—	—	—	(2,358)

Total distributions to shareholders	(320,460)	(696,978)	(1,241,380)	(463,600)	(5,187,250)	(1,792,050)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	1,309,671	22,168,592	42,399,291	129,194,909	50,258,393

Cost of shares redeemed	(14,506,297)	(10,883,686)	(10,978,661)	(10,018,086)	(41,686,889)	—
Net increase (decrease) in net assets resulting from capital share transactions	(14,506,297)	(9,574,015)	11,189,931	32,381,205	87,508,020	50,258,393
Net Increase (Decrease) in Net Assets	(10,668,623)	(10,386,308)	10,950,835	32,968,035	95,275,675	47,629,876
NET ASSETS:

Beginning of year	$18,362,647	$28,748,955	$38,077,245	$5,109,210	$63,083,324	$15,453,448

End of year	$7,694,024	$18,362,647	$49,028,080	$38,077,245	$158,358,999	$63,083,324
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	750,000	1,200,000	700,000	100,000	1,300,000	300,000

Shares created	—	50,000	400,000	800,000	2,500,000	1,000,000

Shares redeemed	(500,000)	(500,000)	(200,000)	(200,000)	(800,000)	—
Shares outstanding, end of year	250,000	750,000	900,000	700,000	3,000,000	1,300,000

See Notes to Financial Statements.

WisdomTree Trust	111

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Short-Term Corporate Bond Fund		WisdomTree U.S. Short-Term High Yield Corporate Bond Fund		WisdomTree Emerging Markets Efficient Core Fund

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Period May 20, 2021* through June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$428,070	$269,073	$801,269	$1,102,141	$6,326

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	235,153	17,782	137	(593,987)	3,913

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(245,808)	627,761	1,365,710	(1,225,627)	68,084
Net increase (decrease) in net assets resulting from operations	417,415	914,616	2,167,116	(717,473)	78,323
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(521,988)	(270,700)	(813,333)	(1,094,900)	(3,000)

Tax return of capital	—	—	(417)	—	—
Total distributions to shareholders	(521,988)	(270,700)	(813,750)	(1,094,900)	(3,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,358,506	14,944,762	4,963,910	5,048,702	2,000,000

Cost of shares redeemed	—	—	(14,751,210)	—	(119)
Net increase (decrease) in net assets resulting from capital share transactions	10,358,506	14,944,762	(9,787,300)	5,048,702	1,999,881
Net Increase (Decrease) in Net Assets	10,253,933	15,588,678	(8,433,934)	3,236,329	2,075,204
NET ASSETS:

Beginning of period	$20,631,866	$5,043,188	$23,417,615	$20,181,286	$120

End of period	$30,885,799	$20,631,866	$14,983,681	$23,417,615	$2,075,324
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	400,000	100,000	500,000	400,000	3

Shares created	200,000	300,000	100,000	100,000	50,000

Shares redeemed	—	—	(300,000)	—	(3)
Shares outstanding, end of period	600,000	400,000	300,000	500,000	50,000
*	Commencement of operations.

See Notes to Financial Statements.

112	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International Efficient Core Fund	WisdomTree U.S. Efficient Core Fund		WisdomTree BioRevolution Fund

	For the Period May 20, 2021* through June 30, 2021	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Period June 3, 2021* through June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$4,509	$4,443,974	$1,082,237	$(112)

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(84)	(6,770,600)	1,679,641	(231)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(3,534)	111,302,431	23,349,438	100,803
Net increase in net assets resulting from operations	891	108,975,805	26,111,316	100,460
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(2,000)	(4,558,343)	(1,126,753)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,000,000	192,382,346	242,226,200	2,564,622

Cost of shares redeemed	(118)	(16,194,891)	(33,960,014)	(100)
Net increase in net assets resulting from capital share transactions	1,999,882	176,187,455	208,266,186	2,564,522
Net Increase in Net Assets	1,998,773	280,604,917	233,250,749	2,664,982
NET ASSETS:

Beginning of period	$120	$238,679,133	$5,428,384	$100

End of period	$1,998,893	$519,284,050	$238,679,133	$2,665,082
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	3	7,800,000	200,000	4

Shares created	50,000	5,450,000	8,800,000	100,000

Shares redeemed	(3)	(450,000)	(1,200,000)	(4)
Shares outstanding, end of period	50,000	12,800,000	7,800,000	100,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Trust	113

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Cloud Computing Fund		WisdomTree Cybersecurity Fund

	For the Year Ended June 30, 2021	For the Period September 6, 2019* through June 30, 2020	For the Period January 28, 2021* through June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(4,511,983)	$(188,491)	$(10,713)

Net realized gain (loss) on investments and foreign currency contracts	255,254,863	6,087,744	(390,587)

Net increase in unrealized appreciation/depreciation on investments and foreign currency contracts	47,066,707	50,952,869	886,660
Net increase in net assets resulting from operations	297,809,587	56,852,122	485,360
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	1,791,135,471	392,277,785	26,389,247

Cost of shares redeemed	(1,232,674,591)	(28,358,629)	(86)
Net increase in net assets resulting from capital share transactions	558,460,880	363,919,156	26,389,161
Net Increase in Net Assets	856,270,467	420,771,278	26,874,521
NET ASSETS:

Beginning of period	$420,771,378	$100	$100

End of period	$1,277,041,845	$420,771,378	$26,874,621
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	10,800,004	4	4

Shares created	37,050,000	11,725,000	1,100,000

Shares redeemed	(25,000,004)	(925,000)	(4)
Shares outstanding, end of period	22,850,000	10,800,004	1,100,000
*	Commencement of operations.

See Notes to Financial Statements.

114	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Currency Hedged International Equity Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$25.40	$28.84	$28.96	$28.27	$24.26
Investment operations:

Net investment income[1]	0.91	0.80	1.04	1.00	0.98

Net realized and unrealized gain (loss)	5.27	(3.44)	(0.17)	0.70	4.32
Total from investment operations	6.18	(2.64)	0.87	1.70	5.30
Dividends and distributions to shareholders:

Net investment income	(1.08)	(0.80)	(0.99)	(1.01)	(0.83)

Capital gains	—	—	—	—	(0.46)
Total dividends and distributions to shareholders	(1.08)	(0.80)	(0.99)	(1.01)	(1.29)
Net asset value, end of year	$30.50	$25.40	$28.84	$28.96	$28.27

TOTAL RETURN[2]	24.76%	(9.34)%[3]	3.11%	6.04%	22.25%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$161,660	$198,145	$252,362	$262,129	$450,964

Ratios to average net assets of:

Expenses, net of expense waivers	0.39%	0.35%	0.35%	0.35%	0.35%

Expenses, prior to expense waivers	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	3.26%	2.87%	3.68%	3.33%	3.67%
Portfolio turnover rate[4]	38%	17%	26%	15%	27%

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$26.22	$29.60	$31.50	$30.12	$23.87
Investment operations:

Net investment income[1]	0.88	0.88	1.12	1.11	0.86

Net realized and unrealized gain (loss)	8.46	(3.39)	(2.29)	0.92	6.18
Total from investment operations	9.34	(2.51)	(1.17)	2.03	7.04
Dividends to shareholders:

Net investment income	(1.11)	(0.87)	(0.73)	(0.65)	(0.79)
Net asset value, end of year	$34.45	$26.22	$29.60	$31.50	$30.12

TOTAL RETURN[2]	36.12%	(8.70)%[5]	(3.70)%	6.73%	29.80%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$41,336	$38,015	$34,041	$17,327	$3,012

Ratios to average net assets of:

Expenses, net of expense waivers	0.47%	0.43%	0.43%	0.43%	0.43%

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.86%	3.08%	3.77%	3.41%	3.16%
Portfolio turnover rate[4]	60%	25%	55%	95%	75%
[1]	Based on average shares outstanding.
[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.11% lower.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.14% lower.

See Notes to Financial Statements.

WisdomTree Trust	115

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets ESG Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020[1]	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$27.90	$31.47	$30.95	$29.71	$25.63
Investment operations:

Net investment income[2]	0.62	0.93	1.21	0.96	0.96

Net realized and unrealized gain (loss)	11.50	(3.44)	0.38	1.14	3.96
Total from investment operations	12.12	(2.51)	1.59	2.10	4.92
Dividends to shareholders:

Net investment income	(0.68)	(1.06)	(1.07)	(0.86)	(0.84)
Net asset value, end of year	$39.34	$27.90	$31.47	$30.95	$29.71

TOTAL RETURN[3]	43.82%	(8.19)%	5.25%	7.05%[4]	19.46%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$35,404	$33,482	$50,353	$34,042	$11,885

Ratios to average net assets of:

Expenses	0.32%[5,6]	0.32%	0.32%	0.32%	0.32%

Net investment income	1.79%[5]	3.13%	3.97%	2.91%	3.38%
Portfolio turnover rate[7]	69%	130%[1]	26%	22%	15%

WisdomTree International ESG Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020[8]	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period November 3, 2016* through June 30, 2017
Net asset value, beginning of period	$24.48	$23.96	$24.67	$23.31	$19.63
Investment operations:

Net investment income[2]	0.51	0.46	0.49	0.71	0.32

Net realized and unrealized gain	6.52	0.73[9]	0.02	1.03	3.52
Total from investment operations	7.03	1.19	0.51	1.74	3.84
Dividends and distributions to shareholders:

Net investment income	(0.73)	(0.50)	(0.29)	(0.21)	(0.15)

Capital gains	—	(0.17)	(0.93)	(0.17)	—

Tax return of capital	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	(0.73)	(0.67)	(1.22)	(0.38)	(0.16)
Net asset value, end of period	$30.78	$24.48	$23.96	$24.67	$23.31

TOTAL RETURN[3]	28.94%	4.88%	2.56%	7.44%	19.61%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$7,694	$18,363	$28,749	$19,736	$2,331

Ratios to average net assets of:

Expenses, net of expense waivers	0.30%	0.15%[5]	0.10%[5]	0.10%[5]	0.10%[5,10]

Expenses, prior to expense waivers	0.30%	0.52%[5]	0.58%[5]	0.58%[5]	0.58%[5,10]

Net investment income	1.86%	1.89%[5]	2.10%[5]	2.87%[5]	2.23%[5,10]
Portfolio turnover rate[7]	80%	112%[8]	6%	4%	4%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]

The information reflects the investment objective and strategy of the WisdomTree Emerging Markets Dividend Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree Emerging Markets ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[2]	Based on average shares outstanding.
[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.
[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.
[7]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

The information reflects the investment objective and strategy of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree International ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[9]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[10]	Annualized.

See Notes to Financial Statements.

116	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Corporate Bond Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$54.40	$51.09	$47.79	$49.88	$50.69
Investment operations:

Net investment income[1]	1.23	1.42	1.59	1.49	1.36

Net realized and unrealized gain (loss)	0.25[2]	3.37	3.28	(2.02)	(0.63)
Total from investment operations	1.48	4.79	4.87	(0.53)	0.73
Dividends and distributions to shareholders:

Net investment income	(1.21)	(1.48)	(1.57)	(1.56)	(1.30)

Capital gains	(0.19)	—	—	—	(0.24)
Total dividends and distributions to shareholders	(1.40)	(1.48)	(1.57)	(1.56)	(1.54)
Net asset value, end of year	$54.48	$54.40	$51.09	$47.79	$49.88

TOTAL RETURN[3]	2.75%	9.54%	10.44%	(1.11)%	1.52%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$49,028	$38,077	$5,109	$4,779	$4,988

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%[4]	0.18%	0.18%	0.18%	0.18%

Expenses, prior to expense waivers	0.21%	0.28%	0.28%	0.28%	0.28%

Net investment income	2.27%	2.71%	3.29%	3.02%	2.74%
Portfolio turnover rate[5]	36%	25%	22%	21%	45%

WisdomTree U.S. High Yield Corporate Bond Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$48.53	$51.51	$49.77	$52.29	$50.41
Investment operations:

Net investment income[1]	2.32	2.64	2.84	2.91	2.80

Net realized and unrealized gain (loss)	4.28	(3.00)	1.69	(2.14)	2.24
Total from investment operations	6.60	(0.36)	4.53	0.77	5.04
Dividends and distributions to shareholders:

Net investment income	(2.34)	(2.62)	(2.75)	(2.89)	(2.79)

Capital gains	—	—	(0.04)	(0.40)	(0.37)

Tax return of capital	—	(0.00)[6]	—	—	—
Total dividends and distributions to shareholders	(2.34)	(2.62)	(2.79)	(3.29)	(3.16)
Net asset value, end of year	$52.79	$48.53	$51.51	$49.77	$52.29

TOTAL RETURN[3]	13.84%	(0.72)%	9.43%	1.49%	10.23%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$158,359	$63,083	$15,453	$4,977	$5,229

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%[7]	0.38%	0.38%	0.38%	0.38%

Expenses, prior to expense waivers	0.41%	0.48%	0.48%	0.48%	0.48%

Net investment income	4.51%	5.32%	5.68%	5.67%	5.38%
Portfolio turnover rate[5]	21%	22%	14%	35%	51%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.18%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Amount represents less than $0.005.

[7]

The investment advisor had contractually agreed to limit the advisory fee to 0.38% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.38%.

See Notes to Financial Statements.

WisdomTree Trust	117

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Short-Term Corporate Bond Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$51.58	$50.43	$49.03	$49.94	$50.20
Investment operations:

Net investment income[1]	0.75	1.23	1.24	0.98	0.79

Net realized and unrealized gain (loss)	0.06[2]	1.13[2]	1.39	(0.88)	(0.28)
Total from investment operations	0.81	2.36	2.63	0.10	0.51
Dividends and distributions to shareholders:

Net investment income	(0.75)	(1.21)	(1.23)	(1.01)	(0.77)

Capital gains	(0.16)	—	—	—	—
Total dividends and distributions to shareholders	(0.91)	(1.21)	(1.23)	(1.01)	(0.77)
Net asset value, end of year	$51.48	$51.58	$50.43	$49.03	$49.94

TOTAL RETURN[3]	1.59%	4.75%	5.44%	0.19%	1.02%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$30,886	$20,632	$5,043	$4,903	$4,994

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%[4]	0.18%	0.18%	0.18%	0.18%

Expenses, prior to expense waivers	0.21%	0.28%	0.28%	0.28%	0.28%

Net investment income	1.46%	2.43%	2.50%	1.98%	1.58%
Portfolio turnover rate[5]	47%	43%	28%	41%	38%

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net asset value, beginning of year	$46.84	$50.45	$49.91	$51.39	$50.32
Investment operations:

Net investment income[1]	2.04	2.46	2.66	2.39	2.43

Net realized and unrealized gain (loss)	3.18	(3.61)	0.51	(0.77)	1.60
Total from investment operations	5.22	(1.15)	3.17	1.62	4.03
Dividends and distributions to shareholders:

Net investment income	(2.11)	(2.46)	(2.63)	(2.38)	(2.42)

Capital gains	—	—	—	(0.72)	(0.54)

Tax return of capital	(0.00)[6]	—	—	—	—
Total dividends and distributions to shareholders	(2.11)	(2.46)	(2.63)	(3.10)	(2.96)
Net asset value, end of year	$49.95	$46.84	$50.45	$49.91	$51.39

TOTAL RETURN[3]	11.34%	(2.34)%	6.54%	3.28%	8.19%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$14,984	$23,418	$20,181	$4,991	$5,139

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%[7]	0.38%	0.38%	0.38%	0.38%

Expenses, prior to expense waivers	0.43%	0.48%	0.48%	0.48%	0.48%

Net investment income	4.19%	5.06%	5.34%	4.73%	4.72%
Portfolio turnover rate[5]	71%	44%	18%	66%	69%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.18%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Amount represents less than $0.005.

[7]

The investment advisor had contractually agreed to limit the advisory fee to 0.38% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.38%.

See Notes to Financial Statements.

118	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Efficient Core Fund	For the Period May 20, 2021* through June 30, 2021
Net asset value, beginning of period	$39.75
Investment operations:

Net investment income[1]	0.13

Net realized and unrealized gain	1.69
Total from investment operations	1.82
Dividends to shareholders:

Net investment income	(0.06)
Net asset value, end of period	$41.51

TOTAL RETURN[2]	4.58%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$2,075

Ratios to average net assets of:

Expenses, net of expense waivers	0.31%[3,4]

Expenses, prior to expense waivers	0.32%[3,4]

Net investment income	2.68%[3,4]
Portfolio turnover rate[5]	3%

WisdomTree International Efficient Core Fund	For the Period May 20, 2021* through June 30, 2021
Net asset value, beginning of period	$39.43
Investment operations:

Net investment income[1]	0.09

Net realized and unrealized gain	0.50[6]
Total from investment operations	0.59
Dividends to shareholders:

Net investment income	(0.04)
Net asset value, end of period	$39.98

TOTAL RETURN[2]	1.50%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,999

Ratios to average net assets of:

Expenses	0.26%[3]

Net investment income	1.94%[3]
Portfolio turnover rate[5]	0%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Markets Efficient Core Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal period.

See Notes to Financial Statements.

WisdomTree Trust	119

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Efficient Core Fund	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Period August 2, 2018* through June 30, 2019
Net asset value, beginning of period	$30.60	$27.14	$25.08
Investment operations:

Net investment income[1]	0.41	0.45	0.38

Net realized and unrealized gain	9.95	3.39	2.01
Total from investment operations	10.36	3.84	2.39
Dividends and distributions to shareholders:

Net investment income	(0.37)	(0.27)	(0.33)

Capital gains	(0.02)	(0.11)	—
Total dividends and distributions to shareholders	(0.39)	(0.38)	(0.33)
Net asset value, end of period	$40.57	$30.60	$27.14

TOTAL RETURN[2]	34.04%	14.25%	9.64%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$519,284	$238,679	$5,428

Ratios to average net assets of:

Expenses	0.20%	0.20%	0.20%[3]

Net investment income	1.12%	1.57%	1.68%[3]
Portfolio turnover rate[4]	9%	13%	11%

WisdomTree BioRevolution Fund	For the Period June 3, 2021* through June 30, 2021
Net asset value, beginning of period	$25.03
Investment operations:

Net investment loss[1]	(0.00)[5]

Net realized and unrealized gain	1.62
Total from investment operations	1.62
Net asset value, end of period	$26.65

TOTAL RETURN[2]	6.47%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$2,665

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment loss	(0.07)%[3]
Portfolio turnover rate[4]	0%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

See Notes to Financial Statements.

120	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Cloud Computing Fund	For the Year Ended June 30, 2021	For the Period September 6, 2019* through June 30, 2020
Net asset value, beginning of period	$38.96	$25.06
Investment operations:

Net investment loss[1]	(0.22)	(0.11)

Net realized and unrealized gain	17.15	14.01
Total from investment operations	16.93	13.90
Net asset value, end of period	$55.89	$38.96

TOTAL RETURN[2]	43.45%	55.47%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,277,042	$420,771

Ratios to average net assets of:

Expenses	0.45%	0.45%[3]

Net investment loss	(0.44)%	(0.43)%[3]
Portfolio turnover rate[4]	40%	8%

WisdomTree Cybersecurity Fund	For the Period January 28, 2021* through June 30, 2021
Net asset value, beginning of period	$24.17
Investment operations:

Net investment loss[1]	(0.01)

Net realized and unrealized gain	0.27
Total from investment operations	0.26
Net asset value, end of period	$24.43

TOTAL RETURN[2]	1.08%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$26,875

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment loss	(0.16)%[3]
Portfolio turnover rate[4]	18%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	121

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Dynamic Currency Hedged International Equity Fund (“Dynamic Currency Hedged International Equity Fund” and also referred to herein as “Currency Hedged Equity Fund”)	January 7, 2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (“Dynamic Currency Hedged International SmallCap Equity Fund” and also referred to herein as “Currency Hedged Equity Fund”)	January 7, 2016
WisdomTree Emerging Markets ESG Fund (“Emerging Markets ESG Fund”)	April 7, 2016
WisdomTree International ESG Fund (“International ESG Fund”)	November 3, 2016
WisdomTree U.S. Corporate Bond Fund (“U.S. Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. High Yield Corporate Bond Fund (“U.S. High Yield Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. Short-Term Corporate Bond Fund (“U.S. Short-Term Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (“U.S. Short-Term High Yield Corporate Bond Fund”)	April 27, 2016
WisdomTree Emerging Markets Efficient Core Fund (“Emerging Markets Efficient Core Fund”)	May 20, 2021
WisdomTree International Efficient Core Fund (“International Efficient Core Fund”)	May 20, 2021
WisdomTree U.S. Efficient Core Fund (“U.S. Efficient Core Fund”) (formerly, WisdomTree 90/60 U.S. Balanced Fund)	August 2, 2018
WisdomTree BioRevolution Fund (“BioRevolution Fund”)	June 3, 2021
WisdomTree Cloud Computing Fund (“Cloud Computing Fund”)	September 6, 2019
WisdomTree Cybersecurity Fund (“Cybersecurity Fund”)	January 28, 2021

Each Fund, except the Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund and U.S. Efficient Core Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’) or an Index developed by a third party. The Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund and U.S. Efficient Core Fund are actively managed using a model-based approach. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions

122	WisdomTree Trust

Notes to Financial Statements (continued)

(e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an

WisdomTree Trust	123

Notes to Financial Statements (continued)

event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended June 30, 2021, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, equity futures contracts and interest rate futures contracts during the year or period ended June 30, 2021 and open positions in such derivatives as of June 30, 2021 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at June 30, 2021 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of June 30, 2021, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

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As of June 30, 2021, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$1,678,898	Unrealized depreciation on foreign currency contracts	$7,417
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	400,901	Unrealized depreciation on foreign currency contracts	3,039
Emerging Markets Efficient Core Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	16,234	Unrealized depreciation on futures contracts*	648
Equity contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	106
International Efficient Core Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	11,625	Unrealized depreciation on futures contracts*	648
U.S. Efficient Core Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	2,910,179	Unrealized depreciation on futures contracts*	328,366
Cybersecurity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	21	Unrealized depreciation on foreign currency contracts	—
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on page 128 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year or period ended June 30, 2021, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	$(6,680,943)	$2,964,269
Equity contracts	(40,380)	—
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	(1,322,273)	696,594
Emerging Markets ESG Fund
Foreign exchange contracts	(5,535)	(4)
International ESG Fund
Foreign exchange contracts	(1,056)	—
Emerging Markets Efficient Core Fund[3]
Foreign exchange contracts	1,568	—
Interest rate contracts	—	15,586
Equity contracts	1,233	(106)
International Efficient Core Fund[3]
Foreign exchange contracts	(2,325)	—
Interest rate contracts	(15)	10,977
U.S. Efficient Core Fund
Foreign exchange contracts	(12)	—
Interest rate contracts	(11,031,105)	2,361,383

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Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
BioRevolution Fund[4]
Foreign exchange contracts	$(980)	$—
Cybersecurity Fund[5]
Foreign exchange contracts	444	21
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
Interest rate contracts	Net realized gain (loss) from futures contracts
Equity contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Equity contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

[3]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.

[4]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.

[5]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

During the fiscal year or period ended June 30, 2021, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Dynamic Currency Hedged International Equity Fund
Equity contracts[1]	$—	$—	$73,821
Foreign exchange contracts	75,503,660	149,582,842	—
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	18,245,589	36,123,659	—
Emerging Markets ESG Fund
Foreign exchange contracts	1,514	65,231	—
International ESG Fund
Foreign exchange contracts	598	2,143	—
Emerging Markets Efficient Core Fund[2]
Foreign exchange contracts[1]	824,097	123,216	—
Equity contracts	—	—	47,074
Interest rate contracts	—	—	1,195,606
International Efficient Core Fund[2]
Foreign exchange contracts[1]	889,283	—	—
Interest rate contracts	—	—	1,169,184
U.S. Efficient Core Fund
Foreign exchange contracts[1]	—	89	—
Interest rate contracts	—	—	234,717,691
BioRevolution Fund[1,3]
Foreign exchange contracts	126,886	—	—
Cybersecurity Fund[4]
Foreign exchange contracts	—	1,320	—
[1]	The volume of derivative activity for the period is based on intra-month balances.

[2]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.

[3]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.

[4]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally,

126	WisdomTree Trust

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the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. In addition, the Funds generally will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation/depreciation from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Currency Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Currency Hedged Equity Funds utilized forward foreign currency contracts (“Forward Contracts”) primarily to dynamically offset exposures to foreign currencies consistent with each Fund’s investment objective. The Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund, U.S. Efficient Core Fund, BioRevolution Fund, and the Cybersecurity Fund each utilized Forward Contracts to facilitate foreign security settlements. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial

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banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Dynamic Currency Hedged International Equity Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with its investment objective during the Fund’s quarterly portfolio rebalance. The Emerging Markets Efficient Core Fund utilized futures contracts to obtain long exposure to equity futures contracts and U.S. Treasury obligations consistent with its investment strategy. The International Efficient Core Fund and U.S. Efficient Core Fund primarily utilized futures contracts to obtain long exposure to U.S. Treasury obligations consistent with their investment strategy. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., equity, currency or U.S. Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., equity, currency or U.S. Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a

128	WisdomTree Trust

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company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

Each Fund’s futures contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts are excluded from the netting table herein.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of June 30, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Dynamic Currency Hedged International Equity Fund
Securities Lending	$6,597,215	$—	$(6,597,215)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	1,678,898	(4,509)	—	1,674,389	7,417	(4,509)	—	2,908
Dynamic Currency Hedged International SmallCap Equity Fund
Securities Lending	2,743,437	—	(2,743,437)[1]	—	—	—	—	—
Foreign Currency Contracts	400,901	(2,354)	—	398,547	3,039	(2,354)	—	685

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Notes to Financial Statements (continued)

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Emerging Markets ESG Fund
Securities Lending	$257,115	$—	$(257,115)[1]	$—	$—	$—	$—	$—
International ESG Fund
Securities Lending	35,341	—	(35,341)[1]	—	—	—	—	—
U.S. Corporate Bond Fund
Securities Lending	615,096	—	(615,096)[1]	—	—	—	—	—
U.S. High Yield Corporate Bond Fund
Securities Lending	4,637,209	—	(4,637,209)[1]	—	—	—	—	—
U.S. Short-Term Corporate Bond Fund
Securities Lending	225,755	—	(225,755)[1]	—	—	—	—	—
U.S. Short-Term High Yield Corporate Bond Fund
Securities Lending	333,856	—	(333,856)[1]	—	—	—	—	—
Cloud Computing Fund
Securities Lending	139,218,727	—	(139,218,727)[1]	—	—	—	—	—
Cybersecurity Fund
Foreign Currency Contracts	21	—	—	21	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Emerging Markets Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

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3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for U.S. Corporate Bond Fund, U.S. High Yield Corporate Bond Fund, U.S. Short-Term Corporate Bond Fund and U.S. Short-Term High Yield Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (“Voya IM”). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Dynamic Currency Hedged International Equity Fund	0.40%[1]
Dynamic Currency Hedged International SmallCap Equity Fund	0.48%[2]
Emerging Markets ESG Fund	0.32%
International ESG Fund	0.30%
U.S. Corporate Bond Fund	0.18%[3]
U.S. High Yield Corporate Bond Fund	0.38%[4]
U.S. Short-Term Corporate Bond Fund	0.18%[3]
U.S. Short-Term High Yield Corporate Bond Fund	0.38%[4]
Emerging Markets Efficient Core Fund[5]	0.32%
International Efficient Core Fund[5]	0.26%
U.S. Efficient Core Fund	0.20%
BioRevolution Fund[6]	0.45%
Cloud Computing Fund	0.45%
Cybersecurity Fund[7]	0.45%
[1]

Prior to the close of business on October 31, 2020, WTAM received an annual advisory fee of 0.40% (before fee waivers) based on the Fund’s average daily net assets and had contractually agreed to limit the advisory fee to 0.35% through October 31, 2020 (the advisory fee waiver expiration date). Effective the close of business on October 31, 2020, the contractual advisory fee waiver expired.

[2]

Prior to the close of business on October 31, 2020, WTAM received an annual advisory fee of 0.48% (before fee waivers) based on the Fund’s average daily net assets and had contractually agreed to limit the advisory fee to 0.43% through October 31, 2020 (the advisory fee waiver expiration date). Effective the close of business on October 31, 2020, the contractual advisory fee waiver expired.

[3]

Prior to the close of business on October 31, 2020, WTAM received an annual advisory fee of 0.28% (before fee waivers) based on the Fund’s average daily net assets and had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020 (the advisory fee waiver expiration date). Effective the close of business on October 31, 2020, the contractual advisory fee waiver expired and the advisory fee annual rate (before fee waivers) was permanently reduced to 0.18%.

[4]

Prior to the close of business on October 31, 2020, WTAM received an annual advisory fee of 0.48% (before fee waivers) based on the Fund’s average daily net assets and had contractually agreed to limit the advisory fee to 0.38% through October 31, 2020 (the advisory fee waiver expiration date). Effective the close of business on October 31, 2020, the contractual advisory fee waiver expired and the advisory fee annual rate (before fee waivers) was permanently reduced to 0.38%.

[5]	Since the commencement of operations on May 20, 2021.

[6]	Since the commencement of operations on June 3, 2021.

[7]	Since the commencement of operations on January 28, 2021.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year or period ended June 30, 2021, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

WisdomTree Trust	131

Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2021, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended June 30, 2021, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
Dynamic Currency Hedged International Equity Fund	$8,550,077	$7,192,410	$103,509
Dynamic Currency Hedged International SmallCap Equity Fund	2,109,797	2,560,541	82,804

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year or period ended June 30, 2021, WT held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At June 30, 2021		For the fiscal year or period ended June 30, 2021

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Dynamic Currency Hedged International Equity Fund	672	$20,629	$752
International ESG Fund	311	9,604	137
U.S. Corporate Bond Fund	18,064	984,667	21,767
U.S. High Yield Corporate Bond Fund	452	23,852	656
U.S. Short-Term Corporate Bond Fund	58,313	3,002,536	43,321
U.S. Short-Term High Yield Corporate Bond Fund	71	3,548	108
U.S Efficient Core Fund	145	5,893	45
Cloud Computing Fund	184	10,284	—
Cybersecurity Fund	84	2,058	—	[1]
[1]	For the fiscal period January 28, 2021 (commencement of operations) through June 30, 2021.

During the fiscal period ended June 30, 2021, in connection with the organization of the Emerging Markets Efficient Core Fund, International Efficient Core Fund, BioRevolution Fund, and Cybersecurity Fund, for each newly launched fund, WTAM contributed $120 in exchange for 3 shares in each of the Emerging Markets Efficient Core Fund and International Efficient Core Fund, respectively, and contributed $100 in exchange for 4 shares in each of the BioRevolution Fund and Cybersecurity Fund, respectively. Prior to June 30, 2021, WTAM redeemed the aforementioned shares as follows: 3 shares of the Emerging Markets Efficient Core Fund for proceeds of $119, 3 shares of the International Efficient Core Fund for proceeds of $118, 4 shares of the BioRevolution Fund for proceeds of $100, and 4 shares of the Cybersecurity Fund for proceeds of $86.

4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2021, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding

132	WisdomTree Trust

Notes to Financial Statements (continued)

short-term investments) for the fiscal year or period ended June 30, 2021 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Dynamic Currency Hedged International Equity Fund	$57,584,573	$66,625,835	$5,329,407	$66,748,222
Dynamic Currency Hedged International SmallCap Equity Fund	22,893,041	24,566,523	—	6,507,265
Emerging Markets ESG Fund	23,424,106	28,766,315	—	4,800,351
International ESG Fund	10,830,013	11,213,935	—	14,138,181
U.S. Corporate Bond Fund	18,478,864	16,420,544	21,630,202	10,515,072
U.S. High Yield Corporate Bond Fund	22,830,330	26,463,553	125,538,278	36,873,940
U.S. Short-Term Corporate Bond Fund	15,402,716	13,253,455	9,755,910	—
U.S. Short-Term High Yield Corporate Bond Fund	13,233,871	12,984,883	4,923,986	14,316,149
Emerging Markets Efficient Core Fund[1]	1,809,073	50,195	—	—
International Efficient Core Fund[1]	1,822,125	28	—	—
U.S. Efficient Core Fund	31,727,191	53,402,641	173,543,822	14,509,198
BioRevolution Fund[2]	1,245,739	3,340	1,321,901	—
Cloud Computing Fund	401,879,441	408,381,227	1,673,913,252	1,114,019,903
Cybersecurity Fund[3]	2,773,069	2,863,539	26,451,235	—
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.

[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.

[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

6. FEDERAL INCOME TAXES

At June 30, 2021, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Dynamic Currency Hedged International Equity Fund	$142,493,319	$28,128,010	$(5,495,003)	$22,633,007	$50,568	$(164)	$50,404	$22,683,411
Dynamic Currency Hedged International SmallCap Equity Fund	35,244,442	7,888,932	(1,105,820)	6,783,112	19,111	(106)	19,005	6,802,117
Emerging Markets ESG Fund	25,550,564	10,622,481	(660,268)	9,962,213	—	—	—	9,962,213
International ESG Fund	6,226,057	1,522,024	(66,000)	1,456,024	—	—	—	1,456,024
U.S. Corporate Bond Fund	48,464,809	975,265	(565,258)	410,007	—	—	—	410,007
U.S. High Yield Corporate Bond Fund	154,504,817	4,551,222	(805,758)	3,745,464	—	—	—	3,745,464
U.S. Short-Term Corporate Bond Fund	30,270,669	478,753	(34,780)	443,973	—	—	—	443,973
U.S. Short-Term High Yield Corporate Bond Fund	14,736,916	297,899	(3,830)	294,069	—	—	—	294,069
Emerging Markets Efficient Core Fund	1,782,028	93,297	(40,740)	52,557	—	(106)	(106)	52,451
International Efficient Core Fund	1,838,931	43,029	(57,449)	(14,420)	—	—	—	(14,420)
U.S. Efficient Core Fund	334,241,603	133,059,497	(850,334)	132,209,163	—	—	—	132,209,163
BioRevolution Fund	2,568,603	149,891	(53,623)	96,268	—	—	—	96,268

WisdomTree Trust	133

Notes to Financial Statements (continued)

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Cloud Computing Fund	$1,230,718,867	$153,140,459	$(58,281,663)	$94,858,796	$—	$—	$—	$94,858,796
Cybersecurity Fund	25,972,413	1,828,083	(943,514)	884,569	21	—	21	884,590
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At June 30, 2021, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Dynamic Currency Hedged International Equity Fund	$1,169,835	$(44,559,219)	$22,633,007	$54,424	$(20,701,953)
Dynamic Currency Hedged International SmallCap Equity Fund	259,792	(7,007,254)	6,783,112	17,992	53,642
Emerging Markets ESG Fund	109,324	(9,082,662)	9,962,213	(105,871)	883,004
International ESG Fund	10,503	(3,262,321)	1,456,024	751	(1,795,043)
U.S. Corporate Bond Fund	13,365	11,450	410,007	—	434,822
U.S. High Yield Corporate Bond Fund	880	(351,151)	3,745,464	—	3,395,193
U.S. Short-Term Corporate Bond Fund	74,712	63,155	443,973	—	581,840
U.S. Short-Term High Yield Corporate Bond Fund	—	(1,118,579)	294,069	—	(824,510)
Emerging Markets Efficient Core Fund	13,340	9,532	52,557	(106)	75,323
International Efficient Core Fund	6,825	6,577	(14,420)	(91)	(1,109)
U.S. Efficient Core Fund	253,925	(9,637,787)	132,209,163	—	122,825,301
BioRevolution Fund	4,423	(231)	96,268	—	100,460
Cloud Computing Fund	—	(12,868,691)	94,858,796	—	81,990,105
Cybersecurity Fund	—	(388,352)	884,569	21	496,238

The tax character of distributions paid during the fiscal years or periods ended June 30, 2021 and June 30, 2020, was as follows:

	Year or Period Ended June 30, 2021			Year or Period Ended June 30, 2020

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains		Distributions Paid from Return of Capital
Dynamic Currency Hedged International Equity Fund	$5,826,707	$—	$—	$6,668,730		$—		$—
Dynamic Currency Hedged International SmallCap Equity Fund	1,376,310	—	—	1,234,753		—		—
Emerging Markets ESG Fund	678,548	—	—	1,732,870		—		—
International ESG Fund	320,460	—	—	622,016		74,962		—
U.S. Corporate Bond Fund	1,207,970	33,410	—	463,600		—		—
U.S. High Yield Corporate Bond Fund	5,187,250	—	—	1,789,692		—		2,358
U.S. Short-Term Corporate Bond Fund	491,556	30,432	—	270,700		—		—
U.S. Short-Term High Yield Corporate Bond Fund	813,333	—	417	1,094,900		—		—
Emerging Markets Efficient Core Fund[1]	3,000	—	—	—		—		—
International Efficient Core Fund[1]	2,000	—	—	—		—		—
U.S. Efficient Core Fund	4,308,424	249,919	—	1,013,157		113,596		—
BioRevolution Fund[2]	—	—	—	—		—		—
Cloud Computing Fund	—	—	—	–	[3]	–	[3]	–	[3]
Cybersecurity Fund[4]	—	—	—	—		—		—
*	Includes short-term capital gains, if any.

[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.

[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.

[3]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

[4]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

134	WisdomTree Trust

Notes to Financial Statements (continued)

At June 30, 2021, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Dynamic Currency Hedged International Equity Fund	$8,059,834	$36,499,385	$44,559,219
Dynamic Currency Hedged International SmallCap Equity Fund	3,731,659	3,275,595	7,007,254
Emerging Markets ESG Fund	5,764,673	3,317,989	9,082,662
International ESG Fund	165,554	3,096,767	3,262,321
U.S. Corporate Bond Fund	—	—	—
U.S. High Yield Corporate Bond Fund	190,660	160,491	351,151
U.S. Short-Term Corporate Bond Fund	—	—	—
U.S. Short-Term High Yield Corporate Bond Fund	492,321	626,258	1,118,579
Emerging Markets Efficient Core Fund	—	—	—
International Efficient Core Fund	—	—	—
U.S. Efficient Core Fund	4,291,769	5,346,018	9,637,787
BioRevolution Fund	231	—	231
Cloud Computing Fund	10,169,755	—	10,169,755
Cybersecurity Fund	388,352	—	388,352

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended June 30, 2021, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses
Dynamic Currency Hedged International Equity Fund	$—	$—
Dynamic Currency Hedged International SmallCap Equity Fund	—	—
Emerging Markets ESG Fund	—	—
International ESG Fund	—	—
U.S. Corporate Bond Fund	—	43,713
U.S. High Yield Corporate Bond Fund	—	—
U.S. Short-Term Corporate Bond Fund	—	—
U.S. Short-Term High Yield Corporate Bond Fund	—	—
Emerging Markets Efficient Core Fund[1]	—	—
International Efficient Core Fund[1]	—	—
U.S. Efficient Core Fund	—	—
BioRevolution Fund[2]	—	—
Cloud Computing Fund	2,698,936	—
Cybersecurity Fund[3]	—	—
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.

[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.

[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

During the fiscal year or period ended June 30, 2021, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Dynamic Currency Hedged International Equity Fund	$—
Dynamic Currency Hedged International SmallCap Equity Fund	—
Emerging Markets ESG Fund	3,404,090

WisdomTree Trust	135

Notes to Financial Statements (continued)

Fund	Utilized Capital Loss Carryforward
International ESG Fund	$—
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	132,828
U.S. Short-Term Corporate Bond Fund	3,435
U.S. Short-Term High Yield Corporate Bond Fund	—
Emerging Markets Efficient Core Fund[1]	—
International Efficient Core Fund[1]	—
U.S. Efficient Core Fund	—
BioRevolution Fund[2]	—
Cloud Computing Fund	—
Cybersecurity Fund[3]	—
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.

[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.

[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

At June 30, 2021, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind and net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Dynamic Currency Hedged International Equity Fund	$(5,951,023)	$5,951,023
Dynamic Currency Hedged International SmallCap Equity Fund	(584,272)	584,272
Emerging Markets ESG Fund	(1,245,037)	1,245,037
International ESG Fund	(3,339,675)	3,339,675
U.S. Corporate Bond Fund	(393,288)	393,288
U.S. High Yield Corporate Bond Fund	(2,142,351)	2,142,351
U.S. Short-Term Corporate Bond Fund	—	—
U.S. Short-Term High Yield Corporate Bond Fund	(430,450)	430,450
Emerging Markets Efficient Core Fund	—	—
International Efficient Core Fund	—	—
U.S. Efficient Core Fund	(5,196,206)	5,196,206
BioRevolution Fund	—	—
Cloud Computing Fund	(266,164,700)	266,164,700
Cybersecurity Fund	10,878	(10,878)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included net in the Statements of Operations in “Dividend Income”, the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Liabilities in “Receivables: Foreign tax reclaims”.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of

136	WisdomTree Trust

Notes to Financial Statements (continued)

Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended June 30, 2021, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

As of and during the fiscal year or period ended June 30, 2021, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended June 30, 2021, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

7. ADDITIONAL INFORMATION

At the recommendation of WTAM, the investment adviser of the WisdomTree U.S. Short Term High Yield Corporate Bond Fund (the “Affected Fund”), after continued review of the product lineup and anticipated limited future prospect of investor demand for the Affected Fund, among other considerations, the Board of Trustees determined to close and liquidate the Affected Fund.

After the close of business on September 24, 2021, the Affected Fund will no longer accept creation orders. The last day of secondary market trading of the Affected Fund’s shares will also be September 24, 2021. Shareholders are able to sell Affected Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When the Affected Fund commences liquidation of its portfolio, which is anticipated to occur on or around September 27, 2021, but may occur before September 27, 2021, the liquidation process will result in the Affected Fund increasing its cash holdings and deviating from the investment objective and strategy stated in its prospectus.

It is anticipated that shareholders remaining in the Affected Fund after the last day of trading will have their shares redeemed automatically on or around October 4, 2021 and will receive cash through their broker or other applicable financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on or about October 1, 2021. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in the Affected Fund and that receive cash will not be charged any transaction fees by the Affected Fund. Whether shareholders sell their shares or are automatically redeemed as described above, shareholders will generally recognize a capital gain (or loss) equal to the amount received for their shares (or below) the adjusted cost basis in such shares.

*    *    *    *    *    *

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally for over a year, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

WisdomTree Trust	137

Notes to Financial Statements (concluded)

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

138	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund, WisdomTree International ESG Fund, WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree U.S. Short-Term High Yield Corporate Bond Fund, WisdomTree Emerging Markets Efficient Core Fund, WisdomTree International Efficient Core Fund, WisdomTree U.S. Efficient Core Fund (formerly, WisdomTree 90/60 U.S. Balanced Fund), WisdomTree BioRevolution Fund, WisdomTree Cloud Computing Fund and WisdomTree Cybersecurity Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund, WisdomTree International ESG Fund, WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree U.S. Short-Term High Yield Corporate Bond Fund, WisdomTree Emerging Markets Efficient Core Fund, WisdomTree International Efficient Core Fund, WisdomTree U.S. Efficient Core Fund (formerly, WisdomTree 90/60 U.S. Balanced Fund), WisdomTree BioRevolution Fund, WisdomTree Cloud Computing Fund and WisdomTree Cybersecurity Fund (collectively referred to as the “Funds”), (fourteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of June 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fourteen of the funds constituting WisdomTree Trust) at June 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Emerging Markets ESG Fund

WisdomTree U.S. Corporate Bond Fund

WisdomTree U.S. High Yield Corporate Bond Fund

WisdomTree U.S. Short-Term Corporate Bond Fund

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund

	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the five years in the period ended June 30, 2021
WisdomTree International ESG Fund	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the four years in the period ended June 30, 2021 and the period from November 3, 2016 (commencement of operations) through June 30, 2017
WisdomTree U.S. Efficient Core Fund (formerly, WisdomTree 90/60 U.S. Balanced Fund)	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021 and the period from August 2, 2018 (commencement of operations) through June 30, 2019
WisdomTree Cloud Computing Fund	For the year ended June 30, 2021	For the year ended June 30, 2021 and the period from September 6, 2019 (commencement of operations) through June 30, 2020
WisdomTree Cybersecurity Fund	For the period from January 28, 2021 (commencement of operations) through June 30, 2021
WisdomTree Emerging Markets Efficient Core Fund WisdomTree International Efficient Core Fund	For the period from May 20, 2021 (commencement of operations) through June 30, 2021
WisdomTree BioRevolution Fund	For the period from June 3, 2021 (commencement of operations) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

WisdomTree Trust	139

Report of Independent Registered Public Accounting Firm (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

August 20, 2021

140	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreement (unaudited)

Consideration of the Approval of Investment Advisory and Sub-Advisory Agreements

WisdomTree International Efficient Core Fund, WisdomTree Emerging Markets Efficient Core Fund and WisdomTree BioRevolution Fund (each, a “Fund” and together, the “Funds”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on March 24-25, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide each Fund with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Funds.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Trustees noted that representatives from WTAM presented preliminary information to the Trustees regarding each Fund’s proposed investment objective and principal investment strategies and risks at a meeting of the Trust’s Investment Committee, a committee of Independent Trustees, held on March 22, 2021. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered. Each Fund was considered separately.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. It was noted that WisdomTree International Efficient Core Fund and WisdomTree Emerging Markets Efficient Core Fund would be actively managed and WisdomTree BioRevolution Fund would be passively managed. The Board noted WTAM’s belief that shareholders will invest in the Funds on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Funds. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Funds, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to each Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Funds’ portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Funds. The Board also considered research support available to, and management capabilities of, the Funds’ management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of the Funds’ Performance, Advisory Fees and Fund Expenses. As the Funds had not yet commenced operations, the Board was not able to review the Funds’ performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of the Funds’ assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Funds. The Board examined the fee to be paid by each Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Funds’ fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Funds and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee paid by each Fund) and not by the Funds. The Board considered the meaningful differences in the services that WTAM will provide to the Funds as compared to the Sub-Adviser, including that the role of the Sub-Adviser in making investment recommendations with respect to the passively managed Fund tracking an index is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered that the role of the Sub-Adviser in making investment recommendations with respect to actively managed Funds is model-based, with oversight by WTAM in seeking to ensure consistency with such quantitative models. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with each Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Funds grows to a sufficient size. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

WisdomTree Trust	141

Approval of Investment Advisory and Sub-Advisory Agreement (unaudited) (continued)

Analysis of Profitability and Economies of Scale. As the Funds had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Funds had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds in connection with future renewals.

*    *    *    *    *    *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

Consideration of the Approval of Investment Advisory and Sub-Advisory Agreements

WisdomTree Cybersecurity Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 3-4, 2020, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Trustees noted that representatives from WTAM presented preliminary information to the Trustees regarding the Fund’s proposed investment objective and principal investment strategies and risks at a meeting of the Trust’s Investment Committee, a committee of Independent Trustees, held on December 3, 2020. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. It was noted that the Fund would be passively managed. The Board noted WTAM’s belief that shareholders will invest in the Fund on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to the Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fee and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

142	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreement (unaudited) (concluded)

The Board considered the fee to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee paid by the Fund) and not by the Fund. The Board considered the meaningful differences in the services that WTAM will provide to the Fund as compared to the Sub-Adviser, including that the role of the Sub-Adviser in making investment recommendations with respect to the Fund tracking an index is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with the Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Fund grows to a sufficient size. Based on this review, the Board concluded that the fee to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fee annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

*    *    *    *    *    *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

WisdomTree Trust	143

Liquidity Risk Management Program (unaudited)

Effective June 1, 2019, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

144	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer During Past 5 Years
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	73	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	73	None

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	73	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	73	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	73	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	73	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

WisdomTree Trust	145

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer During Past 5 Years
Officers of the Trust
Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	73	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	73	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	73	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	73	None

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	73	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	73	None

+	As of June 30, 2021.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

146	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended June 30, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended June 30, 2021, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Dynamic Currency Hedged International Equity Fund	$4,595,294
Dynamic Currency Hedged International SmallCap Equity Fund	1,005,503
Emerging Markets ESG Fund	391,113
International ESG Fund	317,335
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
U.S. Short-Term High Yield Corporate Bond Fund	—
Emerging Markets Efficient Core Fund[1]	3,000
International Efficient Core Fund[1]	2,000
U.S. Efficient Core Fund	4,308,406
BioRevolution Fund[2]	—
Cloud Computing Fund	—
Cybersecurity Fund[3]	—
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.
[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.
[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended June 30, 2021 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
Dynamic Currency Hedged International Equity Fund	0.00%	0.00%
Dynamic Currency Hedged International SmallCap Equity Fund	0.00%	0.00%
Emerging Markets ESG Fund	0.00%	0.00%
International ESG Fund	0.00%	0.00%
U.S. Corporate Bond Fund	100.00%	100.00%
U.S. High Yield Corporate Bond Fund	0.00%	100.00%
U.S. Short-Term Corporate Bond Fund	100.00%	100.00%
U.S. Short-Term High Yield Corporate Bond Fund	0.00%	100.00%
Emerging Markets Efficient Core Fund[1]	0.00%	0.00%
International Efficient Core Fund[1]	0.00%	0.00%
U.S. Efficient Core Fund	0.00%	0.00%
BioRevolution Fund[2]	0.00%	0.00%
Cloud Computing Fund	0.00%	0.00%
Cybersecurity Fund[3]	0.00%	0.00%
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.
[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.
[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

WisdomTree Trust	147

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year or period ended June 30, 2021, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Dynamic Currency Hedged International Equity Fund	—
Dynamic Currency Hedged International SmallCap Equity Fund	1.17%
Emerging Markets ESG Fund	—
International ESG Fund	0.01%
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
U.S. Short-Term High Yield Corporate Bond Fund	—
Emerging Markets Efficient Core Fund[1]	0.08%
International Efficient Core Fund[1]	—
U.S. Efficient Core Fund	99.82%
BioRevolution Fund[2]	—
Cloud Computing Fund	—
Cybersecurity Fund[3]	—
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.
[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.
[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended June 30, 2021. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Dynamic Currency Hedged International Equity Fund	$5,541,197	$362,639
Dynamic Currency Hedged International SmallCap Equity Fund	1,187,474	108,853
Emerging Markets ESG Fund	724,391	102,435
International ESG Fund	297,003	31,490
U.S. Corporate Bond Fund	—	—
U.S. High Yield Corporate Bond Fund	—	—
U.S. Short-Term Corporate Bond Fund	—	—
U.S. Short-Term High Yield Corporate Bond Fund	—	—
Emerging Markets Efficient Core Fund[1]	6,712	697
International Efficient Core Fund[1]	4,980	475
U.S. Efficient Core Fund	—	—
BioRevolution Fund[2]	—	—
Cloud Computing Fund	—	—
Cybersecurity Fund[3]	—	—
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.
[2]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.
[3]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

148	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	149

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. While the Fixed Income Funds attempt to limit credit and counterparty exposure, the value of an investment in the Funds may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-5275

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $290,308 for 2021 and $323,208 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $111,854 for 2021 and $133,161 for 2020.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $111,854 for 2021 and $133,161 for 2020.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: August 27, 2021

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: August 27, 2021